As filed with the Securities and Exchange Commission on August 5, 2022
1933 Act File No. 333-262575
1940 Act File No. 811-23779

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-2
(Check appropriate box or boxes)
REGISTRATION STATEMENT
☒
UNDER
THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. 1
☒
Post-Effective Amendment No.
☐
and
REGISTRATION STATEMENT
☒
UNDER
THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 1
☒

PIMCO Flexible Real Estate Income Fund
(Exact name of Registrant as Specified in Charter)

650 Newport Center Drive
Newport Beach, CA 92660
(Address of Principal Executive Offices)
(Number, Street, City, State, Zip Code)
(844) 312-2113
(Registrant’s Telephone Number, including Area Code)
Ryan G. Leshaw
c/o Pacific Investment Management Company LLC
650 Newport Center Drive
Newport Beach, California 92660
(Name and Address (Number, Street, City, State, Zip Code) of Agent for Service)
Copies of Communications to:
Douglas P. Dick, Esq. William Bielefeld, Esq. Dechert LLP 1900 K Street, N.W. Washington, D.C. 20006

Approximate Date of Proposed Public Offering:
As soon as practicable after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.
☒
Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto. ________.
☐
Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the
Securities Act.________.

☐
Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General
Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the
Securities Act.

It is proposed that this filing will become effective (check appropriate box):
☐	when declared effective pursuant to section 8(c) or as follows:
☐	Immediately upon filing pursuant to paragraph (b)	☐	on April 30, 2022, pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)	☐	on (date), pursuant to paragraph (a)

If appropriate, check the following box:
☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
☐
This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities
Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

☐
This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the
Securities Act registration statement number of the earlier effective registration statement for the same offering is:

☐
This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the
Securities Act registration statement number of the earlier effective registration statement for the same offering is:
______.

Check each box that appropriately characterizes the Registrant:
☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”).
☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act.
☒	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act.
☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).
☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
☐	Emerging Growth Company (as defined by Rule 12b-1 under the Securities Exchange Act of 1934 (“Exchange Act”).
☐
If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to
Section 7(a)(2)(B) of Securities Act.

☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this Registration
Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said
Section 8(a), may determine.

Subject to Completion Preliminary Prospectus dated [ ]
Interval Funds
Prospectus
[ ]
PIMCO FLEXIBLE REAL ESTATE INCOME FUND
Common Shares
Institutional Class Shares
PIMCO Flexible Real Estate Income Fund	[ ]
THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
The Fund. PIMCO Flexible Real Estate Income Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company. The Fund is a Delaware statutory trust and intends to elect to be taxed as a real estate investment trust (“REIT”) for U.S. federal income tax purposes under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund currently intends to offer one class of its Common Shares on a continuous basis: Institutional Class (the “Common Shares”). The Fund may offer additional classes of its Common Shares in the future.
Investment Objectives. The Fund’s primary investment objective is to provide current income with a secondary objective of long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objectives.
Principal Investment Strategies. The Fund’s investment strategy will be, under normal circumstances, primarily to acquire stabilized, income-oriented commercial real estate and debt secured by commercial real estate. Under normal circumstances, the Fund’s portfolio will be principally comprised of properties, and debt secured by properties, primarily located in the United States but may also be diversified on a global basis through investments in properties and debt secured by properties outside of the United States. To a lesser extent, and subject to the investment limitations described herein, the Fund also may invest in real estate-related securities.

Before buying any of the Fund’s Common Shares, you should read the discussion of the principal risks of investing in the Fund in “Principal Risks of the Fund” beginning on page [ ] of this prospectus. No assurance can be given that the Fund’s investment objectives will be achieved, and you could lose all of your investment in the Fund.
	Price to public	Sales load	Estimated offering expenses(1)	Proceeds to Fund
Per Institutional Class Common Share
1)
Expenses of issuance and distribution include $[ ] in estimated printing and engraving expenses, $[ ] in estimated legal fees, and $[ ] in estimated accounting expenses. Organizational expenses to be paid by the Fund include registration fees and legal fees and are estimated to be approximately [ ]% of the Fund’s net assets attributable to Common Shares.
Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
Prospectus dated [ ], 2022.

ii

Interval Fund/Repurchase Offers. The Fund is an “interval fund,” a type of fund which, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25%, or such other amount as may be permitted under applicable rules and regulations or no-action, exemptive or other relief, of its outstanding Common Shares at net asset value (“Repurchases”). Subject to applicable law and approval of the Board of Trustees, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Common Shares at net asset value, which is the minimum amount permitted.
Leverage. The Fund may use leverage to provide additional funds to support its investment activities. The Fund itself expects to use entity level debt (non-mortgage debt at the Fund level) and expects its investments will utilize property level debt financing (mortgages on the Fund’s properties that are not recourse to the Fund except in extremely limited circumstances). Property level debt will be incurred by operating entities (entities that, directly or indirectly, hold and operate real estate investments) held by the Fund and secured by real estate owned by such operating entities. If an operating entity were to default on a loan, the lender’s recourse would be to the mortgaged property and the lender would typically not have a claim to other assets of the Fund or its subsidiaries. The Fund may also incur entity level debt, including unsecured and secured credit facilities from certain financial institutions and other forms of borrowing (collectively, “Borrowings”), which is limited to 33 1∕3% of the Fund’s total assets (less all liabilities and indebtedness not represented by Investment Company Act leverage) immediately after such Borrowings. See “Leverage” and “Principal Risks of the Fund—Leverage Risk.”
Investment Manager. The Fund’s investment manager is Pacific Investment Management Company LLC (“PIMCO” or the “Investment Manager”). As of [ ], PIMCO had approximately $[ ] trillion in assets under management.
Risks. Investing in the Fund involves a high degree of risk. In particular:
◾
An investment in the Fund is suitable only for investors who can bear the risks associated with investments with limited liquidity. The Common Shares should be viewed as a long-term investment within a multi-asset personal portfolio and should not be viewed individually as a complete investment program.
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An investment in the Fund is not suitable for investors who need certainty about their ability to access all of the money they invest in the short term.
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There is no assurance that the Fund will be able to maintain a certain level of distributions to Common Shareholders.
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The Fund may pay distributions from sources other than cash flow from operations, including, without limitation, the sale of assets, borrowings, return of capital, or offering proceeds.
◾
The Common Shares have no history of public trading, nor is it currently intended that the Common Shares will be listed on a public exchange or any other trading market in the near future. No organized secondary market is expected to develop for the Fund’s shares, liquidity for the Fund’s Common Shares are expected to be provided only through quarterly Repurchases of Common Shares at NAV per share.
◾
There is no guarantee that Repurchases will occur or that an investor will be able to sell all the Common Shares that the investor desires to sell in a repurchase offer. Due to these restrictions, an investor should consider an investment in the Fund to be illiquid. Investing in the Common Shares may be speculative and involves a high degree of risk, including the risks associated with leverage. See “Principal Risks of the Fund” below in this prospectus.
Please read this prospectus carefully before deciding whether to invest and retain it for future reference. It sets forth concisely the information about the Fund that a prospective investor ought to know before investing in the Fund. The Fund has filed with the Securities and Exchange Commission (“SEC”) a Statement of Additional Information dated [ ], 2022 containing additional information about the Fund. The Statement of Additional Information is incorporated by reference into this prospectus, which means it is part of this prospectus for legal purposes. The Fund will also produce both annual and semi-annual reports that will contain important information about the Fund. Copies of the Statement of Additional Information and the Fund’s annual and semi-annual reports, when available, may be obtained upon request, without charge, by calling [ ] or by writing to the Fund at Regulatory Document Request, 650 Newport Center Drive, Newport Beach, California 92660. You may also call this toll-free telephone number to request other information about the Fund or to make shareholder inquiries. The Statement of Additional Information is, and the annual reports and the semi-annual reports will be, made available free of charge on the Fund’s website at www.pimco.com. Information on, or accessible through, the Fund’s website is not a part of, and is not incorporated into, this prospectus. You may also access reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov.
The Fund’s Common Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
The Fund has not authorized anyone to provide you with information other than that contained or incorporated by reference in this prospectus. The Fund does not take any responsibility for, and does not provide any assurances as to the reliability of, any other information that others may give you. The Fund is not making an offer of these securities in any jurisdiction where the offer is not permitted. You should not assume that the information contained in this prospectus is accurate as of any date other than the date on the front hereof or thereof. The Fund’s business, financial condition, results of operations and prospects may have changed since that date.

iii

You should rely only on the information contained in or incorporated by reference into this Prospectus. The Fund has not authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer of these securities in any jurisdiction where the offer is not permitted.
Website Disclosure
The Fund’s website at [ ] will contain additional information about the Fund, but the contents of the website are not incorporated by reference in or otherwise a part of this prospectus. From time to time, the Fund may use its website as a distribution channel for material Fund information.

PIMCO Flexible Real Estate Income Fund

Prospectus Summary
This is only a summary. This summary may not contain all of the information that you should consider before investing in the Fund. You should review the more detailed information contained in this prospectus and in the Statement of Additional Information (the “SAI”), especially the information under the heading “Principal Risks of the Fund.”
The Fund
PIMCO Flexible Real Estate Income Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act” or “1940 Act”). The Fund’s investment manager is Pacific Investment Management Company LLC (“PIMCO” or the “Investment Manager”). The Fund is a Delaware statutory trust and intends to elect to be taxed as a real estate investment trust (“REIT”) for U.S. federal income tax purposes under the Internal Revenue Code of 1986, as amended (the “Code”). See “The Fund.”
Who May Want to Invest
Investors should consider their financial situations and needs, other investments, investment goals, investment experience, time horizons, liquidity needs and risk tolerance before investing in the Fund. An investment in the Fund is not appropriate for all investors, and the Fund is not intended to be a complete investment program.
Barriers to investing in real estate can be high, which has in the past curbed broad-based participation in the asset class. These include high capital requirements and complex, relatively illiquid transactions. The Fund may be an appropriate investment for long-term investors who are seeking:
◾
 a portfolio of commercial real estate and real estate debt with the transparency of a registered investment company;
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 the operating cash flow, capital appreciation and portfolio diversification benefits that real estate can offer; and
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 the opportunity for attractive current distributions through a tax-efficient structure and the potential for long-term capital appreciation.
Investment Objectives
The Fund’s primary investment objective is to provide current income with a secondary objective of long- term capital appreciation. There can be no assurance that the Fund will achieve its investment objective.
Principal Investment Strategies
The Fund’s investment strategy will be, under normal circumstances, primarily to acquire stabilized, income-oriented commercial real estate (“CRE”) and debt secured by commercial real estate. Under normal circumstances, the Fund’s portfolio will be principally comprised of properties, and debt secured by properties, primarily located in the United States but may also be diversified on a global basis through investments in properties and debt secured by properties outside of the United States. To a lesser extent, and subject to the investment limitations described herein, the Fund also may invest in real estate-related securities.
The Fund intends, under normal circumstances, to invest at least 80% of its net assets (plus the amount of its borrowings for investment purposes) in a portfolio of real estate, including in the form of property investments, equity investments in real estate or real estate-related companies, real estate related loans or other real estate debt investments and securities of real estate and real estate-related issuers or real estate related companies. For purposes of the Fund’s 80% policy, the Fund values its derivative instruments based on their market value.
As a fundamental policy, the Fund will normally invest at least 25% of its total assets (i.e., concentrate) in real estate investments and mortgage-related assets issued by government agencies or other governmental entities or by private originators or issuers, which for purposes of this investment restriction the Fund treats collectively as an industry or group of industries (for purposes of this restriction, investment companies are not considered to be part of any industry).
◾
Location. The Fund intends to invest principally in major markets in the United States with the ability to selectively invest in other regions that PIMCO believes offer attractive risk-adjusted returns consistent with the objectives of the Fund.
◾
Property Types. The Fund expects to invest across various CRE property types including, but not limited to residential, industrial, office, retail, hospitality, and select niche sectors. The Fund’s exposure to any of the below property types may change based on PIMCO’s outlook. The following is not an exhaustive list of asset classes or strategies that the Fund may target, and the Fund may not target all (or any one) of the following asset classes or strategies at any given time:
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Residential. Residential properties are generally defined as having five or more dwelling units that are part of a single complex and offered for rental use, and also include single-family residential properties offered for rental use. This may include apartment, student housing or senior living.
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Industrial. Industrial properties are generally categorized as warehouse/distribution centers, research and development facilities, flex space or manufacturing.
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Office. Office properties include conventional office properties as well as office properties for specialized use, such as medical or laboratory use.
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Retail. Retail properties consist of shopping and entertainment properties, such as shopping malls, retail stores, shopping centers, etc.
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Hospitality. Hospitality properties are generally defined as hotels and lodging properties and can be further divided in various sub-categories including (but not limited to) limited service, full service, etc.
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Select Niche Sectors. Select niche sectors include sub-segments of the real estate industry with purpose-built properties, such as data centers, life sciences, medical office, self-storage, etc.

2   Interval Funds | Prospectus

Prospectus

The following sections further describe certain asset classes and strategies that the Fund may target. The following is not an exhaustive list of asset classes or strategies that the Fund may target, and the Fund is not obligated to target all (or any one) of the following asset classes or strategies.
◾
Private CRE Equity Investments: The Fund intends, under normal circumstances, to invest primarily in stabilized income-oriented private CRE located in the United States. Stabilized income-oriented real estate generally means that a property is well leased to tenants (that is, the property has favorable occupancy rates) and does not require material capital improvements. However, the Fund may make investments in CRE with other characteristics (such as properties that are not well leased and generally require significant capital improvements, restructuring and/or repositioning) or other geographies at PIMCO’s discretion. The Fund expects to invest in various CRE property types, including residential, industrial, office, retail, hospitality, and certain niche sectors. The Fund’s exposure to any of the aforementioned property types may change based on PIMCO’s outlook. While PIMCO generally expects to arrange for third-party property managers or joint venture partners to manage such investments, the Fund, PIMCO and/or their respective affiliates (as well as entities owned by or affiliated with any of the foregoing) may also provide such services.
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Private CRE Debt Investments: The Fund’s investments may include mortgage loans, mezzanine, preferred equity, transitional private debt secured by CRE properties and b-notes (the secondary tranche in a commercial mortgage-backed security). Such investments may be of any credit quality (including below investment grade (commonly referred to as “high yield” securities or “junk bonds”)), may have any combination of principal and interest payment structures, may be newly-originated or existing, may have been originated to specific or general underwriting standards which vary according to the seller and may be of any size and any lien position (e.g., first-lien, second-lien or unsecured). In addition, the Fund may provide financing in respect of real estate or real estate-related assets or interests (including to finance construction, development or improvement projects, mortgage loan pay downs and/or mortgage loans), in each case directly or through companies acquired (or created) and owned by or otherwise affiliated with the Fund or PIMCO.
Generally, the day-to-day administration of these investments will be handled by one or more servicers selected by PIMCO. It is expected that, in consultation with PIMCO, such servicers will develop appropriate strategies to seek to maximize value from such investments.
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Publicly Traded CRE Securities: The Fund’s investments in publicly traded real estate securities may include commercial mortgage backed securities (“CMBS”), residential mortgage backed securities (“RMBS”), and other equity or debt securities issued by REITs or real estate-related investment companies. Publicly traded securities may be exchange-traded or traded over-the-counter (“OTC”). Real estate-related investment companies are investment companies that primarily invest in real estate or activities relating to the ownership, construction, financing, management, servicing or sale of such real estate. The Fund may invest in securities of any credit quality, maturity and duration to enhance its income and capital appreciation potential and to provide liquidity to the overall portfolio. This may include below investment grade (or junk) securities. The Fund expects that its investments in publicly traded real estate securities will primarily be in U.S. securities, but it may also invest in non-U.S. securities (however, the Fund does not expect to invest in emerging markets). Countries with “emerging market” economies are those with securities markets that are, in the opinion of PIMCO, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation. When investing in another investment company, the Fund generally will consider such investment company’s 80% policy for purposes of determining whether to treat an investment therein towards the Fund’s 80% policy or, if the investment company does not have an 80% policy, the Fund may consider the underlying investment company’s portfolio holdings and related information. To the extent that an underlying investment company in which the Fund invests has adopted a policy to concentrate its investments in a particular industry, the Fund will, to the extent applicable, take such underlying investment company’s concentration policy into consideration for purposes of the Fund’s own industry concentration policy.
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Collateralized Bond Obligations, Collateralized Loan Obligations and other Collateralized Debt Obligations: The Fund may invest in each of CBOs, CLOs, other CDOs and other similarly structured securities. CBOs, CLOs and CDOs are types of asset-backed securities. A CBO is a trust which is often backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate commercial real estate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs and other CDOs may charge management fees and administrative expenses. The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the instrument in which the Fund invests. CBOs, CLOs and other CDOs may carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the possibility that the quality of the collateral may decline in value or default; (iii) the possibility that investments in CBOs, CLOs and other CDOs are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
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Derivative Instruments: The Fund may, but is not required to,

[ ] | Prospectus  3

PIMCO Flexible Real Estate Income Fund

utilize various derivative strategies (both long and short positions) involving the purchase or sale of futures and forward contracts (including foreign currency exchange contracts), call and put options, credit default swaps, total return swaps, basis swaps and other swap agreements and other derivative instruments for investment purposes, leveraging purposes or in an attempt to hedge against market, credit, interest rate, currency and other risks in the portfolio.
The Offering
The Fund’s Common Shares are being offered initially at an offering price of $[ ] per share. The minimum initial investment for Institutional Class Common Shares is $1 million per account.
The Fund’s Common Shares are being offered initially through PIMCO Investments LLC (the “Distributor”), on a best efforts basis. Following this initial offering, Institutional Class Common Shares are expected to be offered on a continuous basis at net asset value (“NAV”). While neither the Fund nor the Distributor impose an initial sales charge on Institutional Class Common Shares, if you buy Institutional Class Common Shares through certain financial firms, they may directly charge you transaction or other fees in such amount as they may determine. Please consult your financial firm for additional information.
For additional information regarding each share class please see “Plan of Distribution – Share Classes” in this prospectus. The Fund reserves the right to reject a purchase order for any reason. Shareholders will not have the right to redeem their Common Shares. However, as described below, in order to provide some liquidity to shareholders, the Fund will conduct periodic repurchase offers for a portion of its outstanding Common Shares.
Investment Manager
PIMCO serves as the Investment Manager for the Fund. Subject to the supervision of the Board of Trustees of the Fund, PIMCO is responsible for managing the investment activities of the Fund and the Fund’s business affairs and other administrative matters. The PIMCO Investment Professionals that comprise the REFLX Investment Committee are jointly and primarily responsible for the day-to-day management of the Fund.
PIMCO is located at 650 Newport Center Drive, Newport Beach, CA 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to registered investment companies. PIMCO is a majority-owned indirect subsidiary of Allianz SE, a publicly traded European insurance and financial services company. As of [ ], PIMCO had approximately $[ ] trillion in assets under management.
Investment Management Agreement and Administration Agreement
The Fund pays for the advisory and certain supervisory and administrative services it requires under an Investment Management Agreement and a separate Administration Agreement.
See “Management of the Fund — Investment Management Agreement, Administration Agreement.”
Investment Process
PIMCO believes that deal sourcing will be a key component of the Fund’s investment strategy, and that the experience of the Fund’s CRE investment team and the breadth of PIMCO’s investment professionals, including PIMCO’s substantial resources dedicated to real estate, specialty finance and corporate markets, will benefit from such sourcing efforts. PIMCO has over 265 investment professionals who focus on equity and debt across global CRE markets spanning geography, property type and development stages.
PIMCO expects to implement a consistent, disciplined investment selection process centered on asset level analysis of the intrinsic value of investment opportunities. PIMCO’s investment process is expected to typically focus on detailed asset level and deal structure underwriting with a focus on pricing and structuring, asset management and exit strategies. In addition, PIMCO believes that macroeconomic risks remain important and, as a result, PIMCO expects to leverage the firm’s macro insights to seek to identify trends or risks that may affect local markets, property types or capital markets. Furthermore, the team has access to the expansive PIMCO credit research team of 85+ analysts to support credit analysis on tenant quality, and assess non-asset-specific risk. Finally, PIMCO’s analytics platform provides a quantitative framework for comparing investment opportunities across the capital structure.
PIMCO generally expects to evaluate CRE opportunities through a detailed analysis which may include (to the extent relevant to a prospective investment, as determined by the Investment Manager), the value of prospective investments and any underlying collateral or asset through the use of proprietary models, site visits, automated valuation model analyses, appraisals, broker opinions or otherwise; collateral or asset quality; loss severities, loss timing, recoveries, cure rates, prepayment risk and other relevant factors; historical performance analysis (including trend analysis on statistics such as delinquencies and losses); structural risks; servicing risks; loan servicing records; loan-level cash flow models to determine, among other things, the timing and the manner of loss distribution under different scenarios utilizing proprietary delinquency, default and loss curves based on historical patterns; state-specific liquidation timelines; review of local market rental and sales comparables; environmental, zoning and physical property condition reports and any qualitative factors that may alter loss expectations and cash flow timing with respect to potential investments, such as the regulatory and legislative environment and servicer practices. This process may include the review and assimilation of information from a variety of third-party sources, including any operating partners or special consultants retained by the Fund, various statistical services and interaction with the operating partners of certain investments. Finally, legal, tax and regulatory risks relevant to specific investments are typically considered as part the investment analysis. The specific steps and techniques employed in evaluation of potential investments may also vary depending on various factors including timing of the investment, whether the investment is had been sourced

4  Prospectus | Interval Funds

Prospectus

off market or through a competitive, marketed processes, the nature of relevant counterparties and PIMCO’s experience with such counterparties, and many other transaction specific factors.
Periodic Repurchase Offers
The Fund is an “interval fund,” a type of fund which, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25%, or such other amount as may be permitted under applicable rules and regulations or no-action, exemptive or other relief, of its outstanding Common Shares at NAV. Subject to applicable law and approval of the Board of Trustees (the “Board” or “Board of Trustees”), for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Common Shares at NAV, which is the minimum amount permitted. Written notification of each quarterly repurchase offer (the “Repurchase Offer Notice”) will be sent to shareholders at least 21 calendar days before the repurchase request deadline (i.e., the date by which shareholders can tender their Common Shares in response to a repurchase offer) (the “Repurchase Request Deadline”). Subject to Board approval, Repurchase Request Deadlines are expected to occur each [ ], and Repurchase Offer Notices are expected to be sent to shareholders each [ ] preceding each such Repurchase Request Deadline. The Fund’s Common Shares are not listed on any securities exchange, and the Fund anticipates that no secondary market will develop for its Common Shares. Accordingly, shareholders may not be able to sell Common Shares when and/or in the amount that you desire. Investors should consider Common Shares of the Fund to be an illiquid investment. Thus, the Common Shares are appropriate only as a long-term investment. In addition, the Fund’s repurchase offers may subject the Fund and shareholders to special risks.
Leverage
The Fund may use leverage to provide additional funds to support its investment activities. The Fund itself expects to use entity level debt (non-mortgage debt at the Fund level) and expects its investments will utilize property level debt financing (mortgages on the Fund’s properties that are not recourse to the Fund except in extremely limited circumstances). See “Principal Risks of the Fund—Recourse Financings Risk.” Entity level debt that the Fund may also incur may include unsecured and secured credit facilities from certain financial institutions and other forms of borrowing (collectively, “Borrowings”), which is limited to 33 1∕3% of the Fund’s total assets (less all liabilities and indebtedness not represented by Investment Company Act leverage) immediately after such Borrowings. In addition, the Fund may enter into investment management techniques (including reverse repurchase agreements and derivative transactions) that have similar effects as leverage, but which are not subject to the foregoing 33 1∕3% limitation if effected in compliance with applicable SEC rules and guidance. Furthermore, the Fund may add leverage to its portfolio through the issuance of Preferred Shares (“Preferred Shares”) in an aggregate amount of up to 50% of the Fund’s total assets (less all liabilities and indebtedness not represented by Investment Company Act leverage) immediately after such issuance. See “Leverage” and “Principal Risks of the Fund—Leverage Risk.”
Borrowings (and any Preferred Shares) have seniority over Common Shares. Any Borrowings and Preferred Shares (if issued) leverage investments in Common Shares. Holders of Common Shares bear the costs associated with any Borrowings, and if the Fund issues Preferred Shares, holders of Common Shares bear the offering costs of the Preferred Shares issuance. The Board may authorize the use of leverage through Borrowings and Preferred Shares without the approval of the holders of Common Shares.
The Fund may not use leverage at all times and the amount of leverage may vary depending upon a number of factors, including the Investment Manager’s outlook for the market and the costs that the Fund would incur as a result of such leverage. There is no assurance that the Fund’s leveraging strategy will be successful.
Distributions
The Fund intends to distribute substantially all of its net investment income to shareholders in the form of dividends. The Fund intends to declare income dividends and distribute them monthly to shareholders of record. In addition, the Fund intends to distribute any net capital gains earned from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.
Unless shareholders specify otherwise, distributions will be reinvested in Common Shares of the Fund in accordance with the Fund’s dividend reinvestment plan. The Fund may pay distributions from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as from offering proceeds and/or borrowings. See “Distributions” and “Dividend Reinvestment Plan.”
Expenses
Subject to the terms and conditions outlined in this prospectus, the Fund will reimburse the Investment Manager for certain expenses incurred in relation to the Fund. The Fund will also reimburse the Investment Manager for actual operating and property expenses incurred on behalf of the Fund for property management, acquisitions, dispositions and financings. PIMCO may hire third-party or affiliated property managers (who could also be joint venture partners for an investment) at prevailing market rates to perform management and specialized services for the Fund’s commercial real estate investments.
For a more complete discussion of the Fund’s expenses and reimbursement arrangements, see “Summary of Fund Expenses.”
Distributor, Custodian and Transfer Agent
PIMCO Investments LLC, an affiliate of PIMCO, will serve as the Fund’s principal underwriter and distributor. [ ] will serve as the primary custodian of the Fund’s assets and also provides certain fund accounting, sub-administrative and compliance services to the Fund on behalf of the Investment Manager. [ ] will serve as a custodian of the

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PIMCO Flexible Real Estate Income Fund

Fund for the purpose of processing investor subscriptions and repurchases. [ ] will serve as the Fund’s transfer agent and dividend disbursement agent.
Unlisted Closed-End Fund Structure; Limited Liquidity
The Fund does not currently intend to list its Common Shares for trading on any securities exchange or any other trading market in the near future. There is currently no secondary market for its Common Shares and the Fund does not expect any secondary market to develop for its Common Shares. Common Shareholders of the Fund are not able to have their Common Shares redeemed or otherwise sell their Common Shares on a daily basis because the Fund is an unlisted closed-end fund. In order to provide liquidity to Common Shareholders, the Fund is structured as an “interval fund” and conducts periodic repurchase offers for a portion of its outstanding Common Shares, as described herein. Investors should consider Common Shares of the Fund to be an illiquid investment. An investment in the Fund is suitable only for long-term investors who can bear the risks associated with private market investments with limited liquidity of the Common Shares. Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund.
Investment Minimums
◾
Institutional Class Common Shares. The following investment minimums apply for purchases of Institutional Class Common Shares:
Initial Investment	Subsequent Investments
$[ ]	[ ]
The initial investment minimums may be higher or lower for certain financial firms that submit orders on behalf of their customers. The Fund or the Distributor may lower or waive the minimum initial investment for certain classes of shares or categories of investors at their discretion. The minimum initial investment may also be modified for the Trustees and certain employees and their extended family members of PIMCO and its affiliates. For these purposes, “extended family members” shall include such person’s spouse or domestic partner, as recognized by applicable state law, children, siblings, current brother/sister-in-laws, parents, and current father/mother-in-laws. Please see the Statement of Additional Information for details.
◾
Additional Investments. An investor may purchase additional Institutional Class Common Shares of the Fund at any time by sending a facsimile or e-mail as outlined above. If you invest in Common Shares through a broker-dealer, contact your financial firm for information on purchasing additional Common Shares.
◾
Other Purchase Information. Purchases of the Fund’s Common Shares will be made in full and fractional shares. The Fund and the Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Fund or to reject any purchase order for any reason. In the interest of economy and convenience, certificates for shares will not be issued.
Investor Suitability
An investment in the Fund involves a considerable amount of risk. It is possible that you will lose money. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Common Shares and should be viewed as a long-term investment. Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal financial situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs. An investment in the Fund should not be viewed as a complete investment program.
Summary of Risks
The NAV of the Common Shares will fluctuate with and be affected by, among other things, various principal risks of the Fund and its investments, which are summarized below. The Fund is subject to the principal risks noted below, whether through the Fund’s direct investments, investments by subsidiaries or derivatives positions.
No Prior History. The Fund is a newly organized, non-diversified, closed-end management investment company with no history of operations and is designed for long-term investors and not as a trading vehicle.
Investment and Market Risk. The market price of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities or real estate markets generally or particular industries represented in the securities or real estate markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment generally. The value of a security may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities. Credit ratings downgrades may also negatively affect securities held by the Fund. Even when markets perform well, there is no assurance that the investments held by the Fund will increase in value along with the broader market.
In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level. The current contentious domestic political environment, as well as political and diplomatic events within the United States and abroad, such as presidential elections in the U.S. or abroad or the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, has in the past resulted, and may in the future result, in a government shutdown or otherwise adversely affect the U.S. regulatory landscape, the general market environment and/or investor sentiment, which could have an adverse impact on the Fund’s investments and operations. Additional and/or prolonged U.S. federal government

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Prospectus

shutdowns may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Any market disruptions could also prevent the Fund from executing advantageous investment decisions in a timely manner. To the extent the Fund focuses its investments in a region enduring geopolitical market disruption, it will face higher risks of loss. Thus, investors should closely monitor current market conditions to determine whether the Fund meets their individual financial needs and tolerance for risk.
Current market conditions may pose heightened risks with respect to the Fund’s investment in fixed income securities. The Federal Reserve has begun to raise interest rates from historically low levels and has signed an intention to continue to do so. Any additional interest rate increases in the future could cause the value of any Fund that invests in fixed income securities to decrease. As such, fixed income securities markets may experience heightened levels of interest rate, volatility and liquidity risk.
Exchanges and securities markets may close early, close late or issue trading halts on specific securities, which may result in, among other things, the Fund being unable to buy or sell certain securities or financial instruments at an advantageous time or accurately price its portfolio investments.
Distribution Risk. Although the Fund may seek to maintain a level distribution rate, the Fund’s distribution rate may be affected by numerous factors, including but not limited to changes in realized and projected market returns, fluctuations in market interest rates, Fund performance, and other factors. For instance, during periods of low or declining interest rates, the Fund’s distributable income and dividend levels may decline for many reasons. Distributions may be comprised of a return of capital. See “Distributions” for a description of return of capital and its impacts. There can be no assurance that a change in market conditions or other factors will not result in a change in the Fund’s distribution rate or that the rate will be sustainable in the future.
Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. PIMCO will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. Certain securities or other instruments in which the Fund seeks to invest may not be available in the quantities desired. In addition, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause PIMCO to restrict or prohibit participation in certain investments. In such circumstances, PIMCO may determine to purchase other securities or instruments as substitutes. Such substitute securities or instruments may not perform as intended, which could result in losses to the Fund. To the extent the Fund employs strategies targeting perceived pricing inefficiencies, arbitrage strategies or similar strategies, it is subject to the risk that the pricing or valuation of the securities and instruments involved in such strategies may change unexpectedly, which may result in reduced returns or losses to the Fund. The Fund is also subject to the risk that deficiencies in the internal systems or controls of PIMCO or another service provider will cause losses for the Fund or hinder Fund operations. For example, trading delays or errors (both human and systemic) could prevent the Fund from purchasing a security expected to appreciate in value. Additionally, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objectives. There also can be no assurance that all of the personnel of PIMCO will continue to be associated with PIMCO for any length of time. The loss of the services of one or more key employees of PIMCO could have an adverse impact on the Fund’s ability to realize its investment objectives.
In addition, the Fund may rely on various third-party sources to calculate its NAV. As a result, the Fund is subject to certain operational risks associated with reliance on service providers and service providers’ data sources. In particular, errors or systems failures and other technological issues may adversely impact the Fund’s calculations of its NAV, and such NAV calculation issues may result in inaccurately calculated NAV, delays in NAV calculation and/or the inability to calculate NAV over extended periods. The Fund may be unable to recover any losses associated with such failures.
Delay in Use of Proceeds Risk. Although the Fund currently intends to invest the proceeds from any sale of the Common Shares offered hereby within three months from receipt thereof, such investments may be delayed if suitable investments are unavailable at the time. Delays which the Fund encounters in the selection, due diligence and origination or acquisition of investments would likely limit its ability to pay distributions and lower overall returns.
Best Efforts Offering Risk. This offering is being made on a “best efforts” basis, meaning the Distributor and broker-dealers participating in the offering are only required to use their best efforts to sell the Fund’s shares and have no firm commitment or obligation to sell any of the shares. If PIMCO is unable to raise substantial funds, in this offering, the Fund’s Board may seek to sell all or substantially all of the Fund’s assets and dissolve the Fund. In the event of the liquidation, dissolution or winding up of the Fund, Common Shareholders are entitled to receive the then-current NAV per share of the assets legally available for distribution to the Fund’s Common Shareholders, after payment of or adequate provision for all of the Fund’s known debts and liabilities, including any outstanding debt securities or other borrowings and any interest thereon.
Competition Risk. Identifying, completing and realizing attractive portfolio investments is competitive and involves a high degree of uncertainty. In acquiring its target assets, the Fund will compete with a variety of institutional investors, including specialty finance companies, public and private funds (including other funds managed by PIMCO and its affiliates), REITs, commercial and investment banks, commercial finance and insurance companies and other financial institutions.
Non-Diversification Risk. The Fund is “non-diversified,” which means that the Fund may invest a significant portion of its assets in the securities of a smaller number of issuers than a diversified fund. Focusing investments in a small number of issuers increases risk. A fund that invests in a relatively smaller number of issuers is more susceptible to risks associated with a single economic, political or regulatory

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PIMCO Flexible Real Estate Income Fund

occurrence than a diversified fund might be. Some of those issuers also may present substantial credit or other risks. Similarly, the Fund may be subject to increased economic, business or political risk to the extent that it invests a substantial portion of its assets in a particular currency, in a group of related industries, in a particular issuer, in the bonds of similar projects or in a narrowly defined geographic area outside the U.S. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a REIT accorded special tax treatment under the Code, which imposes its own diversification requirements.
Illiquid Investment Risk. Many of the Fund’s investments will be illiquid, including the Fund’s commercial real estate investments. A variety of factors could make it difficult for the Fund to dispose of any of its illiquid assets on acceptable terms even if a disposition is in the best interests of the Fund’s Common Shareholders. The Fund cannot predict whether it will be able to sell any asset for the price or on the terms set by it or whether any price or other terms offered by a prospective purchaser would be acceptable to the Fund.
Real Estate Investment Risk. The Fund’s investments will be subject to the risks typically associated with real estate, including but not limited to:
◾
local, state, national or international economic conditions, including market disruptions caused by regional concerns, political upheaval, sovereign debt crises and other factors;
◾
lack of liquidity inherent in the nature of the asset;
◾
 reliance on tenants/operators/managers to operate their businesses in a sufficient manner and in compliance with their contractual arrangements with the Fund;
◾
 ability and cost to replace a tenant/operator/manager upon default;
◾
 property management decisions;
◾
 property location and conditions;
◾
 property operating costs, including insurance premiums, real estate taxes and maintenance costs;
◾
 competition from comparable properties;
◾
 the occupancy rate of, and the rental rates charged at, the properties;
◾
 the ability to collect on a timely basis all rent;
◾
 the effects of any bankruptcies or insolvencies;
◾
 changes in interest rates and in the availability, cost and terms of mortgage financing;
◾
 changes in governmental rules, regulations and fiscal policies;
◾
 cost of compliance with applicable federal, state, and local laws and regulations;
◾
 acts of nature, including earthquakes, hurricanes and other natural disasters;
◾
 the potential for uninsured or underinsured property losses; and
◾
other factors which are beyond the Fund’s control.
Market Disruptions Risk. The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund.
The recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. The transmission of COVID-19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations (including staff furloughs and reductions) and supply chains, and a reduction in consumer and business spending, as well as general concern and uncertainty that has negatively affected the economy. These disruptions have led to instability in the market place, including equity and debt market losses and overall volatility, and the jobs market. The impact of COVID-19, and other infectious illness outbreaks, epidemics or pandemics that may arise in the future, could adversely affect the economies of many nations or the entire global economy, the financial well-being and performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways. In addition, the impact of infectious illnesses, such as COVID-19, in emerging market countries may be greater due to generally less established healthcare systems. This crisis or other public health crises may exacerbate other pre-existing political, social and economic risks in certain countries or globally.
The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Fund. In certain cases, an exchange or market may close or issue trading halts on specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price their investments. These and other developments may adversely affect the liquidity of the Fund’s holdings.
Commercial Real Estate Industry Risk. The Fund’s business and operations are dependent on the commercial real estate industry generally, which in turn is dependent upon broad economic conditions. Challenging economic and financial market conditions may cause the Fund to experience an increase in the number of commercial real estate investments that result in losses, including delinquencies,

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Prospectus

non-performing assets and a decrease in the value of the property or, in the case of traded real estate-related securities, collateral which secures its investments, all of which could adversely affect the Fund’s results of operations.
Joint Venture Risk. The Fund expects to enter into joint ventures with third parties to make investments. Joint ventures entered into by the Fund would generally only include arrangements in which the Fund does not have sole majority voting control over the joint venture. The Fund may also make investments in partnerships or other co-ownership arrangements or participations. Such investments may involve risks not otherwise present with other methods of investment. In addition, disputes between the Fund and its joint venture partners may result in litigation or arbitration that would increase the Fund’s expenses and prevent the Fund’s officers and trustees from focusing their time and efforts on the Fund’s business. The Fund may at times enter into arrangements that provide for unfunded commitments and, even when not contractually obligated to do so, may be incentivized to fund future commitments related to its investments.
Recourse Financings Risk. In certain cases, financings for the Fund’s commercial real estate properties may be recourse to the Fund. Lenders customarily require that a creditworthy parent entity enter into so-called “recourse carveout” guarantees to protect the lender against certain bad-faith or other intentional acts of the borrower in violation of the loan documents. A “bad boy” guarantee typically provides that the lender can recover losses from the guarantors for certain bad acts, such as fraud or intentional misrepresentation, intentional waste, willful misconduct, criminal acts, misappropriation of funds, voluntary incurrence of prohibited debt and environmental losses sustained by lender. The Fund’s “bad boy” guarantees could apply to actions of the joint venture partners associated with the Fund’s investments. While the Investment Manager expects to negotiate indemnities from such joint venture partners to protect against such risks, there remains the possibility that the acts of such joint venture partner could result in liability to the Fund under such guarantees.
Valuation Risk. The real estate investments that the Fund makes will be illiquid and more difficult to value than other more liquid investments (e.g. traded securities). When market quotations or pricing service prices are not readily available or are deemed to be unreliable, the Fund values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board. Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.
Risks Related to Specific Commercial Real Estate Property Types. The Fund intends to invest in a variety of commercial real estate property types, which may expose the Fund to risks.
Single Tenant Risk. Certain of the Fund’s investments depend on tenants for revenue, and therefore the Fund’s revenue is dependent on the success and economic viability of the investments tenants. The Fund’s reliance on single tenants in single tenant properties may decrease its ability to lease vacated space and could adversely affect its income, performance, operations and ability to pay distributions. Certain of the Fund’s investments in properties will be leased out to single tenants that the Investment Manager believes have favorable credit profiles and/or performance attributes supporting highly visible long-term cash flows. Adverse impacts to such tenants, businesses or operators, including as a result of changes in market or economic conditions, natural disasters, outbreaks of an infectious disease, pandemic or any other serious public health concern, political events or other factors that may impact the operation of these properties, may have negative effects on the Fund’s investments and financial results.
Mortgage Loan Risk. The Fund may originate and selectively acquire senior mortgage loans which are generally loans secured by a first mortgage lien on a commercial property and are subject to risks of delinquency and foreclosure and risks of loss that are greater than similar risks associated with loans made on the security of single-family residential property. In addition, certain of the mortgage loans in which the Fund invests may be structured so that all or a substantial portion of the principal will not be paid until maturity, which increases the risk of default at that time. The ability of a borrower to repay a loan secured by an income-producing property typically is dependent primarily upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower. In the event of any default under a mortgage loan held directly by the Fund, it will bear a risk of loss of principal to the extent of any deficiency between the value of the collateral and the principal and accrued interest of the mortgage loan, which could have a material adverse effect on the profitability of the Fund.
Mezzanine Loan Risk. The Fund may invest in mezzanine loans that take the form of subordinated loans secured by a pledge of the ownership interests of either the entity owning the real property or the entity that owns the interest in the entity owning the real property. These types of investments involve a higher degree of risk than first mortgage loans secured by income producing real property because the investment may become unsecured as a result of foreclosure by the senior lender. As a result, the Fund may not recover some or all of its investment.
Mortgage-Related and Other Asset-Backed Instruments Risk. The mortgage-related assets in which the Fund may invest include, but are not limited to, any security, instrument or other asset that is related to U.S. or non-U.S. mortgages, including those issued by private originators or issuers, or issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or by non-U.S. governments or authorities, such as, without limitation, assets representing interests in, collateralized or backed by, or whose values are determined in whole or in part by reference to any number of mortgages or pools of mortgages or the payment experience of such mortgages or pools of mortgages, including real estate mortgage investment conduits (“REMICs”), which could include re-securitized real

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PIMCO Flexible Real Estate Income Fund

estate mortgage investment conduits (“Re-REMICs”), mortgage pass-through securities, inverse floaters, CMOs, CLOs, multiclass pass-through securities, private mortgage pass-through securities, stripped mortgage securities (generally interest-only and principal-only securities), mortgage-related asset backed securities and mortgage-related loans (including through participations, assignments, originations and whole loans), including commercial and residential mortgage loans. Exposures to mortgage-related assets through derivatives or other financial instruments will be considered investments in mortgage-related assets.
The Fund may also invest in other types of ABS, including CDOs, CBOs and CLOs and other similarly structured securities See “Investment Objectives and Strategies – Portfolio Composition” and “Investments in Traded Real Estate-Related Securities” in this prospectus and “Investment Objectives” and “Investment Policies and Techniques” in the Statement of Additional Information for a description of the various mortgage-related and other asset-backed instruments in which the Fund may invest and their related risks.
Repurchase Offers Risk. As described under “Periodic Repurchase Offers” above, the Fund is an “interval fund” and, in order to provide liquidity to shareholders, the Fund, subject to applicable law, intends to conduct quarterly repurchase offers of the Fund’s outstanding Common Shares at NAV, subject to approval of the Board.
The Fund currently expects to conduct quarterly repurchase offers for 5% of its outstanding Common Shares under ordinary circumstances. The Fund believes that these repurchase offers are generally beneficial to the Fund’s shareholders, and repurchases generally will be funded from available cash or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objectives. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments. The Fund believes that payments received in connection with the Fund’s investments will generate sufficient cash to meet the maximum potential amount of the Fund’s repurchase obligations. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments. If, as expected, the Fund employs investment leverage, repurchases of Common Shares would compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Common Shareholders who do not tender their Common Shares by increasing the Fund’s expenses and reducing any net investment income. If a repurchase offer is oversubscribed, the Fund may, but is not required to, determine to increase the amount repurchased by up to 2% of the Fund’s outstanding shares as of the date of the Repurchase
Request Deadline. In the event that the Fund determines not to repurchase more than the repurchase offer amount, or if shareholders tender more than the repurchase offer amount plus 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline, the Fund will repurchase the Common Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some shareholders, in anticipation of proration, may tender more Common Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market and other risks, and the NAV of Common Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV for tendered Common Shares is determined. In addition, the repurchase of Common Shares by the Fund may be a taxable event to shareholders.
High Yield Securities Risk. In general, lower rated debt securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative effect on the NAV of the Fund’s Common Shares or Common Share dividends. Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as “high yield” securities or “junk bonds.” High yield securities involve a greater risk of default and their prices are generally more volatile and sensitive to actual or perceived negative developments. An economic downturn could severely affect the ability of issuers (particularly those that are highly leveraged) to service or repay their debt obligations. The Fund may purchase distressed securities that are in default or the issuers of which are in bankruptcy, which involve heightened risks. Lower-rated securities are generally less liquid than higher-rated securities, which may have an adverse effect on the Fund’s ability to dispose of a particular security. To the extent the Fund focuses on below investment grade debt obligations, PIMCO’s capabilities in analyzing credit quality and associated risks will be particularly important, and there can be no assurance that PIMCO will be successful in this regard. Due to the risks involved in investing in high yield securities, an investment in the Fund should be considered speculative.
The Fund’s credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency or PIMCO downgrades its assessment of the credit characteristics of a particular issue. Analysis of creditworthiness may be more complex for issuers of high yield securities than for issuers of higher quality debt securities.
Capital Markets Risk. The Fund expects to fund a portion of its commercial real estate investments with property-level financing. There can be no assurance that any financing will be available in the future on acceptable terms, if at all, or that it will be able to satisfy the conditions precedent required to use its credit facilities, if entered into, which could reduce the number, or alter the type, of investments that the Fund would make otherwise. Any failure to obtain financing could have a

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Prospectus

material adverse effect on the continued development or growth of the Fund’s investments and harm the Fund’s ability to operate and make distributions.
Interest Rate Risk. The Fund’s investments will expose it to interest rate risk, meaning that changes in prevailing market interest rates could negatively affect the value of such investments. If interest rates increase, so could the Fund’s interest costs for new debt, including variable rate debt obligations under any credit facility or other financing. This increased cost could make the financing of any development or acquisition more costly. Changes in interest rates may also affect certain of the Fund’s investments in traded real estate-related securities to the extent such debt does not float as a result of floors or otherwise. Factors that will affect market interest rates include, without limitation, inflation, deflation, slow or stagnant economic growth or recession, unemployment, money supply, governmental monetary policies, international disorders and instability in domestic and foreign financial markets.
Regulatory Risk- London Interbank Offered Rate (“LIBOR”). The Fund’s investments, payment obligations and financing terms may rely in some fashion upon LIBOR. LIBOR is an average interest rate, determined by the ICE Benchmark Administration that banks charge one another for the use of short-term money. On July 27, 2017, the Chief Executive of the Financial Conduct Authority (“FCA”), the United Kingdom’s financial regulatory body and regulator of LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR due to the absence of an active market for interbank unsecured lending and other reasons. On March 5, 2021, the FCA publicly announced that all U.S. Dollar LIBOR settings will either cease to be provided by any administrator or will no longer be representative (i) immediately after December 31, 2021 for one-week and two-month U.S. Dollar LIBOR settings and (ii) immediately after June 30, 2023 for the remaining U.S. Dollar LIBOR settings. As of January 1, 2022, as a result of supervisory guidance from U.S. regulators, some U.S. regulated entities have ceased entering into new LIBOR contracts with limited exceptions. While publication of the one-, three- and six- month Sterling and Japanese yen LIBOR settings will continue at least through calendar year 2022 on the basis of a changed methodology (known as “synthetic LIBOR”), these rates have been designated by the FCA as unrepresentative of the underlying market they seek to measure and are solely available for use in legacy transactions. Certain bank-sponsored committees in other jurisdictions, including Europe, the United Kingdom, Japan and Switzerland, have selected alternative reference rates denominated in other currencies. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. For example, certain of the Fund’s investments may involve individual contracts that have no existing fallback provision or language that contemplates the discontinuation of LIBOR, and those investments could experience increased volatility or illiquidity as a result of the transition process. In addition, interest rate provisions included in such contracts, or in contracts or other arrangements entered into by the Fund, may need to be renegotiated. On March 15, 2022, the Adjustable Interest Rate (LIBOR) Act was signed into law. This law provides a statutory fallback mechanism on a nationwide basis to replace LIBOR with a benchmark rate that is selected by the Board of Governors of the Federal Reserve System and based on the Secured Overnight Financing Rate for certain contracts that reference LIBOR and contain no, or insufficient, fallback provisions. It is expected that implementing regulations in respect of the law will follow. The transition of investments from LIBOR to a replacement rate as a result of amendment, application of existing fallbacks, statutory requirements or otherwise may also result in a reduction in the value of certain instruments held by the Fund, a change in the cost of borrowing or the dividend rate for any preferred shares that may be issued by the Fund, or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.
Derivatives Risk. The use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks, such as liquidity risk (which may be heightened for highly-customized derivatives), interest rate risk, market risk, credit risk, leveraging risk, counterparty risk, tax risk and management risk, as well as risks arising from changes in applicable requirements. They also involve the risk of mispricing, the risk of unfavorable or ambiguous documentation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. If the Fund invests in a derivative instrument, it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The Fund’s use of derivatives may increase or accelerate the amount of taxes payable by Common Shareholders.
OTC derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivatives might not be available for OTC derivatives transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction.
It may not be possible for the Fund to modify, terminate, or offset the Fund’s obligations or the Fund’s exposure to the risks associated with a derivative transaction prior to its scheduled termination or maturity

[ ] | Prospectus  11

PIMCO Flexible Real Estate Income Fund

date, which may create a possibility of increased volatility and/or decreased liquidity to the Fund. Hedges are sometimes subject to imperfect matching between the derivative and the underlying instrument, and there can be no assurance that the Fund’s hedging transactions will be effective.
Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, appropriate derivative transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, the Fund may wish to retain the Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other appropriate counterparty can be found. When such markets are unavailable, the Fund will be subject to increased liquidity and investment risk.
Leverage Risk. The Fund may use leverage in connection with its investments. Leverage may result in greater volatility of the NAV of, and distributions on, the Common Shares because changes in the value of the Fund’s portfolio investments, including investments purchased with the proceeds from Borrowings or the issuance of Preferred Shares, if any, are borne entirely by holders of Common Shares.
Additional Risks Relating to the Fund’s Preferred Shares. To the extent the Fund issues Preferred Shares, it may be required to satisfy certain asset coverage requirements, including those imposed by regulatory and rating agency requirements. Accordingly, any decline in the net asset value of the Fund’s investments could result in the risk that the Fund will fail to meet its asset coverage requirements for any such Preferred Shares or the risk of the Preferred Shares being downgraded by a rating agency. In an extreme case, the Fund’s current investment income might not be sufficient to meet the dividend requirements on any Preferred Shares outstanding. In order to address these types of events, the Fund might need to dispose of investments in order to fund a redemption of some or all of Preferred Shares. Dispositions at times of adverse economic conditions may result in a loss to the Fund. At other times, these dispositions may result in gain at the Fund level and thus in additional taxable distributions to Common Shareholders. See “Certain U.S. Federal Income Tax Considerations” for more information. Any Preferred Shares would have seniority over the Fund’s Common Shares.
If and when the Fund issues Preferred Shares, the Fund will pay (and the Common Shareholders will bear) all costs and expenses relating to the issuance and ongoing maintenance of Preferred Shares. In addition, holders of any Preferred Shares issued by the Fund would have complete priority over Common Shareholders in the distribution of the Fund’s assets. Furthermore, Preferred Shareholders, voting separately as a single class, have the right to elect two members of the Board at all times and to elect a majority of the trustees in the event two full years’ dividends on the Preferred Shares are unpaid, and also have separate class voting rights on certain matters. Accordingly, Preferred Shareholders may have interests that differ from those of Common Shareholders, and may at times have disproportionate influence over the Fund’s affairs.
Potential Conflicts of Interest Risk– Allocation of Investment Opportunities. The Investment Manager is involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. The Investment Manager may provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. Subject to the requirements of the 1940 Act, the Investment Manager intends to engage in such activities and may receive compensation from third parties for its services. The results of the Fund’s investment activities may differ from those of the Fund’s affiliates, or another account managed by the Fund’s affiliates, and it is possible that the Fund could sustain losses during periods in which one or more of the Fund’s affiliates and/or other accounts managed by the Investment Manager or its affiliates, including proprietary accounts, achieve profits on their trading.
Non-U.S. Investment Risks. The Fund may invest in real estate located outside of the United States and real estate debt issued in, and/or backed by real estate in, countries outside the United States. Non-U.S. real estate and real estate-related investments involve certain factors not typically associated with investing in real estate and real estate-related investments in the U.S., including risks relating to (i) currency exchange matters; (ii) differences in conventions relating to documentation, settlement, corporate actions, stakeholder rights and other matters; (iii) differences between U.S. and non-U.S. real estate markets, including potential price volatility in and relative illiquidity of some non-U.S. markets; (iv) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and differences in government supervision and regulation; (v) certain economic, social and political risks; (vi) the possible imposition of non-U.S. taxes on income and gains and gross sales or other proceeds recognized with respect to such investments; (vii) differing and potentially less well-developed or well-tested corporate laws regarding stakeholder rights, creditors’ rights (including the rights of secured parties), fiduciary duties and the protection of investors; (viii) different laws and regulations including differences in the legal and regulatory environment or enhanced legal and regulatory compliance; (ix) political hostility to investments by foreign investors; (x) less publicly available information; (xi) obtaining or enforcing a court judgement abroad; (xii) restrictions on foreign investment in other jurisdictions; and (xiii) difficulties in effecting repatriation of capital.
Property Manager Risk. The Investment Manager will hire property managers to manage the Fund’s properties and leasing agents to lease vacancies in the Fund’s properties. These property managers may be the Fund’s affiliates or partners in joint ventures that the Fund enters into. The property managers have significant decision-making authority with respect to the management of the Fund’s properties. The Fund’s ability to direct and control how the Fund’s properties are managed on a day-to-day basis may be limited because the Fund engages other parties to perform this function. Thus, the success of the Fund’s business may depend in large part on the ability of the Fund’s property managers to manage the day-to-day operations and the ability of the Fund’s

12  Prospectus | Interval Funds

Prospectus

leasing agents to lease vacancies in the Fund’s properties. To the extent permitted by the Investment Company Act, such property managers may also be affiliated with PIMCO, which could result in conflicts of interest. Any adversity experienced by, or problems in the Fund’s relationship with, property managers or leasing agents could adversely impact the operation and profitability of the Fund’s investments.
Risk Retention Investment Risk. The Fund may invest in risk retention tranches of CMBS or other eligible securitizations, if any (“risk retention tranches”), which are eligible residual interests held by the sponsors of such securitizations pursuant to the final rules implementing the credit risk retention requirements of Section 941 of the Dodd-Frank Act (the “U.S. Risk Retention Rules”). In the case of CMBS transactions, for example, the U.S. Risk Retention Rules permit all or a portion of the retained credit risk associated with certain securitizations (i.e., retained risk) to be held by a “third party purchaser,” such as the Fund, if, among other requirements, the third-party purchaser holds its retained interest, unhedged, for at least five years following the closing of the CMBS transaction, after which it is entitled to transfer its interest in the securitization to another person that meets the requirements for a third-party purchaser. Even after the required holding period has expired, due to the generally illiquid nature of such investments, no assurance can be given as to what, if any, exit strategies will ultimately be available for any given position.
In addition, there is limited guidance on the application of the final U.S. Risk Retention Rules to specific securitization structures. There can be no assurance that the applicable federal agencies charged with the implementation of the final U.S. Risk Retention Rules (the Federal Deposit Insurance Corporation, the Comptroller of the Currency, the Federal Reserve Board, the SEC, the Department of Housing and Urban Development, and the Federal Housing Finance Agency) could not take positions in the future that differ from the interpretation of such rules taken or embodied in such securitizations, or that the final U.S. Risk Retention Rules will not change.
Furthermore, in situations where the Fund invests in risk retention tranches of securitizations structured by third parties, the Fund may be required to execute one or more letters or other agreements, the exact form and nature of which will vary (each, a “Risk Retention Agreement”) under which it will make certain undertakings designed to ensure such securitization complies with the final U.S. Risk Retention Rules. Such Risk Retention Agreements may include a variety of representations, warranties, covenants and other indemnities, each of which may run to various transaction parties. If the Fund breaches any undertakings in any Risk Retention Agreement, it will be exposed to claims by the other parties thereto, including for any losses incurred as a result of such breach, which could be significant and exceed the value of the Fund’s investments.
Risks Related to the Fund’s REIT Status. The Fund expects to operate so as to qualify as a REIT under the Code. However, qualification as a REIT involves the application of highly technical and complex Code provisions for which only a limited number of judicial or administrative interpretations exist. Notwithstanding the availability of cure provisions in the Code, various compliance requirements could be failed and could jeopardize the Fund’s REIT status.
Tax Risks of Investing in the Fund. Even if the Fund qualifies and maintains its status as a REIT, it may become subject to U.S. federal income taxes and related state and local taxes. To qualify as a REIT, the Fund generally must distribute annually to the Fund’s Common Shareholders a minimum of 90% of the Fund’s net taxable income, determined without regard to the dividends-paid deduction and excluding net capital gains. If the Fund does not have sufficient cash to make distributions necessary to preserve the Fund’s REIT status for any year or to avoid taxation, the Fund may be forced to borrow funds or sell assets even if the market conditions at that time are not favorable for these borrowings or sales. These options could increase the Fund’s costs or reduce the Fund’s equity.
Key Features of a REIT
The Fund intends to elect to be taxed as a REIT beginning with the Fund’s taxable year ended [ ]. In general, a REIT is a company that:
◾
acquires or provides financing for real estate assets;
◾
offers the benefits of a professionally managed real estate portfolio;
◾
satisfies the various requirements of the Code, including a requirement to distribute at least 90% of its REIT taxable income each year to its shareholders; and
◾
is generally not subject to U.S. federal corporate income taxes on its net taxable income that it currently distributes to its shareholders, which substantially eliminates the “double taxation” (i.e., taxation at both the corporate and shareholder levels) that generally results from investments in a C corporation.
Limitation on Ownership Level
The Fund’s Declaration of Trust contains restrictions on the number of shares any one person or group may own. Specifically, the Fund’s Declaration of Trust will not permit any person or group to own more than 9.8% in value or number of shares, whichever is more restrictive, of the Fund’s outstanding Common Shares or of the Fund’s outstanding capital stock of all classes or series, and attempts to acquire the Fund’s Common Shares or the Fund’s capital stock of all other classes or series in excess of these 9.8% limits would not be effective without an exemption from these limits (prospectively or retroactively) by the Board. These limits may be further reduced if the Board waives these limits for certain holders. These restrictions are designed, among other purposes, to enable the Fund to comply with ownership restrictions imposed on REITs by the Code. Attempted acquisitions in excess of the restrictions described above will, pursuant to the Declaration of Trust, be void from the outset.
U.S. Federal Income Tax Considerations
The Fund intends to elect and qualify to be taxed as a REIT.

[ ] | Prospectus  13

PIMCO Flexible Real Estate Income Fund

The Fund’s qualification and taxation as a REIT depend upon the Fund’s ability to meet on a continuing basis, through actual operating results, certain qualification tests set forth in the U.S. federal tax laws. Those qualification tests involve the percentage of income that the Fund earns from specified sources, the percentage of the Fund’s assets that falls within specified categories, the diversity of the ownership of the Fund’s shares, and the percentage of the Fund’s taxable income that the Fund distributes. See “Certain U.S. Federal Income Tax Considerations.” No assurance can be given that the Fund will in fact satisfy such requirements for any taxable year.
If the Fund qualifies as a REIT, the Fund generally will be allowed to deduct dividends paid to Common Shareholders and, as a result, the Fund generally will not be subject to U.S. federal income tax on that portion of the Fund’s ordinary income and net capital gain that the Fund annually distributes to Common Shareholders, as long as the Fund meets the minimum distribution requirements under the Code. The Fund intends to make distributions to Common Shareholders on a regular basis as necessary to avoid material U.S. federal income tax and to comply with the REIT distribution requirements. See “Certain U.S. Federal Income Tax Considerations.”
In the case of certain U.S. Common Shareholders, the Fund expects your IRS Form 1099-DIV tax information, if required, to be sent to Common Shareholders following the end of each year.

14  Prospectus | Interval Funds

PIMCO Flexible Real Estate Income Fund

Summary of Fund Expenses
This table is intended to assist investors in understanding the various costs and expenses directly or indirectly associated with investing in the Fund.
Shareholder Transaction Expenses (fees paid directly from your investment):
Inst Class
Maximum Initial Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	N/A(1)
1
While neither the Fund nor the Distributor impose an initial sales charge, if you buy Institutional Class Common Shares through certain financial firms, they may directly charge you transaction or other fees in such amount as they may determine. Please consult your financial firm for additional information.
Annual Fund Operating Expenses (as a percentage of net assets attributable to Common Shares (assuming the use of leverage)):
Inst Class
Shareholder Transaction Expenses:
Maximum Sales Load (as a percentage of the offering price)	[ ]%
Annual Expenses (Percentage of Net Assets Attributable to Shares)
Management Fees	[ ]%
Administrative Fee(1)	[ ]%
Distribution and/or Service (12b-1) Fees	N/A
Interest Payments on Borrowed Funds(2)(3)	[ ]%
Dividend and Other Costs on Preferred Shares(2)(4)	[ ]%
Property Level Expenses(5)
Other Expenses(6)	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver and/or Expense Reimbursement(7)	([ ])%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	[ ]%
1
Administrative fees include fees payable to the Investment Manager for supervisory, administrative and other services. The Fund pays for the supervisory and administrative services it requires via the administrative fee. Pursuant to an administration agreement, PIMCO is paid an Administrative Fee of [ ]% of the Fund’s total net assets. The Fund (and not PIMCO) is responsible for certain fees and expenses, which are reflected in the table above, that are not covered by the administrative fee under the administration agreement. Please see “Management of the Fund - Administration Agreement” for an explanation of the administrative fee.
2
“Interest Payments on Borrowed Funds” and “Dividend and Other Costs on Preferred Shares” are borne by the Fund separately from the advisory fees paid to PIMCO. Excluding such expenses, estimated Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement are [ ]%, for Institutional Class shares
3
“Interest Payments on Borrowed Funds” reflects the Fund’s anticipated use of leverage. The actual amount of leverage used and borrowing expenses borne by the Fund will vary over time in accordance with the level of the Fund's use of secured credit facilities from certain financial institutions and/or other forms of borrowings and variations in market interest rates. Borrowing expense is required to be treated as an expense of the Fund for accounting purposes. Any associated income or gains (or losses) realized from leverage obtained through such instruments is not reflected in the Annual Expenses table above, but would be reflected in the Fund's performance result.
4
“Dividend and Other Costs on Preferred Shares” reflects the Fund’s anticipated issuance of Preferred Shares in its first year of operations in an amount equal to [ ]% of the Fund's total net assets, at an estimated annual dividend cost to the Fund of [ ]% (based on estimated Preferred Share dividend rates under current market conditions). There is no assurance that the Fund will issue Preferred Shares as currently intended, and the actual dividend rate paid on any Preferred Shares issued by the Fund will vary over time in accordance with variations in market interest rates. See “Use of Leverage” and “Description of Capital Structure.” Dividend and Other Costs on Preferred Shares are borne directly by the Fund and will be reflected in the Fund's financial statements.
5
“Property Level Expenses” represents estimated fees and expenses related to property management, disposition expenses, any other expenses related to investments in real property by the Fund’s consolidated subsidiaries for the first year of the Fund’s operations. In addition, the Fund also expects that its unconsolidated operating entities will incur property management, disposition and other expenses related to investments in real property, the costs of which will be indirectly borne by Common Shareholders. The Fund’s real estate operating subsidiaries have and expect in the future to hire affiliated property managers (who could also be joint venture partners for an investment) at prevailing market rates to perform management and specialized services for the Fund’s commercial real estate investments.
6
“Other Expenses” are based on estimated amounts for the current fiscal year, and include organizational expenses equal to [ ]% of net assets attributable to Common Shares, which will be paid and satisfied in the Fund’s first year of operations.
7
PIMCO has contractually agreed (the “Expense Limitation Agreement”), through one year from the initial effective date of this Registration Statement, to waive its supervisory and administrative fee, or reimburse the Fund, to the extent that organizational expenses (including any initial offering expenses), the payment of expenses associated with obtaining or maintaining a Legal Entity Identifier (“LEI”) and/or payment of the Fund’s pro rata Trustees’ fees (the “Specified Expenses”) in any fiscal year of 0.07% of the Fund’s average daily net assets (the “Expense Limit”). Under the Expense Limitation Agreement, if, in any month during which the Administration Agreement is in effect, the estimated annualized Specified Expenses of the Fund for that month are less than the Expense Limit, PIMCO shall be entitled to reimbursement by the Fund of any Supervisory and Administrative Fees waived or reduced pursuant to this Agreement (the “Reimbursement Amount”) during the previous thirty-six (36)) months, to the extent that the Fund’s annualized Specified Expense plus the amount so reimbursed does not exceed, for such month, the Expense Limit, provided that such amount paid to PIMCO will in no event exceed the total Reimbursement Amount and will not include any amounts previously reimbursed to PIMCO. For the avoidance of doubt, in any month during which the Administration Agreement is in effect, the estimated annualized Specified Expenses of the Fund for that month are less than the Expense Limit, PIMCO shall be entitled to reimbursement by the Fund of any Supervisory and Administrative Fees waived or reduced pursuant to this Agreement (the “Reimbursement Amount”) during the previous thirty-six (36)) months, to the extent that the Fund’s annualized Specified Expense plus the amount so reimbursed does not exceed, for such month, the Expense Limit, provided that such amount paid to PIMCO will in no event exceed the total Reimbursement Amount and will not include any amounts previously reimbursed to PIMCO. This Expense Limitation Agreement shall remain in effect for the one-year period following the date as of which the Fund’s registration statement on Form N-2 is initially declared effective (the “Initial Term”). Thereafter, this Agreement shall automatically renew for one-year terms unless PIMCO provides written notice to the Fund at the above address of the termination of this Agreement, which notice shall be received by the Fund at least 30 days prior to the end of the then-current term. In addition, this Agreement shall terminate upon termination of the Administration Agreement, or it may be terminated by the Fund, without payment of any penalty, upon ninety (90) days’ prior written notice to PIMCO at its principal place of business.
Example
As required by relevant SEC regulations, the following example illustrates the expenses (including any applicable sales charge) that you would pay on a $1,000 investment in the Common Shares, assuming a 5% annual return(1):

Interval Funds | Prospectus  15

PIMCO Flexible Real Estate Income Fund

If you redeem your shares at the end of each period:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$[ ]	$[ ]	$[ ]	$[ ]
1
The example above should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown. The example assumes that the estimated Interest Payments on Borrowed Funds and Other Expenses set forth in the Annual Fund Operating Expenses table are accurate, that the Total Annual Fund Operating Expenses (as described above) remain the same for all time periods shown and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example. In addition to the fees and expenses described above, you may also be required to pay transaction or other fees on purchases of Institutional Class Common Shares of the Fund, which are not reflected in the example.

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Interval Funds

Financial Highlights
The Fund is newly organized and its Common Shares have not previously been offered. Therefore, the Fund does not have any financial history. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared.

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Prospectus

The Fund
The Fund is a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund continuously offers its Common Shares and is operated as an “interval fund.” This prospectus offers one class of Common Shares: Institutional Class. The Fund was organized as a Delaware statutory trust on November 23, 2021, pursuant to the Declaration of Trust, which is governed by the laws of The State of Delaware. As a newly organized entity, the Fund has no operating history. The Fund’s principal office is located at 650 Newport Center Drive, Newport Beach, CA 92660 and its telephone number is (844) 312-2113.
Use of Proceeds
The Fund will invest the net proceeds of the offering in accordance with its investment objectives and policies as stated below. It is currently anticipated that the Fund will be able to invest all or substantially all of the net proceeds according to its investment objectives and policies within approximately three months after receipt of the proceeds, depending on the amount and timing of proceeds available to the Fund as well as the availability of investments consistent with the Fund’s investment objectives and policies, and except to the extent proceeds are held in cash to pay dividends or expenses, satisfy repurchase offers or for temporary defensive purposes. Pending such investment, it is anticipated that the proceeds will be invested in high yield securities index futures contracts or similar derivative instruments designed to give the Fund exposure to the securities and markets in which it intends to invest while PIMCO selects specific investments.
Investment Objectives and Strategies
Potential Benefits of Investing in Real Estate
Real estate may offer an attractive alternative investment for those investors seeking diversification from traditional asset classes. Investment in commercial real estate may have the following benefits:
◾
Enhanced risk-adjusted total returns: Commercial real estate can provide attractive absolute returns with potentially lower volatility than equities and fixed income investments
◾
Strong cash flow potential: Commercial real estate has the potential to provide durable income streams; for example, the relatively longer-term nature of many commercial real estate leases may provide a good source of stable, predictable income
◾
Enhanced portfolio diversification: Historically, private real estate investments have demonstrated low correlations to traditional asset classes
◾
Hedge against inflation: Commercial real estate has the potential to act as a hedge against inflation as leasing and rental income can often reset with the economic cycle due to inflation-linked terms of contract
Investment Objectives
The Fund’s primary investment objective is to provide current income with a secondary objective of long- term capital appreciation. There can be no assurance that the Fund will achieve its investment objectives.
The Fund’s investment objectives are not fundamental and may be changed by the Board without the approval of the holders of a majority of the outstanding Common Shares or Preferred Shares, if any. The Fund is not required to provide prior notice to shareholders of any change to its investment objectives.
Principal Investment Strategies
The Fund’s investment strategy will be, under normal circumstances, primarily to acquire stabilized, income-oriented commercial real estate and debt secured by CRE. Under normal circumstances, the Fund’s portfolio is expected to be principally comprised of properties, and debt secured by properties, primarily located in the United States but may also be diversified on a global basis through investments in properties and debt secured by properties outside of the United States. To a lesser extent, and subject to the investment limitations described herein, the Fund also may invest in real estate-related securities.
The Fund intends, under normal circumstances, to invest at least 80% of its net assets (plus the amount of its borrowings for investment purposes) in a portfolio of real estate, including in the form of property investments and debt interests , equity investments in real estate or real estate related companies, real estate related loans or other real estate debt investments and securities of real estate and real estate-related issuers or real estate related companies. For purposes of the Fund’s 80% policy, the Fund values its derivative instruments based on their market value.
As a fundamental policy, the Fund will normally invest at least 25% of its total assets (i.e., concentrate) in real estate investments and mortgage-related assets issued by government agencies or other governmental entities or by private originators or issuers, which for purposes of this investment restriction the Fund treats collectively as an industry or group of industries (for purposes of this restriction, investment companies are not considered to be part of any industry).
◾
Location. The Fund intends to invest principally in major markets in the United States with the ability to selectively invest in other regions that PIMCO believes offer attractive risk-adjusted returns consistent with the objectives of the Fund.
◾
Property Types. The Fund expects to invest across various CRE property types including, but not limited to residential, industrial, and office, retail, hospitality, and select niche sectors. The following is not an exhaustive list of asset classes or strategies that the Fund may target, and the Fund may not target all (or any one) of the following asset classes or strategies at any given time:
◾
Residential. Residential properties are generally defined as having five or more dwelling units that are part of a single complex and offered for rental use, and also include single-family residential properties offered for rental use. This may include apartment, student housing or senior living.
◾
Industrial. Industrial properties are generally categorized as

[ ] | Prospectus  19

Interval Funds

warehouse/distribution centers, research and development facilities, flex space or manufacturing.
◾
Office. Office properties include conventional office properties as well as office properties for specialized use, such as medical or laboratory use.
◾
Retail. Retail properties consist of shopping and entertainment properties, such as shopping malls, retail stores, shopping centers, etc.
◾
Hospitality. Hospitality properties are generally defined as hotels and lodging properties and can be further divided in various sub-categories including (but not limited to) limited service, full service, etc.
◾
Select Niche Sectors. Select niche sectors include sub-segments of the real estate industry with purpose-built properties, such as data centers, life sciences, medical office, self-storage, etc.
The following sections further describe certain asset classes and strategies that the Fund may target. The following is not an exhaustive list of asset classes or strategies that the Fund may target, and the Fund is not obligated to target all (or any one) of the following asset classes or strategies.
◾
Private CRE Equity Investments: The Fund intends, under normal circumstances, to invest primarily in stabilized income-oriented private CRE located in the United States. Stabilized income-oriented real estate generally means that a property is well leased to tenants (that is, the property has favorable occupancy rates) and does not require material capital improvements. However, the Fund may make investments in CRE with other characteristics (such as properties that are not well leased and generally require significant capital improvements, restructuring and/or repositioning) or other geographies at PIMCO’s discretion. The Fund expects to invest in various CRE property types, including residential, industrial, office, retail, hospitality, and certain niche sectors. The Fund’s exposure to any of the aforementioned property types may change based on PIMCO’s outlook. While PIMCO generally expects to arrange for third-party property managers or joint venture partners to manage such investments, the Fund, PIMCO and/or their respective affiliates (as well as entities owned by or affiliated with any of the foregoing) may also provide such services.
◾
Private CRE Debt Investments: The Fund’s investments may include mortgage loans, mezzanine, preferred equity transitional private debt secured by CRE properties and b-notes (the secondary tranche in a commercial mortgage-backed security). Such investments may be of any credit quality (including below investment grade (commonly referred to as “high yield” securities or “junk bonds”)), may have any combination of principal and interest payment structures, may be newly-originated or existing, may have been originated to specific or general underwriting standards which vary according to the seller and may be of any size and any lien position (e.g., first-lien, second-lien or unsecured). In addition, the Fund may provide financing in respect of real estate or real estate-related assets or interests (including to finance construction, development or improvement projects, mortgage loan pay downs and/or mortgage loans), in each case directly or through companies acquired (or created) and owned by or otherwise affiliated with the Fund or PIMCO.
Generally, the day-to-day administration of these investments will be handled by one or more servicers selected by PIMCO. It is expected that, in consultation with PIMCO, such servicers will develop appropriate strategies to seek to maximize value from such investments.
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Publicly Traded CRE Securities: The Fund’s investments in publicly traded real estate securities may include CMBS, RMBS, and other equity or debt securities issued by REITs or real estate-related investment companies. Publicly traded securities may be exchange-traded or traded OTC. Real estate-related investment companies are investment companies that primarily invest in real estate or activities relating to the ownership, construction, financing, management, servicing or sale of such real estate. The Fund may invest in securities of any credit quality, maturity and duration to enhance its income and capital appreciation potential and to provide liquidity to the overall portfolio. This may include below investment grade (commonly referred to as “high yield” securities or “junk”) securities. The Fund expects that its investments in publicly traded real estate securities will primarily be in U.S. securities, but it may also invest in non-U.S. securities (however, the Fund does not expect to invest in emerging markets). To the extent that an underlying investment company in which the Fund invests has adopted a policy to concentrate its investments in a particular industry, the Fund will, to the extent applicable, take such underlying investment company’s concentration policy into consideration for purposes of the Fund’s own industry concentration policy.
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Collateralized Bond Obligations, Collateralized Loan Obligations and other Collateralized Debt Obligations: The Fund may invest in each of CBOs, CLOs, other CDOs and other similarly structured securities. CBOs, CLOs and CDOs are types of asset-backed securities. A CBO is a trust which is often backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high-yield debt, residential privately-issued mortgage-related securities, commercial privately-issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate commercial real estate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs and other CDOs may charge management fees and administrative expenses. For CBOs, CLOs and CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior

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tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust, CLO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities and can be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class. The Fund may invest in any tranche, including the equity tranche, of a CBO, CLO or other CDO. The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the instrument in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CBOs, CLOs and other CDOs may be characterized by the Fund as illiquid investments, however an active dealer market may exist for CBOs, CLOs and other CDOs allowing them to qualify for Rule 144A under the Securities Act. In addition to the normal risks associated with debt instruments discussed elsewhere in this prospectus and in the Statement of Additional Information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates) and default risk), CBOs, CLOs and other CDOs may carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the possibility that the quality of the collateral may decline in value or default; (iii) the possibility that investments in CBOs, CLOs and other CDOs are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
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Derivative Instruments: The Fund may, but is not required to, utilize various derivative strategies (both long and short positions) involving the purchase or sale of futures and forward contracts (including foreign currency exchange contracts), call and put options, credit default swaps, total return swaps, basis swaps and other swap agreements and other derivative instruments for investment purposes, leveraging purposes or in an attempt to hedge against market, credit, interest rate, currency and other risks in the portfolio.
The Fund has applied for exemptive relief from the SEC that permits it to, among other things, co-invest with certain other persons, including certain affiliates of the Investment Manager and certain public or private funds managed by the Investment Manager and its affiliates, subject to certain terms and conditions. However, there is no assurance that such relief will be granted.
For purposes of the Fund’s investment policies, the Fund will comply with the provisions of the 1940 Act relating to the investment advisory contracts as an investment adviser to the Fund under Section 2(a)(20) of the 1940 Act (Section 15); provisions related to affiliated transactions and custody (Section 17); provisions governing investment policies (Section 8) and capital structure and leverage (Section 18) on an aggregate basis in instances where the Fund invests in securities or other assets through a subsidiary in which the Fund owns all or a majority of the voting securities; i.e., has sole majority voting control (“Controlled Subsidiary”). To the extent required by Section 17 of the 1940 Act, each operating entity and Controlled Subsidiary will comply with the 1940 Act limits on affiliated transactions or exemptive relief therefrom. Where the Fund participates with a third party in a joint venture, and the Fund does not have sole majority voting control over the joint venture, the Fund will not consider such a joint venture to be a Controlled Subsidiary.
Portfolio Composition
The Fund’s portfolio is expected to be comprised principally of the following types of investments. A more detailed description of the Fund’s investment policies and restrictions and more detailed information about the Fund’s portfolio investments are contained in the SAI.
Investments in Thematically-Driven Stabilized Real Estate and Single Tenant Properties
The Fund intends to make equity investments in stabilized, income-oriented commercial real estate in asset classes that are expected to benefit from secular growth trends, including multifamily, industrial, office in innovation markets, and select specialty sectors such as student housing primarily in U.S. markets that offer the potential to generate high current income and, to a lesser extent, long-term capital appreciation. Stabilized income-oriented real estate generally means that a property is well leased to tenants (that is, the property has favorable occupancy rates) and does not require material capital improvements. The Fund also intends to make equity investments in commercial real estate primarily located in or in close proximity to major metropolitan statistical areas and growth markets in the United States with favorable economic and demographic conditions and leased for long durations (typically at least a 10-year period) to single tenants that the Investment Manager believes have favorable credit profiles and/or performance attributes supporting highly visible long-term cash flows.
Property Characteristics. The Fund intends to invest in stabilized assets and portfolios with, in PIMCO’s view at the time of investment, income from stable, in-place cash flows that require limited near-term capital expenditures.
Location. The Fund intends to invest in major markets primarily in the United States that the Investment Manager believes offer attractive risk-adjusted returns consistent with the objectives of the Fund, typically underpinned with an attractive outlook for secular growth in population and employment.

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The Fund expects that its investments in real estate-related securities will primarily be in U.S. securities, but it may also invest in non-U.S. securities.
Property Types. The Fund expects to invest across a variety of different CRE property types including, but not limited to, the sectors noted below. The following is not an exhaustive list of asset classes or strategies that the Fund may target, and the Fund may not target all (or any one) of the following asset classes or strategies at any given time:
Multifamily Properties. Multifamily properties are generally defined as having five or more dwelling units that are part of a single complex and offered for rental use as opposed to detached single-family residential properties.
Industrial Properties. Industrial properties are generally categorized as warehouse/distribution centers, research and development facilities, flex space or manufacturing.
Office Properties. Office properties include conventional office properties as well as office properties for specialized use, such as medical or laboratory use.
Select Specialty Sectors. Select specialty sectors include sub-segments of the real estate industry with purpose-built properties, such as student housing or self-storage.
Ownership Structure. The Fund’s property investments in each primary strategy are expected to be structured through privately-owned operating entities or private real estate operating companies which hold whole or partial interests in real properties. The Fund, directly or through its subsidiaries expects to enter into joint ventures with third parties to make investments. The Fund or its subsidiaries may also make investments in partnerships or other co-ownership arrangements or participations arrangements with other investors, including affiliates, to acquire properties. The Fund, directly or through its subsidiaries expects to generally acquire fee simple interests for the properties (in which PIMCO owns both the land and the building improvements), but may consider leased fee and leasehold interests if the Investment Manager believes the investment is consistent with the Fund’s investment objectives and strategies.
Investments in Private Real Estate Debt and Preferred Equity
In addition to equity investments in the property types listed above, the Fund may also invest in privately sourced debt and preferred equity interests that offer current income secured or backed by real estate. The Fund intends to originate and selectively acquire mezzanine loans, preferred equity, and to a lesser extent, senior mortgage loans.
The loans may vary in duration, bear interest at fixed or floating rates and amortize, if at all, over varying periods, often with a balloon payment of principal at maturity and in the case of mezzanine and preferred equity may allow for interest to accrue and be added to the principal amount rather than paid on a current basis and may include equity participation rights. The borrower of the Fund’s loan investments will generally be responsible for servicing obligations. In cases where the Fund as lender is responsible for servicing a loan, such obligations will generally consist of collecting, or arranging for the collection of, interest payments and, when applicable, enforcing the Fund’s rights under the loan documentation. There are no limits on the amount of loans the Fund may originate; provided such transactions do not impact the Fund’s ability to maintain its status as a REIT.
Mezzanine Loans. Mezzanine loans are a type of subordinate loan in which the loan is secured by one or more direct or indirect ownership interests in an entity that directly or indirectly owns real estate. Mezzanine loans are subordinate to a first mortgage or other senior debt. Investors in mezzanine loans are generally compensated for the increased credit risk from a pricing perspective and still benefit from the right to foreclose on its security, in many instances more efficiently than the rights of foreclosure for first mortgage loans. Upon a default by the borrower under a mezzanine loan, the mezzanine lender generally can take control of the property owning entity on an expedited basis, subject to the rights of the holders of debt senior in priority on the property. Rights of holders of mezzanine loans are usually governed by intercreditor or interlender agreements, which may limit the Fund’s ability to pursue remedies.
Preferred Equity. Preferred equity is a type of interest in an entity that owns real estate or real estate-related investments. Preferred equity interests are generally senior with respect to the payments of dividends and other distributions, redemption rights and rights upon liquidation to such entity’s common equity. Investors in preferred equity are typically compensated for their increased credit risk from a pricing perspective with fixed payments but may also participate in capital appreciation. Upon a default by a general partner of a preferred equity issuer, there typically is a change of control event and the limited partner assumes control of the entity. Rights of holders of preferred equity are usually governed by partnership agreements.
Senior Mortgage Loans. Senior mortgage loans are generally loans secured by a first mortgage lien on a commercial property. Senior mortgage loans generally provide for a higher recovery rate and lower defaults than other debt positions due to the lender’s favorable control features which at times may mean control of the entire capital structure.
Subordinate Mortgage Loans. Subordinate mortgage loans are loans that have a lower priority to collateral claims. Investors in subordinate mortgages are generally compensated for the increased risk from a pricing perspective as compared to first mortgage loans but still benefit from a direct lien on the related property or a security interest in the entity that owns the real estate. Investors typically receive principal and interest payments at the same time as senior debt unless a default occurs, in which case these payments are made only after any senior debt is repaid in full. The rights of holders of subordinate mortgages are usually governed by participation and other agreements.
Investments in Traded Real Estate-Related Securities
The Fund intends to invest a portion of its portfolio in traded real estate-related securities, which includes MBS and other equity or debt securities issued by REITs or real estate-related investment companies.
The Fund expects that its investments in real estate-related securities will primarily be in U.S. securities, but it may also invest in non-U.S. securities.

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The Fund may invest in the following traded real estate-related securities:
CMBS. CMBS are securities backed by obligations (including certificates of participation in obligations) that are principally secured by commercial mortgages on real property or interests therein having a multifamily or commercial use, such as retail, office or industrial properties, hotels, apartments, nursing homes and senior living facilities. CMBS are typically issued in multiple tranches whereby the more senior classes are entitled to priority distributions from the trust’s income to make specified interest and principal payments on such tranches. Losses and other shortfalls from expected amounts to be received on the mortgage pool are borne by the most subordinate classes, which receive principal payments only after the more senior classes have received all principal payments to which they are entitled. The credit quality of CMBS depends on the credit quality of the underlying mortgage loans, which is a function of factors such as the principal amount of loans relative to the value of the related properties; the cash flow produced by the property; the mortgage loan terms, such as principal amortization; market assessment and geographic location; construction quality of the property; and the creditworthiness of the borrowers.
Agency RMBS. Agency RMBS are residential mortgage-backed securities for which a U.S. government agency such as Government National Mortgage Association (“Ginnie Mae”), or a federally chartered corporation such as Federal National Mortgage Association (“Fannie Mae”) or Federal Home Loan Mortgage Corporation (“Freddie Mac”) guarantees payments of principal and interest on the securities. Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, such as securities issued by Ginnie Mae, this guarantee does not apply to losses resulting from declines in the market value of these securities. Some agency RMBS that the Fund may hold are not guaranteed or backed by the full faith and credit of the U.S. government, such as those issued by Fannie Mae and Freddie Mac. Although the U.S. government in the past has provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.
Agency RMBS differ from other forms of traditional debt securities, which normally provide for periodic payments of interest in fixed amounts with principal payments at maturity or on specified call dates. Instead, agency RMBS provide for monthly payments, which consist of both principal and interest. In effect, these payments are a “pass-through” of scheduled and prepaid principal payments and the monthly interest made by the individual borrowers on the mortgage loans, net of any fees paid to the issuers, servicers or guarantors of the securities. The principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities.
The Fund’s allocation of agency RMBS collateralized by fixed-rate mortgages (“FRMs”), adjustable rate mortgages (“ARMs”), or hybrid adjustable-rate mortgages (“hybrid ARMs”) will depend on various factors including, but not limited to, relative value, expected future prepayment trends, supply and demand, costs of hedging, costs of financing, expected future interest rate volatility and the overall shape of the Treasury and interest rate swap yield curves. The Investment Manager intends to take these factors into account when making investments on behalf of the Fund. The Fund may also make investments in debentures that are issued and guaranteed by Freddie Mac or Fannie Mae or mortgage-backed securities the collateral of which is guaranteed by Ginnie Mae, Freddie Mac, Fannie Mae or another federally chartered corporation.
Non-Agency RMBS. Non-agency RMBS are RMBS that are collateralized by pools of mortgage loans assembled for sale to investors by commercial banks, savings and loan associations and specialty finance companies. Non-agency RMBS are not issued or guaranteed by a U.S. government agency or federally chartered corporation. Like agency RMBS, non-agency RMBS represent interests in pools of mortgage loans secured by residential real property.
The mortgage loan collateral for non-agency RMBS consists of residential mortgage loans that do not generally conform to underwriting guidelines issued by a federally chartered corporation, such as Fannie Mae or Freddie Mac, or an agency of the U.S. government, such as Ginnie Mae, due to certain factors, including mortgage balances in excess of agency underwriting guidelines, borrower characteristics, loan characteristics and level of documentation, and therefore are not issued or guaranteed by an agency. The Fund may also invest in credit risk transfer notes that, while not structured products, face similar risks as structured products because they are debt securities issued by governmental agencies but their value depends in part on a pool of mortgage loans.
The non-agency and agency RMBS acquired by the Fund could be secured by FRMs, ARMs, hybrid ARMs or interest only mortgages. FRMs have interest rates that are fixed for the term of the loan and do not adjust. The interest rates on ARMs generally adjust annually (although some may adjust more frequently) to an increment over a specified interest rate index. Hybrid ARMs have interest rates that are fixed for a specified period of time (typically three, five, seven or ten years) and, thereafter, adjust to an increment over a specified interest rate index. ARMs and hybrid ARMs generally have periodic and lifetime constraints on how much the loan interest rate can change on any predetermined interest rate reset date. Interest only securities are backed by mortgages where the borrower pays interest only. Relative value analysis, including consideration of current market conditions, will determine the Fund’s allocation to FRMs, ARMs, hybrid ARMs and interest only mortgages.
The Fund’s allocation of non-agency RMBS collateralized by FRMs, ARMs, hybrid ARMs or interest only mortgages will depend on various factors including, but not limited to, relative value, expected future prepayment trends, home price appreciation trends, supply and demand, availability of financing, expected future interest rate volatility and the overall state of the non-agency RMBS secondary market. Borrowers of the underlying loans that secure the non-agency RMBS assets which the Fund may purchase can be divided into prime, Alternative-A (“Alt-A”) and subprime borrowers based on their credit rating.

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Other Fixed-Income Instruments. The Fund may invest in fixed-income instruments, such as investment grade and high-yield corporate debt securities, or junk bonds, or U.S. government debt securities. The issuer of a fixed-income instrument pays the investor a fixed- or variable-rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date. Holders of fixed-income bonds as creditors have a prior legal claim over common and preferred shareholders as to both income and assets of the issuer for the principal and interest due them and may have a prior claim over other creditors but are generally subordinate to any existing lenders in the issuer’s capital structure. Fixed-income instruments may be secured or unsecured. The investment return of corporate bonds is generated by payments of interest on the security and changes in the market value of the security. The market value of a corporate bond, especially a fixed-rate bond, will generally rise and fall inversely with interest rates. The value of intermediate- and longer-term corporate bonds normally fluctuates more in response to changes in interest rates than does the value of shorter-term corporate bonds. The market value of a corporate bond also may be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate fixed-income instruments usually yield more than government or agency bonds due to the presence of credit risk. The types of mortgage-backed securities in which the Fund may invest include interest-only, inverse-interest only, or principal only residential MBS, commercial MBS, collateralized mortgage obligations (“CMOs”), securities issued by REMICs, Re-REMICs,, pass-through certificates, credit linked notes, mortgage forwards or “to be announced” transactions, collateralized loan obligations backed by commercial loans and mortgage servicing rights securities. The Fund may invest in a Re-REMIC in order to obtain exposure to mortgages with a specific risk profile that could not otherwise be obtained through the purchase of existing REMICs. Pass-through certificates are fixed income securities whereby certificates are issued representing interests in a pool of mortgages or mortgage-backed securities. The Fund may invest in various tranches or classes of MBS.
Publicly Traded REITs. The Fund may invest in publicly traded REITs. REITs are investment vehicles that invest primarily in income-producing real estate or mortgages and other real estate-related loans or interests.
Many public REITs are listed on major stock exchanges, such as the New York Stock Exchange and NASDAQ. Publicly traded REITs typically employ leverage, which magnifies the potential for gains and the risk of loss. They typically pay out all of their taxable income as dividends to shareholders. In turn, shareholders pay the income taxes on those dividends.
Ratings of Securities. The Fund may invest in debt securities that are rated investment grade, debt securities rated below investment grade, and unrated debt securities. The Fund is not required to hold any minimum percentage of its NAV in debt securities rated investment grade.
Derivatives
The Fund may, but is not required to, utilize various derivative strategies (both long and short positions) for investment purposes, leveraging purposes, or in an attempt to hedge against market, credit, interest rate, currency and other risks in the portfolio. See “Leverage.” Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to, among others, individual debt instruments, interest rates, currencies or currency exchange rates, commodities and related indexes. Examples of derivative instruments that the Fund may use include, without limitation, futures and forward contracts (including foreign currency exchange contracts), call and put options (including options on futures contracts), credit default swaps, total return swaps, basis swaps and other swap agreements. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investment directly in securities and other more traditional investments. Please see “Investment Objectives and Policies-Derivatives” in the Statement of Additional Information for additional information about these and other derivative instruments that the Fund may use and the risks associated with such instruments. There is no assurance that these derivative strategies will be available at any time or that PIMCO will determine to use them for the Fund or, if used, that the strategies will be successful. In addition, the Fund may be subject to certain restrictions on its use of derivative strategies imposed by guidelines of one or more rating agencies that may issue ratings for any Preferred Shares issued by the Fund.
The Fund will engage in derivative transactions only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a REIT for federal income tax purposes. See “Certain U.S. Federal Income Tax Considerations.”
Temporary Defensive Strategies
At times, PIMCO may judge that conditions in the markets make pursuing the Fund’s primary investment strategy inconsistent with the best interests of its Common Shareholders. In attempting to respond to adverse market, economic, political, or other conditions, as determined by PIMCO, when PIMCO deems it appropriate to do so, the Fund may, for temporary defensive purposes, or in order to keep the Fund’s cash fully invested until the net proceeds of this offering of Common Shares can be invested in accordance with the Fund’s primary investment strategies, the Fund may deviate from its investment policies and objectives. At such times the Investment Manager may, temporarily, take temporary defensive positions primarily designed to reduce fluctuations in the value of the Fund’s assets. If the Fund takes a temporary position, it may be unable to achieve its investment objectives. While the Fund would seek to continue to qualify as a REIT during such a period, there can be no guarantee it will be able to do so. In implementing these temporary strategies, the Fund may invest all or a portion of its assets in fixed income securities; traded real estate-related securities; U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the Treasury or by U.S. government agencies or instrumentalities; certificates of deposit issued against funds deposited in a bank or a

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savings and loan association; commercial paper; bankers’ acceptances; bank time deposits; shares of money market funds; securities issued or guaranteed by the federal government or any of its agencies, or any state or local government; repurchase agreements with respect to any of the foregoing; or any other securities or cash equivalents that the Investment Manager considers consistent with this strategy.
It is impossible to predict when, or for how long, the Fund will take temporary defensive positions. There can be no assurance that such strategies will be successful.
Investment Process
PIMCO believes that deal sourcing will be a key component of the Fund’s investment strategy, and that the experience of the Fund’s CRE investment team and the breadth of PIMCO’s investment professionals, including PIMCO’s substantial resources dedicated to real estate, specialty finance and corporate markets, will benefit such sourcing efforts. PIMCO has over 265 investment professionals who focus on equity and debt across global CRE markets spanning geography, property type and development stages.
PIMCO believes that the Fund will also benefit from the extensive and longstanding relationships that PIMCO has established with a wide variety of global and regional financial institutions, industry participants, and operating partners. In addition, PIMCO’s comprehensive platform provides sellers of risk with a holistic solution for assets across risk, return and liquidity. PIMCO believes the breadth of the platform offers a competitive advantage in partnering, sourcing and underwriting opportunities. The network of sellers is more diversified, including banks, REITs, insurance companies, real estate funds and hedge funds. Importantly, PIMCO has relationships with entities in each of these seller types. PIMCO may source opportunities through public securitizations by accessing the underlying assets or listed real estate companies and eventually migrating those opportunities into the private domain. In addition, PIMCO expects to pursue investment opportunities through strategic relationships in the real estate industry, including, but not limited to, strategic operating partners borrowers, lenders, and special servicers. In particular, in certain cases PIMCO may form a joint venture or engage with a partner to help source potential Fund investments, and will generally pay such partner fees or other compensation that will typically be borne by the Fund. PIMCO will generally look to collaborate with local operating partners that provide market or property type expertise to source investment opportunities as well as lead the daily operations and management of the real estate with PIMCO providing the appropriate oversight and maintaining investment discretion over its portion of the investment.
PIMCO expects to implement a consistent, disciplined investment selection process centered on asset level analysis of the intrinsic value of investment opportunities. PIMCO’s investment process is expected to focus on detailed asset level and deal structure underwriting with a focus on pricing and structuring, asset management and exit strategies. In addition, PIMCO believes that macroeconomic risks remain important and, as a result, PIMCO expects that it will often leverage the firm’s macro insights to seek to identify trends or risks that may affect local markets, property types or capital markets. Furthermore, the team has access to the expansive PIMCO credit research team of 85+ specialists to support comprehensive credit analysis on tenant quality, and assess non-asset-specific risk. Finally, PIMCO’s analytics platform provides a quantitative framework for comparing investment opportunities across the capital structure.
Allocation of Investment Opportunities
Various potential and actual conflicts of interest are expected to arise in connection with the allocation of investment opportunities among the Fund and other investment vehicles managed or advised by the Investment Manager. Investment opportunities will be allocated in accordance with the Investment Manager’s then current allocation policies. The method of allocating investment opportunities may change over time. Although the Investment Manager intends to allocate investment opportunities in a fair and equitable manner, decisions as to the allocation of investment opportunities present numerous conflicts of interest, which may not be resolved in a manner that is favorable to the Fund’s interests.
The Investment Manager expects to permit other investment vehicles (including other investment vehicles managed or advised by the Investment Manager or its affiliates and unaffiliated co-investors) to co-invest with the Fund. In that case, allocations will be made in the sole discretion of the Investment Manager. In addition, these types of co-investments may result in conflicts regarding decisions relating to that investment, including with respect to timing of disposition or strategic objectives.
Leverage
The Fund may use leverage to provide additional funds to support its investment activities. The Fund itself expects to use entity level debt (non-mortgage debt at the Fund level) and expects its investments will utilize property level debt financing (mortgages on the Fund’s properties that are not recourse to the Fund except in extremely limited circumstances).
Property level debt will be incurred by operating entities (entities that hold and operate real estate investments) held by the Fund or by joint ventures entered into by one of the Fund’s operating entities and secured by real estate owned by such operating entities. Such operating entities or joint ventures would solely own real estate assets and would borrow from a lender using the owned property as mortgage collateral. If an operating entity or joint venture were to default on a loan, the lender’s recourse would be to the mortgaged property and the lender would typically not have a claim to other assets of the Fund or its subsidiaries. When such property level debt is not recourse to the Fund, the Fund will not treat such non-recourse borrowings as senior securities (as defined in the Investment Company Act) for purposes of complying with the Investment Company Act’s limitations on leverage, unless the special purpose vehicle (or other vehicle for investment in real estate) holding such debt is a Controlled Subsidiary of the Fund or the financial statements of the special purpose vehicle (or other vehicle for investment in real estate) holding such debt will be consolidated in

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the Fund’s financial statements in accordance with Regulation S-X and other accounting rules unless such debt would be eliminated in the consolidated financial statements in accordance with Regulation S-X and the other accounting rules. Where such special purpose vehicles are not a Controlled Subsidiary of the Fund (e.g., including as part of a non-controlled joint venture with a third party), the Fund would not consider the investments as giving rise to Fund leverage.
The Fund may add leverage to its portfolio through the issuance of Preferred Shares in an aggregate amount of up to [ ]% of the Fund’s total assets (less all liabilities and indebtedness not represented by Investment Company Act leverage) immediately after such issuance.
Borrowings (and any Preferred Shares) have seniority over Common Shares. Any Borrowings and Preferred Shares (if issued) leverage investments in Common Shares. Holders of Common Shares bear the costs associated with any Borrowings, and if the Fund issues Preferred Shares, holders of Common Shares bear the offering costs of the Preferred Shares issuance. The Board may authorize the use of leverage through Borrowings and Preferred Shares without the approval of the holders of Common Shares. The 1940 Act generally prohibits the Fund from engaging in most forms of leverage (including the use of reverse repurchase agreements, bank loans, commercial paper or other credit facilities, credit default swaps, total return swaps and other derivative transactions, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions, to the extent that these instruments are not covered as described below) unless immediately after the issuance of the leverage the Fund has satisfied the asset coverage test with respect to senior securities representing indebtedness prescribed by the 1940 Act; that is, the value of the Fund’s total assets less all liabilities and indebtedness not represented by senior securities (for these purposes, “total net assets”) is at least 300% of the senior securities representing indebtedness (effectively limiting the use of leverage through senior securities representing indebtedness to 331⁄3% of the Fund’s total net assets, including assets attributable to such leverage). In addition, the Fund is not permitted to declare any cash dividend or other distribution on Common Shares unless, at the time of such declaration, this asset coverage test is satisfied. The Fund may (but is not required to) cover its commitments under reverse repurchase agreements, derivatives and certain other instruments by the segregation of liquid assets, or by entering into offsetting transactions or owning positions covering its obligations. To the extent that the Fund maintains segregated assets or otherwise covers certain of these instruments, they will not be considered “senior securities” under the 1940 Act and therefore will not be subject to the 1940 Act 300% asset coverage requirement otherwise applicable to forms of indebtedness used by the Fund. However, reverse repurchase agreements and other such instruments, even if covered, may represent a form of economic leverage and create special risks. The use of these forms of leverage increases the volatility of the Fund’s investment portfolio and could result in larger losses to Common Shareholders than if these strategies were not used. To the extent that the Fund engages in borrowings, it may prepay a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default.
Leveraging is a speculative technique and there are special risks and costs involved. There is no assurance that the Fund will utilize reverse repurchase agreements, credit default swaps or borrowings, issue preferred shares or utilize any other forms of leverage (such as the use of derivatives strategies). If used, there can be no assurance that the Fund’s leveraging strategies will be successful or result in a higher yield on your Common Shares. When leverage is used, the net asset value of the Common Shares and the yield to Common Shareholders will be more volatile. In addition, interest and other expenses borne by the Fund with respect to its use of reverse repurchase agreements, borrowings or any other forms of leverage are borne by the Common Shareholders and result in a reduction of the net asset value of the Common Shares.
On October 28, 2020, the SEC adopted Rule 18f-4 under the 1940 Act providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. Among other things, Rule 18f-4 limits a fund’s derivatives exposure through a value-at-risk test and requires the adoption and implementation of a derivatives risk management program for certain derivatives users. Subject to certain conditions, limited derivatives users (as defined in Rule 18f-4), however, would not be subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, the SEC also eliminated the asset segregation framework arising from prior SEC guidance for covering derivatives and certain financial instruments. Compliance with Rule 18f-4 will not be required until August 19, 2022. As the Fund comes into compliance, the Fund’s approach to asset segregation and coverage requirements described in this Prospectus will be impacted. In addition, Rule 18f-4 could restrict the Fund’s ability to engage in certain derivatives transactions and/or increase the costs of such derivatives transactions, which could adversely affect the value or performance of the Fund and the Common Shares and/or the Fund’s distribution rate. For example, the Fund may initially add leverage principally through reverse repurchase agreements. Once compliance with Rule 18f-4 is required, the Fund will have the option to treat reverse repurchase agreements as either (1) senior securities under Section 18 of the 1940 Act, in which case they would be subject to the 300% asset coverage requirement described above or (2) derivatives subject to the value-at-risk test imposed by Rule 18f-4.
Effects of Leverage
The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effects of leverage through the use of senior securities, as that term is defined under Section 18 of the 1940 Act, on Common Share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns expected to be experienced by the Fund. The table further assumes that the Fund

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utilizes leverage representing approximately [ ]% of the Fund’s total managed assets (including assets attributable to such leverage) at an estimated annual effective interest expense rate of [ ]% payable by the Fund on such instruments (based on current market conditions). Based on such estimated annual effective interest expense rate, the annual return that the Fund’s portfolio must experience (net of non-interest expenses) in order to cover such costs is [ ]%. The information below does not reflect the Fund’s use of certain other forms of economic leverage achieved through the use of other instruments or transactions not considered to be senior securities under the 1940 Act, such as covered credit default swaps or other derivative instruments. The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns expected to be experienced by the Fund. Your actual returns may be greater or less than those appearing below. In addition, actual borrowing expenses associated with reverse repurchase agreements (or dollar rolls/buy backs or borrowings, if any) used by the Fund may vary frequently and may be significantly higher or lower than the rate used for the example below.
Assumed Portfolio Total Return (Net of Expenses)	(10.0)%	(5.0)%	0.0%	5.0%	10.0%
Common Shares Total Return	([ ])%	([ ])%	([ ])%	[ ]%	[ ]%
Common Shares Total Return is composed of two elements-the distributions paid by the Fund to holders of Common Shares (the amount of which is largely determined by the net investment income of the Fund after paying dividend payments on any Preferred Shares issued by the Fund and expenses on any forms of leverage outstanding) and gains or losses on the value of the securities and other instruments the Fund owns. As required by SEC rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the income it receives on its investments is entirely offset by losses in the value of those investments. This table reflects hypothetical performance of the Fund’s portfolio and not the actual performance of the Fund’s Common Shares, the value of which is determined by market forces and other factors.
Should the Fund elect to add additional leverage, any benefits of such additional leverage cannot be fully achieved until the proceeds resulting from the use of such leverage have been received by the Fund and invested in accordance with the Fund’s investment objectives and policies. As noted above, the Fund’s willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors, including, among other things, PIMCO’s assessment of the yield curve environment, interest rate trends, market conditions and other factors.
Principal Risks of the Fund
The NAV of the Common Shares will fluctuate with and be affected by, among other things, various principal risks of the Fund and its investments which are summarized below. The Fund is subject to the principal risks noted below, whether through the Fund’s direct investments, investments by subsidiaries or derivatives positions.
No Prior History
The Fund is a newly organized, non-diversified, closed-end management investment company with no history of operations and is designed for long-term investors and not as a trading vehicle.
Investment and Market Risk
The market price of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment generally. The value of a security may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities. Credit ratings downgrades may also negatively affect securities held by the Fund. Even when markets perform well, there is no assurance that the investments held by the Fund will increase in value along with the broader market.
In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level. The current contentious domestic political environment, as well as political and diplomatic events within the United States and abroad, such as presidential elections in the U.S. or abroad or the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, has in the past resulted, and may in the future result, in a government shutdown or otherwise adversely affect the U.S. regulatory landscape, the general market environment and/or investor sentiment, which could have an adverse impact on the Fund’s investments and operations. Additional and/or prolonged U.S. federal government shutdowns may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Any market disruptions could also prevent the Fund from executing advantageous investment decisions in a timely manner. To the extent the Fund focuses its investments in a region enduring geopolitical market disruption, it will face higher risks of loss. Thus, investors should closely monitor current market conditions to determine whether the Fund meets their individual financial needs and tolerance for risk.

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Current market conditions may pose heightened risks with respect to the Fund’s investment in fixed income securities. The Federal Reserve has begun to raise interest rates from historically low levels and has signaled an intention to continue to do so. Any additional interest rate increases in the future could cause the value of any Fund that invests in fixed income securities to decrease. As such, fixed income securities markets may experience heightened levels of interest rate, volatility and liquidity risk.
Exchanges and securities markets may close early, close late or issue trading halts on specific securities, which may result in, among other things, the Fund being unable to buy or sell certain securities or financial instruments at an advantageous time or accurately price its portfolio investments.
Distribution Risk
Although the Fund may seek to maintain a level distribution rate, the Fund’s distribution rate may be affected by numerous factors, including but not limited to changes in realized and projected market returns, fluctuations in market interest rates, Fund performance, and other factors. The Fund’s distributions may be comprised of a return of capital. There can be no assurance that a change in market conditions or other factors will not result in a change in the Fund’s distribution rate or that the rate will be sustainable in the future. For instance, during periods of low or declining interest rates, the Fund’s distributable income and dividend levels may decline for many reasons. See “Distributions” for a description of return of capital and its impacts
Liquidity Risk
To the extent consistent with the applicable liquidity requirements for interval funds under Rule 23c-3 of the 1940 Act, the Fund may invest without limit in illiquid investments. Liquidity risk exists when particular investments are difficult to purchase or sell at the time that the Fund would like or at the price that the Fund believes such investments are currently worth. Many of the Fund’s investments may be illiquid. The term “illiquid investments” for this purpose means any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may become harder to value, especially in changing markets. The Fund’s investments in illiquid investments may reduce the returns of the Fund because it may be unable to sell the illiquid investments at an advantageous time or price or possibly require the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Bond markets have consistently grown over the past three decades while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers seek to provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty. In such cases, the Fund, due to limitations on investments in illiquid investments and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that the Fund’s principal investment strategies involve securities of companies with smaller market capitalizations, foreign (non-U.S.) securities, Rule 144A securities, senior loans, illiquid sectors of fixed income securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Further, fixed income securities with longer durations until maturity face heightened levels of liquidity risk as compared to fixed income securities with shorter durations until maturity. The risks associated with illiquid instruments may be particularly acute in situations in which the Fund’s operations require cash (such as in connection with repurchase offers) and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid instruments. It may also be the case that other market participants may be attempting to liquidate fixed income holdings at the same time as the Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure.
Management Risk
The Fund is subject to management risk because it is an actively managed investment portfolio. PIMCO will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. Certain securities or other instruments in which the Fund seeks to invest may not be available in the quantities desired. In addition, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause PIMCO to restrict or prohibit participation in certain investments. In such circumstances, PIMCO may determine to purchase other securities or instruments as substitutes. Such substitute securities or instruments may not perform as intended, which could result in losses to the Fund. To the extent the Fund employs strategies targeting perceived pricing inefficiencies, arbitrage strategies or similar strategies, it is subject to the risk that the pricing or valuation of the securities and instruments involved in such strategies may change unexpectedly, which may result in reduced returns or losses to the Fund. The Fund is also subject to the risk that deficiencies in the internal systems or controls of PIMCO or another service provider will cause losses for the Fund or hinder Fund operations. For example, trading delays or errors (both human and systemic) could prevent the Fund from purchasing a security expected to appreciate in value. Additionally, actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO in connection with managing the Fund, may cause PIMCO to restrict or prohibit participation in certain investments and may also adversely affect the ability of the Fund to

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achieve its investment objectives. There also can be no assurance that all of the personnel of PIMCO will continue to be associated with PIMCO for any length of time. The loss of the services of one or more key employees of PIMCO could have an adverse impact on the Fund’s ability to realize its investment objectives.
In addition, the Fund may rely on various third-party sources to calculate its NAV. As a result, the Fund is subject to certain operational risks associated with reliance on service providers and service providers’ data sources. In particular, errors or systems failures and other technological issues may adversely impact the Fund’s calculations of its NAV, and such NAV calculation issues may result in inaccurately calculated NAVs, delays in NAV calculation and/or the inability to calculate NAVs over extended periods. The Fund may be unable to recover any losses associated with such failures.
Delay in Use of Proceeds Risk
Although the Fund currently intends to invest the proceeds from any sale of the Common Shares offered hereby as soon as practicable, such investments may be delayed if suitable investments are unavailable at the time. Pending investment, the net proceeds of the offering may be invested in permitted temporary investments, which include short-term U.S. government securities, bank certificates of deposit and other short-term liquid investments. The rate of return on these investments, which affects the amount of cash available to make distributions, may be less than the return obtainable from the type of investments in the real estate industry the Fund seeks to originate or acquire. Such investments may also make it more difficult for the Fund to qualify as a REIT. Therefore, delays the Fund encounters in the selection, due diligence and origination or acquisition of investments would likely limit its ability to pay distributions and lower overall returns. In the event the Fund is unable to find suitable investments such temporary investments may be maintained for longer periods which would be dilutive to overall investment returns. This could cause a substantial delay in the time it takes for a shareholder’s investment to realize its full potential return.
Best Efforts Offering
This offering is being made on a “best efforts” basis, meaning the Distributor and broker-dealers participating in the offering are only required to use their best efforts to sell the Fund’s shares and have no firm commitment or obligation to sell any of the shares. In the event of the liquidation, dissolution or winding up of the Fund, Common Shareholders are entitled to receive the then-current NAV per share of the assets legally available for distribution to the Fund’s Common Shareholders, after payment of or adequate provision for all of the Fund’s known debts and liabilities, including any outstanding debt securities or other borrowings and any interest thereon. These rights are subject to the preferential rights of outstanding shares of any other class or series of the Fund’s shares, including any Preferred Shares.
Competition Risk
Identifying, completing and realizing attractive portfolio investments is competitive and involves a high degree of uncertainty. The Fund’s profitability depends, in large part, on its ability to acquire target assets at attractive prices. In acquiring its target assets, the Fund will compete with a variety of institutional investors, including specialty finance companies, public and private funds (including other funds managed by PIMCO), REITs, commercial and investment banks, commercial finance and insurance companies and other financial institutions. Also, as a result of this competition, desirable investments in the Fund’s target assets may be limited in the future and the Fund may not be able to take advantage of attractive investment opportunities from time to time, as the Fund can provide no assurance that it will be able to identify and make investments that are consistent with its investment objectives. The Fund cannot assure you that the competitive pressures it faces will not have a material adverse effect on its business, financial condition and results of operations or the Fund’s ability to locate, consummate and exit investments that satisfy its investment objectives.
Non-Diversification Risk
The Fund is “non-diversified,” which means that the Fund may invest a significant portion of its assets in the securities of a smaller number of issuers than a diversified fund. Focusing investments in a small number of issuers increases risk. A fund that invests in a relatively smaller number of issuers is more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund might be. Some of those issuers also may present substantial credit or other risks. Similarly, the Fund may be subject to increased economic, business or political risk to the extent that it invests a substantial portion of its assets in a particular currency, in a group of related industries, in a particular issuer, in the bonds of similar projects or in a narrowly defined geographic area outside the U.S. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund intends to qualify as a REIT accorded special tax treatment under the Code, which imposes its own diversification requirements.
Illiquid Investment Risk
Many of the Fund’s investments will be illiquid, including the Fund’s private commercial real estate investments. A variety of factors could make it difficult for the Fund to dispose of any of its illiquid assets on acceptable terms even if a disposition is in the best interests of the Fund’s Common Shareholders. The Fund cannot predict whether it will be able to sell any asset for the price or on the terms set by it or whether any price or other terms offered by a prospective purchaser would be acceptable to the Fund. The Fund also cannot predict the length of time needed to find a willing purchaser and to close the sale of an asset. The Fund may be required to expend cash to correct defects or to make improvements before an asset can be sold, and there can be no assurance that it will have cash available to correct those defects or to make those improvements. As a result, the Fund’s ability to sell investments in response to changes in economic and other conditions could be limited. Limitations on the Fund’s ability to respond to adverse changes in the performance of its investments may have a material adverse effect on the Fund’s business, financial condition and results of operations and the Fund’s ability to make distributions.

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Real Estate Investment Risk
The Fund’s investments will be subject to the risks inherent in the ownership and operation of real estate and real estate-related businesses and assets. These risks include, but are not limited to:
◾
the burdens of ownership of real property;
◾
general and local economic conditions (such as an oversupply of space or a reduction in demand for space);
◾
the supply and demand for properties (including competition based on rental rates);
◾
energy and supply shortages;
◾
fluctuations in average occupancy and room rates;
◾
the attractiveness, type and location of the properties and changes in the relative popularity of commercial properties as an investment;
◾
the financial condition and resources of tenants, buyers and sellers of properties;
◾
increased mortgage defaults;
◾
the quality of maintenance, insurance and management services;
◾
changes in the availability of debt financing which may render the sale or refinancing of properties difficult or impracticable;
◾
changes in building, environmental and other laws and/or regulations (including those governing usage and improvements), fiscal policies and zoning laws;
◾
changes in real property tax rates;
◾
changes in interest rates and the availability of mortgage funds which may render the sale or refinancing of properties difficult or impracticable;
◾
changes in operating costs and expenses;
◾
energy and supply shortages;
◾
uninsured losses or delays from casualties or condemnation;
◾
negative developments in the economy that depress travel or leasing activity;
◾
environmental liabilities;
◾
contingent liabilities on disposition of assets;
◾
uninsured or uninsurable casualties;
◾
acts of God, including earthquakes, hurricanes and other natural disasters;
◾
social unrest and civil disturbances, epidemics, pandemics or other public crises;
◾
terrorist attacks and war;
◾
risks and operating problems arising out of the presence of certain construction materials, structural or property level latent defects, work stoppages, shortages of labor, strikes, union relations and contracts, fluctuating prices and supply of labor and/or other labor-related factor; and
◾
other factors which are beyond the control of the Investment Manager and its affiliates.
In addition, the Fund’s investments will be subject to various risks which could cause fluctuations in occupancy, rental rates, operating income and expenses or which could render the sale or financing of its properties difficult or unattractive. For example, following the termination or expiration of a tenant’s lease, there may be a period of time before the Fund will begin receiving rental payments under a replacement lease. During that period, the Fund will continue to bear fixed expenses such as interest, real estate taxes, maintenance and other operating expenses. In addition, declining economic conditions may impair the Fund’s ability to attract replacement tenants and achieve rental rates equal to or greater than the rents paid under previous leases. Increased competition for tenants may require the Fund to make capital improvements to properties which would not have otherwise been planned. Ultimately, to the extent that the Fund is unable to renew leases or re-let space as leases expire, decreased cash flow from tenants will result, which could adversely impact the Fund’s operating results.
Commercial Real Estate Industry Risk
The Fund’s business and operations are dependent on the commercial real estate industry generally, which in turn is dependent upon broad economic conditions. Challenging economic and financial market conditions may cause the Fund to experience an increase in the number of private commercial real estate investments that result in losses, including delinquencies, non-performing assets and a decrease in the value of the property or, in the case of real estate debt and traded real estate-related securities, collateral which secures its investments, all of which could adversely affect the Fund’s results of operations. The Fund may need to establish significant provisions for losses or impairment, and be forced to sell assets at undesirable prices, which may result in the Fund’s NAV declining and the Fund incurring substantial losses. Additionally, economic conditions can negatively impact the businesses of tenants of the Fund’s private commercial real estate investments, which in turn could cause the Fund to experience increased delinquencies or decreasing rents, either of which would negatively impact the Fund’s income.
These conditions may increase the volatility of the value of private commercial real estate investments made by the Fund. These developments also may make it more difficult for the Fund to accurately value its investments or to sell its investments on a timely basis. These developments, including rising interest rates, could adversely affect the ability of the Fund to use leverage for investment purposes and increase the cost of such leverage, which would reduce returns. Such developments could, in turn, diminish significantly the Fund’s revenue from investments and adversely affect the Fund’s NAV.
Private Commercial Real Estate Risk
Lease defaults, terminations by one or more tenants or landlord-tenant disputes may reduce the Fund’s revenues and net income. Any of these situations may result in extended periods during which there is a significant decline in revenues or no revenues generated by a property. If this occurred, it could adversely affect the Fund’s performance.
The Fund’s financial position and its ability to make distributions may also be adversely affected by financial difficulties experienced by any major tenants, including bankruptcy, insolvency or a general downturn in the business, or in the event any major tenants do not renew or extend their relationship as their lease terms expire. A tenant in bankruptcy may be able to restrict the ability to collect unpaid rents or

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interest during the bankruptcy proceeding. Furthermore, dealing with a tenants’ bankruptcy or other default may divert management’s attention and cause the Fund to incur substantial legal and other costs.
The Fund’s investments in real estate will be pressured in challenging economic and rental market conditions. If the Fund is unable to re-let or renew leases for all or substantially all of the space at these properties, if the rental rates upon such renewal or re-letting are significantly lower than expected, or if the Fund’s reserves for these purposes prove inadequate, the Fund will experience a reduction in net income and may be required to reduce or eliminate cash distributions.
The Fund may obtain only limited warranties when it purchases an equity investment in private commercial real estate. The purchase of properties with limited warranties increases the risk that the Fund may lose some or all of its invested capital in the property, as well as the loss of rental income from that property if an issue should arise that decreases the value of that property and is not covered by the limited warranties. If any of these results occur, it may have a material adverse effect on the Fund’s business, financial condition and results of operations and the Fund’s ability to make distributions.
Single Tenant Risk
The Fund depends on its tenants for revenue, and therefore the Fund’s revenue is dependent on the success and economic viability of its tenants. Certain of the Fund’s investments in single tenant properties may be leased out to single tenants that the Investment Manager believes have favorable credit profiles and/or performance attributes supporting highly visible long-term cash flows. Adverse impacts to such tenants, including as a result of changes in market or economic conditions, natural disasters, outbreaks of an infectious disease, pandemic or any other serious public health concern, political events or other factors that may impact the operation of these properties, may have negative effects on the Fund’s business and financial results. As a result, such tenants may in the future be required to suspend operations at the Fund’s properties for what could be an extended period of time. Further, if such tenants default under their leases, the Fund may not be able to promptly enter into a new lease or operating arrangement for such properties, rental rates or other terms under any new leases or operating arrangement may be less favorable than the terms of the current lease or operating arrangement or the Fund may be required to make capital improvements to such properties for a new tenant, any of which could adversely impact the Fund’s operating results.
Litigation Risk
In the ordinary course of its business, the Fund may be subject to litigation from time to time. The outcome of such proceedings may materially adversely affect the value of the Fund or its investments and may continue without resolution for long periods of time. Any litigation may consume substantial amounts of the Investment Manager’s time and attention, and that time and the devotion of these resources to litigation may, at times, be disproportionate to the amounts at stake in the litigation.
The acquisition, ownership and disposition of real properties carries certain specific litigation risks. Litigation may be commenced with respect to a property acquired by the Fund or its subsidiaries in relation to activities that took place prior to the Fund’s acquisition of such property. In addition, at the time of disposition of an individual property, a potential buyer may claim that it should have been afforded the opportunity to purchase the asset or alternatively that such potential buyer should be awarded due diligence expenses incurred or statutory damages for misrepresentation relating to disclosure made, if such buyer is passed over in favor of another as part of the Fund’s efforts to maximize sale proceeds. Similarly, successful buyers may later sue the Fund under various damage theories, including those sounding in tort, for losses associated with latent defects or other problems not uncovered in due diligence.
Insurance Risk
Certain types of losses, generally of a catastrophic nature, such as earthquakes, floods and hurricanes may be uninsurable or not economically insurable. The Fund may not obtain, or be able to require tenants to obtain certain types of insurance if it is deemed commercially unreasonable. Under such circumstances, the insurance proceeds, if any, might not be adequate to restore the economic value of the property, which might decrease the value of the property. As a result, the insured company could lose its investments in, and anticipated profits and cash flows from, a number of properties and, as a result, adversely affect the Fund’s investment performance.
Environmental Risk
The Fund may be exposed to substantial risk of loss arising from investments involving undisclosed or unknown environmental, health or occupational safety matters, or inadequate reserves, insurance or insurance proceeds for such matters that have been previously identified. Under various U.S. federal, state and local and non-U.S. laws, ordinances and regulations, an owner of real property may be liable for the costs of removal or remediation of certain hazardous or toxic substances on or in such property. Such laws may also impose joint and several liability, which can result in a party being obligated to pay for greater than its share, or even all, of the liability involved. Such liability may also be imposed without regard to whether the owner knew of, or was responsible for, the presence of such hazardous or toxic substances and may be imposed on the owner in connection with the activities of a tenant at the property. The cost of any required remediation and the owner’s liability therefore as to any property are generally not limited under such laws and could exceed the value of the property and/or the aggregate assets of the owner. The presence of such substances, or the failure to properly remediate contamination from such substances, would adversely affect the owner’s ability to sell the real estate or to borrow funds using such property as collateral, which could have an adverse effect on the Fund’s return from such investment. Environmental claims with respect to a specific investment could exceed the value of such investment, and under certain circumstances, subject the other assets of the Fund to such liabilities. In addition, some

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environmental laws create a lien on contaminated property in favor of governments or government agencies for costs they incur in connection with the contamination.
The ongoing presence of environmental contamination, pollutants or other hazardous materials on a property (whether known at the time of acquisition or not) could also result in personal injury (and associated liability) to persons on the property and persons removing such materials, future or continuing property damage (which would adversely affect property value) or claims by third parties, including as a result of exposure to such materials through the spread of contaminants.
In addition, the Fund’s operating costs and performance may be adversely affected by compliance obligations under environmental protection statutes, rules and regulations relating to investments of the Fund, including additional compliance obligations arising from any change to such statutes, rules and regulations. Statutes, rules and regulations may also restrict development of, and use of, property. Certain clean-up actions brought by governmental agencies and private parties could also impose obligations in relation to the Fund’s investments and result in additional costs to the Fund. If the Fund is deemed liable for any such environmental liabilities and is unable to seek recovery against its tenant, the Fund’s business, financial condition and results of operations could be materially and adversely affected, and the amount available to make distributions could be reduced.
Further, even in cases where the Fund is indemnified by the seller with respect to an investment against liabilities arising out of violations of environmental laws and regulations, there can be no assurance as to the financial viability of the seller to satisfy such indemnities or the ability of the Fund to achieve enforcement of such indemnities.
Joint Venture Risk
The Fund expects to enter into joint ventures with third parties to make investments. Joint ventures entered into by the Fund would generally only include arrangements in which the Fund does not have sole majority voting control over the joint venture. The Fund may also make investments in partnerships or other co-ownership arrangements or participations. Such investments may involve risks not otherwise present with other methods of investment, including, for instance, the following risks and conflicts of interest:
◾
the joint venture partner in an investment could become insolvent or bankrupt;
◾
fraud or other misconduct by the joint venture partner;
◾
the Fund may share decision-making authority with its joint venture partner regarding certain major decisions affecting the ownership of the joint venture and the joint venture property, such as the sale of the property or the making of additional capital contributions for the benefit of the property, which may prevent the Fund from taking actions that are opposed by its joint venture partner;
◾
under certain joint venture arrangements, neither party may have the power to control the venture and, under certain circumstances, an impasse could result regarding cash distributions, reserves, or a proposed sale or refinancing of the investment, and this impasse could have an adverse impact on the joint venture, which could adversely impact the operations and profitability of the joint venture and/or the amount and timing of distributions the Fund receives from such joint venture;
◾
the joint venture partner may at any time have economic or business interests or goals that are or that become in conflict with the Fund’s business interests or goals, including, for instance, the operation of the properties;
◾
the joint venture partner may be structured differently than the Fund for tax purposes and this could create conflicts of interest and risk to the Fund’s ability to qualify as a REIT;
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the Fund may rely upon its joint venture partner to manage the day-to-day operations of the joint venture and underlying assets, as well as to prepare financial information for the joint venture and any failure to perform these obligations may have a negative impact on the Fund’s performance and results of operations;
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the joint venture partner may experience a change of control, which could result in new management of the joint venture partner with less experience or conflicting interests to the Fund and be disruptive to the Fund’s business;
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such joint venture partner may be in a position to take action contrary to the Fund’s instructions or requests or contrary to the Fund’s policies or objectives, including the Fund’s policy with respect to maintaining its qualification as a REIT;
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the terms of the joint ventures could restrict the Fund’s ability to sell or transfer its interest to a third party when it desires on advantageous terms, which could result in reduced liquidity;
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the Fund or its joint venture partner may have the right to trigger a buy-sell arrangement, which could cause the Fund to sell its interest, or acquire its partner’s interest, at a time when the Fund otherwise would not have initiated such a transaction;
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the joint venture partner may not have sufficient personnel or appropriate levels of expertise to adequately support the Fund’s initiatives; and
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to the extent it is permissible under the Investment Company Act for the Fund to partner with other vehicles advised by the Investment Manager, the Investment Manager may have conflicts of interest that may not be resolved in the Fund’s favor.
In addition, disputes between the Fund and its joint venture partner may result in litigation or arbitration that would increase the Fund’s expenses and prevent the Fund’s officers and trustees from focusing their time and efforts on the Fund’s business. Any of the above might subject the Fund to liabilities and thus reduce its returns on the investment with the joint venture partner. The Fund may at times enter into arrangements that provide for unfunded commitments and, even when not contractually obligated to do so, may be incentivized to fund future commitments related to its investments.
Recourse Financings Risk
In certain cases, financings for the Fund’s commercial real estate properties may be recourse to the Fund. Generally, commercial real estate financings are structured as non-recourse to the borrower, which limits a lender’s recourse to the property pledged as collateral for the

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loan, and not the other assets of the borrower or to any parent of borrower, in the event of a loan default. However, lenders customarily will require that a creditworthy parent entity enter into so-called “recourse carveout” guarantees to protect the lender against certain bad-faith or other intentional acts of the borrower in violation of the loan documents. A “bad boy” guarantee typically provides that the lender can recover losses from the guarantors for certain bad acts, such as fraud or intentional misrepresentation, intentional waste, willful misconduct, criminal acts, misappropriation of funds, voluntary incurrence of prohibited debt and environmental losses sustained by lender. In addition, “bad boy” guarantees typically provide that the loan will be a full personal recourse obligation of the guarantor, for certain actions, such as prohibited transfers of the collateral or changes of control and voluntary bankruptcy of the borrower. These financing arrangements with respect to the Fund’s investments generally require “bad boy” guarantees from the Fund and/or certain of the Fund’s subsidiaries and in the event that such a guarantee is called, the Fund’s assets could be adversely affected. Moreover, the Fund’s “bad boy” guarantees could apply to actions of the joint venture partners associated with the Fund’s investments. While the Investment Manager expects to negotiate indemnities from such joint venture partners to protect against such risks, there remains the possibility that the acts of such joint venture partner could result in liability to the Fund under such guarantees. PIMCO may provide “bad boy” guarantees on behalf of other funds, investment vehicles and accounts managed by PIMCO investing alongside the Fund and as such guarantees are not for borrowed money, they will typically not be included under the Fund’s leverage limitations.
Valuation Risk
The price the Fund pays for its private commercial real estate investments will be based on the Investment Manager’s projections of market demand, occupancy levels, rental income, the costs of any development, redevelopment or renovation of a property, borrower expertise and other factors. If any of the Investment Manager’s projections are inaccurate or it ascribes a higher value to assets and their value subsequently drops or fails to rise because of market factors, returns on the Fund’s investment may be lower than expected and could experience losses.
For the purposes of calculating the Fund’s NAV, private commercial real estate investments will initially be valued at cost, which the Fund expects to represent fair value at that time. Thereafter, valuations of properties will be derived from independent property appraisals or based on one or more fair valuation methodologies as determined by PIMCO.
Within the parameters of the Fund’s valuation guidelines, the valuation methodologies used to value the Fund’s private commercial real estate investments will involve subjective judgments and projections that may not materialize. Valuation methodologies will also involve assumptions and opinions about future events, which may or may not materialize. Valuations and appraisals of the Fund’s private commercial real estate investments will be only estimates of fair value. Ultimate realization of the value of an asset depends to a great extent on economic, market and other conditions beyond the Fund’s control and the control of the Investment Manager and the Fund’s independent valuation advisors. Valuations and appraisals of the Fund’s private commercial real estate investments are only conducted on a periodic basis. If the relevant asset’s value changes after such appraisal, it will be difficult for PIMCO to quantify the impact of such change and the necessary information to make a full assessment of the value may not be immediately available, which may require the Investment Manager to make an assessment of fair value with incomplete information. The participation of PIMCO in the Fund’s valuation process could result in a conflict of interest, since the advisory fee is based on the Fund’s average daily net assets. A material change in a private commercial real estate investment or a new appraisal of a private commercial real estate investment may have a material impact on the Fund’s overall NAV, resulting in a sudden increase or decrease to the Fund’s NAV per share. Further, valuations do not necessarily represent the price at which an asset would sell, since market prices of assets can only be determined by negotiation between a willing buyer and seller. As such, the carrying value of an asset may not reflect the price at which the asset could be sold in the market, and the difference between carrying value and the ultimate sales price could be material. In addition, accurate valuations are more difficult to obtain in times of low transaction volume because there are fewer market transactions that can be considered in the context of the appraisal. It also may be difficult to reflect fully and accurately rapidly changing market conditions or material events that may impact the value of the Fund’s real property investments between valuations, or to obtain complete information regarding any such events in a timely manner. For example, an unexpected termination or renewal of a material lease, a material increase or decrease in vacancies, an unanticipated structural or environmental event at a property or material changes in market, economic and political conditions globally and in the jurisdictions and sectors in which a property operates, may cause the value of a property to change materially, yet obtaining sufficient relevant information after the occurrence has come to light and/or analyzing fully the financial impact of such an event may be difficult to do and may require some time. As a result, the Fund’s NAV per share may not reflect a material event until such time as sufficient information is available and the impact of such an event on a property’s valuation is evaluated, such that the Fund’s NAV may be appropriately updated in accordance with the Fund’s valuation guidelines. The Investment Manager will rely on the independent valuation advisors’ appraisals in determining the fair value of the private commercial real estate investments. There will be no retroactive adjustment in the valuation of such assets, the offering price of the Common Shares, the price the Fund paid to repurchase Common Shares or NAV-based fees the Fund paid to PIMCO and the Distributor to the extent such valuations prove to not accurately reflect the realizable value of the Fund’s assets. Because the price you will pay for Common Shares in this offering, and the price at which your shares may be repurchased in quarterly repurchase offers by the Fund, are based on NAV per share of Common Shares, you may pay more than realizable value or receive less than realizable value for your investment.

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Risks Related to Specific Private Commercial Real Estate Property Types
The Fund expects to invest across various CRE property types, including, but not limited to residential, industrial, and office, retail, hospitality and select niche sectors. The Fund’s exposure to any of the aforementioned property types may change based on PIMCO’s outlook, which may expose the Fund to risks. For example, the Fund’s investments in multifamily properties may be affected by declining rents or may incur vacancies either by the expiration and non-renewal of tenant leases or the continued default of tenants under their leases, resulting in reduced revenues and less cash available to distribute to Common Shareholders. Fluctuations in manufacturing activity in the United States may adversely affect the tenants of the Fund’s industrial properties and therefore the demand for and profitability of its industrial properties. Office properties are subject to risks that the tenants of those office properties face, including the overall health of the economy, the possibility of a downturn in the businesses operated by the tenants, lack of demand or obsolescence of the products or services provided by the tenants, and the non-competitiveness of the office tenants relative to their competitors. Specialty properties are subject to risks specific to their specialty use. For example, student housing properties are subject to seasonality and increased leasing risk and may be adversely affected by a change in university admission policies. Additional niche sectors may include, among others, data centers, life sciences, medical offices, and self-storage. The above is not an exhaustive list of the sectors that the Fund expects to invest in or the risks associated with those sectors. The Fund is not obliged to target all (or any one) of the above asset classes or strategies.
Mortgage Loan Risk
The Fund may originate and selectively acquire senior mortgage loans which are generally loans secured by a first mortgage lien on a commercial property and are subject to risks of delinquency and foreclosure and risks of loss, that are greater than similar risks associated with loans made on the security of single-family residential property. In addition, certain of the mortgage loans in which the Fund invests may be structured so that all or a substantial portion of the principal will not be paid until maturity, which increases the risk of default at that time. The ability of a borrower to repay a loan secured by an income-producing property typically is dependent primarily upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower. If the net operating income of the property is reduced, the borrower’s ability to repay the loan may be impaired. Net operating income of an income-producing property can be affected by, among other things: tenant mix, success of tenant businesses, property management decisions, property location and condition, competition from comparable types of properties, changes in laws that increase operating expense or limit rents that may be charged, any need to address environmental contamination at the property, the occurrence of any uninsured casualty at the property, changes in national, regional or local economic conditions and/or specific industry segments, declines in regional or local real estate values, declines in regional or local rental or occupancy rates, increases in interest rates, real estate tax rates and other operating expenses, changes in governmental rules, regulations and fiscal policies, including environmental legislation, acts of God, terrorism, social unrest, civil disturbances, epidemics and other public crises.
In the event of any default under a mortgage loan held directly by the Fund, it will bear a risk of loss of principal to the extent of any deficiency between the value of the collateral and the principal and accrued interest of the mortgage loan, which could have a material adverse effect on the profitability of the Fund. In the event of the bankruptcy of a mortgage loan borrower, the mortgage loan to such borrower will be deemed to be secured only to the extent of the value of the underlying collateral at the time of bankruptcy (as determined by the bankruptcy court), and the lien securing the mortgage loan will be subject to the avoidance powers of the bankruptcy trustee or debtor-in-possession to the extent the lien is unenforceable under state law.
Foreclosure of a mortgage loan can be an expensive and lengthy process which could have a substantial negative effect on the Fund’s anticipated return on the foreclosed mortgage loan. RMBS evidence interests in or are secured by pools of residential mortgage loans and CMBS evidence interests in or are secured by a single commercial mortgage loan or a pool of commercial mortgage loans. Accordingly, the mortgage-backed securities in which the Fund invests are subject to all of the risks of the underlying mortgage loans.
Mezzanine Loan Risk
The Fund may invest in mezzanine loans that take the form of subordinated loans secured by a pledge of the ownership interests of either the entity owning the real property or the entity that owns the interest in the entity owning the real property. These types of investments involve a higher degree of risk than first mortgage lien loans secured by income producing real property because the investment may become unsecured as a result of foreclosure by the senior lender. In the event of a bankruptcy of the entity providing the pledge of its ownership interests as security, the Fund may not have full recourse to the assets of such entity, or the assets of the entity may not be sufficient to satisfy the Fund’s mezzanine loan. If a borrower defaults on the Fund’s mezzanine loan or debt senior to the Fund’s loan, or in the event of a borrower bankruptcy, the Fund’s mezzanine loan will be satisfied only after the senior debt. As a result, the Fund may not recover some or all of its investment. In addition, mezzanine loans may have higher loan-to-value ratios than conventional mortgage loans, resulting in less equity in the real property and increasing the risk of loss of principal.
Mortgage-Related and Other Asset-Backed Instruments Risk
The mortgage-related assets in which the Fund may invest include, but are not limited to, any security, instrument or other asset that is related to U.S. or non-U.S. mortgages, including those issued by private originators or issuers, or issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or by non-U.S. governments or authorities, such as, without limitation, assets representing interests in, collateralized or backed by, or whose values

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are determined in whole or in part by reference to any number of mortgages or pools of mortgages or the payment experience of such mortgages or pools of mortgages, including REMICs, which could include Re-REMICs, mortgage pass-through securities, inverse floaters, CMOs, CLOs, multiclass pass-through securities, private mortgage pass-through securities, stripped mortgage securities (generally interest-only and principal-only securities), mortgage-related asset backed securities and mortgage-related loans (including through participations, assignments, originations and whole loans), including commercial and residential mortgage loans. Exposures to mortgage-related assets through derivatives or other financial instruments will be considered investments in mortgage-related assets.
The Fund may also invest in other types of ABS, including CDOs, CBOs and CLOs and other similarly structured securities. See “Investment Objectives and Strategies-Portfolio Composition” in this prospectus for a description of the various mortgage-related and other asset-backed instruments in which the Fund may invest and their related risks.
Mortgage-related and other asset-backed instruments represent interests in “pools” of mortgages or other assets such as consumer loans or receivables held in trust and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments.
Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related assets, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund may exhibit additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Fund to lose money. This is known as extension risk. Mortgage-backed securities can be highly sensitive to rising interest rates, such that even small movements can cause the Fund to lose value. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. The Fund’s investments in other asset-backed instruments are subject to risks similar to those associated with mortgage-related assets, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed instruments may be largely dependent upon the cash flows generated by the assets backing the instruments, and asset-backed instruments may not have the benefit of any security interest in the related assets.
Subordinate mortgage-backed or asset-backed instruments are paid interest only to the extent that there are funds available to make payments. To the extent the collateral pool includes a large percentage of delinquent loans, there is a risk that interest payments on subordinate mortgage-backed or asset-backed instruments will not be fully paid.
There are multiple tranches of mortgage-backed and asset-backed instruments, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity or “first loss,” according to their degree of risk. The most senior tranche of a mortgage-backed or asset-backed instrument has the greatest collateralization and pays the lowest interest rate. If there are defaults or the collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Lower tranches represent lower degrees of credit quality and pay higher interest rates intended to compensate for the attendant risks. The return on the lower tranches is especially sensitive to the rate of defaults in the collateral pool.
The lowest tranche (i.e., the “equity” or “residual” tranche) specifically receives the residual interest payments (i.e., money that is left over after the higher tranches have been paid and expenses of the issuing entities have been paid) rather than a fixed interest rate. The Fund may also invest in the residual or equity tranches of mortgage-related and other asset-backed instruments, which may be referred to as subordinate mortgage-backed or asset-backed instruments and interest-only mortgage-backed or asset-backed instruments. The Fund expects that investments in subordinate mortgage-backed and other asset-backed instruments will be subject to risks arising from delinquencies and foreclosures, thereby exposing its investment portfolio to potential losses. Subordinate securities of mortgage-backed and other asset-backed instruments are also subject to greater credit risk than those mortgage-backed or other asset-backed instruments that are more highly rated.
The mortgage markets in the United States and in various foreign countries have experienced extreme difficulties in the past that adversely affected the performance and market value of certain mortgage-related investments. Delinquencies and losses on residential and commercial mortgage loans (especially subprime and second-lien mortgage loans) may increase, and a decline in or flattening of housing and other real property values may exacerbate such delinquencies and losses. In addition, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.
With respect to risk retention tranches (i.e., eligible residual interests initially held by the sponsors of CMBS and other eligible securitizations pursuant to the U.S. Risk Retention Rules), a third-party purchaser, such as the Fund, must hold its retained interest, unhedged, for at least five year following the closing of the CMBS transaction, after which it is entitled to transfer its interest in the securitization to another person that meets the requirements for a third-party purchaser. Even after the required holding period has expired, due to the generally illiquid nature of such investments, no assurance can be given as to what, if any, exit strategies will ultimately be available for any given position.

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In addition, there is limited guidance on the application of the Final U.S. Risk Retention Rules to specific securitization structures. There can be no assurance that the applicable federal agencies charged with the implementation of the Final U.S. Risk Retention Rules (the FDIC, the Comptroller of the Currency, the Federal Reserve Board, the SEC, the Department of Housing and Urban Development, and the Federal Housing Finance Agency) could not take positions in the future that differ from the interpretation of such rules taken or embodied in such securitizations, or that the Final U.S. Risk Retention Rules will not change.
Furthermore, in situations where the Fund invests in risk retention tranches of securitizations structured by third parties, the Fund may be required to execute one or more letters or other agreements, the exact form and nature of which will vary (each, a “Risk Retention Agreement”) under which it will make certain undertakings designed to ensure such securitization complies with the Final U.S. Risk Retention Rules. Such Risk Retention Agreements may include a variety of representations, warranties, covenants and other indemnities, each of which may run to various transaction parties. If the Fund breaches any undertakings in any Risk Retention Agreement, it will be exposed to claims by the other parties thereto, including for any losses incurred as a result of such breach, which could be significant and exceed the value of the Fund’s investments.
Risks Related to Investments in Publicly Traded REITs
The Fund’s investments in the securities of publicly traded REITs will be subject to a variety of risks affecting those REITs directly. Share prices of publicly traded REITs may decline because of adverse developments affecting the real estate industry and real property values, including supply and demand for properties, the economic health of the country or of different regions, the strength of specific industries that rent properties and interest rates. REITs often invest in highly leveraged properties. Returns from REITs, which typically are small or medium capitalization stocks, may trail returns from the overall stock market. In addition, changes in interest rates may hurt real estate values or make REIT shares less attractive than other income-producing investments. REITs are also subject to heavy cash flow dependency and defaults by borrowers and tenants.
Repurchase Offers Risk
As described under “Periodic Repurchase Offers” above, the Fund is an “interval fund” and, in order to provide liquidity to shareholders, the Fund, subject to applicable law, intends to conduct quarterly repurchase offers of the Fund’s outstanding Common Shares at NAV, subject to approval of the Board.
The Fund currently expects to conduct quarterly repurchase offers for 5% of its outstanding Common Shares under ordinary circumstances. The Fund believes that these repurchase offers are generally beneficial to the Fund’s shareholders, and repurchases generally will be funded from available cash or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objectives. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments. The Fund believes that payments received in connection with the Fund’s investments will generate sufficient cash to meet the maximum potential amount of the Fund’s repurchase obligations. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments. If, as expected, the Fund employs investment leverage, repurchases of Common Shares would compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Common Shareholders who do not tender their Common Shares by increasing the Fund’s expenses and reducing any net investment income. If a repurchase offer is oversubscribed, the Fund may, but is not required to, determine to increase the amount repurchased by up to 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline. In the event that the Fund determines not to repurchase more than the repurchase offer amount, or if shareholders tender more than the repurchase offer amount plus 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline, the Fund will repurchase the Common Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some shareholders, in anticipation of proration, may tender more Common Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market and other risks, and the NAV of Common Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV for tendered Common Shares is determined. In addition, the repurchase of Common Shares by the Fund may be a taxable event to shareholders.
High Yield Securities Risk
Issuers of high yield securities may have the right to “call” or redeem the issue prior to maturity, which may result in the Fund having to reinvest the proceeds in other high yield securities or similar instruments that may pay lower interest rates. The Fund may also be subject to greater levels of liquidity risk than funds that do not invest in high yield securities. Consequently, transactions in high yield securities may involve greater costs than transactions in more actively traded securities. These factors may result in the Fund being unable to realize full value for these securities and/or may result in the Fund not receiving the proceeds from a sale of a high yield security for an extended period after such sale, each of which could result in losses to the Fund. Because of the risks involved in investing in high yield securities, an investment in

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the Fund should be considered speculative. To the extent that the Fund invests in high yield securities and unrated securities of similar credit quality (commonly known as “high yield securities” or “junk bonds”), the Fund may be subject to greater levels of credit risk, call risk and liquidity risk than funds that do not invest in such securities, which could have a negative effect on the NAV of the Fund’s Common Shares or Common Share dividends. These securities are considered predominantly speculative with respect to an issuer’s continuing ability to make principal and interest payments, and may be more volatile than other types of securities. An economic downturn or individual corporate developments could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities at an advantageous time or price. The Fund may purchase distressed securities that are in default or the issuers of which are in bankruptcy, which involve heightened risks.
To the extent that the Fund invests in high yield securities and unrated securities of similar credit quality (commonly known as “high yield securities” or “junk bonds”), the Fund may be subject to greater levels of credit risk, call risk and liquidity risk than funds that do not invest in such securities, which could have a negative effect on the NAV of the Fund’s Common Shares or Common Share dividends. These securities are considered predominantly speculative with respect to an issuer’s continuing ability to make principal and interest payments, and may be more volatile than other types of securities. An economic downturn or individual corporate developments could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities at an advantageous time or price. The Fund may purchase distressed securities that are in default or the issuers of which are in bankruptcy, which involve heightened risks.
Issuers of high yield securities may have the right to “call” or redeem the issue prior to maturity, which may result in the Fund having to reinvest the proceeds in other high yield securities or similar instruments that may pay lower interest rates. The Fund may also be subject to greater levels of liquidity risk than funds that do not invest in high yield securities. Consequently, transactions in high yield securities may involve greater costs than transactions in more actively traded securities. These factors may result in the Fund being unable to realize full value for these securities and/or may result in the Fund not receiving the proceeds from a sale of a high yield security for an extended period after such sale, each of which could result in losses to the Fund. Because of the risks involved in investing in high yield securities, an investment in the Fund should be considered speculative.
In general, lower rated debt securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative effect on the Fund. Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal and are commonly referred to as “high yield” securities or “junk bonds.” High yield securities involve a greater risk of default and their prices are generally more volatile and sensitive to actual or perceived negative developments. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. The Fund may purchase stressed or distressed securities that are in default or the issuers of which are in bankruptcy, which involve heightened risks. An economic downturn could severely affect the ability of issuers (particularly those that are highly leveraged) to service or repay their debt obligations. Lower-rated securities are generally less liquid than higher-rated securities, which may have an adverse effect on the Fund’s ability to dispose of them. For example, under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and certain securities in the Fund’s portfolio may become illiquid or less liquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell these securities only at prices lower than if such securities were widely traded. To the extent the Fund focuses on below investment grade debt obligations, PIMCO’s capabilities in analyzing credit quality and associated risks will be particularly important, and there can be no assurance that PIMCO will be successful in this regard. Due to the risks involved in investing in high yield securities, an investment in the Fund should be considered speculative. The Fund’s credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency or PIMCO downgrades its assessment of the credit characteristics of a particular issue. Analysis of creditworthiness may be more complex for issuers of high yield securities than for issuers of higher quality debt securities. Analysis of creditworthiness may be more complex for issuers of high yield securities than for issuers of higher quality debt securities.
Capital Markets Risk
The Fund expects to fund a portion of its commercial real estate investments with property-level financing. The Fund’s business may be adversely affected by disruptions in the debt and equity capital markets and institutional lending market, including the lack of access to capital or prohibitively high costs of obtaining or replacing capital. The ongoing spread of COVID-19 has had, and may continue to have, a material adverse effect on credit markets. There can be no assurance that any financing will be available to the Fund in the future on acceptable terms, if at all, or that it will be able to satisfy the conditions precedent required to use its credit facilities, if entered into, which could reduce the number, or alter the type, of investments that the Fund would make otherwise. This may reduce the Fund’s income. To the extent that financing proves to be unavailable when needed, the Fund may be compelled to modify its investment strategies to optimize the performance of the portfolio. Any failure to obtain financing could have a material adverse effect on the continued development or growth of the Fund’s business and harm the Fund’s ability to operate and make distributions.
Interest Rate Risk
Interest rate risk is the risk that fixed income securities and other instruments in the Fund’s portfolio will decline in value because of a change in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A

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nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Fund may lose money as a result of movements in interest rates. The Fund may not be able to effectively hedge against changes in interest rates or may choose not to do so for cost or other reasons.
Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. All other things remaining equal, for each one percentage point increase in interest rates, the value of a portfolio of fixed income investments would generally be expected to decline by one percent for every year of the portfolio’s average duration above zero. For example, the value of a portfolio of fixed income securities with an average duration of eight years would generally be expected to decline by approximately 8% if interest rates rose by one percentage point.
Variable and floating rate securities may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Fund’s shares.
A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Risks associated with rising interest rates are heightened under current market conditions given that the U.S. Federal Reserve (the “Federal Reserve”) has begun to raise interest rates from historically low levels and has signaled an intention to continue to do so. Further, in market environments where interest rates are rising, issuers may be less willing or able to make principal and interest payments on fixed-income investments when due.
During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns. Certain European counties have previously experienced negative interest rates on certain fixed income instruments. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates.
Measures such as average duration may not accurately reflect the true interest rate sensitivity of the Fund. This is especially the case if the Fund consists of securities with widely varying durations. Therefore, if the Fund has an average duration that suggests a certain level of interest rate risk, the Fund may in fact be subject to greater interest rate risk than the average would suggest. This risk is greater to the extent the Fund uses leverage or derivatives in connection with the management of the Fund.
Convexity measures the rate of change of duration in response to changes in interest rates. With respect to a security’s price, a larger convexity (positive or negative) may imply more dramatic price changes in response to changing interest rates. Negative convexity implies that interest rate increases result in increased duration, meaning increased sensitivity in prices in response to rising interest rates. Thus, securities with negative convexity, which may include bonds with traditional call features and certain mortgage-backed securities, may experience greater losses in periods of rising interest rates. Accordingly, if the Fund holds such securities, the Fund may be subject to a greater risk of losses in periods of rising interest rates.
Rising interest rates may result in a decline in value of the Fund’s fixed income investments and in periods of volatility. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. As a result, dealer inventories of certain types of bonds and similar instruments, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty. All of these factors, collectively and/or individually, could cause the Fund to lose value.
LIBOR Risk
The Fund’s investments, payment obligations and financing terms may rely in some fashion upon LIBOR. LIBOR is an average interest rate, determined by the ICE Benchmark Administration that banks charge one another for the use of short-term money. On July 27, 2017, the Chief Executive of the FCA, the United Kingdom’s financial regulatory body and regulator of LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR due to the absence of an active market for interbank unsecured lending and other reasons. On March 5, 2021, the FCA publicly announced that all U.S. Dollar LIBOR settings will either cease to be provided by any administrator or will no longer be representative (i) immediately after December 31, 2021 for one-week and two-month U.S. Dollar LIBOR settings and (ii) immediately after June 30, 2023 for the remaining U.S. Dollar LIBOR settings. As of January 1, 2022, as a result of supervisory guidance from U.S. regulators, some U.S. regulated entities have ceased entering into new LIBOR contracts with limited exceptions. While publication of the one-, three- and six- month Sterling and Japanese yen LIBOR settings will continue at least through calendar year 2022 on the basis of a changed methodology (known as “synthetic

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LIBOR”), these rates have been designated by the FCA as unrepresentative of the underlying market they seek to measure and are solely available for use in legacy transactions. Certain bank-sponsored committees in other jurisdictions, including Europe, the United Kingdom, Japan and Switzerland, have selected alternative reference rates denominated in other currencies. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. For example, certain of the Fund’s investments may involve individual contracts that have no existing fallback provision or language that contemplates the discontinuation of LIBOR, and those investments could experience increased volatility or illiquidity as a result of the transition process. In addition, interest rate provisions included in such contracts, or in contracts or other arrangements entered into by the Fund, may need to be renegotiated. On March 15, 2022, the Adjustable Interest Rate (LIBOR) Act was signed into law. This law provides a statutory fallback mechanism on a nationwide basis to replace LIBOR with a benchmark rate that is selected by the Board of Governors of the Federal Reserve System and based on the Secured Overnight Financing Rate for certain contracts that reference LIBOR and contain no, or insufficient, fallback provisions. It is expected that implementing regulations in respect of the law will follow. The transition of investments from LIBOR to a replacement rate as a result of amendment, application of existing fallbacks, statutory requirements or otherwise may also result in a reduction in the value of certain instruments held by the Fund, a change in the cost of borrowing or the dividend rate for any preferred shares that may be issued by the Fund, or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.
Derivatives Risk
The use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks, such as liquidity risk (which may be heightened for highly-customized derivatives), interest rate risk, market risk, credit risk, leveraging risk, counterparty risk, tax risk and management risk, as well as risks arising from changes in applicable requirements. They also involve the risk of mispricing, the risk of unfavorable or ambiguous documentation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. If the Fund invests in a derivative instrument, it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The Fund’s use of derivatives may increase or accelerate the amount of taxes payable by Common Shareholders.
OTC derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivatives might not be available for OTC derivatives transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction.
It may not be possible for the Fund to modify, terminate, or offset the Fund’s obligations or the Fund’s exposure to the risks associated with a derivative transaction prior to its scheduled termination or maturity date, which may create a possibility of increased volatility and/or decreased liquidity to the Fund. Hedges are sometimes subject to imperfect matching between the derivative and the underlying instrument, and there can be no assurance that the Fund’s hedging transactions will be effective.
Leverage Risk
The Fund’s use of leverage, if any, creates the opportunity for increased Common Share net income, but also creates special risks for Common Shareholders. To the extent used, there is no assurance that the Fund’s leveraging strategies will be successful. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. The Fund’s assets attributable to leverage, if any, will be invested in accordance with the Fund’s investment objectives and policies. Interest expense payable by the Fund with respect to derivatives and other forms of leverage, and dividends payable with respect to any Preferred Shares outstanding, if any, will generally be based on shorter-term interest rates that would be periodically reset. So long as the Fund’s portfolio investments provide a higher rate of return (net of applicable Fund expenses) than the interest expenses and other costs to the Fund of such leverage, the investment of the proceeds thereof will generate more income than will be needed to pay the costs of the leverage. If so, and all other things being equal, the excess may be used to pay higher dividends to Common Shareholders than if the Fund were not so leveraged. If, however, shorter-term interest rates rise relative to the rate of return on the Fund’s portfolio, the interest and other costs to the Fund of leverage could exceed the rate of return on the debt obligations and other investments held by the Fund, thereby reducing return to Common Shareholders. In addition, fees and expenses of any form of leverage used by the Fund will be borne entirely by the Common Shareholders (and not by preferred shareholders, if any) and will reduce the investment return of the Common Shares. Therefore, there can be no assurance that the Fund’s use of leverage will result in a higher yield on the Common Shares, and it may result in losses. In addition, any Preferred Shares issued by the Fund are expected to pay cumulative dividends, which may tend to increase leverage risk.

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Leverage creates several major types of risks for Common Shareholders, including:
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the likelihood of greater volatility of NAV of Common Shares, and of the investment return to Common Shareholders, than a comparable portfolio without leverage;
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the possibility either that Common Share dividends will fall if the interest and other costs of leverage rise, or that dividends paid on Common Shares will fluctuate because such costs vary over time; and
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the effects of leverage in a declining market or a rising interest rate environment, as leverage is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged and may result in a greater decline in the market value of the Common Shares.
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In addition, the counterparties to the Fund’s leveraging transactions and any preferred shareholders of the Fund will have priority of payment over the Fund’s Common Shareholders.
Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense and Fund expenses associated with the repurchase agreement, that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase such securities and that the securities may not be returned to the Fund. There is no assurance that reverse repurchase agreements can be successfully employed. Dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. Successful use of dollar rolls/buy backs may depend upon the Investment Manager’s ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls/buy backs can be successfully employed. In connection with reverse repurchase agreements and dollar rolls/buy backs, the Fund will also be subject to counterparty risk with respect to the purchaser of the securities. If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund’s right to purchase or repurchase securities may be restricted.
The Fund may engage in total return swaps, reverse repurchases, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions, credit default swaps, basis swaps and other swap agreements, purchases or sales of futures and forward contracts (including foreign currency exchange contracts), call and put options and/or other derivatives. The Fund’s use of such transactions gives rise to associated leverage risks described above, and may adversely affect the Fund’s income, distributions and total returns to Common Shareholders. To the extent that any offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it is leveraged through use of these derivative strategies.
Any total return swaps, reverse repurchases, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions, credit default swaps, basis swaps and other swap agreements, purchases or sales of futures and forward contracts (including foreign currency exchange contracts), call and put options or other derivatives by the Fund or counterparties to the Fund’s other leveraging transactions, if any, would have seniority over the Fund’s Common Shares.
In October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies. As the Fund comes into compliance with the final rule, its approach to asset segregation and coverage requirements and treatment of certain transactions described herein will be impacted. In connection with the final rule, the SEC and its staff will rescind and withdraw applicable guidance and relief regarding asset segregation and coverage transactions reflected in the Fund’s asset segregation and cover practices discussed herein. Subject to certain exceptions, and after an eighteen-month transition period ending August 19, 2022, the final rule requires the Fund to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to value-at-risk leverage limits and certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Fund to invest in derivatives, short sales, reverse repurchase agreements and similar financing transactions, limit the Fund’s ability to employ certain strategies that use these instruments and/or adversely affect the Fund’s performance, efficiency in implementing its strategy, liquidity and/or ability to pursue its investment objectives and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.
Additional Risks Relating to the Fund’s Preferred Shares.
To the extent the Fund issues Preferred Shares, it may be required to satisfy certain asset coverage requirements, including those imposed by regulatory and rating agency requirements. Accordingly, any decline in the net asset value of the Fund’s investments could result in the risk that the Fund will fail to meet its asset coverage requirements for any such Preferred Shares or the risk of the Preferred Shares being downgraded by a rating agency. In an extreme case, the Fund’s current investment income might not be sufficient to meet the dividend requirements on any Preferred Shares outstanding. In order to address these types of events, the Fund might need to dispose of investments in order to fund a redemption of some or all of Preferred Shares. Dispositions at times of adverse economic conditions may result in a loss to the Fund. At other times, these dispositions may result in gain at the Fund level and thus in additional taxable distributions to Common Shareholders. See “Certain U.S. Federal Income Tax Considerations” for more information. Any Preferred Shares would have seniority over the Fund’s Common Shares.
If and when the Fund issues Preferred Shares, the Fund will pay (and the Common Shareholders will bear) all costs and expenses relating to the issuance and ongoing maintenance of Preferred Shares. In addition, holders of any Preferred Shares issued by the Fund would have complete priority over Common Shareholders in the distribution of the Fund’s assets. Furthermore, Preferred Shareholders, voting separately as a single class, would have the right to elect two members of the Board at all times and to elect a majority of the trustees in the event two full years’ dividends on the Preferred Shares are unpaid, and also have

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separate class voting rights on certain matters. Accordingly, Preferred Shareholders may have interests that differ from those of Common Shareholders, and may at times have disproportionate influence over the Fund’s affairs.
Potential Conflicts of Interest Risk – Allocation of Investment Opportunities
The Investment Manager is involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. The Investment Manager may provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. Subject to the requirements of the 1940 Act, the Investment Manager intends to engage in such activities and may receive compensation from third parties for its services. The results of the Fund’s investment activities may differ from those of the Fund’s affiliates, or another account managed by the Fund’s affiliates, and it is possible that the Fund could sustain losses during periods in which one or more of the Fund’s affiliates and/or other accounts managed by the Investment Manager or its affiliates, including proprietary accounts, achieve profits on their trading.
Cybersecurity Risk
As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems (e.g., through “hacking” or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). In addition, cyber security breaches involving the Fund’s third party service providers (including but not limited to advisers, administrators, transfer agents, custodians, distributors and other third parties), trading counterparties or issuers in which the Fund invests can also subject the Fund to many of the same risks associated with direct cyber security breaches. Moreover, cyber security breaches involving trading counterparties or issuers in which the Fund invests could adversely impact such counterparties or issuers and cause the Fund’s investments to lose value.
Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in an attempt to prevent any cyber incidents in the future.
Like with operational risk in general, the Fund has established risk management systems and business continuity plans designed to reduce the risks associated with cyber security. However, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers in which the Fund may invest, trading counterparties, or third party service providers to the Fund. There is also a risk that cyber security breaches may not be detected. The Fund and its shareholders could be negatively impacted as a result.
Non-U.S. Investment Risks
PIMCO may invest in real estate located outside of the United States and real estate debt issued in, and/or backed by real estate in, countries outside the United States. Non-U.S. real estate and real estate-related investments involve certain factors not typically associated with investing in real estate and real estate-related investments in the U.S., including risks relating to (i) currency exchange matters, including fluctuations in the rate of exchange between the U.S. dollar and the various non-U.S. currencies in which such investments are denominated, and costs associated with conversion of investment principal and income from one currency into another; (ii) differences in conventions relating to documentation, settlement, corporate actions, stakeholder rights and other matters; (iii) differences between U.S. and non-U.S. real estate markets, including potential price volatility in and relative illiquidity of some non-U.S. markets; (iv) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and differences in government supervision and regulation; (v) certain economic, social and political risks, including potential exchange-control regulations, potential restrictions on non-U.S. investment and repatriation of capital, the risks associated with political, economic or social instability, including the risk of sovereign defaults, regulatory change, and the possibility of expropriation or confiscatory taxation or the imposition of withholding or other taxes on dividends, interest, capital gains, other income or gross sale or disposition proceeds, and adverse economic and political developments; (vi) the possible imposition of non-U.S. taxes on income and gains and gross sales or other proceeds recognized with respect to such investments; (vii) differing and potentially less well-developed or well-tested corporate laws regarding stakeholder rights, creditors’ rights (including the rights of secured parties), fiduciary duties and the protection of investors; (viii) different laws and regulations including differences in the legal and regulatory environment or enhanced legal and regulatory compliance; (ix) political hostility to investments by foreign investors; (x) less publicly available information; (xi) obtaining or enforcing a court judgement abroad; (xii) restrictions on foreign

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investment in other jurisdictions; and (xiii) difficulties in effecting repatriation of capital. Furthermore, while PIMCO may have the capacity, but not the obligation, to mitigate such additional risks, including through the utilization of certain foreign exchange hedging instruments, there is no guarantee that PIMCO will be successful in mitigating such risks and in turn may introduce additional risks and expenses linked to such efforts.
Property Manager Risk
The Investment Manager hires property managers to manage the Fund’s properties and leasing agents to lease vacancies in the Fund’s properties. These property managers may be the Fund’s affiliates or partners in joint ventures that the Fund enters into. The property managers have significant decision-making authority with respect to the management of the Fund’s properties. The Fund’s ability to direct and control how the Fund’s properties are managed on a day-to-day basis may be limited because PIMCO engages other parties to perform this function. Thus, the success of the Fund’s business may depend in large part on the ability of the Fund’s property managers to manage the day-to-day operations and the ability of the Fund’s leasing agents to lease vacancies in our properties. Any adversity experienced by, or problems in the Fund’s relationship with, the Fund’s property managers or leasing agents could adversely impact the operation and profitability of the Fund’s properties.
Risk Retention Investment Risk
The Fund may invest in risk retention tranches of CMBS or other eligible securitizations, if any, which are eligible residual interests held by the sponsors of such securitizations pursuant to the final rules implementing the credit risk retention requirements of the “U.S. Risk Retention Rules”. In the case of CMBS transactions, for example, the U.S. Risk Retention Rules permit all or a portion of the retained credit risk associated with certain securitizations (i.e., retained risk) to be held by a “third party purchaser,” such as the Fund, if, among other requirements, the third-party purchaser holds its retained interest, unhedged, for at least five years following the closing of the CMBS transaction, after which it is entitled to transfer its interest in the securitization to another person that meets the requirements for a third-party purchaser. Even after the required holding period has expired, due to the generally illiquid nature of such investments, no assurance can be given as to what, if any, exit strategies will ultimately be available for any given position.
In addition, there is limited guidance on the application of the final U.S. Risk Retention Rules to specific securitization structures. There can be no assurance that the applicable federal agencies charged with the implementation of the final U.S. Risk Retention Rules (the Federal Deposit Insurance Corporation, the Comptroller of the Currency, the Federal Reserve Board, the SEC, the Department of Housing and Urban Development, and the Federal Housing Finance Agency) could not take positions in the future that differ from the interpretation of such rules taken or embodied in such securitizations, or that the final U.S. Risk Retention Rules will not change.
Furthermore, in situations where the Fund invests in risk retention tranches of securitizations structured by third parties, the Fund may be required to execute one or more letters or other agreements, the exact form and nature of which will vary under which it will make certain undertakings designed to ensure such securitization complies with the final U.S. Risk Retention Rules. Such Risk Retention Agreements may include a variety of representations, warranties, covenants and other indemnities, each of which may run to various transaction parties. If the Fund breaches any undertakings in any Risk Retention Agreement, it will be exposed to claims by the other parties thereto, including for any losses incurred as a result of such breach, which could be significant and exceed the value of the Fund’s investments.
Risks Related to the Fund’s REIT Status
If the Fund does not qualify as a REIT, the Fund will be subject to tax as a regular corporation and could face a substantial tax liability.
The Fund expects to operate so as to qualify as a REIT under the Code. However, qualification as a REIT involves the application of highly technical and complex Code provisions for which only a limited number of judicial or administrative interpretations exist. Notwithstanding the availability of cure provisions in the Code, various compliance requirements could be failed and could jeopardize the Fund’s REIT status. Furthermore, new tax legislation, administrative guidance or court decisions, in each instance potentially with retroactive effect, could make it more difficult or impossible for the Fund to qualify as a REIT. If the Fund fails to qualify as a REIT in any tax year, then:
◾
the Fund would be taxed as a regular domestic corporation, which under current laws, among other things, means being unable to deduct distributions to Common Shareholders in computing taxable income and being subject to federal income tax on the Fund’s taxable income at regular corporate income tax rates;
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any resulting tax liability could be substantial and could have a material adverse effect on the Fund’s book value;
◾
unless the Fund were entitled to relief under applicable statutory provisions, the Fund would be required to pay taxes, and therefore, the Fund’s cash available for distribution to Common Shareholders would be reduced for each of the years during which the Fund did not qualify as a REIT and for which the Fund had taxable income; and
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the Fund generally would not be eligible to requalify as a REIT for the subsequent four full taxable years.
To maintain the Fund’s REIT status, the Fund may have to borrow funds on a short-term basis during unfavorable market conditions.
To qualify as a REIT, the Fund generally must distribute annually to the Fund’s Common Shareholders a minimum of 90% of the Fund’s net taxable income, determined without regard to the dividends-paid deduction and excluding net capital gains. The Fund will be subject to regular corporate income taxes on any undistributed REIT taxable income each year. Additionally, the Fund will be subject to a 4% nondeductible excise tax on any amount by which distributions paid by us in any calendar year are less than the sum of 85% of the Fund’s ordinary income, 95% of the Fund’s capital gain net income and 100%

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of the Fund’s undistributed income from previous years. Payments to the Fund’s Common Shareholders under the Fund’s share repurchase plan will not be taken into account for purposes of these distribution requirements. If the Fund does not have sufficient cash to make distributions necessary to preserve the Fund’s REIT status for any year or to avoid taxation, the Fund may be forced to borrow funds or sell assets even if the market conditions at that time are not favorable for these borrowings or sales. These options could increase the Fund’s costs or reduce the Fund’s equity.
Compliance with REIT requirements may cause us to forego otherwise attractive opportunities, which may hinder or delay the Fund’s ability to meet the Fund’s investment objectives and reduce your overall return.
To qualify as a REIT, the Fund is required at all times to satisfy tests relating to, among other things, the sources of the Fund’s income, the nature and diversification of the Fund’s assets, the ownership of the Fund’s stock and the amounts the Fund distributes to Fund’s Common Shareholders. Compliance with the REIT requirements may impair the Fund’s ability to operate solely on the basis of maximizing profits. For example, the Fund may be required to make distributions to Common Shareholders at disadvantageous times or when the Fund does not have funds readily available for distribution.
Compliance with REIT requirements may force the Fund to liquidate or restructure otherwise attractive investments.
To qualify as a REIT, at the end of each calendar quarter, at least 75% of the value of the Fund’s assets must consist of cash, cash items, government securities and qualified real estate assets. The remainder of the Fund’s investments in securities (other than qualified real estate assets and government securities) generally cannot include more than 10% of the voting securities (other than securities that qualify for the straight debt safe harbor) of any one issuer or more than 10% of the value of the outstanding securities of more than any one issuer unless PIMCO and such issuer jointly elect for such issuer to be treated as a “taxable REIT subsidiary” under the Code. Debt will generally meet the “straight debt” safe harbor if the debt is a written unconditional promise to pay on demand or on a specified date a certain sum of money, the debt is not convertible, directly or indirectly, into stock, and the interest rate and the interest payment dates of the debt are not contingent on the profits, the borrower’s discretion, or similar factors. Additionally, no more than 5% of the value of the Fund’s assets (other than government securities and qualified real estate assets) can consist of the securities of any one issuer, and no more than 20% of the value of the Fund’s assets may be represented by securities of one or more taxable REIT subsidiaries. If the Fund fails to comply with these requirements at the end of any calendar quarter, the Fund must dispose of a portion of the Fund’s assets within 30 days after the end of the calendar quarter or qualify for certain statutory relief provisions in order to avoid losing the Fund’s REIT qualification and suffering adverse tax consequences. In order to satisfy these requirements and maintain the Fund’s qualification as a REIT, the Fund may be forced to liquidate assets from the Fund’s portfolio or not make otherwise attractive investments. These actions could have the effect of reducing our income and amounts available for distribution to the Fund’s Common Shareholders.
The Fund’s Declaration of Trust does not permit any person or group to own more than 9.8% in value or number of shares, whichever is more restrictive, of the Fund’s outstanding Common Shares or of the Fund’s outstanding capital stock of all classes or series, and attempts to acquire the Fund’s Common Shares or the Fund’s capital stock of all other classes or series in excess of these 9.8% limits would not be effective without an exemption (prospectively or retroactively) from these limits by the Fund’s board of trustees.
For the Fund to qualify as a REIT under the Code, not more than 50% of the value of the Fund’s outstanding Common Shares may be owned, directly or indirectly, by five or fewer individuals (including certain entities treated as individuals for this purpose) during the last half of a taxable year. For the purpose of assisting the Fund’s qualification as a REIT for U.S. federal income tax purposes, among other purposes, the Fund’s Declaration of Trust prohibits beneficial or constructive ownership by any person or group of more than 9.8%, in value or number of shares, whichever is more restrictive, of the outstanding shares of the Fund’s outstanding Common Shares, or 9.8% in value or number of shares, whichever is more restrictive, of the Fund’s outstanding capital stock of all classes or series, which PIMCO refers to as the “Ownership Limit.” The constructive ownership rules under the Code and the Fund’s Declaration of Trust are complex and may cause shares of the outstanding Common Shares owned by a group of related persons to be deemed to be constructively owned by one person. As a result, the acquisition of less than 9.8% of the Fund’s outstanding Common Shares or the Fund’s capital stock by a person could cause another person to constructively own in excess of 9.8% of the Fund’s outstanding Common Shares or the Fund’s capital stock, respectively, and thus violate the Ownership Limit. There can be no assurance that the Fund’s board of trustees, as permitted in the Declaration of Trust, will not decrease this Ownership Limit in the future. Any attempt to own or transfer shares of the Fund’s Common Shares or capital stock in excess of the Ownership Limit without the consent of the Fund’s board of trustees will result in the transfer being void.
The Ownership Limit may have the effect of precluding a change in control of us by a third party, even if such change in control would be in the best interests of the Fund’s Common Shareholders or would result in receipt of a premium to the price of the Fund’s Common Shares (and even if such change in control would not reasonably jeopardize the Fund’s REIT status). The exemptions to the Ownership Limit granted to date may limit the Fund’s board of trustees’ power to increase the Ownership Limit or grant further exemptions in the future.
The Fund’s board of trustees is authorized to revoke the Fund’s REIT election without shareholder approval, which may cause adverse consequences to the Fund’s shareholders.
The Fund’s Declaration of Trust authorizes the Fund’s board of trustees to revoke or otherwise terminate our REIT election, without the approval of the Fund’s shareholders, if it determines that changes to U.S. federal income tax laws and regulations or other considerations mean it is no

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longer in the Fund’s best interests to qualify as a REIT. The Fund’s board of trustees has fiduciary duties to us and the Fund’s shareholders and could only cause such changes in the Fund’s tax treatment if it determines in good faith that such changes are in the Fund’s best interests and in the best interests of the Fund’s shareholders. In this event, the Fund would become subject to U.S. federal income tax on the Fund’s taxable income and the Fund would no longer be required to distribute most of the Fund’s net income to the Fund’s shareholders, which may cause a reduction in the total return to the Fund’s shareholders.
Tax Risks of Investing in the Fund
Non-U.S. holders may be subject to U.S. federal income tax upon their disposition of shares of the Fund’s Common Shares or upon their receipt of certain distributions from PIMCO.
In addition to any potential withholding tax on ordinary dividends, a non-U.S. holder (as such term is defined below under “Certain U.S. Federal Income Tax Considerations—Taxation of U.S. Holders of the Fund’s Common Shares”), other than a “qualified shareholder” or a “qualified foreign pension fund,” that disposes of a “U.S. real property interest” (“USRPI”) (which includes shares of stock of a U.S. corporation whose assets consist principally of USRPIs), is generally subject to U.S. federal income tax under the Foreign Investment in Real Property Tax Act of 1980, as amended (“FIRPTA”), on the amount received from such disposition. Such tax does not apply, however, to the disposition of stock in a REIT that is “domestically controlled.” Generally, a REIT is domestically controlled if less than 50% of its stock, by value, has been owned directly or indirectly by non-U.S. persons during a continuous five-year period ending on the date of disposition or, if shorter, during the entire period of the REIT’s existence. We cannot assure you that the Fund will qualify as a domestically controlled REIT. If the Fund were to fail to so qualify, amounts received by a non-U.S. holder on certain dispositions of the Fund’s Common Shares (including a redemption) would be subject to tax under FIRPTA, unless (i) the Fund’s Common Shares were regularly traded on an established securities market and (ii) the non-U.S. holder did not, at any time during a specified testing period, hold more than 10% of the Fund’s Common Shares. See “Certain U.S. Federal Income Tax Considerations—Taxation of Non-U.S. Holders of the Fund’s Common Shares—Sales of the Fund’s Common Shares.”
A non-U.S. holder other than a “qualified shareholder” or a “qualified foreign pension fund,” that receives a distribution from a REIT that is attributable to gains from the disposition of a USRPI as described above, including in connection with a repurchase of the Fund’s Common Shares, is generally subject to U.S. federal income tax under FIRPTA to the extent such distribution is attributable to gains from such disposition, regardless of whether the difference between the fair market value and the tax basis of the USRPI giving rise to such gains is attributable to periods prior to or during such non-U.S. holder’s ownership of the Fund’s Common Shares. In addition, a repurchase of the Fund’s Common Shares, to the extent not treated as a sale or exchange, may be subject to withholding as an ordinary dividend. See
“Certain U.S. Federal Income Tax Considerations—Taxation of Non-U.S. Holders of the Fund’s Common Shares—Distributions, and—Repurchases of the Fund’s Common Shares.”
PIMCO seeks to act in the best interests of the Fund as a whole and not in consideration of the particular tax consequences to any specific holder of the Fund’s stock. Potential non-U.S. holders should inform themselves as to the U.S. tax consequences, and the tax consequences within the countries of their citizenship, residence, domicile, and place of business, with respect to the purchase, ownership and disposition of shares of the Fund’s Common Shares.
Investments outside the United States may subject the Fund to additional taxes and could present additional complications to the Fund’s ability to satisfy the REIT qualification requirements.
Non-U.S. investments may subject the Fund to various non-U.S. tax liabilities, including withholding taxes. In addition, operating in functional currencies other than the U.S. dollar and in environments in which real estate transactions are typically structured differently than they are in the United States or are subject to different legal rules may present complications to the Fund’s ability to structure non-U.S. investments in a manner that enables the Fund to satisfy the REIT qualification requirements.
The Fund may incur tax liabilities that would reduce the Fund’s cash available for distribution to shareholders.
Even if the Fund qualifies and maintains the Fund’s status as a REIT, the Fund may become subject to U.S. federal income taxes and related state and local taxes. For example, net income from the sale of properties that are “dealer” properties sold by a REIT (a “prohibited transaction” under the Code) will be subject to a 100% tax. The Fund may not make sufficient distributions to avoid excise taxes applicable to REITs. Similarly, if the Fund were to fail an income test (and did not lose the Fund’s REIT status because such failure was due to reasonable cause and not willful neglect) the Fund would be subject to tax on the income that does not meet the income test requirements. To qualify as a REIT, the Fund generally must distribute annually to the Fund’s Common Shareholders a minimum of 90% of the Fund’s net taxable income, determined without regard to the dividends-paid deduction and excluding net capital gains. If the Fund does not have sufficient cash to make distributions necessary to preserve the Fund’s REIT status for any year or to avoid taxation, the Fund may be forced to borrow funds or sell assets even if the market conditions at that time are not favorable for these borrowings or sales. These options could increase the Fund’s costs or reduce the Fund’s equity. The Fund also may decide to retain net capital gain the Fund earns from the sale or other disposition of the Fund’s investments and pay income tax directly on such income. In that event, the Fund’s shareholders would be treated as if they earned that income and paid the tax on it directly. However, shareholders that are tax-exempt, such as charities or qualified pension plans, would have no benefit from their deemed payment of such tax liability unless they file U.S. federal income tax returns and thereon seek a refund of such tax. The Fund also may be subject to state and local taxes on the Fund’s income or property, including franchise, payroll, mortgage recording and transfer taxes, either directly or at the level of the other companies

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through which the Fund indirectly owns assets, such as the Fund’s taxable REIT subsidiaries, which are subject to full U.S. federal, state, local and foreign corporate-level income taxes. Any taxes the Fund pays directly or indirectly will reduce the Fund’s cash available for distribution to shareholders.
There may be current tax liability on distributions reinvested in the Fund’s Common Shares.
If a shareholder participates in the Fund’s distribution reinvestment plan, that shareholder will be deemed to have received, and for U.S. federal income tax purposes will be taxed on, the amount reinvested in shares of the Fund’s Common Shares to the extent the amount reinvested was not a tax-free return of capital. Therefore, unless the shareholder is a tax-exempt entity, the shareholder may be forced to use funds from other sources to pay any tax liability on the reinvested dividends.
Generally, ordinary dividends payable by REITs do not qualify for reduced U.S. federal income tax rates.
Currently, the maximum tax rate applicable to qualified dividend income payable to certain non-corporate U.S. Common Shareholders is 20%. Dividends payable by REITs, however, generally are not eligible for the reduced rate. Although this does not adversely affect the taxation of REITs or dividends payable by REITs, the more favorable rates applicable to regular corporate qualified dividends could cause certain non-corporate investors to perceive investments in REITs to be relatively less attractive than investments in the stocks of non-REIT corporations that pay dividends, which could adversely affect the value of the shares of REITs, including the Fund’s Common Shares. However, under current law, individual taxpayers may be entitled to claim (through 2025) a deduction in determining their taxable income of 20% of ordinary REIT dividends (dividends other than capital gain dividends and dividends attributable to certain qualified dividend income received by the Fund), which temporarily reduces the effective tax rate on such dividends. See “Certain U.S. Federal Income Tax Considerations—Taxation of U.S. Holders of the Fund’s Common Shares—Distributions Generally.” Shareholders are urged to consult with a tax advisor regarding the effective tax rate with respect to REIT dividends.
The Fund may be subject to adverse legislative or regulatory tax changes that could increase the Fund’s tax liability, reduce the Fund’s operating flexibility and reduce the price of the Fund’s Common Shares.
In recent years, numerous legislative, judicial and administrative changes have been made in the provisions of U.S. federal income tax laws applicable to investments similar to an investment in shares of the Fund’s Common Shares. Additional changes to the tax laws are likely to continue to occur, and PIMCO cannot assure shareholders that any such changes will not adversely affect the taxation of the Fund’s Common Shareholders. Any such changes could have an adverse effect on an investment in the Fund’s shares or on the market value or the resale potential of the Fund’s assets. Shareholders are urged to consult with a tax advisor with respect to the impact of recent legislation on your investment in our shares and the status of legislative, regulatory or administrative developments and proposals and their potential effect on an investment in the Fund’s shares. Although REITs generally receive certain tax advantages compared to entities taxed as regular corporations, it is possible that future legislation would result in a REIT having fewer tax advantages, and it could become more advantageous for a company that invests in real estate to elect to be treated for U.S. federal income tax purposes as a corporation. As a result, the Fund’s Declaration of Trust authorizes the Fund’s board of trustees to revoke or otherwise terminate the Fund’s REIT election, without the approval of the Fund’s Common Shareholders, if it determines that changes to U.S. federal income tax laws and regulations or other considerations mean it is no longer in the Fund’s best interests to qualify as a REIT. The impact of tax reform on an investment in the Fund’s shares is uncertain. Prospective investors should consult their own tax advisors regarding changes in tax laws.
The failure of a mezzanine loan to qualify as a real estate asset could adversely affect the Fund’s ability to qualify as a REIT.
PIMCO may acquire mezzanine loans, for which the United States Internal Revenue Service (the “IRS”) has provided a safe harbor but not rules of substantive law. Pursuant to the safe harbor, if a mezzanine loan meets certain requirements, it will be treated by the IRS as a real estate asset for purposes of the REIT asset tests, and interest derived from the mezzanine loan will be treated as qualifying mortgage interest for purposes of the REIT 75% income test. PIMCO may acquire mezzanine loans that do not meet all of the requirements of this safe harbor. In the event the Fund owns a mezzanine loan that does not meet the safe harbor, the IRS could challenge such loan’s treatment as a real estate asset for purposes of the REIT asset and income tests and, if such a challenge were sustained, the Fund could fail to qualify as a REIT.
If the Fund’s operating partnership failed to qualify as a partnership or is not otherwise disregarded for U.S. federal income tax purposes, the Fund would cease to qualify as a REIT.
If the IRS were to successfully challenge the status of the Fund’s operating partnership as a partnership or disregarded entity for U.S. federal income tax purposes, it would be taxable as a corporation. In the event that this occurs, it would reduce the amount of distributions that the Fund’s operating partnership could make to the Fund. This would also result in the Fund’s failing to qualify as a REIT and becoming subject to a corporate-level tax on the Fund’s income, which would substantially reduce the Fund’s cash available to pay distributions and the yield on your investment.

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Interval Funds

Management of the Fund
Trustees and Officers
The business of the Fund is managed under the direction of the Fund’s Board, including supervision of the duties performed by the Investment Manager. The Board is currently composed of 4 Trustees of the Fund (“Trustees”), 3 of whom are not “interested persons” of the Fund (as that term is defined by Section 2(a)(19) of the 1940 Act). The Trustees meet periodically throughout the year to discuss and consider matters concerning the Fund and to oversee the Fund’s activities, including its investment performance, compliance program and risks associated with its activities. The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the Statement of Additional Information.
Investment Manager and Administrator
PIMCO serves as the investment manager and the administrator for the Fund. Subject to the supervision of the Board, PIMCO is responsible for managing the investment activities of the Fund and the Fund’s business affairs and other administrative matters. PIMCO is located at 650 Newport Center Drive, Newport Beach, CA 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to registered investment companies. PIMCO is a majority-owned indirect subsidiary of Allianz SE, a publicly traded European insurance and financial services company. As of [ ], PIMCO had approximately $[ ] trillion in assets under management.
PIMCO may retain affiliated or unaffiliated service providers to provide various administrative and other services required by the Fund.
Investment Management Agreement
Pursuant to the Investment Management Agreement, the Fund has agreed to pay PIMCO an annual advisory fee, payable on a monthly basis, at the annual rate of [ ]% of the Fund’s average daily net assets. “Net assets” means the net assets of the Fund. All fees and expenses are accrued daily and deducted before payment of dividends to investors.
PIMCO, subject to the supervision of the Board of Trustees, is responsible for providing investment guidance and policy direction in connection with the management of the Fund, including oral and written research, analysis, advice, and statistical and economic data and information. Consistent with the investment objectives, policies and restrictions applicable to the Fund, PIMCO determines the securities and other assets to be purchased or sold by the Fund and determines what portion, consistent with any applicable investment restrictions, shall be invested in securities or other assets, and what portion, if any, should be held uninvested. Under the Investment Management Agreement, the Fund has the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to investment advisory clients of PIMCO. To the extent a Fund establishes a subsidiary, the subsidiary shall be a party to the Investment Management Agreement.
Under the terms of the Investment Management Agreement, PIMCO is obligated to manage the Fund in accordance with applicable laws and regulations. PIMCO’s investment advisory services to the Fund are not exclusive under the terms of the Investment Management Agreement. PIMCO is free to, and does, render investment advisory services to others.
Administration Agreement
Pursuant to the Administration Agreement, the Fund has agreed to pay PIMCO an annual supervisory and administrative fee, payable on a monthly basis, at the annual rate of [ ]% of the Fund’s average daily net assets. “Net assets” means the net assets of the Fund. All fees and expenses are accrued daily and deducted before payment of dividends to investors.
In addition, under the terms of the Administration Agreement, subject to the general supervision of the Board of Trustees, PIMCO provides or causes to be furnished certain supervisory and administrative and other services reasonably necessary for the operation of the Fund , including but not limited to the supervision and coordination of matters relating to the operation of the Fund, including any necessary coordination among the custodian, transfer agent, dividend disbursement agent, and recordkeeping agent (including pricing and valuation of the Fund), accountants, attorneys, auction agents and other parties performing services or operational functions for or on behalf of the Fund. PIMCO shall provide, or cause a third party that is either affiliated or unaffiliated with PIMCO or the Fund (in either case, a “third party”) to provide each Fund, at PIMCO’s expense, with adequate personnel, office space, communications facilities, and other facilities necessary for the effective supervision and administration of the Fund, as well as the services of a sufficient number of persons competent to perform such supervisory and administrative and clerical functions as are necessary for compliance with federal securities laws and other applicable laws PIMCO shall maintain or supervise the maintenance or preparation, the maintenance of the books and records of the Fund; the preparation of all routine federal, state, local and foreign tax returns and reports for the Fund; the preparation, filing and distribution of any periodic reports to financial intermediaries who hold Shares of each Fund in nominee name or shareholders and other regulatory filings; PIMCO or an appointed third party shall prepare and arrange for the filing of such registration statements and other documents with the SEC and other federal and state or other regulatory authorities, securities exchanges and self-regulatory organizations

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as may be required to register a new class of shares of the Fund and maintain the listing of the Shares of the Fund that are listed for trading on a securities exchange, if any; the taking of other such actions as may be required by applicable law (including establishment and maintenance of a compliance program for the Fund); and the provision of administrative services to shareholders as necessary, including: the maintenance of a shareholder call center; shareholder transaction processing; maintenance of privacy protection systems and procedures; the provision of certain statistical information and performance of the Fund; a web servicing platform and internet website; access by PIMCO representatives to databases to assist with shareholder inquiries and reports; oversight of anti-money laundering monitoring systems and procedures; repurchase fee application and monitoring systems (if applicable); anti-market timing monitoring systems and procedures; and processing of client registration applications.
Under the Administration Agreement, PIMCO will pay all expenses incurred by it in connection with its obligations under the Administration Agreement with respect to the Fund, with the exception of certain expenses that are assumed by the Fund, as described below. In addition, PIMCO is responsible for the following expenses: expenses of all audits by the Fund’s independent public accountants; expenses of the Fund’s transfer agent, registrar, dividend disbursing agent, and shareholder recordkeeping services; expenses and fees paid to agents and intermediaries for sub-transfer agency, sub-accounting and other shareholder services on behalf of shareholders of shares of the Fund (or Shares of a particular Share class) held through omnibus and networked, record shareholder accounts (together, “Sub-Transfer Agency Expenses”), except where Sub-Transfer Agency Expenses are paid pursuant to a Rule 12b-1 or similar plan adopted by the Board of Trustees of the Fund; expenses of the Fund’s custodial services, including any recordkeeping services provided by the custodian; expenses of obtaining quotations for calculating the value of the Fund’s net assets (but not including the cost of any third-party valuation agent engaged to assist in valuing non-pricing service Level 3 assets held by the Fund); expenses of obtaining portfolio activity reports for the Fund); expenses of maintaining the Fund’s tax records; costs and/or fees, including legal fees, incident to the preparation, printing and mailings of prospectuses, notices and reports of the Fund to its shareholders, the filing of reports with regulatory bodies, the maintenance of the Fund’s existence and qualification to do business, and the expenses of issuing, repurchasing (including expenses associated with the Fund’s repurchases pursuant to Rule 23c-3 under the 1940 Act), registering and qualifying for sale, Shares with federal and state securities authorities after the effectiveness of the Fund's initial registration statement on Form N-2 and the expense of qualifying and listing existing Common Shares with any securities exchange or other trading system; the Fund’s ordinary legal fees, including the legal fees that arise in the ordinary course of business for a Delaware statutory trust, registered as a closed-end management investment company the Fund’s pro rata portion of the fidelity bond required by Section 17(g) of the 1940 Act, or other insurance premiums (including costs relating to trustees’ and officers’ liability insurance and errors and omissions insurance) and, as applicable, that operates as an “interval fund” pursuant to Rule 23c-3 under the 1940 Act, or that is listed for trading with a securities exchange or other trading system; and costs of printing certificates representing Common Shares of the Fund, if any, and association membership dues.
The Fund (and not PIMCO) will be responsible for all fees and expenses that are not covered by the Investment Management Agreement or Administration Agreement nor specifically assumed by the Investment Manager. These include salaries and other compensation or expenses, including travel expenses, of any of the Fund’s executive officers and employees, if any, who are not officers, trustees, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates; taxes and governmental fees, if any, levied against the Fund; brokerage fees and commissions, and other portfolio transaction expenses incurred by or for the Fund (including, without limitation, fees and expenses of outside legal counsel or third-party consultants retained in connection with reviewing, negotiating and structuring specialized loans and other investments made by the Fund, and any costs associated with originating loans, asset securitizations, alternative lending-related strategies and so-called “broken-deal costs” (e.g., fees, costs, expenses and liabilities, including, for example, due diligence-related fees, costs, expenses and liabilities, with respect to unconsummated investments)); all expenses of supervising and administering the actual or potential operations of subsidiaries; expenses related to subscription services or IT services related to the ongoing management of the Fund’s investments; expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; costs, including interest expenses, of borrowing money or engaging in other types of leverage financing including, without limitation, through the use by the Fund of reverse repurchase agreements, dollar rolls/buy backs, bank borrowings, credit facilities; costs, including dividend and/or interest expenses and other costs (including, without limitation, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for Preferred Shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of Preferred Shares, commercial paper or other instruments (such as the use of reverse repurchase agreements, dollar rolls/buy backs, bank borrowings and credit facilities) for the purpose of incurring leverage; fees and expenses of any underlying funds or other pooled vehicles in which the Fund invests; expenses of any third party valuation agent engaged to assist in valuing non-pricing service level 3 assets held by the Fund; dividend and interest expenses on short positions taken by the Fund; extraordinary expenses, including extraordinary legal expenses, as may arise, including, without limitation, expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; fees and expenses, including legal, printing and mailing, solicitation and other fees and expenses associated with an incident to shareholder meetings and proxy solicitations; shareholder proposals or other matters; organizational and offering expenses of the Fund, including registration (including Shares registration fees), legal, marketing, printing, accounting and other expenses, associated with organizing the Fund in its state of jurisdiction and in connection with the initial registration of the Fund under the 1940 Act and the registration of its Common Shares under the 1933 Act (i.e., through the effectiveness of the Fund's initial registration statement on Form N-2) and fees and

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Interval Funds

expenses associated with seeking, applying for and obtaining formal exemptive, no-action and/or other relief from the SEC in connection with (i) the ability of the Fund to participate in certain co-investment transactions; and (ii) certain other types of exemptive relief that the Fund may pursue from the SEC in the future except as otherwise provided as an expense of PIMCO, any expenses allocated or allocable to a specific class of shares, including Sub-Transfer Agency Expenses and distribution and/or service fees paid pursuant to a Rule 12b-1 or similar plan adopted by the Board of Trustees of the Fund for a particular share class; and all expenses of the Fund that are capitalized in accordance with generally accepted accounting principles.
The Fund (and/or one more of its SPVs) will engage or otherwise transact with one or more Service Providers (as defined below) in connection with its ongoing operations, including in respect of portfolio investments. “Service Providers” include consultants, advisors, transaction finders or sourcers, operating partners, loan and other servicers, loan and other originators, collateral managers, program managers, property and other asset managers, leasing agents, asset monitors and administrators (including copyright administrators), developers, project managers, investment bankers, brokers, accountants, valuation agents, waterfall agents, calculation agents, paying agents, billing and collection agents, trustees, master servicers, software providers, tax preparers and consultants, analytic service providers, technology professionals, pricing/modeling service providers, insurance providers, legal counsel, appraisers, industry or sector experts, joint venture partners and development partners, regulatory and compliance service providers, contract employees, outside legal counsel and/or temporary employees (as well as secondees of any of the foregoing), and other persons providing similar types of services, whether working onsite at PIMCO offices or offsite. Service Providers will provide services in respect of the Fund, its portfolio investments and/or the other entities in which the Fund invests.
Affiliated Service Providers; Dual Service Providers. Certain Service Providers are expected to be owned by or otherwise related to the Fund or another PIMCO client (e.g., originators and servicers), and in certain cases, Service Providers are expected to be, or be owned by, employed by, or otherwise related to, the Investment Manager, its affiliates and/or its respective employees, consultants and other personnel (See “— Services Company” below). In certain cases, Service Providers or personnel thereof will not be employees of PIMCO or its affiliates notwithstanding the fact that they will have attributes of “employees” of the Investment Manager or its affiliates (e.g., they will have dedicated offices at the Investment Manager or an affiliate thereof, use email addresses, telephone numbers and other contact information that are similar to those used by personnel of the Investment Manager or its affiliates, participate in general meetings and events for personnel of the Investment Manager or its affiliates, work on matters for the Investment Manager or its affiliates as their primary or sole business activity and/or be compensated on a weekly or monthly basis rather than on a project basis), and in other cases, such Service Providers will be an employee of the Investment Manager or its affiliates with respect to certain activities, even though they are not considered Investment Manager employees, affiliates or personnel for purposes of certain provisions of this prospectus and the Investment Management Agreement, including the portions thereof relating to Investment Manager expenses and Transaction Fees (“Dual Service Providers”).
Dual Service Providers will have a variety of roles and titles with respect to their employment with the Investment Manager or its affiliates, and will include legal, paralegal, finance, tax, accounting, technology, compliance, operational and asset management professionals and employees, among others. Portfolio managers, analysts and other investment professionals of the Investment Manager or its affiliates will also serve as Dual Service Providers.
Services Company. The Investment Manager has formed PIMCO Services LLC, a subsidiary of the Investment Manager (the “Services Company”), to serve as a Service Provider. Currently, all personnel of the Services Company are employees of the Investment Manager or an indirect subsidiary thereof and these individuals will be providing services on behalf of both the entity that employs them and the Services Company. In the future, some individuals may be employed by and provide services exclusively on behalf of the Services Company, while others will continue to be dual personnel of the Services Company and the Investment Manager or an affiliate thereof. The Fund may in the future use other affiliated Service Providers. For example, the Fund expects that it will retain one or more Allianz Real Estate entities to provide asset management-related and other services.
The Services Company and/or other affiliated Service Providers may provide services in addition to those listed in this Prospectus, and if the costs of those services could be Fund expenses if provided by a third-party service provider then they will be Fund expenses when provided by the Services Company and/or any other affiliated Service Provider. Fees paid to the Services Company (and other affiliated Service Providers (including Dual Service Providers)) will not offset or otherwise reduce the fees payable to the Investment Manager. Although the Investment Manager has adopted various policies and procedures intended to mitigate or otherwise manage conflicts of interest, there can be no guarantee that such policies and procedures (which may be modified or terminated at any time in the Investment Manager’s sole discretion) will be successful.
Any fees, costs, expenses and liabilities incurred through the use or engagement of Service Providers (including affiliated Service Providers (including Dual Service Providers)) will be borne (directly or indirectly) by the Fund and will not offset fees payable to the Investment Manager, even though such amounts may be substantial. Compensation arrangements with Service Providers may be structured in various ways, including project-based fees, time-based (e.g., hourly, weekly or monthly) fees, asset-based fees, flat fees, fees calculated on a basis-point or percentage basis, origination fees, servicing fees, management promote, incentive fees and/or a profits or equity interest in a portfolio investment. Service Providers will not be required to provide services “at cost” and therefore may earn a profit from providing services to the Fund. Any profit earned by affiliated Service Providers

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(and, if applicable, indirectly, the Investment Manager, Allianz SE, their affiliates and/or their respective employees, consultants and other personnel) for services provided in respect of the Fund is not expected to be shared with the Fund and will not offset fees payable to the Investment Manager under the Investment Management Agreement or Administration Agreement.
PIMCO may earn a profit on the administration fee paid by the Fund. Also, under the terms of the Administration Agreement, PIMCO, and not common shareholders, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets.
The Investment Management Agreement was initially approved by the Trustees of the Fund (including all of the Trustees who are not “interested persons” of the Fund) on [ ] at a meeting held for such purpose. A discussion regarding the basis for the Board of Trustees’ initial approval of the Fund’s Investment Management Agreement will be available in the Fund’s first report to shareholders, for the period ending [ ]. The Investment Management Agreement will remain in full force and effect, unless sooner terminated by the Fund, for an initial two year period, and shall continue thereafter on an annual basis provided that such continuance is specifically approved at least annually (i) by the vote of a majority of the outstanding voting securities of the Fund or by the Fund’s Board of Trustees; and (ii) by the vote, cast in person at a meeting called for such purpose, of a majority of the Fund’s Independent Trustees. It can also be terminated with respect to the Fund at any time, without payment of any penalty by a vote of a majority of the outstanding voting securities of the Fund or by a vote of a majority of the Fund’s entire Board of Trustees on 60 days’ written notice to PIMCO, or by PIMCO on 60 days’ written notice to the Fund. Additionally, the Investment Management Agreement will terminate automatically in the event of its assignment. The Investment Management Agreement may not be materially amended with respect to the Fund without a vote of a majority of the outstanding voting securities of the Fund.
The Investment Management Agreement provides that neither PIMCO nor its members, officers, trustees or employees shall be subject to any liability for, or any damages, expenses or losses incurred in connection with, any act or omission or mistake in judgment connected with or arising out of any services rendered under the Investment Management Agreement, except by reason of willful misfeasance, bad faith or gross negligence in performance of PIMCO’s duties, or by reason of reckless disregard of PIMCO’s obligations and duties under the Investment Management Agreement.
Because the Fund is newly organized, no fees were paid to the Investment Manager pursuant to the Investment Management Agreement in any prior fiscal year.
Expense Limitation Agreement.
PIMCO has contractually agreed, for one year from the initial effective date of this Registration Statement, to waive its supervisory and administrative fee, or reimburse the Fund, to the extent that organizational expenses, expenses associated with obtaining or maintaining a Legal Entity Identifier and pro rata Trustees’ fees exceed 0.07% of the Fund’s average daily net assets (the “Expense Limit”). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Fund at least 30 days prior to the end of the then-current term.
Under the Expense Limitation Agreement, in any month in which the Administration Agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee reduced as set forth above (the “Reimbursement Amount”) during the previous thirty-six months, provided that such amount paid to PIMCO will not (1) together with any recoupment of organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata trustee fees or management fees exceed 0.07% of average net assets; (2) exceed the total Reimbursement Amount; or (3) include any amounts previously reimbursed to PIMCO.
Portfolio Managers
Name	Since	Recent Professional Experience
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]
The day-to-day portfolio management of the Fund's portfolio is jointly and primarily managed by an investment committee of: [PMs on Investment Committee.]
Control Persons
A control person is a person who owns, either directly or indirectly, beneficially more than 25% of the voting securities of a company.

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Interval Funds

Plan of Distribution
PIMCO Investments LLC (the “Distributor”), an affiliate of PIMCO, serves as the principal underwriter and distributor of the Fund’s Common Shares pursuant to a distribution contract (the “Distribution Contract”) with the Fund. The Distributor, located at 1633 Broadway, New York, New York 10019, is a broker-dealer registered with the SEC and is a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor is a wholly-owned subsidiary of PIMCO and an indirect subsidiary of Allianz Asset Management.
The Distributor does not participate in the distribution of non-PIMCO managed registered fund products.
The Distributor acts as the distributor of Common Shares for the Fund on a best efforts basis, subject to various conditions, pursuant to the terms of the Distribution Contract. The Distributor is not obligated to sell any specific amount of Common Shares of the Fund.
Common Shares of the Fund are continuously offered through the Distributor and/or certain financial intermediaries that have agreements with the Distributor. As discussed below, the Fund may authorize one or more intermediaries (e.g., broker-dealers and other financial firms) to receive orders on its behalf. The Common Shares will be offered at NAV per share (plus any applicable sales load) calculated each regular business day. Please see “Net Asset Value” below.
The Fund and the Distributor will have the sole right to accept orders to purchase Common Shares and reserve the right to reject any order in whole or in part.
No market currently exists for the Fund’s Common Shares. The Fund’s Common Shares are not be listed for trading on any securities exchange. There is currently no secondary market for the Fund’s Common Shares and the Fund does not anticipate that a secondary market will develop for its Common Shares. Investors should consider Common Shares of the Fund to be an illiquid investment. Neither the Investment Manager nor the Distributor intends to make a market in the Fund’s Common Shares.
The Fund has agreed to indemnify the Distributor and certain of the Distributor’s affiliates against certain liabilities, including certain liabilities arising under the 1933 Act. To the extent consistent with applicable law, the Distributor has agreed to indemnify the Fund and each Trustee against certain liabilities under the 1933 Act and in connection with the services rendered to the Fund.
Share Classes
This prospectus offers one class of Common Shares: Institutional Class.
◾
Institutional Class Common Shares are offered for investment to investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and individuals that can meet the minimum investment amount. Institutional Class Common Shares may also be offered through certain financial firms that charge their customers transaction or other fees with respect to their customers’ investments in the Fund.
Individual shareholders who hold Common Shares through financial intermediaries, pensions or profit sharing plans may not be eligible to hold Common Shares of the Fund outside of their respective financial intermediary platform or plan.
Servicing Arrangements
The Fund’s Common Shares may be available through certain broker-dealers, banks, trust companies, insurance companies and other financial firms that have entered into selling and/or shareholder servicing arrangements with respect to the Fund. A financial firm is one that, in exchange for compensation, sells, among other products, registered investment company shares (including the shares offered in this prospectus) or provides services for registered investment company shareholders.
These financial firms provide varying investment products, programs, platforms and accounts, through which investors may purchase Common Shares of the Fund. Selling and/or shareholder servicing arrangements typically include processing orders for shares, generating account and confirmation statements, sub-accounting, account maintenance, tax reporting, collecting and posting distributions to investor accounts and disbursing cash dividends as well as other investment or administrative services required for the particular firm’s products, programs, platform and accounts.
PIMCO and/or its affiliates may make payments to financial firms for the shareholder services provided. These payments are made out of PIMCO’s or its affiliates’ resources, including the advisory fees paid to PIMCO under the Fund’s Investment Management Agreement. The actual services provided by these firms, and the payments made for such services, vary from firm to firm and, in some instances, vary with respect to a single firm according to investment channel. The payments are based on a fixed dollar amount for each account and position maintained by the financial firm and/or a percentage of the value of shares held by investors through the firm. Please see the Statement of Additional Information for more information.
These payments may be material to financial firms relative to other compensation paid by the Fund, PIMCO and/or its affiliates (as applicable) and may be in addition to other fees and payments, such as distribution and/or service fees, revenue sharing or “shelf space” fees and event support, other non-cash compensation and charitable contributions paid to or at the request of such firms (described below). Also, the payments may differ depending on the share class or investment channel and may vary from amounts paid to the Fund’s transfer agent for providing similar services to other accounts. PIMCO and/or its affiliates do not control these financial firms’ provision of the services for which they are receiving payments.
These financial firms may impose additional or different conditions than the Fund on purchases of Common Shares. They may also independently establish and charge their customers or program participants transaction fees, account fees and other amounts in connection with purchases of Common Shares in addition to any fees imposed by the Fund. These additional fees may vary and over time could increase the cost of an investment in the Fund and lower investment returns. Each financial firm

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is responsible for transmitting to its customers and program participants a schedule of any such fees and information regarding any additional or different conditions regarding purchases. Shareholders who are customers of these financial firms or participants in programs serviced by them should contact the financial firm for information regarding these fees and conditions.
Other Payments to Financial Firms
Some or all of the sales charges, distribution fees and servicing fees described above are paid or “reallowed” to the financial firm, including their financial advisors through which you purchase your shares.
Revenue Sharing/Marketing Support. The Distributor or PIMCO (for purposes of this subsection only, collectively, “PIMCO”) may from time to time make payments and provides other incentives to financial firms as compensation for services such as providing the Fund with “shelf space,” or a higher profile for the financial firms’ financial professionals and their customers, placing the Fund on financial firms’ preferred or recommended fund list, granting PIMCO access to the financial firms’ financial advisors and furnishing marketing support and other specified services. These payments may be significant to the financial firms.
A number of factors are considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of the Fund and/or other funds sponsored by PIMCO together or a particular class of shares, during a specified period of time. PIMCO also makes payments to one or more financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Fund and the quality of the financial firm’s relationship with PIMCO and/or its affiliates.
To the extent the additional payments described above are made, such additional payments would be made from PIMCO’s (or its affiliates) own assets (and sometimes, therefore referred to as “revenue sharing”) pursuant to agreements with financial firms and do not change the price paid by investors for the purchase of the Fund’s shares or the amount the Fund will receive as proceeds from such sales. These payments may be made to financial firms (as selected by PIMCO) that have sold significant amounts of shares of the Fund or other funds sponsored by PIMCO. In certain cases, the payments described in the preceding sentence may be subject to minimum payment levels or vary based on the management fee or total expense ratio of the Fund. In lieu of payments pursuant to the foregoing terms, PIMCO, in certain instances, may make flat fee payments of an agreed upon amount.
Ticket Charges. In addition to revenue sharing payments, PIMCO may make payments to financial firms in connection with certain transaction fees (also referred to as “ticket charges”) incurred by the financial firms.
Event Support; Other Non-Cash Compensation; Charitable Contributions. In addition to the payments described above, PIMCO may make payments and/or reimburses, at its own expense, financial firms for sponsorship and/or attendance at their conferences, seminars or informational meetings (“event support”), provide financial firms or their personnel with occasional tickets to events or other entertainment, meals, and small gifts or pay or provide reimbursement for reasonable travel and lodging expenses for attendees of PIMCO educational events (“other non-cash compensation”) and make charitable contributions to valid charitable organizations at the request of financial firms (“charitable contributions”) to the extent permitted by applicable law, rules and regulations.
Visits; Training; Education. In addition to the payments described above, wholesale representatives and employees of PIMCO or its affiliates visit financial firms on a regular basis to educate financial advisors and other personnel about the Fund and to encourage the sale or recommendation of Fund shares to their clients. PIMCO may also provide (or compensate consultants or other third parties to provide) other relevant training and education to a financial firm’s financial professionals and other personnel.
Platform Support; Diligence; Leads; Consultant Services. PIMCO also may make payments or reimbursements to financial firms or their affiliated companies, which may be used for their platform development, maintenance, improvement and/or the availability of services including, but not limited to, platform education and communications, relationship management support, development to support new or changing products, trading or order taking platforms and related infrastructure/technology and/or legal, risk management and regulatory compliance infrastructure in support of investment-related products, programs and services (collectively, “platform support”). Such payments typically relate to assets under management. PIMCO may also make payments to third party law firms or other service providers that provide certain due diligence services to financial firms with respect to the Fund and/or PIMCO in connection with such financial firm determining whether to include the Fund on its platform. Subject to applicable law, PIMCO and its affiliates may also provide investment advisory services to financial firms and their affiliates and may execute brokerage transactions on behalf of the Fund with such financial firms’ affiliates. These financial firms or their affiliates may, in the ordinary course of their financial firm business, recommend that their clients utilize PIMCO’s investment advisory services or invest in the Fund or in other products sponsored or distributed by PIMCO or its affiliates. In addition, PIMCO may pay investment consultants or their affiliated companies for certain services including, but not limited to, human resources, technology, operations, tax, or audit consulting services and may pay such firms for PIMCO’s attendance at investment forums sponsored by such firms (collectively, “consultant services”). These consultants or their affiliates may, in the ordinary course of their financial firm business, recommend that their clients utilize PIMCO’s investment advisory services or invest in the Fund or in other products sponsored or distributed by PIMCO or its affiliates.
Data. PIMCO also makes payments or reimbursements to financial firms or their affiliated companies for various studies, surveys, industry data, research and information about, and contact information for, particular

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financial advisors who have sold, or may in the future sell, shares of the Fund or other PIMCO-advised funds (i.e., “data”). Such payments typically relate to assets under management.
Payments. Payments for items including event support, platform support, data and consultant services (but not including certain account services) as well as revenue sharing, are, in certain circumstances, bundled and allocated among these categories in PIMCO’s discretion. The financial firms receiving such bundled payments may characterize or allocate the payments differently from PIMCO’s internal allocation.
In addition, payments made by PIMCO to a financial firm and allocated by PIMCO to a particular category of services can in some cases result in benefits related to, or enhance the eligibility of PIMCO or the Fund to receive, services provided by the financial firm that may be characterized or allocated to one or more other categories of services.
If investment advisers, distributors or affiliated persons of registered investment companies make payments and provide other incentives in differing amounts, financial firms and their financial professionals may have financial incentives for recommending a particular fund over other funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial professionals also may have a financial incentive for recommending a particular share class over other share classes. A shareholder who holds Fund Common Shares through a financial firm should consult with the shareholder’s financial advisor and review carefully any disclosure by the financial firm as to its compensation received by the financial professional.
Although the Fund may use financial firms that sell Fund Common Shares to effect transactions for the Fund’s portfolio, the Fund and PIMCO will not consider the sale of Fund Common Shares as a factor when choosing financial firms to effect those transactions.
For further details about payments made by PIMCO to financial firms, please see the Statement of Additional Information.
Purchasing Shares
The following section provides basic information about how to purchase Common Shares of the Fund.
The Fund typically will not offer or sell its shares to non-U.S. residents. For purposes of this policy, a U.S. resident is defined as an account with (i) a U.S. address of record and (ii) all account owners residing in the U.S. at the time of sale.
If you are eligible to buy Institutional Class Common Shares, you should buy Institutional Class Common Shares.
Individual shareholders who purchase Common Shares through financial intermediaries, pensions or profit sharing plans may not be eligible to hold Common Shares outside of their respective plan or financial intermediary platform
Institutional Class Common Shares
Eligible investors may purchase Institutional Class Common Shares in the following ways:
◾
Through your broker-dealer or other financial firm.
Institutional Class Common Shares may be offered through certain financial firms that charge their customers transaction or other fees with respect to their customers’ investments in the Fund. Your broker-dealer or other financial firm may establish different minimum investment requirements than the Fund and may also independently charge you transaction or other fees and additional amounts (which may vary) in return for its services, which will reduce your return. Shares you purchase through your broker-dealer or other financial firm will normally be held in your account with that firm. If you purchase shares through a broker-dealer or other financial firm, instructions for buying, selling, exchanging or transferring Institutional Class Common Shares must be submitted by your financial firm or broker-dealer on your behalf.
◾
Through the Distributor.
You should discuss your investment with your financial professional before you make a purchase to be sure the Fund is appropriate for you. Investors who meet the minimum investment amount and wish to invest directly in Institutional Class Common Shares may obtain an Account Application online at pimco.com or by calling [ ]. If you do not list a financial professional and his/her brokerage firm on the Account Application, the Distributor is designated as the broker of record, but solely for purposes of acting as your agent to purchase shares.
The completed Account Application may be submitted using the following methods:
Facsimile: [ ]

Overnight Mail: [ ]

Regular Mail:
PIMCO Interval Funds [ ]
E-mail: [ ]

For inquiries, please call [ ].
Payment for the purchase of Common Shares may be made by check payable to the PIMCO Interval Funds and sent to the Regular Mail address above; or by wiring federal funds to:
[ ]
Before wiring federal funds, the investor must provide order instructions to the transfer agent by facsimile at [ ] or by e-mail at [ ]. In order to receive the current day’s NAV, order instructions must be received in good order prior to the close of regular trading on the New York Stock Exchange (“NYSE”) (ordinarily 4:00 p.m., Eastern time) (“NYSE Close”). Instructions must include the name and signature of an appropriate person designated on the Account Application (“Authorized Person”), account name, account number, name of the Fund and dollar amount. Payments received without order instructions could result in a processing delay or a return of wire. Failure to send the accompanying payment on the same day may result in the cancellation of the order.

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An investor may place a purchase order for Common Shares without first wiring federal funds if the purchase amount is to be derived from an advisory account managed by PIMCO or one of its affiliates, or from an account with a broker-dealer or other financial firm that has established a processing relationship with the Fund on behalf of its customers.
Investment Minimums
◾
Institutional Class Common Shares.  The following investment minimums apply for purchases of Institutional Class Common Shares:
Initial Investment	Subsequent Investments
$[ ] per account	$[ ]
The initial investment minimums may be modified for certain financial firms that submit orders on behalf of their customers. The Fund or the Distributor may lower or waive the minimum initial investment for certain classes of shares or categories of investors at their discretion. The minimum initial investment may also be modified for the Trustees and certain employees and their extended family members of PIMCO and its affiliates. For these purposes, “extended family members” shall include such person’s spouse or domestic partner, as recognized by applicable state law, children, siblings, current brother/sister-in-laws, parents, and current father/mother-in-laws. Please see the Statement of Additional Information for details.
◾
Additional Investments.  An investor may purchase additional Institutional Class Common Shares of the Fund at any time by sending a facsimile or e-mail as outlined above. If you invest in Common Shares through a broker-dealer, contact your financial firm for information on purchasing additional Common Shares.
◾
Other Purchase Information.  Purchases of the Fund’s Common Shares will be made in full and fractional shares.
The Fund and the Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Fund or to reject any purchase order for any reason.
In the interest of economy and convenience, certificates for shares will not be issued.
Exchanging Shares
Exchanges Across Eligible Funds: Subject to the terms and conditions below, shares of one class of common shares of other Eligible Funds may be exchanged, at the shareholder’s option, for shares of the same class or another class of Common Shares of the Fund. Shareholders may also move their investment in Common Shares of the Fund into shares of the same class or another class of common shares of other Eligible Funds in conjunction with repurchases made by the Fund. In this case, rather than tendering shares for cash, the shareholder would elect to have the dollar value of those Common Shares accepted for purchases of shares of the other Eligible Funds. Such exchanges for shares of other Eligible Funds must occur in conjunction with repurchases made by the Fund and will be subject to those repurchase offer risks, such as the risk that shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer, that are described elsewhere in this Prospectus.
The total value of shares being exchanged into the Fund must at least equal the minimum investment requirement applicable to the relevant class of Common Shares of the Fund, and the total value of shares being exchanged out of the Fund into other Eligible Funds must meet the minimum investment requirements of those Eligible Funds, as applicable. Other than exchanges at the direction of a financial intermediary (as described below), shares of the Fund or other Eligible Funds related to such exchanges will be subject to any sales charges, EWCs and/or waivers applicable to such classes of shares.
Financial Intermediary-Directed Exchanges: Financial intermediaries may, in connection with a change in a client’s account type, at the direction of a client, or otherwise in accordance with a financial intermediary’s policies and procedures, direct the Fund on behalf of the intermediary’s clients to exchange shares of one class of Common Shares of the Fund for shares of another class of Common Shares of the Fund, or exchange Common Shares of the Fund for the same class or another class of common shares of another Eligible Fund. Any such exchange will not be subject to a sales charge. The Fund will only complete such an exchange at the direction of a financial intermediary and without making inquiry as to whether the exchange is consistent with the particular intermediary’s policies and procedures or the client’s account type and/or suitability criteria. An investor should contact his or her financial intermediary to learn more about the details of this exchange feature and whether and under what circumstances it may apply in accordance with the investor’s arrangements with the particular intermediary.
Shares Purchased or Held Through Financial Intermediaries
The availability of sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. There are currently no sales charge waivers, discounts and/or breakpoints available through any specific financial intermediary required to be disclosed by the Fund. Any such sales charge waivers, discounts and/or breakpoints will be set forth in an appendix to the Prospectus.
While neither the Fund nor the Distributor impose an initial sales charge on Institutional Class Common Shares, if you buy Institutional Class Common Shares through certain financial firms they may directly charge you transaction or other fees in such amount as they may determine. Please consult your financial firm for additional information.
Signature Validation
When a signature validation is called for, a Medallion signature guarantee or Signature validation program (“SVP”) stamp may be required. A Medallion signature guarantee is intended to provide signature validation for transactions considered financial in nature, and an SVP stamp is intended to provide signature validation for transactions non-financial in nature. In certain situations, a notarized signature may be used instead of a Medallion signature guarantee or an SVP stamp. A

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Medallion signature guarantee or SVP stamp may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a Medallion program or Signature validation program recognized by the Securities Transfer Association. When a Medallion signature guarantee or SVP stamp is required, signature validations from financial institutions which are not participating in one of these programs will not be accepted. Please note that financial institutions participating in a recognized Medallion program may still be ineligible to provide a signature validation for transactions of greater than a specified dollar amount. The Fund may change the signature validation requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemented prospectus. Shareholders should contact the Fund for additional details regarding the Fund’s signature validation requirements.
In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Account Application to effect transactions for the organization.
Request for Multiple Copies of Shareholder Documents
To reduce expenses, it is intended that only one copy of the prospectus and each annual and semi-annual report, when available, will be mailed to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents and your shares are held directly with the Fund, call the Fund at [ ]. You will receive the additional copy within 30 days after receipt of your request by the Fund. Alternatively, if your shares are held through a financial institution, please contact the financial institution directly.
Acceptance and Timing of Purchase Orders
Under normal circumstances, a purchase order received by the Fund or its designee prior to the NYSE Close, on a day the Fund is open for business, together with payment made in one of the ways described above will be effected at that day’s NAV plus any applicable sales charge. An order received after the NYSE Close will be effected at the NAV determined on the next business day. However, orders received by certain retirement plans and other financial firms on a business day prior to the NYSE Close and communicated to the Fund or its designee prior to such time as agreed upon by the Fund and financial firm will be effected at the NAV determined on the business day the order was received by the financial firm. The Fund is “open for business” on each day the NYSE is open for trading, which excludes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. On any day that regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to: (i) advance the time as of which the NAV is calculated and, therefore, the time by which purchase orders must be received to receive that day’s NAV or (ii) accept purchase orders until, and calculate its NAV as of, the normally scheduled NYSE Close. On any day that the NYSE is closed when it would normally be open for business, the Fund may accept purchase orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE or such other time that the Fund may determine.
The Fund reserves the right to close if the primary trading markets of the Fund’s portfolio instruments are closed and the Fund’s management believes that there is not an adequate market to meet purchase requests. On any business day when the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the securities markets close trading early, the Fund may close trading early. Purchase orders will be accepted only on days which the Fund is open for business.
The Fund and the Distributor each reserves the right, in its sole discretion, to accept or reject any order for purchase of Fund Common Shares. The sale of Common Shares may be suspended during any period in which the NYSE is closed other than weekends or holidays, or if permitted by the rules of the SEC, when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors.
Verification of Identity
To help the federal government combat the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:
1.
Name;
2.
Date of birth (for individuals);
3.
Residential or business street address; and
4.
Social security number, taxpayer identification number, or other identifying number.
Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.
Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual’s identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.
After an account is opened, the Fund may restrict your ability to purchase additional Common Shares until your identity is verified. The Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

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Periodic Repurchase Offers
The Fund is a closed-end interval fund and, to provide liquidity and the ability to receive NAV on a disposition of at least a portion of your Common Shares, makes periodic offers to repurchase Common Shares. No shareholder will have the right to require the Fund to repurchase its Common Shares, except as permitted by the Fund's interval structure. No public market for the Common Shares exists, and none is expected to develop in the future. Consequently, shareholders generally will not be able to liquidate their investment other than as a result of repurchases of their Common Shares by the Fund, and then only on a limited basis.
The Fund has adopted, pursuant to Rule 23c-3 under the Act, a fundamental policy, which cannot be changed without shareholder approval, requiring the Fund to offer to repurchase at least 5% and up to 25%, or such other amounts as may be permitted under applicable rules and regulations or no-action, exemptive or other relief, of its Common Shares at NAV on a regular schedule. Although the policy permits repurchases of between 5% and 25% of the Fund’s outstanding Common Shares, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Common Shares at NAV subject to approval of the Board. The schedule requires the Fund to make repurchase offers every three months. The Fund expects that its first repurchase offer will be made within two quarters of initial effectiveness of this registration statement.
Repurchase Dates
The Fund will make quarterly repurchase offers. Subject to Board approval, Repurchase Request Deadlines are expected to occur each February, May, August and November, and Repurchase Offer Notices are expected to be sent to shareholders each January, April, July and October preceding each such Repurchase Request Deadline. As discussed below, the date on which the repurchase price for Common Shares is determined will occur no later than the 14th day after the Repurchase Request Deadline (or the next business day, if the 14th day is not a business day). In connection with its initial repurchase offer, a repurchase schedule setting forth each of the dates for the Fund’s then current calendar year will be made available on the Fund’s website at www.pimco.com.
Repurchase Request Deadline
The Repurchase Request Deadline will be no more than fourteen days before the Repurchase Pricing Date (defined below). When a repurchase offer commences, the Fund sends, at least 21 days before the Repurchase Request Deadline, written notice to each shareholder setting forth, among other things:
◾
The percentage of outstanding Common Shares that the Fund is offering to repurchase and how the Fund will purchase Common Shares on a pro rata basis if the offer is oversubscribed.
◾
The date on which a shareholder’s repurchase request is due.
◾
The date that will be used to determine the Fund’s NAV applicable to the repurchase offer (the “Repurchase Pricing Date”).
◾
The date by which the Fund will pay to shareholders the proceeds from their Common Shares accepted for repurchase.
◾
The NAV of the Common Shares as of a date no more than seven days before the date of the written notice and the means by which shareholders may ascertain the NAV.
◾
The procedures by which shareholders may tender their Common Shares and the right of shareholders to withdraw or modify their tenders before the Repurchase Request Deadline.
◾
The circumstances in which the Fund may suspend or postpone the repurchase offer.
This notice may be included in a shareholder report or other Fund document. Shareholders that hold shares through a financial intermediary will need to ask their financial intermediary to submit their repurchase requests and tender shares on their behalf. The Repurchase Request Deadline will be strictly observed. If a shareholder’s repurchase request is not submitted to the Fund’s transfer agent in properly completed form by the Repurchase Request Deadline, the shareholder will be unable to sell his or her shares to the Fund until a subsequent repurchase offer, and the shareholder’s request for that offer must be resubmitted. If a shareholder’s Authorized Intermediary will submit his or her repurchase request, the shareholder should submit his or her request to the Authorized Intermediary in the form requested by the Authorized Intermediary sufficiently in advance of the Repurchase Request Deadline to allow the Authorized Intermediary to submit the request to the Fund. If a shareholder’s Authorized Intermediary is unable or fails to submit the shareholder’s request to the Fund in a timely manner, or if the shareholder fails to submit his or her request to the shareholder’s Authorized Intermediary, the shareholder will be unable to sell his or her shares to the Fund until a subsequent repurchase offer, and the shareholder’s request for that offer must be resubmitted.
Shareholders may withdraw or change a repurchase request with a proper instruction submitted in good form at any point before the Repurchase Request Deadline.
Determination of Repurchase Price and Payment for Shares
The Repurchase Pricing Date will occur no later than the 14th day after the Repurchase Request Deadline (or the next business day, if the 14th day is not a business day). The Fund expects to distribute payment to shareholders within three (3) business days after the Repurchase Pricing Date and will distribute such payment no later than seven (7) calendar days after such date. The Fund’s NAV per share may change materially between the date a repurchase offer is mailed and the Repurchase Request Deadline, and it may also change materially between the Repurchase Request Deadline and Repurchase Pricing Date. The method by which the Fund calculates NAV is discussed below under “Net Asset Value.” During the period an offer to repurchase is open, shareholders may obtain the current NAV by visiting www.pimco.com or calling the Fund’s transfer agent at (844) 312-2113.
Suspension or Postponement of Repurchase Offers
The Fund may suspend or postpone a repurchase offer in limited circumstances set forth in Rule 23c-3 under the 1940 Act, as described below, but only with the approval of a majority of the Trustees, including a majority of Trustees who are not “interested persons” of the Fund, as

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defined in the 1940 Act. The Fund may suspend or postpone a repurchase offer only: (1) if making or effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code; (2) for any period during which the NYSE or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (3) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (4) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.
Oversubscribed Repurchase Offers
There is no minimum number of Common Shares that must be tendered before the Fund will honor repurchase requests. However, the Fund’s Trustees set for each repurchase offer a maximum percentage of Common Shares that may be repurchased by the Fund, which is currently expected to be 5% of the Fund’s outstanding Common Shares. In the event a repurchase offer by the Fund is oversubscribed, the Fund may repurchase, but is not required to repurchase, additional Common Shares up to a maximum amount of 2% of the outstanding Common Shares of the Fund. If the Fund determines not to repurchase additional Common Shares beyond the repurchase offer amount, or if shareholders tender an amount of Common Shares greater than that which the Fund is entitled to repurchase, the Fund will repurchase the Common Shares tendered on a pro rata basis.
If any Common Shares that you wish to tender to the Fund are not repurchased because of proration, you will have to wait until the next repurchase offer and resubmit a new repurchase request, and your repurchase request will not be given any priority over other shareholders’ requests. Thus, there is a risk that the Fund may not purchase all of the Common Shares you wish to have repurchased in a given repurchase offer or in any subsequent repurchase offer. In anticipation of the possibility of proration, some shareholders may tender more Common Shares than they wish to have repurchased in a particular quarter, increasing the likelihood of proration.
There is no assurance that you will be able to tender your Common Shares when or in the amount that you desire.
Consequences of Repurchase Offers
From the time the Fund distributes or publishes each repurchase offer notification until the Repurchase Pricing Date for that offer, the Fund must maintain liquid assets at least equal to the percentage of its Common Shares subject to the repurchase offer. For this purpose, “liquid assets” means assets that may be sold or otherwise disposed of in the ordinary course of business, at approximately the price at which the Fund values them, within the period between the Repurchase Request
Deadline and the repurchase payment deadline, or which mature by the repurchase payment deadline. The Fund is also permitted to borrow up to the maximum extent permitted under the 1940 Act to meet repurchase requests.
If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Common Shares by increasing the Fund’s expenses and reducing any net investment income. There is no assurance that the Fund will be able sell a significant amount of additional Common Shares so as to mitigate these effects.
These and other possible risks associated with the Fund’s repurchase offers are described under “Principal Risks of Investment in the Fund — Repurchase Offers Risk” above. In addition, the repurchase of Common Shares by the Fund will be a taxable event to shareholders, potentially even to those shareholders that do not participate in the repurchase. For a discussion of these tax consequences, see “Certain U.S. Federal Income Tax Considerations” below and in the Statement of Additional Information.
Net Asset Value
The NAV of the Fund’s Common Shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding.
[On each day that the NYSE is open, the Fund’s Common Shares are ordinarily valued as of the NYSE Close. Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time as of which its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.
For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by

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market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked-to-market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), the Fund’s NAV will be calculated based upon the NAVs of such investments.
If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations.) Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.
Whole loans may be fair valued using inputs that take into account borrower- or loan-level data (e.g., credit risk of the borrower) that is updated periodically throughout the life of each individual loan; any new borrower- or loan-level data received in written reports periodically by the Fund normally will be taken into account in calculating the NAV. The Fund’s whole loan investments, including those originated by the Fund, generally are fair valued in accordance with procedures approved by the Board.
Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, the value of the Fund’s foreign (non-U.S.)
investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.
Investments for which market quotes or market-based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market-based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by PIMCO. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.
When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.
Under certain circumstances, the per share NAV of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.]
Valuation of Investments
Investments with Reliable Readily Available Market Prices
The Investment Manager will use reliable market quotations to value the Fund’s investments when such market quotations are readily available.

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The Investment Manager will value exchange listed public securities of REITs or other issuers using the most recent closing public market price. The Investment Manager will value real estate-related securities or other securities traded over the counter and not listed on an exchange at prices obtained from one or more third-party pricing services or, if no such third-party pricing service is available, quotes from two or more broker dealers, as determined by the Investment Manager in accordance with the policies adopted by the Fund’s Board.
Investments without Reliable Readily Available Market Prices
Fair value of certain of the Fund’s investments that do not have reliable readily available market prices will be determined as described below.
Real Property Investments
Commercial real estate equity may be fair valued primarily based on either the income approach, employing an internally developed discounted cash flow model, or the market approach. The modeled forecast cash flows under the income approach are primarily based on, but not limited to, PIMCO’s expectations of rental income and expenses, as well as capitalization rates, timing of future sales and other factors. A discount rate equal to PIMCO’s estimate of the rate of return required by third party market participants for similar investments is then applied to the cash flows to produce the net present value. The market approach generally involves obtaining data either from an external third party such as a broker quote, broker price opinion or appraisal; or from recent transactions for one or more, but not limited to, comparable assets with similar market and asset characteristics, including property type and quality, geography and vacancy rate. The Investment Manager, third-party property managers and joint venture partners will provide information to the third party appraiser to value investments. The selection of comparable transactions requires judgment, including qualitative and quantitative analysis of the comparability of the assets. The utilization of the income or market approach will be based on PIMCO’s views as to which approach will more accurately reflect the investment's fair value, which in turn will be based on factors such as the availability and quality of data and other metrics.
Properties held through joint ventures generally will be valued in a manner that is consistent with the methods described above. Once the value of a property held by the joint venture is determined and the Fund determines the fair value of any other assets and liabilities of the joint venture, the value of the Fund’s interest in the joint venture would then be determined by the Investment Manager using a hypothetical liquidation calculation to value the Fund’s interest in the joint venture.
Real Estate Debt and Other Debt Investments
Commercial real estate loans may be fair valued based on the income approach, employing an internally developed discounted cash flow model, or the market approach. Certain circumstances may warrant the use of the market approach. The modeled forecast cash flows under the income approach are based on PIMCO’s expectations of principal and interest payments, fees and costs, as well as expected loss, if any, and/or other factors. In forecasting cash flows, PIMCO typically takes into account, among other factors, historical loan and underlying collateral activity, expected payment timing, the credit quality of the borrower and operating forecast of the underlying property. For non-performing loans, the forecasted cash flows may also consider expectations of the most likely resolution scenario and dollar recovery, taking into account property location, unpaid loan balance compared to current value, amount of expense expected until resolution, anticipated length of non-payment/default, PIMCO’s view of property values, expected disposition timing and/or other factors. A discount rate equal to PIMCO’s estimate of the rate of return required by third party market participants for similar investments is then generally applied to the cash flows to produce the fair value.
The market approach generally involves obtaining data from recent transactions for one or more comparable transactions with similar contractual and factual characteristics, including collateral or asset quality and characteristics, credit quality of the borrower(s), average maturity of loan and historical loan and collateral activity. The selection of comparable transactions requires judgment, including qualitative and quantitative analysis of the comparability of the transactions. PIMCO may also adjust the data to reflect differences for asset characteristics and timing of the transaction, and/or other factors as it deems appropriate.
The utilization of the income or market approach will be based on PIMCO’s views as to which approach will more accurately reflect the investment’s fair value, which in turn will be based on factors such as the availability and quality of data and other metrics.
Real Estate-Related Securities and Other Securities
Real estate-related securities and other securities that do not have reliable readily available market quotations will be valued in a manner consistent with real estate debt and other debt investments, as described above.
Distributions
The Fund intends to declare income dividends daily and distribute them to Common Shareholders monthly at rates that reflect the past and projected net income of the Fund. Subject to applicable law, the Fund may fund a portion of its distributions with gains from the sale of portfolio securities and other sources. The dividend rate that the Fund pays on its Common Shares may vary as portfolio and market conditions change, and will depend on a number of factors, including without limitation the amount of the Fund’s undistributed net investment income and net short- and long-term capital gains, as well as the costs of any leverage obtained by the Fund (including interest expenses on any reverse repurchase agreements, dollar rolls/buy backs and borrowings and dividends payable on any Preferred Shares issued by the Fund). As portfolio and market conditions change, the rate of distributions on the Common Shares and the Fund’s dividend policy could change. For a discussion of factors that may cause the Fund’s income and capital gains (and therefore the dividend) to vary, see “Principal Risks of the Fund.” The Fund intends to distribute each year all of its net investment income and net short-term capital gains. In addition, at least annually, the Fund intends to distribute net realized long-term capital gains not previously

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distributed, if any. The net investment income of the Fund consists of all income (other than net short-term and long-term capital gains) less all expenses of the Fund (after it pays accrued dividends on any outstanding Preferred Shares). To permit the Fund to maintain more level distributions, the Fund’s distribution rates will be based, in part, on projections as to annual cash available for distribution and, therefore, the distributions paid by the Fund for any particular quarter may be more or less than the amount of cash available to the Fund for distribution for that monthly period.
The Fund may distribute less than the entire amount of net investment income earned in a particular period. The undistributed net investment income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of net investment income actually earned by the Fund during the period. Undistributed net investment income will be added to the Fund’s NAV and, correspondingly, distributions from undistributed net investment income will be deducted from the Fund’s NAV.
The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments. If the Fund estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. To determine the sources of the Fund’s distributions during the reporting period, the Fund references its internal accounting records at the time the distribution is paid and generally bases its projections of the final tax character of those distributions on the tax characteristics of the distribution reflected in its internal accounting records at the time of such payment. If, based on such records, a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Notwithstanding the Fund’s estimates and projections, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Additionally, given differences in tax and U.S. GAAP treatment of certain distributions, the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP might report that the sources of these distributions included capital gains and/or a return of capital.
The tax characterization of the Fund’s distributions made in a taxable year cannot finally be determined until at or after the end of the year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds the Fund’s net investment income and net realized capital gains (as reduced by any capital loss carry-forwards) for the relevant year. For example, the Fund may distribute amounts early in the year that are derived from short-term capital gains, but incur net short-term capital losses later in the year, thereby offsetting short-term capital gains out of which distributions have already been made by the Fund. In such a situation, the amount by which the Fund’s total distributions exceed net investment income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of a shareholder’s tax basis in his or her Common Shares, with any amounts exceeding such basis treated as gain from the sale of Common Shares. In general terms, a return of capital would occur where a Fund distribution (or portion thereof) represents a return of a portion of your investment, rather than net income or capital gains generated from your investment during a particular period. A return of capital distribution is not taxable, but it reduces a shareholder’s tax basis in the Common Shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of the Common Shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her Common Shares, the excess will be treated by the shareholder as gain from a sale or exchange of the Common Shares. As a result, you may be required to pay tax even if selling your investment in the Common Shares at a loss. In addition, in order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action. The Fund’s final distribution for each calendar year may include any remaining net investment income and net realized gains undistributed during the year. The Fund’s actual financial performance will likely vary significantly from month-to-month and from year-to-year, and there may be extended periods of up to several years when the distribution rate will exceed the Fund’s actual total returns. The Fund’s projected or actual distribution rate is not a prediction of what the Fund’s actual total returns will be over any specific future period. The Fund will send shareholders detailed tax information with respect to the Fund’s distributions annually. See “Certain U.S. Federal Income Tax Considerations.”
The 1940 Act currently limits the number of times the Fund may distribute long-term capital gains in any tax year, which may increase the variability of the Fund’s distributions and result in certain distributions being comprised more or less heavily than others of long-term capital gains currently eligible for favorable income tax rates.
Unless a Common Shareholder elects to receive distributions in cash, all distributions of Common Shareholders whose shares are registered with the plan agent will be automatically reinvested in additional Common Shares under the Fund’s Dividend Reinvestment Plan. See “Dividend Reinvestment Plan.”
The Board may change the Fund’s distribution policy and the amount or timing of distributions, based on a number of factors, including the amount of the Fund’s undistributed net investment income and net short- and long-term capital gains and historical and projected net investment income and net short- and long-term capital gains.

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Dividend Reinvestment Plan
Pursuant to the Fund’s Distribution Reinvestment Plan (the “DRIP”), income dividends and/or capital gain Pursuant to the Fund’s dividend reinvestment plan (the “Plan”), all Common Shareholders will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by [ ], as agent for the Common Shareholders (the “Plan Agent”), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details.
Common Shares received under the Plan will be issued to you at their NAV on the ex-dividend date; there is no sales or other charge for reinvestment. You are free to withdraw from the Plan and elect to receive cash at any time by giving written notice to the Plan Agent or by contacting your broker or dealer, who will inform the Fund. Your request must be received by the Fund at least ten days prior to the payment date of the distribution to be effective for that dividend or capital gain distribution.
The Plan Agent provides written confirmation of all transactions in the shareholder accounts in the Plan, including information you may need for tax records. Any proxy you receive will include all Common Shares you have received under the Plan.
Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions. See “Certain U.S. Federal Income Tax Considerations.”
The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. If the Plan is amended to include such service charges, the Plan Agent will include a notification to registered holders of Common Shares with the Plan Agent. Additional information about the Plan may be obtained from the Plan Agent via calling [ ].
Description of Capital Structure and Shares
The following is a brief description of the capital structure of the Fund. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the Declaration and the Fund’s Bylaws, as amended and restated through the date hereof (the “Bylaws”). The Declaration and Bylaws are each exhibits to the registration statement of which this prospectus is a part.
The Fund is a Delaware statutory trust with transferable shares of beneficial interest established under the laws of the State of Delaware. The Declaration provides that the Trustees of the Fund may authorize separate classes of shares of beneficial interest. Preferred Shares may be issued in one or more series, with such par value and with such rights as determined by the Board, by action of the Board without the approval of the Common Shareholders.
The Declaration authorizes the issuance of an unlimited number of Common Shares. The Common Shares will be issued with a par value of $0.00001 per share. The Fund currently has one class of Common Shares: Institutional Class. An investment in any share class of the Fund represents an investment in the same assets of the Fund. However, the ongoing fees and expenses for each share class may be different. The fees and expenses for the Fund are set forth in “Summary of Fund Expenses” above. Certain share class details are set forth in “Plan of Distribution” above.
Common Shareholders will be entitled to the payment of dividends and other distributions when, as and if declared by the Board. All Common Shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Common Shares will, when issued, be fully paid and non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding Preferred Shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among the Fund’s Common Shareholders.
The Fund does not intend to hold annual meetings of shareholders. If the Fund does hold a meeting of shareholders, Common Shares of the Fund entitle their holders to one vote for each Common Share held; however, separate votes are taken by each class of Common Shares on matters affecting an individual class of Common Shares. Each fractional share shall be entitled to a proportionate fractional vote, except as otherwise provided by the Declaration, Bylaws, or required by applicable law.
The Fund will send unaudited reports at least semiannually and audited financial statements annually to all of its Common Shareholders.
The Common Shares are not, and are not expected to be, listed for trading on any national securities exchange nor is there expected to be any secondary trading market in the Common Shares.
The following table shows the amounts of Common Shares of the Fund that were authorized and outstanding as of [ ], 2022:
(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by the Fund for its Account	Amount Outstanding Exclusive of Amount Shown Under (3)
Institutional Class Common Shares	Unlimited	0	[ ]
As noted under “Leverage,” the Fund currently intends, subject to favorable market conditions, to add leverage to its portfolio by utilizing reverse repurchase agreements, credit default swaps, dollar rolls/buy backs or borrowings, such as through bank loans or commercial paper and/or other credit facilities. The Fund may also enter into transactions other than those noted above that may give rise to a form of leverage

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including, among others, futures and forward contracts (including foreign currency exchange contracts), credit default swaps, total return swaps and other derivative transactions, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions.
The Fund may determine in the future to issue Preferred Shares or other senior securities to add leverage to its portfolio. Any such Preferred Shares would have complete priority upon distribution of assets over the Common Shares.
Preferred Shares
The Fund’s Declaration of Trust authorizes the Board to classify and reclassify any unissued Common Shares into shares of other classes or series of shares, including Preferred Shares, without the approval of Common Shareholders. Common Shareholders have no preemptive right to purchase any shares of Preferred Shares that the Fund may issue. The Fund may elect to issue Preferred Shares in the future as part of a leveraging strategy.
Prior to issuance of shares of any class or series, the Board is required by Delaware statutory trust and by the Fund’s Declaration of Trust to set the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of each such class or series. Thus, the Board could authorize the Fund to issue shares of Preferred Shares with terms that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for common shareholders or otherwise be in their best interests. Any issuance of Preferred Shares, however, must comply with the requirements of the Investment Company Act. If the Fund elects to issue Preferred Shares (and/or notes or other debt securities), its ability to make distributions to its common shareholders may be limited by the terms of such Preferred Shares or debt securities, the asset coverage requirements and other limitations imposed by the Investment Company Act, Delaware law and the Fund’s lenders.
Under the Investment Company Act, holders of the Preferred Shares would be entitled to elect two trustees of the Fund at all times and to elect a majority of the Fund’s trustees if at any time dividends on the Preferred Shares are unpaid in an amount equal to two full years’ dividends. Holders of the Preferred Shares would continue to have the right to elect a majority of the Fund’s trustees until all dividends in arrears on the Preferred Shares have been paid. In addition, holders of the Preferred Shares would also be entitled to vote separately as a class on certain matters, which may at times give holders of Preferred Shares disproportionate influence over the Fund’s affairs.
Transfer Restrictions
For the Fund to qualify as a REIT, no more than 50% in value of the outstanding shares of the Fund’s Common Shares may be owned, directly or indirectly through the application of certain attribution rules under the Code, by any five or fewer individuals, as defined in the Code to include specified entities, during the last half of any taxable year other than the Fund’s first taxable year. In addition, the outstanding shares of the Fund’s Common Shares must be owned by 100 or more persons independent of the Fund and each other during at least 335 days of a 12-month taxable year or during a proportionate part of a shorter taxable year, excluding the Fund’s first taxable year for which the Fund elects to be taxed as a REIT. In addition, the Fund must meet requirements regarding the nature of the Fund’s gross income to qualify as a REIT. One of these requirements is that at least 75% of the Fund’s gross income for each calendar year must consist of rents from real property and income from other real property investments.
To assist the Fund in preserving the Fund’s status as a REIT, among other purposes, the Fund’s Declaration of Trust contains limitations on the transfer and ownership of shares of the Fund’s Common Shares which prohibit: (i) any person, entity or group from owning or acquiring, directly or indirectly, more than 9.8% in value or number of shares, whichever is more restrictive, of the aggregate of the Fund’s then outstanding shares of capital stock of all classes and series or more than 9.8% in value or number of shares, whichever is more restrictive, of the aggregate of the Fund’s then outstanding Common Shares; (ii) any person or entity from owning or acquiring, directly or indirectly shares of the Fund’s Common Shares to the extent such ownership would result in the Fund’s being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year) or otherwise failing to qualify as a REIT; and (iii) any transfer of or other event or transaction with respect to shares of capital stock that would result in the beneficial ownership of the Fund’s outstanding shares of capital stock by fewer than 100 persons (determined under the principles of Section 856(a)(5) of the Code). The Fund’s Declaration of Trust provides that any transfer of shares of the Fund’s capital stock that, if effective, would result in a violation of the above restrictions, shall be automatically void and the intended transferee shall acquire no rights in such shares of capital stock.
Any person who acquires or attempts to acquire shares of the Fund’s capital stock in violation of the foregoing restrictions, is required to give immediate written notice to the Fund of such event, or, in the case of such a proposed or attempted transaction, 15 days written notice prior to such purported transaction. In both cases, such persons must provide to the Fund such other information as PIMCO may request to determine the effect, if any, of such event on the Fund’s status as a REIT.
The foregoing restrictions will continue to apply until the Board determines it is no longer in the Fund’s best interest to attempt to, or to continue to, qualify as a REIT or that compliance with the restrictions is no longer required for the Fund to qualify as a REIT.
The ownership limits do not apply to a person or persons that the Board exempts from the ownership limit upon appropriate assurances (including certain representations and undertakings from the intended transferee) that the Fund’s qualification as a REIT is not jeopardized. In addition, the Fund’s Declaration of Trust exempts PIMCO and its affiliates from the Ownership Limit.
Every owner of 5% or more (or such lower percentage as required by the Code or the regulations promulgated thereunder) of the Fund’s outstanding Common Shares is required, within 30 days after the end of each taxable year, to give the Fund written notice stating his, her or its

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name and address, the number of shares of each class and series of the Fund’s Common Shares which the shareholders beneficially owns and a description of the manner in which the shares are held. Each such owner shall provide the Fund with such additional information as the Fund may request in order to determine the effect, if any, of the shareholder’s beneficial ownership on the Fund’s qualification as a REIT and to ensure compliance with the restrictions noted above. In addition, each shareholders shall upon demand be required to provide the Fund with such information as the Fund may request in order to determine the Fund’s qualification as a REIT and to comply with the requirements of any taxing authority or governmental authority or to determine such compliance.
Certain U.S. Federal Income Tax Considerations
The following summary describes certain of the material U.S. federal income tax considerations relating to the ownership of the Fund’s Common Shares as of the date hereof by U.S. holders and non-U.S. holders, each as defined below. Except where noted, this summary deals only with Common Shares held as a capital asset and does not deal with special situations, such as those of dealers in securities or currencies, financial institutions, regulated investment companies, tax-exempt entities (except as described in “—Taxation of Tax-Exempt Holders of the Fund’s Common Shares” below), insurance companies, persons holding Common Shares as a part of a hedging, integrated, conversion or constructive sale transaction or a straddle, traders in securities that elect to use a mark-to-market method of accounting for their securities holdings, persons liable for alternative minimum tax, persons who are “foreign governments” within the meaning of Section 892 of the Code, investors in pass-through entities or U.S. holders of Common Shares whose “functional currency” is not the U.S. dollar. Furthermore, the discussion below is based upon the provisions of the Code and regulations, rulings and judicial decisions thereunder as of the date hereof, and such authorities may be repealed, revoked or modified, possibly with retroactive effect, so as to result in U.S. federal income tax consequences different from those discussed below. No ruling on the U.S. federal, state, or local tax considerations relevant to the Fund’s operation or to the purchase, ownership or disposition of the Fund’s Common Shares has been requested from the IRS or other tax authority. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax consequences described below. The summary is also based upon the assumption that the Fund and the Fund’s subsidiaries and affiliated entities will operate in accordance with the Fund’s and their applicable organizational documents.
The U.S. federal income tax treatment of holders of the Fund’s Common Shares depends in some instances on determinations of fact and interpretations of complex provisions of U.S. federal income tax law for which no clear precedent or authority may be available. In addition, the tax consequences to any particular shareholders of holding the Fund’s Common Shares will depend on the shareholder’s particular tax circumstances. You are urged to consult your own tax advisors concerning the U.S. federal income tax consequences in light of your particular situation as well as consequences arising under the laws of any other taxing jurisdiction.
The Fund’s Taxation as a REIT
The Fund intends to elect and qualify to be taxed as a REIT under the Code commencing with the Fund’s taxable year ended [ ], 2022. Furthermore, the Fund intends to operate in such a manner as to qualify for taxation as a REIT under the applicable provisions of the Code so long as the Fund’s board of trustees determines that REIT qualification remains in the Fund’s best interest. The Fund has not received, and do not intend to seek, any rulings from the IRS regarding the Fund’s status as a REIT or the Fund’s satisfaction of the REIT requirements. The IRS may challenge the Fund’s status as a REIT, and a court could sustain any such challenge. The Fund’s qualification and taxation as a REIT depend upon the Fund’s ability to meet on a continuing basis, through actual annual operating results, certain qualification tests set forth in the U.S. federal tax laws. Those qualification tests involve the percentage of income that the Fund earns from specified sources, the percentage of the Fund’s assets that falls within specified categories, the diversity of the ownership of the Fund’s shares, and the percentage of the Fund’s taxable income that the Fund distributes. No assurance can be given that the Fund’s actual results of operations for any particular taxable year will satisfy such requirements. For a discussion of the tax consequences of the Fund’s failure to qualify as a REIT, see “—Failure to Qualify.”
The sections of the Code and the corresponding regulations that govern the U.S. federal income tax treatment of a REIT and its shareholders are highly technical and complex. The following discussion is qualified in its entirety by the applicable Code provisions, rules and regulations promulgated thereunder, and administrative interpretations thereof.
Taxation of REITs in General
As indicated above, the Fund’s qualification and taxation as a REIT depends upon the Fund’s ability to meet, on a continuing basis, various qualification requirements imposed upon REITs by the Code. The material qualification requirements are summarized below under “—Requirements for Qualification as a REIT.” While the Fund intends to operate so that the Fund qualifies as a REIT, no assurance can be given that the IRS will not challenge the Fund’s qualification, or that the Fund will be able to operate in accordance with the REIT requirements in the future. See “—Failure to Qualify.”
Provided that the Fund qualifies as a REIT, generally the Fund will be entitled to a deduction for dividends that the Fund pays and therefore will not be subject to U.S. federal corporate income tax on the Fund’s net taxable income that is currently distributed to the Fund’s Common Shareholders. This treatment substantially eliminates the “double taxation” at the corporate and shareholder levels that generally results from an investment in a C corporation (i.e., a corporation generally subject to U.S. federal corporate income tax). Double taxation means taxation once at the corporate level when income is earned and once again at the shareholder level when the income is distributed. In general,

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the income that the Fund generates, to the extent declared as a dividend and subsequently paid to the Fund’s Common Shareholders, is taxed only at the shareholder level.
If the Fund qualifies as a REIT, the Fund will nonetheless be subject to U.S. federal tax in the following circumstances:
◾
The Fund will pay U.S. federal income tax on the Fund’s taxable income, including net capital gain, that the Fund does not distribute to Common Shareholders during, or within a specified time after, the calendar year in which the income is earned.
◾
If the Fund has net income from “prohibited transactions,” which are, in general, sales or other dispositions of property held primarily for sale to customers in the ordinary course of business, other than foreclosure property, such income will be subject to a 100% tax.
◾
If the Fund elects to treat property that the Fund acquires in connection with a foreclosure of a mortgage loan or from certain leasehold terminations as “foreclosure property,” the Fund may thereby avoid (a) the 100% tax on gain from a resale of that property (if the sale would otherwise constitute a prohibited transaction) and (b) the inclusion of any income from such property not qualifying for purposes of the REIT gross income tests discussed below, but the income from the sale or operation of the property may be subject to U.S. corporate income tax at the highest applicable rate.
◾
If due to reasonable cause and not willful neglect the Fund fails to satisfy either the 75% gross income test or the 95% gross income test discussed below, but nonetheless maintain the Fund’s qualification as a REIT because other requirements are met, the Fund will be subject to a 100% tax on the greater of the amount by which the Fund fail the 75% gross income test or the 95% gross income test, multiplied in either case by a fraction intended to reflect the Fund’s profitability.
◾
If (i) the Fund fails to satisfy the asset tests (other than a de minimis failure of the 5% asset test or the 10% vote or value test, as described below under “—Asset Tests”) due to reasonable cause and not to willful neglect, (ii) the Fund disposes of the assets or otherwise comply with such asset tests within six months after the last day of the quarter in which the Fund identifies such failure and (iii) the Fund file a schedule with the IRS describing the assets that caused such failure, the Fund will pay a tax equal to the greater of $50,000 or the net income from the nonqualifying assets during the period in which the Fund failed to satisfy such asset tests multiplied by the highest corporate tax rate.
◾
If the Fund fails to satisfy one or more requirements for REIT qualification, other than the gross income tests and the asset tests, and the failure was due to reasonable cause and not to willful neglect, the Fund will be required to pay a penalty of $50,000 for each such failure.
◾
The Fund may be required to pay monetary penalties to the IRS in certain circumstances, including if the Fund fails to meet recordkeeping requirements intended to monitor the Fund’s compliance with rules relating to the composition of a REIT’s shareholders, as described below in “—Requirements for Qualification as a REIT.”
◾
If the Fund fails to distribute during each calendar year at least the sum of:
◾
85% of the Fund’s ordinary income for such calendar year;
◾
95% of the Fund’s capital gain net income for such calendar year; and
◾
any undistributed taxable income from prior taxable years,
the Fund will pay a 4% nondeductible excise tax on the excess of the required distribution over the amount the Fund actually distributed, plus any retained amounts on which income tax has been paid at the corporate level.
◾
The Fund may elect to retain and pay income tax on the Fund’s net long-term capital gain. In that case, a U.S. holder would include its proportionate share of the Fund’s undistributed long-term capital gain (to the extent the Fund makes a timely designation of such gain to the shareholder) in its income, and would receive a credit or a refund for its proportionate share of the tax the Fund paid.
◾
The Fund will be subject to a 100% excise tax on amounts received by the Fund from a taxable REIT subsidiary (or on certain expenses deducted by a taxable REIT subsidiary) if certain arrangements between the Fund and a taxable REIT subsidiary the Fund, as further described below, are not comparable to similar arrangements among unrelated parties.
◾
If the Fund acquires any assets from a non-REIT C corporation in a carry-over basis transaction, the Fund could be liable for specified tax liabilities inherited from that non-REIT C corporation with respect to that corporation’s “built-in gain” in its assets. Built-in gain is the amount by which an asset’s fair market value exceeds its adjusted tax basis at the time the Fund acquires the asset. Applicable Treasury regulations, however, allow the Fund to avoid the recognition of gain and the imposition of corporate-level tax with respect to a built-in gain asset acquired in a carry-over basis transaction from a non-REIT C corporation unless and until the Fund disposes of that built-in gain asset during the 5-year period following its acquisition, at which time the Fund would recognize, and would be subject to tax at the highest regular corporate rate on, the built-in gain.
◾
In addition, notwithstanding the Fund’s status as a REIT, the Fund may also have to pay certain state and local income taxes, because not all states and localities treat REITs in the same manner that they are treated for U.S. federal income tax purposes. Moreover, as further described below, any domestic taxable REIT subsidiary in which the Fund owns an interest will be subject to U.S. federal corporate income tax on its net income.
Requirements for Qualification as a REIT. The Code defines a REIT as a corporation, trust or association:
(1)
that is managed by one or more trustees or trustees;
(2)
the beneficial ownership of which is evidenced by transferable shares, or by transferable certificates of beneficial interest;
(3)
that would be taxable as a domestic corporation, but for its election to be subject to tax as a REIT;
(4)
that is neither a financial institution nor an insurance company subject to certain provisions of the Code;
(5)
the beneficial ownership of which is held by 100 or more persons;

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(6)
of which not more than 50% in value of the outstanding shares are owned, directly or indirectly, by five or fewer individuals (as defined in the Code to include certain entities) after applying certain attribution rules;
(7)
that makes an election to be a REIT for the current taxable year or has made such an election for a previous taxable year, which has not been terminated or revoked; and
(8)
that meets other tests described below regarding the nature of its income and assets.
Conditions (1) through (4), inclusive, must be met during the entire taxable year. Condition (5) must be met during at least 335 days of a taxable year of 12 months, or during a proportionate part of a taxable year of less than 12 months other than the first taxable year for which an election to become a REIT is made. Condition (6) must be met during the last half of each taxable year, but neither conditions (5) nor (6) apply to the first taxable year for which an election to become a REIT is made. PIMCO believes that the Fund will maintain sufficient diversity of ownership to allow the Fund to satisfy conditions (5) and (6) above. In addition, the Fund’s Declaration of Trust contains restrictions regarding the ownership and transfer of the Fund’s Common Shares that are intended to assist the Fund in continuing to satisfy the share ownership requirements described in (5) and (6) above. The provisions of the Fund’s Declaration of Trust restricting the ownership and transfer of the Fund’s Common Shares are described in “Certain Provisions in the Declaration of Trust and Bylaws— Transfer Restrictions.” These restrictions, however, may not ensure that the Fund will be able to satisfy these share ownership requirements. If the Fund fails to satisfy these share ownership requirements, the Fund will fail to qualify as a REIT.
If Fund complies with regulatory rules pursuant to which the Fund is required to send annual letters to holders of the Fund’s Common Shares requesting information regarding the actual ownership of the Fund’s Common Shares (as discussed below), and the Fund does not know, or exercising reasonable diligence would not have known, whether the Fund failed to meet requirement (6) above, the Fund will be treated as having met the requirement.
To monitor compliance with the share ownership requirements, the Fund generally is required to maintain records regarding the actual ownership of the Fund’s shares. To do so, the Fund must demand written statements each year from the record holders of significant percentages of our Common Shares pursuant to which the record holders must disclose the actual owners of the shares (i.e., the persons required to include the Fund’s dividends in their gross income). The Fund must maintain a list of those persons failing or refusing to comply with this demand as part of the Fund’s records. The Fund could be subject to monetary penalties if the Fund fails to comply with these record-keeping requirements. If you fail or refuse to comply with the demands, you will be required by Treasury regulations to submit a statement with your tax return disclosing your actual ownership of the Fund’s shares and other information. In addition, the Fund must satisfy all relevant filing and other administrative requirements established by the IRS to elect and maintain REIT status, use a calendar year for U.S. federal income tax purposes, and comply with the record keeping requirements of the Code and regulations promulgated thereunder.
Ownership of Partnership Interests.  In the case of a REIT that is a partner in an entity that is treated as a partnership for U.S. federal income tax purposes, Treasury regulations provide that the REIT is deemed to own its proportionate share of the partnership’s assets and to earn its proportionate share of the partnership’s gross income based on its pro rata share of capital interests in the partnership for purposes of the asset and gross income tests applicable to REITs, as described below. However, solely for purposes of the 10% value test described below (see “—Asset Tests”), the determination of a REIT’s interest in a partnership’s assets will be based on the REIT’s proportionate interest in any securities issued by the partnership, excluding for these purposes, certain excluded securities as described in the Code. In addition, the assets and gross income of the partnership generally are deemed to retain the same character in the hands of the REIT. Thus, the Fund’s proportionate share of the assets and items of income of partnerships in which the Fund owns an equity interest is treated as assets and items of income of the Fund’s company for purposes of applying the REIT requirements described below. Consequently, to the extent that the Fund directly or indirectly holds a preferred or other equity interest in a partnership, the partnership’s assets and operations may affect the Fund’s ability to qualify as a REIT, even though PIMCO may have no control or only limited influence over the partnership.
Disregarded Subsidiaries.  If a REIT owns a corporate subsidiary that is a “qualified REIT subsidiary,” the separate existence of that subsidiary is disregarded for U.S. federal income tax purposes. Generally, a qualified REIT subsidiary is a corporation, other than a taxable REIT subsidiary, all of the stock of which is owned directly or indirectly by the REIT. Other entities that are wholly-owned by the Fund, including single member limited liability companies that have not elected to be taxed as corporations for U.S. federal income tax purposes, are also generally disregarded as separate entities for U.S. federal income tax purposes, including for purposes of the REIT income and asset tests. All assets, liabilities and items of income, deduction and credit of qualified REIT subsidiaries and disregarded subsidiaries will be treated as assets, liabilities and items of income, deduction and credit of the REIT itself. A qualified REIT subsidiary of ours is not subject to U.S. federal corporate income taxation, although it may be subject to state and local taxation in some states.
In the event that a qualified REIT subsidiary or a disregarded subsidiary ceases to be wholly owned by the Fund (for example, if any equity interest in the subsidiary is acquired by a person other than the Fund or another disregarded subsidiary of the Fund), the subsidiary’s separate existence would no longer be disregarded for U.S. federal income tax purposes. Instead, it would have multiple owners and would be treated as either a partnership or a taxable corporation. Such an event could, depending on the circumstances, adversely affect the Fund’s ability to satisfy the various asset and gross income tests applicable to REITs, including the requirement that REITs generally may not own, directly or

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indirectly, more than 10% of the value or voting power of the outstanding securities of another corporation. See “—Asset Tests” and “—Income Tests.”
Taxable REIT Subsidiaries.  A “taxable REIT subsidiary” is an entity that is taxable as a corporation in which the Fund directly or indirectly owns stock and that elects with the Fund to be treated as a taxable REIT subsidiary. The separate existence of a taxable REIT subsidiary is not ignored for U.S. federal income tax purposes. Accordingly, a domestic taxable REIT subsidiary generally is subject to U.S. federal corporate income tax on its earnings, which may reduce the cash flow that the Fund and the Fund’s subsidiaries generate in the aggregate, and may reduce the Fund’s ability to make distributions to the Fund’s Common Shareholders. In addition, if a taxable REIT subsidiary owns, directly or indirectly, securities representing 35% or more of the vote or value of a subsidiary corporation, that subsidiary will also be treated as a taxable REIT subsidiary. However, an entity will not qualify as a taxable REIT subsidiary if it directly or indirectly operates or manages a lodging or health care facility or, generally, provides to another person, under a franchise, license or otherwise, rights to any brand name under which any lodging facility or health care facility is operated. The Fund generally may not own more than 10%, as measured by voting power or value, of the securities of a corporation that is not a qualified REIT subsidiary unless the Fund and such corporation elect to treat such corporation as a taxable REIT subsidiary. Overall, no more than 20% of the value of a REIT’s assets may consist of stock or securities of one or more taxable REIT subsidiaries.
Income earned by a taxable REIT subsidiary is not attributable to the REIT. Rather, the stock issued by a taxable REIT subsidiary to the Fund is an asset in the Fund’s hands, and the Fund treats dividends paid to the Fund from such taxable REIT subsidiary, if any, as income. This income can affect the Fund’s income and asset tests calculations, as described below. As a result, income that might not be qualifying income for purposes of the income tests applicable to REITs could be earned by a taxable REIT subsidiary without affecting the Fund’s status as a REIT. For example, the Fund may use taxable REIT subsidiaries to perform services or conduct activities that give rise to certain categories of income such as management fees, or to conduct activities that, if conducted by the Fund directly, would be treated in the Fund’s hands as prohibited transactions.
Several provisions of the Code regarding the arrangements between a REIT and its taxable REIT subsidiaries ensure that a taxable REIT subsidiary will be subject to an appropriate level of U.S. federal income taxation. For example, a taxable REIT subsidiary is limited in its ability to deduct interest payments made to affiliated REITs. In addition, the Fund would be obligated to pay a 100% penalty tax on some payments that the Fund receives from, or on certain expenses deducted by, a taxable REIT subsidiary if the IRS were to assert successfully that the economic arrangements between the Fund and a taxable REIT subsidiary are not comparable to similar arrangements among unrelated parties.
Deductions are disallowed for business interest expense (even if paid to third parties) in excess of the sum of a taxpayer’s business interest income and 30% of the adjusted taxable income of the business, which is its taxable income computed without regard to business interest income or expense, net operating losses or the pass-through income deduction (and for taxable years before 2022, excludes depreciation and amortization). Such limitations may also impact the amount of U.S. federal income tax paid by any of the Fund’s taxable REIT subsidiaries.
Income Tests
To qualify as a REIT, the Fund must satisfy two gross income requirements, each of which is applied on an annual basis. First, at least 75% of the Fund’s gross income, excluding gross income from prohibited transactions and certain hedging and foreign currency transactions, for each taxable year generally must be derived directly or indirectly from:
◾
rents from real property;
◾
interest on debt secured by mortgages on real property or on interests in real property;
◾
dividends or other distributions on, and gain from the sale of, stock in other REITs;
◾
gain from the sale of real property or mortgage loans;
◾
abatements and refunds of taxes on real property;
◾
income and gain derived from foreclosure property (as described below);
◾
amounts (other than amounts the determination of which depends in whole or in part on the income or profits of any person) received or accrued as consideration for entering into agreements (i) to make loans secured by mortgages on real property or on interests in real property or (ii) to purchase or lease real property (including interests in real property and interests in mortgages on real property); and
◾
interest or dividend income from investments in stock or debt instruments attributable to the temporary investment of new capital during the one-year period following the Fund’s receipt of new capital that the Fund raises through equity offerings or public offerings of debt obligations with at least a five-year term.
Second, at least 95% of the Fund’s gross income, excluding gross income from prohibited transactions and certain hedging transactions, for each taxable year must be derived from sources that qualify for purposes of the 75% test, and from (i) dividends, (ii) interest and (iii) gain from the sale or disposition of stock or securities, which need not have any relation to real property.
If the Fund fail to satisfy one or both of the 75% and 95% gross income tests for any taxable year, the Fund may nevertheless qualify as a REIT for that year if the Fund is entitled to relief under the Code. These relief provisions generally will be available if the Fund’s failure to meet the tests is due to reasonable cause and not due to willful neglect, and the Fund attaches a schedule of the sources of the Fund’s income to the Fund’s U.S. federal income tax return. It is not possible, however, to state whether in all circumstances the Fund would be entitled to the benefit of these relief provisions. For example, if the Fund fails to satisfy the gross income tests because nonqualifying income that the Fund intentionally recognizes exceeds the limits on nonqualifying income, the IRS could conclude that the failure to satisfy the tests was not due to reasonable cause. If these relief provisions are inapplicable to a particular set of

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circumstances, the Fund will fail to qualify as a REIT. Even if these relief provisions apply, a penalty tax would be imposed based on the amount of nonqualifying income. See “—Taxation of REITs in General.”
Gross income from the Fund’s sale of property that the Fund holds primarily for sale to customers in the ordinary course of business is excluded from both the numerator and the denominator in both gross income tests. In addition, certain foreign currency gains will be excluded from gross income for purposes of one or both of the gross income tests. The Fund will monitor the amount of nonqualifying income, and the Fund will manage the portfolio to comply at all times with the gross income tests. The following paragraphs discuss some of the specific applications of the gross income tests to the Fund.
Dividends.  The Fund may directly or indirectly receive distributions from taxable REIT subsidiaries or other corporations that are not REITs or qualified REIT subsidiaries. These distributions generally are treated as dividend income to the extent of earnings and profits of the distributing corporation. The Fund’s dividend income from stock in any corporation (other than any REIT), including any taxable REIT subsidiary, will be qualifying income for purposes of the 95% gross income test, but not the 75% gross income test. Dividends that the Fund receives from any REITs in which the Fund owns stock and the Fund’s gain on the sale of the stock in those REITs will be qualifying income for purposes of both gross income tests. However, if a REIT in which the Fund owns stock fails to qualify as a REIT in any year, the Fund’s income from such REIT would be qualifying income for purposes of the 95% gross income test, but not the 75% gross income test.
Interest.  The term “interest,” as defined for purposes of both gross income tests, generally excludes any amount that is based in whole or in part on the income or profits of any person; however, it generally includes the following: (i) an amount that is received or accrued based on a fixed percentage or percentages of receipts or sales, and (ii) an amount that is based on the income or profits of a debtor, as long as the debtor derives substantially all of its income from the real property securing the debt by leasing substantially all of its interest in the property, and only to the extent that the amounts received by the debtor would be qualifying “rents from real property” if received directly by a REIT.
Interest on debt secured by mortgages on real property or on interests in real property (including, for this purpose, prepayment penalties, loan assumption fees and late payment charges that are not compensation for services) generally is qualifying income for purposes of the 75% gross income test. However, if the highest principal amount of a loan outstanding during a taxable year exceeds the fair market value of the real property securing the loan as of the date the Fund agreed to originate or acquire the loan, a portion of the interest income from such loan will not be qualifying income for purposes of the 75% gross income test but will be qualifying income for purposes of the 95% gross income test. The portion of the interest income that will not be qualifying income for purposes of the 75% gross income test will be equal to the portion of the principal amount of the loan that is not secured by real property—that is, the amount by which the loan exceeds the value of the real estate that is security for the loan.
PIMCO expects that the CMBS and RMBS in which the Fund invests generally will be treated either as interests in a grantor trust or as interests in a real estate mortgage investment conduit (“REMIC”) for U.S. federal income tax purposes and that all interest income from such CMBS and RMBS will be qualifying income for the 95% gross income test. In the case of CMBS and RMBS treated as interests in grantor trusts, the Fund would be treated as owning an undivided beneficial ownership interest in the mortgage loans held by the grantor trust. The interest on such mortgage loans would be qualifying income for purposes of the 75% gross income test to the extent that the obligation is secured by real property, as discussed above. In the case of CMBS and RMBS treated as interests in a REMIC, income derived from REMIC interests will generally be treated as qualifying income for purposes of the 75% and 95% gross income tests. If less than 95% of the assets of the REMIC are real estate assets, however, then only a proportionate part of the Fund’s interest in the REMIC and income derived from the interest will qualify for purposes of the 75% gross income test. In addition, some REMIC securitizations include imbedded interest swap or cap contracts or other derivative instruments that potentially could produce nonqualifying income for the holder of the related REMIC securities.
Interest, original issue discount and market discount income that the Fund receives or accrue from mortgage-related assets generally will be qualifying income for purposes of both gross income tests.
Hedging Transactions.  The Fund and its subsidiaries may enter into hedging transactions with respect to one or more of the Fund’s assets or liabilities. Hedging transactions could take a variety of forms, including interest rate swap agreements, interest rate cap agreements, options, futures contracts, forward rate agreements or similar financial instruments. Except to the extent provided by Treasury regulations, any income from a hedging transaction the Fund enters into (i) in the normal course of the Fund’s business primarily to manage risk of interest rate or price changes or currency fluctuations with respect to borrowings made or to be made, or ordinary obligations incurred or to be incurred, to acquire or carry real estate assets, which is clearly identified as a hedge along with the risk that it hedges within prescribed time periods specified in Treasury regulations, (ii) primarily to manage risk of currency fluctuations with respect to any item of income or gain that would be qualifying income under the 75% or 95% income tests which is clearly identified as a hedge along with the risk that it hedges within prescribed time periods, or (iii) in connection with the effective termination of certain hedging transactions described above will be excluded from gross income for purposes of both the 75% or 95% gross income tests. To the extent that the Fund enters into other types of hedging transactions, the income from those transactions is likely to be treated as nonqualifying income for purposes of both of the 75% and 95% gross income tests. Moreover, to the extent that a position in a hedging transaction has positive value at any particular point in time, it may be treated as an asset that does not qualify for purposes of the asset tests described below. The Fund intends to structure any hedging transactions in a manner that does not jeopardize the Fund’s qualification as a REIT. No assurance can be given, however, that the Fund’s hedging activities will not give rise to income or assets that do not qualify for purposes of the

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REIT tests, or that the Fund’s hedging will not adversely affect the Fund’s ability to satisfy the REIT qualification requirements.
The Fund may conduct some or all of its hedging activities through a taxable REIT subsidiary or other corporate entity, the income of which may be subject to U.S. federal income tax, rather than by participating in the arrangements directly or through pass-through subsidiaries.
Fee Income.  Any fee income that the Fund earns will generally not be qualifying income for purposes of either gross income test. Any fees earned by a taxable REIT subsidiary will not be included for purposes of the gross income tests.
Rents from Real Property.  Rents the Fund receives will qualify as “rents from real property” in satisfying the gross income requirements for a REIT described above only if several conditions described below are met. These conditions relate to the identity of the tenant, the computation of the rent payable, and the nature of the property leased and any services provided in connection with the property. First, the amount of rent must not be based in whole or in part on the income or profits of any person. However, an amount received or accrued generally will not be excluded from rents from real property solely by reason of being based on a fixed percentage or percentages of receipts or sales. Second, rents the Fund receives from a “related party tenant” will not qualify as rents from real property in satisfying the gross income tests unless the tenant is a taxable REIT subsidiary, at least 90% of the property is leased to unrelated tenants, the rent paid by the taxable REIT subsidiary is substantially comparable to the rent paid by the unrelated tenants for comparable space and the rent is not attributable to an increase in rent due to a modification of a lease with a “controlled taxable REIT subsidiary” (i.e., a taxable REIT subsidiary in which the Fund owns directly or indirectly more than 50% of the voting power or value of the stock). A tenant is a related party tenant if the REIT, or an actual or constructive owner of 10% or more of the REIT, actually or constructively owns 10% or more of the tenant. Whether rents paid by a taxable REIT subsidiary are substantially comparable to rents paid by other tenants is determined at the time the lease with the taxable REIT subsidiary is entered into, extended, or modified, if such modification increases the rents due under such lease. Third, if rent attributable to personal property leased in connection with a lease of real property is greater than 15% of the total rent received under the lease, then the portion of rent attributable to the personal property will not qualify as rents from real property. Finally, for rents to qualify as “rents from real property” for purposes of the gross income tests, the Fund is only allowed to provide services that are both usually or “customarily rendered” in connection with the rental of real property and not otherwise considered “rendered to the occupant” of the property. Examples of these permitted services include the provision of light, heat, or other utilities, trash removal and general maintenance of common areas. PIMCO may, however, render services to the Fund’s tenants through an “independent contractor” who is adequately compensated and from whom the Fund does not derive revenue if certain requirements are satisfied. The Fund may also own an interest in a taxable REIT subsidiary which provides non-customary services to tenants without tainting the Fund’s rental income from the related properties.
Even if a REIT furnishes or renders services that are non-customary with respect to a property, if the greater of (i) the amounts received or accrued, directly or indirectly, or deemed received by the REIT with respect to such services, or (ii) 150% of the Fund’s direct cost in furnishing or rendering the services during a taxable year is not more than 1% of all amounts received or accrued, directly or indirectly, by the REIT with respect to the property during the same taxable year, then only the amounts with respect to such non-customary services are not treated as rent for purposes of the REIT gross income tests.
The Fund intends to cause any services that are not usually or “customarily rendered,” or that are for the benefit of a particular tenant in connection with the rental of real property, to be provided through a taxable REIT subsidiary or through an “independent contractor” who is adequately compensated and from which the Fund does not derive revenue, and which meets certain other requirements. However, no assurance can be given that the IRS will concur with the Fund’s determination as to whether a particular service is usual or customary, or otherwise in this regard.
Prohibited Transactions Tax.  A REIT will incur a 100% tax on the net income derived from any sale or other disposition of property, other than foreclosure property, that the REIT holds primarily for sale to customers in the ordinary course of a trade or business. Whether a REIT holds an asset primarily for sale to customers in the ordinary course of a trade or business depends, however, on the facts and circumstances in effect from time to time, including those related to a particular asset. Nevertheless, the Fund intends to conduct its operations so that no asset that the Fund owns (or are treated as owning) will be treated as, or as having been, held for sale to customers, and that a sale of any such asset will not be treated as having been in the ordinary course of the Fund’s business. PIMCO cannot assure you that the Fund will comply with certain safe harbor provisions or that the Fund will avoid owning property that may be characterized as property that the Fund holds primarily for sale to customers in the ordinary course of a trade or business. The 100% tax will not apply to gains from the sale of property that is held through a taxable REIT subsidiary or other taxable corporation, although such income will be subject to tax in the hands of such corporation at regular corporate income tax rates. PIMCO intends to structure the Fund’s activities to avoid prohibited transaction characterization.
Foreclosure Property.  Foreclosure property is any real property, including interests in real property, and any personal property incident to such real property:
◾
that is acquired by a REIT as the result of the REIT having bid on such property at foreclosure, or having otherwise reduced such property to ownership or possession by agreement or process of law, after there was a default or default was imminent on a lease of such property or on indebtedness that such property secured;
◾
for which the related loan was acquired by the REIT at a time when the default was not imminent or anticipated; and
◾
for which the REIT makes a proper election to treat the property as foreclosure property.

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However, a REIT will not be considered to have foreclosed on a property where the REIT takes control of the property as a mortgagee-in-possession and cannot receive any profit or sustain any loss except as a creditor of the mortgagor.
Property generally ceases to be foreclosure property at the end of the third taxable year following the taxable year in which the REIT acquired the property, or longer if an extension is granted by the Secretary of the Treasury. This grace period terminates and foreclosure property ceases to be foreclosure property on the first day:
◾
on which a lease is entered into for the property that, by its terms, will give rise to income that does not qualify for purposes of the 75% gross income test, or any amount is received or accrued, directly or indirectly, pursuant to a lease entered into on or after such day that will give rise to income that does not qualify for purposes of the 75% gross income test;
◾
on which any construction takes place on the property, other than completion of a building or any other improvement, if more than 10% of the construction was completed before default became imminent; or
◾
which is more than 90 days after the day on which the REIT acquired the property and the property is used in a trade or business that is conducted by the REIT, other than through an independent contractor from whom the REIT itself does not derive or receive any income.
The Fund will be subject to tax at the maximum corporate rate on any income from foreclosure property, including gain from the disposition of the foreclosure property, other than income that otherwise would be qualifying income for purposes of the 75% gross income test, less expenses directly connected with the production of that income. However, net income from foreclosure property, including gain from the sale of foreclosure property held for sale in the ordinary course of a trade or business, will qualify for purposes of the 75% and 95% gross income tests. Any gain from the sale of property for which a foreclosure property election has been made will not be subject to the 100% tax on gains from prohibited transactions described above, even if the property would otherwise constitute inventory or dealer property.
Phantom Income.  Due to the nature of the assets in which the Fund will invest, the Fund may be required to recognize taxable income from certain assets in advance of the Fund’s receipt of cash flow from or proceeds from disposition of such assets, and may be required to report taxable income that exceeds the economic income ultimately realized on such assets.
The Fund may acquire debt instruments in the secondary market for less than their face amount. The amount of such discount generally will be treated as “market discount” for U.S. federal income tax purposes. Accrued market discount is reported as income when, and to the extent that, any payment of principal of the debt instrument is made, unless the Fund elects to include accrued market discount in income as it accrues. Principal payments on certain debt instruments may be made monthly, and consequently accrued market discount may have to be included in income each month as if the debt instrument were assured of ultimately being collected in full. If the Fund collects less on the debt instrument than the Fund’s purchase price plus the market discount it had previously reported as income, the Fund may not be able to benefit from any offsetting loss deductions.
The terms of the debt instruments that the Fund holds may be modified under certain circumstances. These modifications may be considered “significant modifications” for U.S. federal income tax purposes that give rise to a deemed debt-for-debt exchange upon which the Fund may recognize taxable income or gain without a corresponding receipt of cash.
Some of the debt securities that the Fund acquires may have been issued with original issue discount. In general, the Fund will be required to accrue non-de minimis original issue discount based on the constant yield to maturity of such debt securities, and to treat it as taxable income in accordance with applicable U.S. federal income tax rules even though such yield may exceed cash payments, if any, received on such debt instrument.
In addition, in the event that any debt instruments or debt securities acquired by the Fund are delinquent as to mandatory principal and interest payments, or in the event payments with respect to a particular debt instrument are not made when due, the Fund may nonetheless be required to continue to recognize the unpaid interest as taxable income. Similarly, the Fund may be required to accrue interest income with respect to subordinated mortgage-backed securities at the stated rate regardless of whether corresponding cash payments are received.
Finally, the Fund may be required under the terms of indebtedness that the Fund incurs to use cash received from interest payments to make principal payments on that indebtedness, with the effect of recognizing income but not having a corresponding amount of cash available for distribution to the Fund’s Common Shareholders.
As a result of each of these potential timing differences between income recognition or expense deduction and cash receipts or disbursements, there is a risk that the Fund may have taxable income in excess of cash available for distribution. In that event, the Fund may need to borrow funds or take other action to satisfy the REIT distribution requirements for the taxable year in which this “phantom income” is recognized. See “—Annual Distribution Requirements Applicable to REITs.”
Asset Tests
At the close of each quarter of the Fund’s taxable year, we must satisfy the following tests relating to the nature of the Fund’s assets:
◾
At least 75% of the value of the Fund’s total assets must be represented by the following:
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interests in real property, including leaseholds and options to acquire real property and leaseholds;
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interests in mortgages on real property;
◾
stock in other REITs and debt instruments issued by publicly offered REITs;
◾
cash and cash items (including certain receivables);
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government securities;
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investments in stock or debt instruments attributable to the temporary investment of new capital during the one-year period following the Fund’s receipt of new capital that the Fund raises

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through equity offerings or public offerings of debt obligations with at least a five-year term; and
◾
regular or residual interests in a REMIC. However, if less than 95% of the assets of a REMIC consists of assets that are qualifying real estate-related assets under U.S. federal income tax laws, determined as if the Fund held such assets directly, the Fund will be treated as holding directly the Fund’s proportionate share of the assets of such REMIC.
◾
Not more than 25% of the Fund’s total assets may be represented by securities, other than those in the 75% asset class described above.
◾
Except for securities in taxable REIT subsidiaries and the securities in the 75% asset class described in the first bullet point above, the value of any one issuer’s securities owned by the Fund may not exceed 5% of the value of the Fund’s total assets.
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Except for securities in taxable REIT subsidiaries and the securities in the 75% asset class described in the first bullet point above, the Fund may not own more than 10% of any one issuer’s outstanding voting securities.
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Except for securities of taxable REIT subsidiaries and the securities in the 75% asset class described in the first bullet point above, the Fund may not own more than 10% of the total value of the outstanding securities of any one issuer, other than securities that qualify for the “straight debt” exception or other exceptions discussed below.
◾
Not more than 20% of the value of the Fund’s total assets may be represented by the securities of one or more taxable REIT subsidiaries.
◾
Not more than 25% of the value of the Fund’s total assets may be represented by nonqualified publicly offered REIT debt instruments.
Notwithstanding the general rule, as noted above, that for purposes of the REIT income and asset tests the Fund is treated as owning the Fund’s proportionate share of the underlying assets of a subsidiary partnership, if the Fund holds indebtedness issued by a partnership, the indebtedness will be subject to, and may cause a violation of, the asset tests unless the indebtedness is a qualifying mortgage asset or other conditions are met. Similarly, although stock of another REIT is a qualifying asset for purposes of the REIT asset tests, any non-mortgage debt that is issued by another REIT may not so qualify (although such debt will not be treated as “securities” for purposes of the 10% value test, as explained below).
Securities, for purposes of the asset tests, may include debt the Fund holds from other issuers. However, debt the Fund holds in an issuer that does not qualify for purposes of the 75% asset test will not be taken into account for purposes of the 10% value test if the debt securities meet the straight debt safe harbor. Subject to certain exceptions, debt will meet the “straight debt” safe harbor if the debt is a written unconditional promise to pay on demand or on a specified date a sum certain in money, the debt is not convertible, directly or indirectly, into stock, and the interest rate and the interest payment dates of the debt are not contingent on the profits of any person, the borrower’s discretion or similar factors. In the case of an issuer that is a corporation or a partnership, securities that otherwise would be considered straight debt will not be so considered if the Fund, and any of its “controlled taxable REIT subsidiaries” as defined in the Code, hold any securities of the corporate or partnership issuer that (a) are not straight debt or other excluded securities (prior to the application of this rule), and (b) have an aggregate value greater than 1% of the issuer’s outstanding securities (including, in the case of a partnership issuer, the Fund’s interest as a partner in the partnership).
In addition to straight debt, the Code provides that certain other securities will not violate the 10% asset test. Such securities include (i) any loan made to an individual or an estate, (ii) certain rental agreements pursuant to which one or more payments are to be made in subsequent years (other than agreements between a REIT and certain persons related to the REIT under attribution rules), (iii) any obligation to pay rents from real property, (iv) securities issued by governmental entities that are not dependent in whole or in part on the profits of (or payments made by) a non-governmental entity, (v) any security (including debt securities) issued by another REIT and (vi) any debt instrument issued by a partnership if the partnership’s income is of such a nature that the partnership would satisfy the 75% gross income test described above under “—Income Tests.” In applying the 10% asset test, a debt security issued by a partnership (other than straight debt or any other excluded security) is not taken into account to the extent, if any, of the REIT’s proportionate interest as a partner in that partnership.
Any stock that the Fund holds or acquire in other REITs will be a qualifying asset for purposes of the 75% asset test. However, if a REIT in which the Fund owns stock fails to qualify as a REIT in any year, the stock in such REIT will not be a qualifying asset for purposes of the 75% asset test. Instead, the Fund would be subject to the second, third, fourth, and fifth asset tests described above with respect to the Fund’s investment in such a disqualified REIT. The Fund will also be subject to those assets tests with respect to its investments in any non-REIT C corporations for which the Fund does not make a taxable REIT subsidiary election.
The Fund will monitor the status of its assets for purposes of the various asset tests and will seek to manage the Fund’s portfolio to comply at all times with such tests. There can be no assurances, however, that the Fund will be successful in this effort. Independent appraisals may not have been obtained to support the Fund’s conclusions as to the value of the Fund’s total assets or the value of any particular security or securities. Moreover, the values of some assets may not be susceptible to a precise determination, and values are subject to change in the future. Furthermore, the proper classification of an instrument as debt or equity for U.S. federal income tax purposes may be uncertain in some circumstances, which could affect the application of the REIT asset requirements. Accordingly, there can be no assurance that the IRS will not contend that the Fund’s interests in the Fund’s subsidiaries or in the securities of other issuers will not cause a violation of the REIT asset tests.
However, certain relief provisions are available to allow REITs to satisfy the asset requirements or to maintain REIT qualification notwithstanding certain violations of the asset and other requirements. For example, if the Fund failed to satisfy the asset tests at the end of a calendar quarter, such a failure would not cause the Fund to lose its REIT qualification if (i)

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the Fund satisfied the asset tests at the close of the preceding calendar quarter and (ii) the discrepancy between the value of the Fund’s assets and the asset requirements was not wholly or partly caused by an acquisition of nonqualifying assets, but instead arose from changes in the relative market values of the Fund’s assets. If the condition described in (ii) were not satisfied, the Fund could nevertheless avoid disqualification by eliminating any discrepancy within 30 days after the close of the calendar quarter in which it arose or by making use of the relief provisions described above.
In the case of de minimis violations of the 10% and 5% asset tests, a REIT may maintain its qualification despite a violation of such requirements if (i) the value of the assets causing the violation does not exceed the lesser of 1% of the REIT’s total assets and $10,000,000 and (ii) the REIT either disposes of the assets causing the failure within six months after the last day of the quarter in which it identifies the failure, or the relevant tests are otherwise satisfied within that time frame.
Even if the Fund does not qualify for the foregoing relief provisions, one additional provision allows a REIT which fails one or more of the asset requirements for a particular tax quarter to nevertheless maintain its REIT qualification if (i) the REIT provides the IRS with a description of each asset causing the failure, (ii) the failure is due to reasonable cause and not willful neglect, (iii) the REIT pays a tax equal to the greater of (a) $50,000 per failure and (b) the product of the net income generated by the assets that caused the failure multiplied by the highest applicable corporate tax rate and (iv) the REIT either disposes of the assets causing the failure within six months after the last day of the quarter in which it identifies the failure, or otherwise satisfies the relevant asset tests within that time frame.
Annual Distribution Requirements Applicable to REITs
To qualify for taxation as a REIT, the Fund generally must distribute dividends (other than capital gain dividends) to the Fund’s Common Shareholders in an amount at least equal to:
◾
the sum of (i) 90% of the Fund’s REIT taxable income, computed without regard to the dividends paid deduction and the Fund’s net capital gain and (ii) 90% of the Fund’s net income after tax, if any, from foreclosure property; minus
◾
the excess of the sum of specified items of non-cash income (including original issue discount on the Fund’s mortgage loans) over 5% of the Fund’s REIT taxable income, computed without regard to the dividends paid deduction and the Fund’s net capital gain.
Distributions generally must be made during the taxable year to which they relate. Distributions may be made in the following year in two circumstances. First, if the Fund declares a dividend in October, November or December of any year with a record date in one of these months and pay the dividend on or before January 31 of the following year, the Fund will be treated as having paid the dividend on December 31 of the year in which the dividend was declared. Second, distributions may be made in the following year if the dividends are declared before the Fund timely files its tax return for the year and if made before the first regular dividend payment made after such declaration. These distributions are taxable to the Fund’s Common Shareholders in the year in which paid, even though the distributions relate to the Fund’s prior taxable year for purposes of the 90% distribution requirement. To the extent that the Fund does not distribute all of the Fund’s net capital gain or the Fund distributes at least 90%, but less than 100% of the Fund’s REIT taxable income, as adjusted, the Fund will be subject to tax on the undistributed amount at regular corporate tax rates.
To the extent that in the future the Fund may have available net operating losses carried forward from prior tax years, such losses may reduce the amount of distributions that the Fund must make in order to comply with the REIT distribution requirements. Such losses, however, will generally not affect the tax treatment to the Fund’s Common Shareholders of any distributions that are actually made.
If the Fund fails to distribute during a calendar year (or, in the case of distributions with declaration and record dates falling in the last three months of the calendar year, by the end of January following such calendar year) at least the sum of (i) 85% of the Fund’s ordinary income for such year, (ii) 95% of the Fund’s capital gain net income for such year and (iii) any undistributed taxable income from prior years, the Fund will be subject to a 4% excise tax on the excess of such required distribution over the sum of (x) the amounts actually distributed (taking into account excess distributions from prior years) and (y) the amounts of income retained on which we have paid corporate income tax.
Although several types of non-cash income are excluded in determining the annual distribution requirement, the Fund will incur corporate income tax and the 4% nondeductible excise tax with respect to those non-cash income items if the Fund does not distribute those items on a current basis. As a result of the foregoing, the Fund may not have sufficient cash to distribute all of the Fund’s taxable income and thereby avoid corporate income tax and the excise tax imposed on certain undistributed income. In such a situation, the Fund may need to borrow funds or issue additional shares.
The Fund may elect to retain rather than distribute all or a portion of the Fund’s net capital gains and pay the tax on the gains. In that case, the Fund may elect to have the Fund’s Common Shareholders include their proportionate share of the undistributed net capital gains in income as long-term capital gains and receive a credit for their share of the tax paid by the Fund. The Fund’s Common Shareholders would then increase the adjusted basis of their stock by the difference between (i) the amounts of capital gain dividends that the Fund designated and that they include in their taxable income, minus (ii) the tax that the Fund paid on their behalf with respect to that income. For purposes of the 4% excise tax described above, any retained amounts for which the Fund elects this treatment would be treated as having been distributed.
The Fund intends to make timely distributions sufficient to satisfy the distribution requirements. However, it is possible that, from time to time, the Fund may not have sufficient cash or other liquid assets to meet the distribution requirements due to timing differences between the actual receipt of income and actual payment of deductible expenses, and the inclusion of items of income and deduction of expenses by the Fund for U.S. federal income tax purposes. In addition, the Fund may decide to

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retain the Fund’s cash, rather than distribute it, in order to repay debt, acquire assets or for other reasons. In the event that such timing differences occur, and in other circumstances, it may be necessary in order to satisfy the distribution requirements to arrange for short-term, or possibly long-term, borrowings, or to pay the dividends in the form of other property (including, for example, shares of the Fund’s own Common Shares).
If the Fund’s taxable income for a particular year is subsequently determined to have been understated, under some circumstances the Fund may be able to rectify a failure to meet the distribution requirement for a year by paying deficiency dividends to Common Shareholders in a later year, which may be included in the Fund’s deduction for dividends paid for the earlier year. Thus, the Fund may be able to avoid being taxed on amounts distributed as deficiency dividends. However, the Fund will be required to pay interest based upon the amount of any deduction taken for deficiency dividends.
Like-Kind Exchanges
The Fund may dispose of properties in transactions intended to qualify as like-kind exchanges under the Code. Such like-kind exchanges are intended to result in the deferral of gain for U.S. federal income tax purposes. The failure of any such transaction to qualify as a like-kind exchange could require the Fund to pay U.S. federal income tax, possibly including the 100% prohibited transaction tax, depending on the facts and circumstances surrounding the particular transaction.
Penalty Tax
Any redetermined rents, redetermined deductions, excess interest or redetermined taxable REIT subsidiary service income the Fund generates will be subject to a 100% penalty tax. In general, redetermined rents are rents from real property that are overstated as a result of any services furnished to any of the Fund’s tenants by a taxable REIT subsidiary, and redetermined deductions and excess interest represent any amounts that are deducted by a taxable REIT subsidiary for amounts paid to the Fund that are in excess of the amounts that would have been deducted based on arm’s length negotiations. Rents that the Fund receives will not constitute redetermined rents if they qualify for certain safe harbor provisions contained in the Code. Redetermined taxable REIT subsidiary service income is income earned by a taxable REIT subsidiary that is attributable to services provided to the Fund, or on the Fund’s behalf to any of the Fund’s tenants, that is less than the amounts that would have been charged based upon arms’ length negotiations.
Record Keeping Requirements
The Fund is required to comply with applicable record keeping requirements. Failure to comply could result in monetary fines. For example, the Fund must request on an annual basis information from the Fund’s Common Shareholders designed to disclose the actual ownership of the Fund’s outstanding Common Shares.
Failure to Qualify
If the Fund fails to satisfy one or more requirements of REIT qualification, other than the income tests or asset requirements, then the Fund may still retain REIT qualification if the failure is due to reasonable cause and not willful neglect, and the Fund pays a penalty of $50,000 for each failure.
If the Fund fails to qualify for taxation as a REIT in any taxable year and the relief provisions do not apply, the Fund will be subject to tax on the Fund’s taxable income as a corporation. This would significantly reduce both the Fund’s cash available for distribution to the Fund’s Common Shareholders and the Fund’s earnings. If the Fund fails to qualify as a REIT, the Fund will not be required to make any distributions to Common Shareholders and any distributions that are made will not be deductible by us. Moreover, all distributions to Common Shareholders would be taxable as dividends to the extent of the Fund’s current and accumulated earnings and profits, whether or not attributable to capital gains of ours. Furthermore, subject to certain limitations in the Code, corporate distributees may be eligible for the dividends received deduction with respect to those distributions, and individual, trust and estate distributees may be eligible for reduced U.S. federal income tax rates on such dividends. Unless the Fund is entitled to relief under specific statutory provisions, the Fund also will be disqualified from taxation as a REIT for the four taxable years following the year during which qualification was lost.
Tax Aspects of the Fund’s Operating Partnership and any Subsidiary Partnerships
General.  All or substantially all of the Fund’s property investments will be held through the Fund’s operating partnership. In addition, the Fund’s operating partnership may hold certain investments indirectly through subsidiary partnerships and limited liability companies which are treated as partnerships or disregarded entities for U.S. federal income tax purposes. In general, entities that are treated as partnerships or disregarded entities for U.S. federal income tax purposes are “pass-through” entities which are not required to pay U.S. federal income tax. Rather, partners or members of such entities are allocated their shares of the items of income, gain, loss, deduction and credit of the partnership or limited liability company, and are potentially required to pay tax on this income, without regard to whether they receive a distribution from the partnership or limited liability company. A partner in such entities that is a REIT will include in its income its share of these partnership and limited liability company items for purposes of the various gross income tests, the computation of its REIT taxable income, and the REIT distribution requirements. Pursuant to these rules, for purposes of the asset tests, the Fund will include its pro rata share of assets held by the Fund’s operating partnership, including the Fund’s share of its subsidiary partnerships and limited liability companies, based on its capital interest in each such entity.
Entity Classification.  The Fund’s interests in the Fund’s operating partnership and the subsidiary partnerships and limited liability companies involve special tax considerations, including the possibility that the IRS might challenge the status of these entities as partnerships

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(or disregarded entities), as opposed to associations taxable as corporations for U.S. federal income tax purposes. For example, an entity that would otherwise be classified as a partnership for U.S. federal income tax purposes may nonetheless be taxable as a corporation if it is a “publicly traded partnership” and certain other requirements are met. A partnership or limited liability company would be treated as a publicly traded partnership if its interests are traded on an established securities market or are readily tradable on a secondary market or a substantial equivalent thereof, within the meaning of applicable Treasury regulations. If the Fund’s operating partnership or a subsidiary partnership or limited liability company were treated as an association rather than as a partnership, it would be taxable as a corporation and would be required to pay an entity-level tax on its income. In this situation, the character of the Fund’s assets and items of gross income would change and could prevent the Fund from qualifying as a REIT. See “—Failure to Qualify” for a discussion of the effects of the Fund’s failure to meet the REIT asset and income tests. In addition, a change in the tax status of the Fund’s operating partnership, a subsidiary partnership or limited liability company might be treated as a taxable event. If so, the Fund might incur a tax liability without any related cash distributions. The Fund does not anticipate that the Fund’s operating partnership or any subsidiary partnership or limited liability company will be treated as a publicly traded partnership which is taxable as a corporation.
There have been significant changes in the rules for U.S. federal income tax audits of partnerships, such as the Fund’s operating partnership or any subsidiary partnerships or limited liability companies treated as partnerships for U.S. federal income tax purposes. Such audits will continue to be conducted at the entity level unless such entity qualifies for and affirmatively elects an alternative procedure, any adjustments to the amount of tax due (including interest and penalties) will be payable by the entity itself. Under an alternative procedure, if elected, a partnership would issue information returns to persons who were partners in the audited year, who would then be required to take such adjustments into account in calculating their own tax liability, and the partnership would not be liable for the adjustments. If any of the operating partnership or the Fund’s subsidiary partnerships or limited liability companies is able to and in fact elects the alternative procedure for a given adjustment, the amount of taxes for which such persons will be liable will be increased by any applicable penalties and a special interest charge. There can be no assurance that any such entities will make such an election for any given adjustment. Many issues and the overall effect and implementation of these changes on the Fund are uncertain.
Allocations of Income, Gain, Loss and Deduction.  A partnership agreement (or, in the case of a limited liability company treated as a partnership for U.S. federal income tax purposes, the limited liability company agreement) will generally determine the allocation of partnership income and loss among partners. Generally, Section 704(b) of the Code and the Treasury regulations thereunder require that partnership allocations respect the economic arrangement of the partners. If an allocation of partnership income or loss does not comply with the requirements of Section 704(b) of the Code and the Treasury regulations thereunder, the item subject to the allocation will be reallocated in accordance with the partners’ interests in the partnership. This reallocation will be determined by taking into account all of the facts and circumstances relating to the economic arrangement of the partners with respect to such item. The Fund’s operating partnership’s allocations of taxable income and loss are intended to comply with the requirements of Section 704(b) of the Code and the Treasury regulations thereunder.
Tax Allocations with Respect to the Properties.  Under Section 704(c) of the Code, income, gain, loss and deduction attributable to appreciated or depreciated property that is contributed to a partnership (including a limited liability company treated as a partnership for U.S. federal income tax purposes) in exchange for an interest in the partnership must be allocated in a manner so that the contributing partner is charged with the unrealized gain, or benefits from the unrealized loss, associated with the property at the time of the contribution, as adjusted from time to time. The amount of the unrealized gain or unrealized loss generally is equal to the difference between the fair market value or book value and the adjusted tax basis of the contributed property at the time of contribution (this difference is referred to as a book-tax difference), as adjusted from time to time. These allocations are solely for U.S. federal income tax purposes and do not affect the book capital accounts or other economic or legal arrangements among the partners.
Appreciated property may be contributed to the Fund’s operating partnership in exchange for operating partnership units in connection with future acquisitions. The partnership agreement requires that allocations be made in a manner consistent with Section 704(c) of the Code. Treasury regulations issued under Section 704(c) of the Code provide partnerships with a choice of several methods of accounting for book-tax differences. Any book-tax differences will be accounted for using any method approved under Section 704(c) of the Code and the applicable Treasury regulations as chosen by the general partner under the partnership agreement. Any property acquired by the Fund’s operating partnership in a taxable transaction will initially have a tax basis equal to its fair market value, and Section 704(c) of the Code will not apply.
Taxation of U.S. Holders of the Fund’s Common Shares
U.S. Holder.  As used in the remainder of this discussion, the term “U.S. holder” means a beneficial owner of the Fund’s Common Shares that is for U.S. federal income tax purposes:
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a citizen or resident of the United States;
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a corporation (or an entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any State thereof or the District of Columbia;
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an estate the income of which is subject to U.S. federal income taxation regardless of its source; or
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a trust if it (i) is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (ii) has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

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If a partnership (or an entity treated as a partnership for U.S. federal income tax purposes) holds the Fund’s Common Shares, the tax treatment of a partner will generally depend upon the status of the partner and the activities of the partnership. If you are a partner of a partnership holding Common Shares, you should consult your advisors. A “non-U.S. holder” is a beneficial owner of the Fund’s Common Shares that is neither a U.S. holder nor a partnership (or an entity treated as a partnership for U.S. federal income tax purposes).
Distributions Generally.  As long as the Fund qualifies as a REIT, distributions made by the Fund to the Fund’s taxable U.S. holders out of the Fund’s current or accumulated earnings and profits that are not designated as capital gain dividends or “qualified dividend income” will be taken into account by them as ordinary income taxable at ordinary income tax rates and will not qualify for the reduced capital gains rates that currently generally apply to distributions by non-REIT C corporations to certain non-corporate U.S. holders. In determining the extent to which a distribution constitutes a dividend for tax purposes, the Fund’s earnings and profits will be allocated first to distributions with respect to the Fund’s Preferred Shares, if any, and then to the Fund’s Common Shares. Corporate shareholders will not be eligible for the dividends received deduction with respect to these distributions. U.S. holders that are individuals, trusts and estates generally may deduct 20% of “qualified REIT dividends” (i.e., REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates). The overall deduction is limited to 20% of the sum of the taxpayer’s taxable income (less net capital gain) and certain cooperative dividends, subject to further limitations based on taxable income. The deduction, if allowed in full, equates to a maximum effective U.S. federal income tax rate on ordinary REIT dividends of 29.6%. The deduction is available through 2025.
Distributions in excess of both current and accumulated earnings and profits will not be taxable to a U.S. holder to the extent that the distributions do not exceed the adjusted basis of the holder’s stock. Rather, such distributions will reduce the adjusted basis of the stock. To the extent that distributions exceed the adjusted basis of a U.S. holder’s stock, the U.S. holder generally must include such distributions in income as long-term capital gain if the shares have been held for more than one year, or short-term capital gain if the shares have been held for one year or less.
Distributions will generally be taxable, if at all, in the year of the distribution. However, if the Fund declares a dividend in October, November or December of any year with a record date in one of these months and pay the dividend on or before January 31 of the following year, the Fund will be treated as having paid the dividend, and the shareholder will be treated as having received the dividend, on December 31 of the year in which the dividend was declared.
The Fund will be treated as having sufficient earnings and profits to treat as a dividend any distribution the Fund pays up to the amount required to be distributed in order to avoid imposition of the 4% excise tax discussed above. Moreover, any “deficiency dividend” will be treated as an ordinary or capital gain dividend, as the case may be, regardless of the Fund’s earnings and profits. As a result, U.S. holders may be required to treat certain distributions that would otherwise result in a tax-free return of capital as taxable dividends.
Capital Gain Dividends.  The Fund may elect to designate distributions of the Fund’s net capital gain as “capital gain dividends” to the extent that such distributions do not exceed the Fund’s actual net capital gain for the taxable year. Capital gain dividends are taxed to U.S. holders of the Fund’s Common Shares as gain from the sale or exchange of a capital asset held for more than one year. This tax treatment applies regardless of the period during which the shareholders have held their stock. If the Fund designates any portion of a dividend as a capital gain dividend, the amount that will be taxable to the shareholder as capital gain will be indicated to U.S. holders on IRS Form 1099-DIV. Corporate shareholders, however, may be required to treat up to 20% of capital gain dividends as ordinary income. Capital gain dividends are not eligible for the dividends received deduction for corporations.
Instead of paying capital gain dividends, the Fund may elect to require Common Shareholders to include the Fund’s undistributed net capital gains in their income. If the Fund makes such an election, U.S. holders (i) will include in their income as long-term capital gains their proportionate share of such undistributed capital gains and (ii) will be deemed to have paid their proportionate share of the tax paid by the Fund on such undistributed capital gains and thereby receive a credit or refund to the extent that the tax paid by the Fund exceeds the U.S. holder’s tax liability on the undistributed capital gain. A U.S. holder of the Fund’s Common Shares will increase the basis in its Common Shares by the difference between the amount of capital gain included in its income and the amount of tax it is deemed to have paid. A U.S. holder that is a corporation will appropriately adjust its earnings and profits for the retained capital gain in accordance with Treasury regulations to be prescribed by the IRS. The Fund’s earnings and profits will be adjusted appropriately.
The Fund must classify portions of its designated capital gain dividend into the following categories:
◾
a 20% gain distribution, which would be taxable to non-corporate U.S. holders of the Fund’s Common Shares at a federal rate of up to 20%; or
◾
an unrecaptured Section 1250 gain distribution, which would be taxable to non-corporate U.S. holders of the Fund’s Common Shares at a maximum rate of 25%.
The Fund must determine the maximum amounts that it may designate as 20% and 25% capital gain dividends by performing the computation required by the Code as if the REIT were an individual whose ordinary income were subject to a marginal tax rate of at least 28%. The IRS currently requires that distributions made to different classes of stock be comprised proportionately of dividends of a particular type.
Passive Activity Loss and Investment Interest Limitation.  Distributions that the Fund makes and gains arising from the disposition of the Fund’s Common Shares by a U.S. holder will not be treated as passive activity income, and therefore U.S. holders will not be able to apply any “passive activity losses” against such income. Dividends paid by the Fund, to the

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extent they do not constitute a return of capital, will generally be treated as investment income for purposes of the investment income limitation on the deduction of the investment interest.
Qualified Dividend Income.  Distributions that are treated as dividends may be taxed at capital gains rates, rather than ordinary income rates, if they are distributed to an individual, trust or estate, are properly designated by the Fund as qualified dividend income and certain other requirements are satisfied. Dividends are eligible to be designated by the Fund as qualified dividend income up to an amount equal to the sum of the qualified dividend income received by the Fund during the year of the distribution from other C corporations such as taxable REIT subsidiaries, the Fund’s “undistributed” REIT taxable income from the immediately preceding year, and any income attributable to the sale of a built-in gain asset from the immediately preceding year (reduced by any U.S. federal income taxes that the Fund paid with respect to such REIT taxable income and built-in gain).
Dividends that the Fund receives will be treated as qualified dividend income to the Fund if certain criteria are met. The dividends must be received from a domestic corporation (other than a REIT or a regulated investment company) or a qualifying foreign corporation. A foreign corporation generally will be a qualifying foreign corporation if it is incorporated in a possession of the United States, the corporation is eligible for benefits of an income tax treaty with the United States which the Secretary of Treasury determines is satisfactory, or the stock on which the dividend is paid is readily tradable on an established securities market in the United States. However, if a foreign corporation is a passive foreign investment company, then it will not be treated as a qualifying foreign corporation, and the dividends the Fund receives from such an entity would not constitute qualified dividend income.
Furthermore, certain exceptions and special rules apply to determine whether dividends may be treated as qualified dividend income to the Fund. These rules include certain holding requirements that the Fund would have to satisfy with respect to the stock on which the dividend is paid, and special rules with regard to dividends received from regulated investment companies and other REITs.
In addition, even if the Fund designates certain dividends as qualified dividend income to the Fund’s Common Shareholders, the Common Shareholder will have to meet certain other requirements for the dividend to qualify for taxation at capital gains rates. For example, the Common Shareholder will only be eligible to treat the dividend as qualifying dividend income if the Common Shareholder is taxed at individual rates and meets certain holding requirements. In general, in order to treat a particular dividend as qualified dividend income, a Common Shareholder will be required to hold the Fund’s Common Shares for more than 60 days during the 121-day period beginning on the date which is 60 days before the date on which the Common Share becomes ex-dividend.
Other Tax Considerations.  To the extent that the Fund has available net operating losses and capital losses carried forward from prior tax years, such losses may reduce the amount of distributions that the Fund must make in order to comply with the REIT distribution requirements. Such losses, however, are not passed through to Common Shareholders and do not offset income of Common Shareholders from other sources, nor would such losses affect the character of any distributions that the Fund makes, which are generally subject to tax in the hands of Common Shareholders to the extent that the Fund has current or accumulated earnings and profits.
Sales of the Fund’s Common Shares.  Upon any taxable sale or other disposition of the Fund’s Common Shares (except pursuant to a repurchase by the Fund, as described below), a U.S. holder of the Fund’s Common Shares will recognize gain or loss for U.S. federal income tax purposes in an amount equal to the difference between:
◾
the amount of cash and the fair market value of any property received on such disposition; and
◾
the U.S. holder’s adjusted basis in such Common Shares for tax purposes.
Gain or loss will be capital gain or loss if the Common Shares have been held by the U.S. holder as a capital asset. The applicable tax rate will depend on the holder’s holding period in the asset (generally, if an asset has been held for more than one year, it will produce long-term capital gain) and the holder’s tax bracket.
In general, any loss upon a sale or exchange of the Fund’s Common Shares by a U.S. holder who has held such stock for six months or less (after applying certain holding period rules) will be treated as a long-term capital loss, but only to the extent of distributions from the Fund received by such U.S. holder that are required to be treated by such U.S. holder as long-term capital gains.
Repurchases of the Fund’s Common Shares.  A repurchase of the Fund’s Common Shares will be treated as a distribution in exchange for the repurchased shares and taxed in the same manner as any other taxable sale or other disposition of the Fund’s Common Shares discussed above, provided that the repurchase satisfies one of the tests enabling the repurchase to be treated as a sale or exchange. A repurchase will generally be treated as a sale or exchange if it (i) results in a complete termination of the holder’s interest in the Fund’s Common Shares, (ii) results in a substantially disproportionate redemption with respect to the holder, or (iii) is not essentially equivalent to a dividend with respect to the holder. In determining whether any of these tests has been met, Common Shares actually owned, as well as Common Shares considered to be owned by the holder by reason of certain constructive ownership rules set forth in Section 318 of the Code, generally must be taken into account. The sale of Common Shares pursuant to a repurchase generally will result in a “substantially disproportionate” redemption with respect to a holder if the percentage of the Fund’s then outstanding voting stock owned by the holder immediately after the sale is less than 80% of the percentage of the Fund’s voting stock owned by the holder determined immediately before the sale. The sale of Common Shares pursuant to a repurchase generally will be treated as not “essentially equivalent to a dividend” with respect to a holder if the reduction in the holder’s proportionate interest in the Fund’s Common Shares as a result of the Fund’s repurchase constitutes a “meaningful reduction” of such holder’s interest.

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A repurchase that does not qualify as an exchange under such tests will constitute a dividend equivalent repurchase that is treated as a taxable distribution and taxed in the same manner as regular distributions, as described above under “—Distributions Generally.” In addition, although guidance is sparse, the IRS could take the position that a holder who does not participate in any repurchase treated as a dividend should be treated as receiving a constructive distribution of the Fund’s Common Shares taxable as a dividend in the amount of their increased percentage ownership of the Fund’s Common Shares as a result of the repurchase, even though the holder did not actually receive cash or other property as a result of the repurchase. Legislative proposals to tax or otherwise restrict corporate stock repurchases have been proposed, but the outlook for possible applicability to the Fund of any such proposals is uncertain at this time.
Medicare Tax.  Certain U.S. holders, including individuals and estates and trusts, are subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which includes net gain from a sale or exchange of Common Shares and income from dividends paid on Common Shares. U.S. holders are urged to consult their own tax advisors regarding the Medicare tax.
Taxation of Non-U.S. Holders of the Fund’s Common Shares
The rules governing the U.S. federal income taxation of non-U.S. holders are complex. This section is only a summary of such rules. PIMCO urges non-U.S. holders to consult their own tax advisors to determine the impact of federal, state and local income tax laws on ownership of the Common Shares, including any reporting requirements.
Distributions.  Distributions by the Fund to a non-U.S. holder on the Fund’s Common Shares that are neither attributable to gain from sales or exchanges by the Fund of “U.S. real property interests” nor reported by the Fund as capital gains dividends will be treated as dividends of ordinary income to the extent that they are made out of the Fund’s current or accumulated earnings and profits. These distributions generally will be subject to U.S. federal income tax on a gross basis at a rate of 30%, or a lower rate as may be specified under an applicable income tax treaty, unless the dividends are treated as effectively connected with the conduct by the non-U.S. holder of a trade or business within the United States. Under some treaties, however, lower rates generally applicable to dividends do not apply to dividends from REITs. Further, reduced treaty rates are not available to the extent the income allocated to the non-U.S. holder is excess inclusion income. Dividends that are effectively connected with the non-U.S. holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, are attributable to a U.S. permanent establishment) will be subject to tax on a net basis, that is, after allowance for deductions, at graduated rates, in the same manner as U.S. holders are taxed with respect to these dividends, and are generally not subject to withholding. Applicable certification and disclosure requirements must be satisfied to be exempt from withholding under the effectively connected income exception. Any dividends received by a corporate non-U.S. holder that is engaged in a trade or business within the
United States may also be subject to an additional branch profits tax at a 30% rate, or lower applicable treaty rate.
A non-U.S. holder of the Fund’s Common Shares who wishes to claim the benefit of an applicable treaty rate and avoid backup withholding, as discussed below, for the Fund’s ordinary dividends will be required (i) to complete the applicable IRS Form W-8 and certify under penalty of perjury that such holder is not a U.S. person as defined under the Code and is eligible for treaty benefits or (ii) if the Fund’s Common Shares is held through certain foreign intermediaries, to satisfy the relevant certification requirements of applicable Treasury regulations. Special certification and other requirements apply to certain non-U.S. holders that are pass-through entities rather than corporations or individuals.
A non-U.S. holder of the Fund’s Common Shares eligible for a reduced rate of U.S. withholding tax pursuant to an income tax treaty may obtain a refund of any excess amounts withheld by timely filing an appropriate claim for refund with the IRS.
Distributions that are neither attributable to gain from sales or exchanges of “U.S. real property interests” nor designated as capital gains dividends and that are in excess of the Fund’s current or accumulated earnings and profits that do not exceed the adjusted basis of the non-U.S. holder in its Common Shares will reduce the non-U.S. holder’s adjusted basis in its Common Shares and will not be subject to U.S. federal income tax. Distributions that are neither attributable to gain from sales or exchanges of “U.S. real property interests” nor designated as capital gains dividends and that are in excess of current and accumulated earnings and profits that do exceed the adjusted basis of the non-U.S. holder in its Common Shares will be treated as gain from the sale of its Common Shares, the tax treatment of which is described below under “—Sales of the Fund’s Common Shares.” Because the Fund generally cannot determine at the time the Fund makes a distribution whether or not the distribution will exceed the Fund’s current and accumulated earnings and profits, the Fund normally will withhold tax on the entire amount of any distribution at the same rate as the Fund would withhold on a dividend.
The Fund would be required to withhold at least 15% of any distribution to a non-U.S. holder in excess of the Fund’s current and accumulated earnings and profits if the Fund’s Common Shares constitutes a U.S. real property interest with respect to such non-U.S. holder, as described below under “—Sales of the Fund’s Common Shares.” This withholding would apply even if a lower treaty rate otherwise applies or the non-U.S. holder is not liable for tax on the receipt of that distribution. However, a non-U.S. holder may seek a refund of these amounts from the IRS if the non-U.S. holder’s U.S. tax liability with respect to the distribution is less than the amount withheld.
Distributions to a non-U.S. holder that are designated by the Fund at the time of the distribution as capital gain dividends, other than those arising from the disposition of a U.S. real property interest, generally should not be subject to U.S. federal income taxation unless:
◾
The investment in the Common Shares is effectively connected with the non-U.S. holder’s conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, is attributable to a U.S. permanent establishment of the

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non-U.S. holder), in which case the non-U.S. holder will generally be subject to the same treatment as U.S. holders with respect to any gain, except that a holder that is a foreign corporation also may be subject to the 30% branch profits tax, as discussed above; or
◾
The non-U.S. holder is an individual who is present in the United States for 183 days or more during the taxable year of the distribution and has a “tax home” in the United States, in which case the individual will be subject to a 30% tax on the individual’s capital gains.
Under FIRPTA, distributions to a non-U.S. holder that are attributable to gain from sales or exchanges by the Fund of U.S. real property interests, whether or not designated as capital gain dividends, will cause the non-U.S. holder to be treated as recognizing gain that is income effectively connected with the conduct of a trade or business in the United States. Non-U.S. holders will be taxed on this gain at the same rates applicable to U.S. holders, subject to a special alternative minimum tax in the case of nonresident alien individuals. Also, this gain may be subject to a 30% (or lower applicable treaty rate) branch profits tax in the hands of a non-U.S. holder that is a corporation. A distribution is not attributable to a U.S. real property interest if the Fund held an interest in the underlying asset solely as a creditor.
The Fund will be required to withhold and remit to the IRS the highest rate of U.S. federal income tax applicable to each non-U.S. holder, based on the status of such holder, of any distributions to non-U.S. holders that are designated as capital gain dividends, or, if greater, the highest rate of U.S. federal income tax applicable to each non-U.S. holder, based on the status of such holder, of a distribution that could have been designated as a capital gain dividend, whether or not attributable to sales of U.S. real property interests. Distributions can be designated as capital gain dividends to the extent of the Fund’s net capital gain for the taxable year of the distribution. The amount withheld, which for individual non-U.S. holders may exceed the actual tax liability, is creditable against the non-U.S. holder’s U.S. federal income tax liability.
However, the above withholding tax will not apply to any capital gain dividend with respect to (i) any class of the Fund’s stock which is “regularly traded” on an established securities market located in the United States if the non-U.S. holder did not own more than 10% of such class of stock at any time during the one-year period ending on the date of such dividend or (ii) a “qualified shareholder” or a “qualified foreign pension fund”. Instead, any capital gain dividend will be treated as a distribution subject to the rules discussed above under “—Distributions.” Also, the branch profits tax would not apply to such a distribution. However, it is not anticipated that the Fund’s Common Shares will be “regularly traded” on an established securities market.
Although the law is not clear on the matter, it appears that amounts the Fund designates as undistributed capital gains in respect of the stock held by U.S. holders generally should be treated with respect to non-U.S. holders in the same manner as actual distributions by the Fund of capital gain dividends. Under that approach, the non-U.S. holders would be able to offset as a credit against their U.S. federal income tax liability resulting therefrom their proportionate share of the tax paid by the Fund on the undistributed capital gains, and to receive from the IRS a refund to the extent that their proportionate share of this tax paid by the Fund were to exceed their actual U.S. federal income tax liability. If the Fund were to designate a portion of the Fund’s net capital gain as undistributed capital gain, a non-U.S. holder is urged to consult its tax advisor regarding the taxation of such undistributed capital gain.
Sales of the Fund’s Common Shares.  Subject to the discussion below under “—Repurchases of the Fund’s Common Shares,” gain recognized by a non-U.S. holder upon the sale or exchange of our stock generally would not be subject to U.S. taxation unless:
◾
the investment in the Fund’s Common Shares is effectively connected with the non-U.S. holder’s conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, is attributable to a U.S. permanent establishment of the non-U.S. holder), in which case the non-U.S. holder will be subject to the same treatment as domestic holders with respect to any gain;
◾
the non-U.S. holder is a nonresident alien individual who is present in the United States for 183 days or more during the taxable year and has a tax home in the United States, in which case the nonresident alien individual will be subject to a 30% tax on the individual’s net capital gains for the taxable year; or
◾
the non-U.S. holder is not a qualified shareholder or a qualified foreign pension fund (each as defined below) and the Fund’s Common Shares constitutes a U.S. real property interest within the meaning of FIRPTA, as described below.
The Fund anticipates that the Fund’s Common Shares will constitute a U.S. real property interest within the meaning of FIRPTA unless the Fund are a domestically-controlled REIT. The Fund will be a domestically-controlled REIT if, at all times during a specified testing period, less than 50% in value of the Fund’s stock is held directly or indirectly by non-U.S. holders. No assurance can be given, however, that the Fund is or will be a domestically-controlled REIT.
Even if the Fund were not a domestically-controlled REIT, a sale of Common Shares by a non-U.S. holder would nevertheless not be subject to taxation under FIRPTA as a sale of a U.S. real property interest if:
◾
the Fund’s Common Shares were “regularly traded” on an established securities market within the meaning of applicable Treasury regulations; and
◾
the non-U.S. holder did not actually, or constructively under specified attribution rules under the Code, own more than 10% of the Fund’s Common Shares at any time during the shorter of the five-year period preceding the disposition or the holder’s holding period.
However, it is not anticipated that the Fund’s Common Shares will be “regularly traded” on an established securities market. If gain on the sale or exchange of the Fund’s Common Shares were subject to taxation under FIRPTA, the non-U.S. holder would be subject to regular U.S. income tax with respect to any gain in the same manner as a taxable U.S. holder, subject to any applicable alternative minimum tax and special alternative minimum tax in the case of nonresident alien

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individuals. In such a case, under FIRPTA the purchaser of Common Shares may be required to withhold 10% of the purchase price and remit this amount to the IRS.
Qualified Shareholders.  Subject to the exception discussed below, a qualified shareholder who holds the Fund’s Common Shares directly or indirectly (through one or more partnerships) will not be subject to FIRPTA withholding on distributions by the Fund or dispositions of the Fund’s Common Shares. While a qualified shareholder will not be subject to FIRPTA withholding on distributions by the Fund or dispositions of the Fund’s Common Shares, certain investors of a qualified shareholder (i.e., non-U.S. persons who hold interests in the qualified shareholder (other than interests solely as a creditor), and hold more than 10% of the Fund’s Common Shares (whether or not by reason of the investor’s ownership in the qualified shareholder)) may be subject to FIRPTA withholding.
A qualified shareholder is a non-U.S. person that (i) either is eligible for the benefits of a comprehensive income tax treaty which includes an exchange of information program and whose principal class of interests is listed and regularly traded on one or more recognized stock exchanges (as defined in such comprehensive income tax treaty), or is a foreign partnership that is created or organized under foreign law as a limited partnership in a jurisdiction that has an agreement for the exchange of information with respect to taxes with the United States and has a class of limited partnership units representing greater than 50% of the value of all the partnership units that is regularly traded on the NYSE or NASDAQ markets, (ii) is a “qualified collective investment vehicle” (within the meaning of Section 897(k)(3)(B) of the Code), and (iii) maintains records on the identity of each person who, at any time during the foreign person’s taxable year, is the direct owner of 5% or more of the class of interests or units (as applicable) described in (i), above.
Qualified Foreign Pension Funds.  Any distribution to a qualified foreign pension fund (or an entity all of the interests of which are held by a qualified foreign pension fund) who holds the Fund’s Common Shares directly or indirectly (through one or more partnerships) will not be subject to FIRPTA withholding on distributions by the Fund or dispositions of the Fund’s Common Shares.
A qualified foreign pension fund is any trust, corporation, or other organization or arrangement (i) which is created or organized under the law of a country other than the United States, (ii) which is established (a) by such country (or one or more political subdivisions thereof) to provide retirement or pension benefits to participants or beneficiaries that are current or former employees (including self-employed individuals) or persons designated by such employees, as a result of services rendered by such employees to their employers or (b) by one or more employers to provide retirement or pension benefits to participants or beneficiaries that are current or former employees (including self-employed individuals) or persons designated by such employees in consideration for services rendered by such employees to such employers, (iii) which does not have a single participant or beneficiary with a right to more than 5% of its assets or income, (iv) which is subject to government regulation and with respect to which annual information reporting about its beneficiaries is provided, or is otherwise available, to the relevant tax authorities in the country in which it is established or operates, and (v) with respect to which, under the laws of the country in which it is established or operates, (a) contributions to such organization or arrangement that would otherwise be subject to tax under such laws are deductible or excluded from the gross income of such entity or arrangement or taxed at a reduced rate, or (b) taxation of any investment income of such organization or arrangement is deferred or such income is excluded from the gross income of such entity or arrangement or is taxed at a reduced rate.
PIMCO urges non-U.S. holders to consult their own tax advisers to determine their eligibility for exemption from FIRPTA withholding and their qualification as a qualified shareholder or a qualified foreign pension fund.
Repurchases of the Fund’s Common Shares.  A repurchase of the Fund’s Common Shares that is not treated as a sale or exchange will be taxed in the same manner as regular distributions under the rules described above. See “—Taxation of U.S. Holders of the Fund’s Common Shares—Repurchases of the Fund’s Common Shares” for a discussion of when a redemption will be treated as a sale or exchange and related matters.
A repurchase of the Fund’s Common Shares generally will be subject to tax under FIRPTA to the extent the distribution in the repurchase is attributable to gains from the Fund’s dispositions of U.S. real property interests. To the extent the distribution is not attributable to gains from the Fund’s dispositions of U.S. real property interests, the excess of the amount of money received in the repurchase over the non-U.S. holder’s basis in the repurchased shares will be treated in the manner described above under “—Sales of the Fund’s Common Shares.” The IRS has released an official notice stating that repurchase payments may be attributable to gains from dispositions of U.S. real property interests (except when the 10% publicly traded exception would apply), but has not provided any guidance to determine when and what portion of a repurchase payment is a distribution that is attributable to gains from the Fund’s dispositions of U.S. real property interests. Due to the uncertainty, the Fund may withhold at the highest rate of U.S. federal income tax applicable to each non-U.S. holder, based on the status of such holder, from all or a portion of repurchase payments to non-U.S. holders other than qualified shareholders or qualified foreign pension funds. To the extent the amount of tax the Fund withholds exceeds the amount of a non-U.S. holder’s U.S. federal income tax liability, the non-U.S. holder may file a U.S. federal income tax return and claim a refund. Further, legislative proposals to tax or otherwise restrict corporate stock repurchases have been proposed, but the outlook for possible applicability to the Fund of any such proposals is uncertain at this time.
U.S. Federal Income Tax Returns.  If a non-U.S. holder is subject to taxation under FIRPTA on proceeds from the sale of the Fund’s Common Shares or on distributions the Fund makes, the non-U.S. holder will be required to file a U.S. federal income tax return. Prospective non-U.S. holders are urged to consult their tax advisors to determine the impact of U.S. federal, state, local and foreign income tax laws on their

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ownership of the Fund’s Common Shares, including any reporting requirements.
Taxation of Tax-Exempt Holders of the Fund’s Common Shares
Provided that a tax-exempt holder has not held its Common Shares as “debt-financed property” within the meaning of the Code and the Fund’s Common Shares are not being used in an unrelated trade or business, dividend income from the Fund generally will not be unrelated business taxable income (“UBTI”) to a tax-exempt holder. Similarly, income from the sale of the Fund’s Common Shares will not constitute UBTI unless the tax-exempt holder has held its Common Shares as debt-financed property within the meaning of the Code or has used the Common Shares in a trade or business.
Further, for a tax-exempt holder that is a social club, voluntary employee benefit association, supplemental unemployment benefit trust or qualified group legal services plan exempt from U.S. federal income taxation under Sections 501(c)(7), (c)(9), (c)(17) and (c)(20) of the Code, respectively, or a single parent title-holding corporation exempt under Section 501(c)(2) the income of which is payable to any of the aforementioned tax-exempt organizations, income from an investment in the Fund’s Common Shares will constitute UBTI unless the organization properly sets aside or reserves such amounts for purposes specified in the Code. These tax-exempt holders should consult their own tax advisors concerning these “set aside” and reserve requirements.
Notwithstanding the above, however, a portion of the dividends paid by a “pension-held REIT” are treated as UBTI as to any trust which is described in Section 401(a) of the Code, is tax-exempt under Section 501(a) of the Code, and holds more than 10%, by value, of the interests in the REIT. Tax-exempt pension funds that are described in Section 401(a) of the Code are referred to below as “pension trusts.”
A REIT is a “pension-held REIT” if it meets the following two tests:
◾
it would not have qualified as a REIT but for Section 856(h)(3) of the Code, which provides that stock owned by pension trusts will be treated, for purposes of determining whether the REIT is closely held, as owned by the beneficiaries of the trust rather than by the trust itself; and
◾
either (i) at least one pension trust holds more than 25% of the value of the interests in the REIT, or (ii) a group of pension trusts each individually holding more than 10% of the value of the REIT’s stock, collectively owns more than 50% of the value of the REIT’s stock.
The percentage of any REIT dividend from a “pension-held REIT” that is treated as UBTI is equal to the ratio of the UBTI earned by the REIT, treating the REIT as if it were a pension trust and therefore subject to tax on UBTI, to the total gross income of the REIT. An exception applies where the percentage is less than 5% for any year, in which case none of the dividends would be treated as UBTI. The provisions requiring pension trusts to treat a portion of REIT distributions as UBTI will not apply if the REIT is not a “pension-held REIT” (for example, if the REIT is able to satisfy the “not closely held requirement” without relying on the “look through” exception with respect to pension trusts).
Dividend Reinvestment Plan
Holders who participate in the dividend reinvestment plan will recognize taxable income in the amount they would have received had they elected not to participate, even though they receive no cash. These deemed distributions will be treated as actual distributions from the Fund to the participating holders and will retain the character and U.S. federal income tax effects applicable to all distributions. Stock received under the plan will have a holding period beginning with the day after purchase, and a U.S. federal income tax basis equal to its cost, which is the gross amount of the deemed distribution. Because of the Fund’s Declaration of Trust’s restrictions on the number of shares of the Fund’s Common Shares that a person may own, PIMCO does not anticipate that the Fund will become a “pension-held REIT.”
Backup Withholding Tax and Information Reporting
U.S. Holders of Common Shares.  In general, information-reporting requirements will apply to payments of dividends and proceeds of the sale of the Fund’s Common Shares held by U.S. holders, unless such U.S. holder is an exempt recipient. A backup withholding tax may apply to such payments if such U.S. holder fails to provide a taxpayer identification number or certification of other exempt status or fails to report in full dividend or interest income. In addition, the Fund may be required to withhold a portion of capital gain distributions to any U.S. holders who fail to certify their U.S. status to the Fund. Any amounts withheld under the backup withholding rules will be allowed as a credit against your U.S. federal income tax liability, provided that the required information is timely furnished to the IRS.
Brokers that are required to report the gross proceeds from a sale of the Fund’s Common Shares on IRS Form 1099-B will also be required to report the customer’s adjusted basis in the Common Shares sold and whether any gain or loss with respect to such stock is long-term or short-term. In some cases, there may be alternative methods of determining the basis in the Common Shares sold, in which case your broker will apply a default method of its choosing if you do not indicate which method you choose to have applied. U.S. holders should consult their own tax advisors regarding these reporting requirements and their election options.
Non-U.S. Holders of the Fund’s Common Shares.  The Fund must report annually to the IRS and to each non-U.S. holder the amount of dividends paid to such holder and the tax withheld with respect to such dividends, regardless of whether withholding was required. Copies of the information returns reporting such dividends and withholding may also be made available to the tax authorities in the country in which the non-U.S. holder resides under the provisions of an applicable income tax treaty.
A non-U.S. holder will be subject to backup withholding for dividends paid to such holder unless such holder certifies under penalty of perjury that it is a non-U.S. holder (and the payor does not have actual knowledge or reason to know that such holder is a “United States person” as defined under the Code), or such holder otherwise establishes an exemption.

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Information reporting and, depending on the circumstances, backup withholding will apply to the proceeds of a sale of the Fund’s Common Shares within the United States or conducted through certain U.S.-related financial intermediaries, unless the beneficial owner certifies under penalty of perjury that it is a non-U.S. holder (and the payor does not have actual knowledge or reason to know that the beneficial owner is a “United States person” as defined under the Code), or such owner otherwise establishes an exemption.
Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against a non-U.S. holder’s U.S. federal income tax liability provided the required information is timely furnished to the IRS.
Legislative or Other Actions Affecting REITs
The present U.S. federal income tax treatment of REITs may be modified, possibly with retroactive effect, by legislative, judicial or administrative action at any time. The REIT rules are constantly under review by persons involved in the legislative process and by the IRS and the Treasury, which may result in statutory changes as well as revisions to regulations and interpretations. Changes to the U.S. federal tax laws and interpretations thereof could adversely affect an investment in the Fund’s Common Shares.
State and Local Taxes
The Fund and its Common Shareholders may be subject to state or local taxation in various state or local jurisdictions, including those in which the Fund or they transact business or reside. The Fund’s state and local tax treatment and that of the Fund’s Common Shareholders may not conform to the U.S. federal income tax treatment discussed above. Consequently, prospective Common Shareholders should consult their own tax advisors regarding the effect of state and local tax laws on an investment in the Fund’s Common Shares.
Tax Shelter Reporting
If a Common Shareholder recognizes a loss with respect to stock of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file a disclosure statement with the IRS on Form 8886. Direct shareholders of portfolio securities are in many cases exempt from this reporting requirement, but shareholders of a REIT currently are not accepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Common Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Additional Withholding Requirements
Under Sections 1471 through 1474 of the Code (such Sections commonly referred to as “FATCA”), a 30% U.S. federal withholding tax may apply to any ordinary dividends and other distributions that the Fund pays to (i) a “foreign financial institution” (as specifically defined in the Code) which does not provide sufficient documentation, typically on IRS Form W-8BEN-E, evidencing either (x) an exemption from FATCA, or (y) its compliance (or deemed compliance) with FATCA (which may alternatively be in the form of compliance with an intergovernmental agreement with the United States) in a manner that avoids withholding, or (ii) a “non-financial foreign entity” (as specifically defined in the Code) which does not provide sufficient documentation, typically on IRS Form W-8BEN-E, evidencing either (x) an exemption from FATCA, or (y) adequate information regarding certain substantial U.S. beneficial owners of such entity (if any). If a dividend payment is both subject to withholding under FATCA and subject to withholding tax discussed above, the withholding under FATCA may be credited against, and therefore reduce, such other withholding tax. Non-U.S. holders should consult their tax advisors to determine the applicability of this legislation in light of their individual circumstances.
Shareholder Servicing Agent, Custodian and Transfer Agent
The primary custodian of the assets of the Fund is [ ]. [ ]’s principal business address is [ ]. The primary custodian performs custodial and fund accounting services as well as sub-administrative and compliance services on behalf of the Fund. [ ] also serves as a custodian of the Fund for the purpose of processing investor subscriptions and repurchases. [ ]’s principal business address is 1010 Grand Boulevard, Kansas City, MO 64106.
[ ] serves as the Fund’s transfer agent, registrar, dividend disbursement agent and shareholder servicing agent, as well as agent for the Fund’s Dividend Reinvestment Plan.
Legal Matters
Certain legal matters will be passed on for the Fund by Dechert LLP, 1900 K Street, Washington, DC 20001.
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP (“PwC”) 1100 Walnut Street, Suite 1300, Kansas City, MO 64106 serves as independent registered public accounting firm for the Fund. PwC provides audit services, tax assistance and consultation in connection with review of SEC and IRS filings.

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Interval Funds

Appendix A
Description of Securities Ratings
The Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s, Standard & Poor’s or Fitch, or, if unrated, determined by PIMCO to be of comparable quality). The percentage of the Fund’s assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:
High Quality Debt Securities  are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by PIMCO.
Investment Grade Debt Securities  are those rated in one of the four highest rating categories, or, if unrated, deemed comparable by PIMCO.
Below Investment Grade High Yield Securities (“Junk Bonds”),  are those rated lower than Baa by Moody’s, BBB by Standard & Poor’s or Fitch, and comparable securities. They are deemed predominantly speculative with respect to the issuer’s ability to repay principal and interest.
The following is a description of Moody’s, Standard & Poor’s and Fitch’s rating categories applicable to fixed income securities.
Moody’s Investors Service, Inc.
Global Long-Term Rating Scale
Ratings assigned on Moody’s global long-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of eleven months or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.
Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B: Obligations rated B are considered speculative and are subject to high credit risk.
Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*
* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Medium-Term Note Program Ratings
Moody’s assigns provisional ratings to medium-term note (MTN) or similar programs and definitive ratings to the individual debt securities issued from them (referred to as drawdowns or notes).
MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g., senior or subordinated). To capture the contingent nature of a program rating, Moody’s assigns provisional ratings to MTN programs. A provisional rating is denoted by a (P) in front of the rating.
The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer’s default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.
Moody’s encourages market participants to contact Moody’s Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.
Global Short-Term Rating Scale
Ratings assigned on Moody’s global short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

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Prospectus

P-1: Ratings of Prime-1 reflect a superior ability to repay short-term obligations.
P-2: Ratings of Prime-2 reflect a strong ability to repay short-term obligations.
P-3: Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.
NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
National Scale Long-Term Ratings
Moody’s long-term National Scale Ratings (NSRs) are opinions of the relative creditworthiness of issuers and financial obligations within a particular country. NSRs are not designed to be compared among countries; rather, they address relative credit risk within a given country. Moody’s assigns national scale ratings in certain local capital markets in which investors have found the global rating scale provides inadequate differentiation among credits or is inconsistent with a rating scale already in common use in the country.
In each specific country, the last two characters of the rating indicate the country in which the issuer is located or the financial obligation was issued (e.g., Aaa.ke for Kenya).
Aaa.n: Issuers or issues rated Aaa.n demonstrate the strongest creditworthiness relative to other domestic issuers and issuances.
Aa.n: Issuers or issues rated Aa.n demonstrate very strong creditworthiness relative to other domestic issuers and issuances.
A.n: Issuers or issues rated A.n present above-average creditworthiness relative to other domestic issuers and issuances.
Baa.n: Issuers or issues rated Baa.n represent average creditworthiness relative to other domestic issuers and issuances.
Ba.n: Issuers or issues rated Ba.n demonstrate below-average creditworthiness relative to other domestic issuers and issuances.
B.n: Issuers or issues rated B.n demonstrate weak creditworthiness relative to other domestic issuers and issuances.
Caa.n: Issuers or issues rated Caa.n demonstrate very weak creditworthiness relative to other domestic issuers and issuances.
Ca.n: Issuers or issues rated Ca.n demonstrate extremely weak creditworthiness relative to other domestic issuers and issuances.
C.n: Issuers or issues rated C.n demonstrate the weakest creditworthiness relative to other domestic issuers and issuances.
Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
National Scale Short-Term Ratings
Moody’s short-term NSRs are opinions of the ability of issuers or issuances in a given country, relative to other domestic issuers or issuances, to repay debt obligations that have an original maturity not exceeding thirteen months. Short-term NSRs in one country should not be compared with short-term NSRs in another country, or with Moody’s global ratings. There are four categories of short-term national scale ratings, generically denoted N-1 through N-4 as defined below.
In each specific country, the first two letters indicate the country in which the issuer is located (e.g., KE-1 through KE-4 for Kenya).
N-1: N-1 issuers or issuances represent the strongest likelihood of repayment of short-term debt obligations relative to other domestic issuers or issuances.
N-2: N-2 issuers or issuances represent an above average likelihood of repayment of short-term debt obligations relative to other domestic issuers or issuances.
N-3: N-3 issuers or issuances represent an average likelihood of repayment of short-term debt obligations relative to other domestic issuers or issuances.
N-4: N-4 issuers or issuances represent a below average likelihood of repayment of short-term debt obligations relative to other domestic issuers or issuances.
The short-term rating symbols P-1.za, P-2.za, P-3.za and NP.za are used in South Africa.
Short-Term Obligation Ratings
The Municipal Investment Grade (MIG) scale is used for US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, the MIG scale is used for bond anticipation notes with maturities of up to five years.
MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
Demand Obligation Ratings
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon-demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the Variable Municipal Investment Grade (VMIG) scale.

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VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.
VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.
VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.
SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.
Standard & Poor’s Ratings Services
Long-Term Issue Credit Ratings
Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ (“S&P”) analysis of the following considerations:
◾
Likelihood of payment—capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;
◾
Nature and provisions of the financial obligation and the promise S&P imputes; and
◾
Protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
Investment Grade
AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.
BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
Speculative Grade
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.
B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.
CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.
C: An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
D: An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.
NR: This indicates that a rating has not been assigned or is no longer assigned.
Plus (+) or minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

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Prospectus

Short-Term Issue Credit Ratings
A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.
A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.
A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.
B: A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.
C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D: A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.
Dual Ratings: Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+‘ or ‘A-1+/ A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+‘).
Active Qualifiers
S&P uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a ‘p’ qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.
L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.
p: This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.
prelim: Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P of appropriate documentation. S&P reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.
◾
Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.
◾
Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation, and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).
◾
Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P’s opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.
◾
Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P would likely withdraw these preliminary ratings.
◾
A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

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Interval Funds

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.
cir: This symbol indicates a Counterparty Instrument Rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.
Inactive Qualifiers (no longer applied or outstanding)
*:This symbol indicated that the rating was contingent upon S&P receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.
c: This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer was lowered to below an investment-grade level and/or the issuer’s bonds were deemed taxable. Discontinued use in January 2001.
G: The letter ‘G’ followed the rating symbol when a fund’s portfolio consisted primarily of direct U.S. government securities.
i: This suffix was used for issues in which the credit factors, terms, or both that determine the likelihood of receipt of payment of interest are different from the credit factors, terms, or both that determine the likelihood of receipt of principal on the obligation. The 'i' suffix indicated that the rating addressed the interest portion of the obligation only. The 'i' suffix was always used in conjunction with the 'p' suffix, which addresses likelihood of receipt of principal. For example, a rated obligation could have been assigned a rating of 'AAApNRi' indicating that the principal portion was rated 'AAA' and the interest portion of the obligation was not rated.
pi: This qualifier was used to indicate ratings that were based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. Such ratings did not, however, reflect in-depth meetings with an issuer’s management and therefore, could have been based on less comprehensive information than ratings without a ‘pi’ suffix. Discontinued use as of December 2014 and as of August 2015 for Lloyd’s Syndicate Assessments.
pr: The letters ‘pr’ indicate that the rating was provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.
q: A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.
r: The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation would not exhibit extraordinary noncredit-related risks. S&P discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.
Fitch Ratings
Long-Term Credit Ratings
Investment Grade
Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (“IDRs”). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance, and public finance. IDRs opine on an entity’s relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.
In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.
AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
Speculative Grade
BB: Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

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Prospectus

B: Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC: Substantial credit risk. Very low margin for safety. Default is a real possibility.
CC: Very high levels of credit risk. Default of some kind appears probable.
C: Near default.
A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:
a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;
c. the formal announcement by the issuer or their agent of a distressed debt exchange;
d. a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent
RD: Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation but has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and has not otherwise ceased operating. This would include:
i. the selective payment default on a specific class or currency of debt;
ii. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
iii. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.
D: Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business. Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. For example, the rating category ‘AA’ has three notch-specific rating levels (’AA+‘; ’AA’; ‘AA-’; each a rating level). Such suffixes are not added to ‘AAA’ ratings and ratings below the ‘CCC’ category.
Recovery Ratings
Recovery Ratings are assigned to selected individual securities and obligations, most frequently for individual obligations of corporate finance issuers with IDRs in speculative grade categories.
Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.
The Recovery Rating scale is based on the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral.
Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages and analytical judgment, but actual recoveries for a given security may deviate materially from historical averages.
RR1: Outstanding recovery prospects given default. ‘RR1’ rated securities have characteristics consistent with securities historically recovering 91%-100% of current principal and related interest.
RR2: Superior recovery prospects given default. ‘RR2’ rated securities have characteristics consistent with securities historically recovering 71%-90% of current principal and related interest.
RR3: Good recovery prospects given default. ‘RR3’ rated securities have characteristics consistent with securities historically recovering 51%-70% of current principal and related interest.
RR4: Average recovery prospects given default. ‘RR4’ rated securities have characteristics consistent with securities historically recovering 31%-50% of current principal and related interest.
RR5: Below average recovery prospects given default. ‘RR5’ rated securities have characteristics consistent with securities historically recovering 11%-30% of current principal and related interest.
RR6: Poor recovery prospects given default. ‘RR6’ rated securities have characteristics consistent with securities historically recovering 0%-10% of current principal and related interest.
Short-Term Credit Ratings
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention (a long-term rating can also be used to rate

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Interval Funds

an issue with short maturity). Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.
F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C: High short-term default risk. Default is a real possibility.
RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

A-7  Prospectus | Interval Funds

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The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.
Subject to Completion, Dated [ ], 2022
PIMCO FLEXIBLE REAL ESTATE INCOME FUND
Statement of Additional Information
[ ], 2022
PIMCO Flexible Real Estate Income Fund (the “Fund”) is a non-diversified, closed-end management investment company that continuously offers its shares of beneficial interest, par value of $0.00001 per share (the “Common Shares”), and is operated as an “interval fund.” This registration statement offers one class of Common Shares: Institutional Class.
This Statement of Additional Information relating to the Common Shares of the Fund is not a prospectus, and should be read in conjunction with the Fund’s prospectus relating thereto dated [ ], as supplemented from time to time (the “Prospectus”). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Shares, and investors should obtain and read the Prospectus prior to purchasing such shares.
Pacific Investment Management Company LLC (“PIMCO” or the “Investment Manager”), 650 Newport Center Drive, Newport Beach, California 92660, is the investment manager to the Fund.
A copy of the Prospectus and annual or semi-annual reports for the Fund may be obtained, when available, free of charge at the telephone number and address listed below or by visiting www.pimco.com.
PIMCO Flexible Real Estate Income Fund
Regulatory Document Request
650 Newport Center Drive
Newport Beach, California 92660
Telephone: 844.312.2113
Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.
This Statement of Additional Information is dated [ ], 2022.

i

THE FUND
The Fund is a newly organized, non-diversified, closed-end management investment company that continuously offers its Common Shares and is operated as an “interval fund.” The Fund was organized as a Delaware statutory trust on November 23, 2021, pursuant to the Declaration of Trust, which is governed by the laws of The State of Delaware. The Fund has one class of Common Shares: Institutional Class.
1

INVESTMENT OBJECTIVES
The Fund’s primary investment objective is to provide current income with a secondary objective of long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objectives.
Unless a strategy or policy described below is specifically prohibited by the investment restrictions listed in the Prospectus, by the investment restrictions under “Investment Restrictions” in this Statement of Additional Information, or by applicable law, the Fund may engage in each of the practices described below. However, the Fund is not required to engage in any particular transaction or purchase any particular type of securities or investment even if to do so might benefit the Fund. Unless otherwise stated herein, all investment policies of the Fund may be changed by the Board of Trustees (the “Board” or “Board of Trustees”) without shareholder approval. In addition, the Fund may be subject to restrictions on its ability to utilize certain investments or investment techniques. Unless otherwise stated herein, these additional restrictions may be changed with the consent of the Board but without approval by or notice to shareholders.
INVESTMENT RESTRICTIONS
Fundamental Investment Restrictions
The Fund may not:
(1)
Except for real estate investments and mortgage-related assets as described in the next sentence, purchase any security if as a result 25% or more of the Fund’s total assets (taken at current value at the time of investment) would be invested in a single industry (for purposes of this restriction, investment companies are not considered to be part of any industry). As a fundamental policy, the Fund will normally invest at least 25% of its total assets (i.e., concentrate) in real estate investments and mortgage-related assets issued by government agencies or other governmental entities or by private originators or issuers, which for purposes of this investment restriction the Fund treats collectively as an industry or group of industries (for purposes of this restriction, investment companies are not considered to be part of any industry).
(2)
Purchase or sell commodities or commodities contracts or oil, gas or mineral programs, except to the extent permitted under the 1940 Act, as interpreted, modified, or otherwise permitted from time to time by regulatory authority having jurisdiction. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectus and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other derivative instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.
(3)
Borrow money or issue any senior security, except to the extent permitted under the 1940 Act and as interpreted, modified, or otherwise permitted from time to time by regulatory authority having jurisdiction.
(4)
Make loans, except to the extent permitted under the 1940 Act, as interpreted, modified, or otherwise permitted from time to time by regulatory authority having jurisdiction.
(5)
Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.
In addition, the Fund has adopted the following fundamental policies with respect to repurchase offers, which may not be changed without the approval of the holders of a majority of the Fund’s outstanding Common Shares and, if issued Preferred Shares, voting together as a single class, and if issued, of the holders of a majority of the outstanding Preferred Shares voting as a separate class:
(a)
The Fund will make quarterly repurchase offers pursuant to Rule 23c-3 under the 1940 Act, as it may be amended from time to time and, as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction.
(b)
The Fund will repurchase shares that are tendered by a specific date (the “Repurchase Request Deadline”), which will be established by the Board in accordance with Rule 23c-3, as amended from time to time. Rule 23c-3 requires the Repurchase Request Deadline to be no less than 21 and no more than 42 days after the Fund sends notification to shareholders of the repurchase offer.
(c)
There will be a maximum fourteen (14) calendar day period (or the next business day if the 14th calendar day is not a business day) between the Repurchase Request Deadline and the date on which the Fund’s net asset value (“NAV”) applicable to the repurchase offer is determined (the “Repurchase Pricing Date”).
Non-Fundamental Restrictions
The Fund’s investment objectives and investment strategies are not fundamental and may be changed by the Board without shareholder approval.
Other Information Regarding Investment Restrictions
Subject to the Fund’s self-imposed limitations, if any, as they may be amended from time to time, the Fund interprets its policies with respect to leverage and borrowing, issuing senior securities and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to exemptive order of the SEC.
Currently, under the 1940 Act, the Fund may generally not lend money or property to any person, directly or indirectly, if such person controls or is under common control with the Fund, except for a loan from the Fund to a company that owns all of the outstanding securities of the Fund, except trustees’ and qualifying stock.
The phrase “shareholder approval,” as used in the Prospectus and this Statement of Information, and the phrase a “majority of the outstanding,” when used with respect to particular shares of the Fund (whether voting together as a single class or voting as separate classes), means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less.
Unless otherwise indicated, all limitations applicable to the Fund’s investments apply only at the time of investment. Any subsequent change in the percentage of the Fund’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Fund’s total assets, will not require the Fund to dispose of an investment.
Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.
To the extent the Fund covers its commitment under a reverse repurchase agreement, dollar roll or derivative instrument by the designation of assets determined to be liquid by PIMCO, equal in value to the amount of the Fund’s commitment, such instrument will not be considered a “senior security” for purposes of the Fund’s limitations on borrowings.
For purposes of applying the terms of the Fund’s policy in the first sentence of paragraph (1) above in “Fundamental Investment Restrictions” (the “industry concentration policy”), PIMCO will, on behalf of the Fund, make reasonable determinations as to the appropriate industry classification to assign to each security or instrument in which the Fund invests. The definition of what constitutes a particular “industry” is an evolving one, particularly for industries or sectors within industries that are new or are undergoing rapid development. Some securities could reasonably fall within more than one industry category. The Fund’s industry concentration policy does not preclude it from focusing investments in issuers or a group of related industrial sectors (such as different types of utilities). For purposes of the industry concentration policy, investments in securities of a single foreign government represent investments in a separate industry, although currency positions are not considered to be an investment in a foreign government for these purposes. ABS (other than mortgage-backed securities) that are issued or guaranteed as to principal or interest by the U.S. government or its agencies or instrumentalities are not subject to the Fund’s industry concentration policy, by virtue of the exclusion from that test available to all U.S. government securities. Similarly, tax-exempt municipal bonds issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies and authorities are not subject to the Fund’s industry concentration policy.
To the extent that an underlying investment company in which the Fund invests has adopted a policy to concentrate its investments in a particular industry, the Fund will, to the extent applicable, take such underlying investment company’s concentration policy into consideration for purposes of the Fund’s own industry concentration policy.
For purposes of applying the terms of the policy in the second sentence of paragraph (1) above, mortgage-related assets means any security, instrument or other asset that is related to U.S. or non U.S. mortgages, including those issued by private originators or issuers, or issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or by non-U.S. governments or authorities, such as, without limitation, securities representing interests in, collateralized or backed by, or whose values are determined in whole or in part by reference to any number of mortgages or pools of mortgages or the payment experience of such mortgages or pools of mortgages, including REMICs, which could include Re-REMICs, mortgage pass-through securities, inverse floaters, collateralized mortgage obligations, collateralized loan obligations, multiclass pass-through securities, private mortgage pass-through securities, stripped mortgage securities (generally interest-only and principal-only securities), mortgage-related asset backed securities and mortgage-related loans (including through participations, assignments, originations and whole loans), including commercial and residential mortgage loans. Such mortgage loans may include reperforming loans, which are loans that have previously been delinquent but are current at the time securitized. Exposures to mortgage-related assets through derivatives or other financial instruments will be considered investments in mortgage-related assets.
For purposes of the Fund’s investment policy adopted pursuant to Rule 35d-1 under the 1940 Act (the “80% investment policy”), the Fund values its derivative instruments based on their market value. For purposes of its investment policies and restrictions other than the 80% investment policy, the Fund may value derivative instruments at market value, notional value or full exposure value (i.e., the sum of the notional amount for the contract plus the market value), or any combination of the foregoing (e.g., notional value for purposes of calculating the numerator and market value for purposes of calculating the denominator for compliance with a particular policy or restriction). For example, the Fund may value credit default swaps at full exposure value for purposes of any quality guidelines because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s Prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.
From time to time, the Fund may voluntarily participate in actions (for example, rights offerings, conversion privileges, exchange offers, credit event settlements, etc.) where the issuer or counterparty offers securities or instruments to holders or counterparties, such as the Fund, and the acquisition is determined to be beneficial to Fund shareholders (“Voluntary Action”). Notwithstanding any percentage investment limitation listed under this “Investment Restrictions” section or any percentage investment limitation of the 1940 Act or rules thereunder, if the Fund has the opportunity to acquire a permitted security or instrument through a Voluntary Action, and the Fund will exceed a percentage investment limitation following the acquisition, it will not constitute a violation if, prior to the receipt of the securities or instruments and after announcement of the offering, the Fund sells an offsetting amount of assets that are subject to the investment limitation in question at least equal to the value of the securities or instruments to be acquired.
Unless otherwise indicated, all percentage limitations on Fund investments (as stated throughout this Statement of Additional Information or in the Prospectus) that are not: (i) specifically included in this “Investment Restrictions” section; or (ii) imposed by the 1940 Act, rules thereunder, the Code or related regulations (the “Elective Investment Restrictions”), will apply only at the time of investment unless the acquisition is a Voluntary Action. The percentage limitations and absolute prohibitions with respect to Elective Investment Restrictions are not applicable to the Fund's acquisition of securities or instruments through a Voluntary Action.

The Fund may engage in roll-timing strategies where the Fund seeks to extend the expiration or maturity of a position, such as a forward contract, futures contract or TBA transaction, on an underlying asset by closing out the position before expiration and contemporaneously opening a new position with respect to the same underlying asset that has substantially similar terms except for a later expiration date. Such “rolls” enable the Fund to maintain continuous investment exposure to an underlying asset beyond the expiration of the initial position without delivery of the underlying asset. Similarly, as certain standardized swap agreements transition from OTC trading to mandatory exchange-trading and clearing due to the implementation of Dodd-Frank Act regulatory requirements, the Fund may “roll” an existing OTC swap agreement by closing out the position before expiration and contemporaneously entering into a new exchange-traded and cleared swap agreement on the same underlying asset with substantially similar terms except for a later expiration date. These types of new positions opened contemporaneous with the closing of an existing position on the same underlying asset with substantially similar terms are collectively referred to as “Roll Transactions.” Elective Investment Restrictions (defined in the preceding paragraph), which normally apply at the time of investment, do not apply to Roll Transactions (although Elective Investment Restrictions will apply to the Fund’s entry into the initial position). In addition and notwithstanding the foregoing, for purposes of this policy, those Non-Fundamental Investment Restrictions that are considered Elective Investment Restrictions for purposes of the policy on Voluntary Actions (described in the preceding paragraph) are also Elective Investment Restrictions for purposes of this policy on Roll Transactions. The Fund will test for compliance with Elective Investment Restrictions at the time of the Fund’s initial entry into a position, but the percentage limitations and absolute prohibitions set forth in the Elective Investment Restrictions are not applicable to the Fund’s subsequent acquisition of securities or instruments through a Roll Transaction.
Recently finalized Financial Industry Regulatory Authority (“FINRA”) rules include mandatory margin requirements for the TBA market that require the Fund to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the Fund’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Fund and impose added operational complexity.
The Fund has investment policies, limitations, or practices that are applicable “normally” or under “normal circumstances” or “normal market conditions” (as stated above and elsewhere in this Offering Memorandum Supplement or in the Offering Memorandum). Pursuant to the discretion of PIMCO, these investment policies, limitations, or practices may not apply during periods of abnormal purchase or redemption activity or during periods of unusual or adverse market, economic, political or other conditions. Such market, economic or political conditions may include periods of abnormal or heightened market volatility, strained credit and/or liquidity conditions, or increased governmental intervention in the markets or industries. During such periods, the Fund may not invest according to its principal investment strategies or in the manner in which its name may suggest, and may be subject to different and/or heightened risks. It is possible that such unusual or adverse conditions may continue for extended periods of time.
INVESTMENT POLICIES AND TECHNIQUES
The following information supplements the discussion of the Fund’s investment policies and techniques in the prospectus.
Under normal circumstances, the Fund’s investment strategy is expected to primarily be to acquire stabilized, income-oriented commercial real estate and debt secured by commercial real estate (“CRE”). Under normal circumstances, the Fund’s portfolio is expected to be principally comprised of properties, and debt secured by properties, primarily located in the United States but may also be diversified on a global basis through investments in properties and debt secured by properties outside of the United States. To a lesser extent, and subject to the investment limitations described herein, the Fund also may invest in real estate-related securities. The Fund’s property investments are expected to be structured through privately-owned operating entities that hold whole or partial interests in real properties. To a lesser extent, the Fund may also make investments in traded real estate-related securities such as mortgage-backed securities and equity or debt securities issued by real estate investment trusts (“REITs”) or real estate-related investment companies.
Investments in Real Estate
Ground Leases.  The Fund may invest from time to time in real estate properties that are subject to ground leases. As a lessee under a ground lease, the Fund may be exposed to the possibility of losing the property upon termination, or an earlier breach by us, of the ground lease, which may adversely impact our investment performance. Furthermore, ground leases generally provide for certain provisions that limit the ability to sell certain properties subject to the lease. In order to assign or transfer rights and obligations under certain ground leases, the Fund will generally need to obtain consent of the landlord of such property, which, in turn, could adversely impact the price realized from any such sale.
Potential Investment Structures.  The Fund’s property investments in each primary strategy are expected to be structured through privately-owned operating entities or private real estate operating companies which hold whole or partial interests in real properties. The Fund expects to pursue these investments through various transaction types, such as large single asset purchases, portfolio purchases, platform build-ups and public to private transactions. The Fund may also enter into joint ventures with third parties to make investments. The Fund may also make investments in partnerships or other co-ownership arrangements or participations arrangements with other investors, including affiliates, to acquire properties.
The Fund has applied for exemptive relief from the SEC that permits it to, among other things, co-invest with certain other persons, including certain affiliates of the Investment Manager and certain public or private funds managed by the Investment Manager and its affiliates, subject to certain terms and conditions. Any such exemptive order from the SEC with respect to co-investments will impose extensive conditions on the terms of any co-investment made by an affiliate of the Fund. However, there is no assurance that such relief will be granted.
Wholly Owned Subsidiaries.  The Fund may invest in commercial real estate through one or more wholly-owned operating entities. Commercial real estate investments through these wholly owned subsidiaries may include fee simple, leasehold ownership, debt instruments or a partnership/limited liability company interest in the underlying real estate. Unlike investments through joint venture entities, the Fund will maintain complete ownership of the underlying commercial real estate held by a wholly owned subsidiary and as a result, the Fund will bear all risks associated with the underlying commercial real estate. However, depending upon the investment structure, the Fund will have greater flexibility as to the renovation, redevelopment, repositioning, disposition, restructuring or payoff of an underlying commercial real estate investment held by the wholly owned subsidiary because the Fund will be in a position to exercise sole decision-making authority with respect to such underlying commercial real estate. Further, investments in real estate made through a wholly owned subsidiary will not be subject to the risk of bankruptcy of a third party or failure of such third party to fund any required capital contributions, or the risk of disputes between the Fund and its joint venture partners that could result in litigation or arbitration that would increase the Fund’s expenses. With regard to debt instruments, the collateral is subject to risks of delinquency, foreclosure and loss of principal. In certain structures, it is common for the rights of debt holders, to be governed by intercreditor or interlender agreements, which may limit the Fund’s ability to pursue remedies.
Joint Venture Entities.  The Fund may enter into joint ventures with third parties, including partnerships, co-tenancies and other co-ownership arrangements or participations with mortgage or investment banks, financial institutions, real estate developers, owners, or other third parties for the purpose of owning or operating real estate through joint venture entities. In such event, the Fund would not be in a position to exercise sole decision-making authority regarding the underlying real estate held by the joint venture entity, and as a result the Fund may also be subject to the potential risk of impasses on decisions, such as a sale, foreclosure and restructuring because neither it nor its joint venture partners would have full control over the investments held by the joint venture entity. See “Risks—Joint Venture Risk” in the prospectus. Unlike investments in a wholly owned subsidiary, investments in joint venture entities may, under certain circumstances, involve risks related to the involvement of a third party, including the possibility that the Fund’s joint venture partners might become bankrupt or fail to fund their required capital contributions. The Fund expects that the other third party joint venture partners that will invest alongside the Fund in a joint venture entity will generally be third-party or affiliated property managers or institutional investors such as public pension funds, corporate pension funds, investment funds and companies and qualified trusts forming part of an endowment or charitable foundation.
The Fund has not established safeguards it will apply to, or that will be required in, the joint venture entities. Any particular safeguards the Fund will require for investments in joint venture entities will be determined on a case-by-case basis after the Investment Manager considers all facts it believes are relevant, such as the nature and attributes of the Fund’s potential joint venture entity partner, the proposed structure of the joint venture entity, the nature of the operations, liabilities and assets the joint venture entity may conduct or own, and the proportion of the size of the Fund’s interest when compared to the interests owned by other joint venture entity party. The Fund expects to consider specific safeguards to address potential consequences relating to:

•
The management of the joint venture, such as obtaining certain approval rights in joint ventures the Fund does not control or providing for procedures to address decisions in the event of an impasse if the Fund shares control of the joint venture.
•
The Fund’s ability to exit a joint venture, such as requiring buy/sell rights, redemption rights or forced liquidation under certain circumstances.
•
The Fund’s ability to control transfers of interests held by other parties in the joint venture, such as requiring consent, right of first refusal or forced redemption rights in connection with transfers.
•
The Fund’s qualification as a REIT for U.S. federal income tax purposes.
Investments in Publicly Traded Real Estate Securities
MBS
The following describes certain characteristics of mortgage-backed securities (“MBS”), which includes RMBS and CMBS. It should be noted that new types of MBS are developed and marketed from time to time and that, consistent with its investment limitations, the Fund may invest in those new types of MBS that the Investment Manager believes may assist it in achieving the Fund’s investment objectives.
Yield Characteristics.   Interest and principal payments on MBS are typically made monthly, and principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity.
Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates. Accordingly, amounts available for reinvestment by the Fund are likely to be greater during a period of relatively low interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of relatively high interest rates. MBS may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.
Guaranteed Mortgage Pass-Through Securities.  Mortgage pass-through securities represent participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities. Any guarantee of such securities runs only to principal and interest payments on the securities and not to the market value of such securities or the principal and interest payments on the underlying mortgages. In addition, the guarantee only runs to the portfolio securities held by the Fund and not to the purchase of Common Shares. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. Guaranteed mortgage pass-through securities are often sold on a to-be-acquired or “TBA” basis. Such securities are typically sold one to three months in advance of issuance, prior to the identification of the underlying pools of mortgage securities but with the interest payment provisions fixed in advance. The underlying pools of mortgage securities are identified shortly before settlement and must meet certain parameters.
The guaranteed mortgage pass-through securities in which the Fund may invest may include those issued or guaranteed by the Government National Mortgage Association (“Ginnie Mae Certificates”), the Federal National Mortgage Association (“Fannie Mae Certificates”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac Certificates”).

Ginnie Mae Certificates.  Ginnie Mae is a wholly-owned United States corporation within the Department of Housing and Urban Development. The full faith and credit of the U.S. government is pledged to the payment of amounts that may be required to be paid under any guarantee, but not as to the market value of such securities. The Ginnie Mae Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be Federal Housing Administration Loans (“FHA Loans”) or Veterans’ Administration Loans (“VA Loans”) and, except as otherwise specified above, will be fully amortizing loans secured by first liens on one- to four-family housing units.
Fannie Mae Certificates.  Fannie Mae is a government sponsored corporation which is subject to general regulation by the Secretary of Housing and Urban Development. Each Fannie Mae Certificate will entitle the registered holder thereof to receive amounts representing such holder’s pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate’s pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder’s proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each Fannie Mae Certificate, but not the market value thereof, will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the U.S. government. Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects.
Freddie Mac Certificates.  Freddie Mac is a stockholder owned corporation created pursuant to the Emergency Home Finance Act of 1970, as amended (the “FHLMC Act”), and subject to general regulation by the Department of Housing and Urban Development. Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal or the market value of the securities. Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following: (i) foreclosure sale; (ii) payment of a claim by any mortgage insurer; or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.
Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a “Freddie Mac Certificate group”) purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.
Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, such as securities issued by Ginnie Mae, this guarantee does not apply to losses resulting from declines in the market value of these securities. Some MBS that the Fund may hold are not guaranteed or backed by the full faith and credit of the U.S. government, such as those issued by Fannie Mae and Freddie Mac. Although the U.S. government has recently provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

Corporate Bonds
The Fund may invest in corporate bonds, including corporate bonds of real estate-related companies. Corporate bonds include a wide variety of debt obligations of varying maturities issued by U.S. and foreign corporations (including banks) and other business entities. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures and similar instruments and securities. The Fund will invest in U.S. dollar-denominated corporate bonds and may also invest in bonds denominated in foreign currencies in accordance with the Fund’s investment objective and policies as described in the Prospectus.
The Fund has the flexibility to invest in corporate bonds that are below investment grade quality. Corporate bonds rated below investment grade quality (that is, rated below “BBB-” by Standard & Poor’s Corporation (“S&P”) or Fitch Ratings, Inc. (“Fitch”), below “Baa3” by Moody’s Investors Service, Inc. (“Moody’s”) or comparably rated by another nationally recognized statistical rating organization (“NRSRO”)) are commonly referred to as “high yield” securities or “junk bonds.” Issuers of securities rated BB+/Ba1 are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions which could adversely affect such payment capacity. Corporate bonds rated BBB- or Baa3 or above are considered “investment grade” securities. Corporate bonds rated Baa are considered medium grade obligations that lack outstanding investment characteristics and have speculative characteristics, while corporate bonds rated BBB are regarded as having adequate capacity to pay principal and interest. Corporate bonds rated below investment grade quality are obligations of issuers that are considered predominately speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Corporate bonds rated below investment grade tend to be less marketable than higher-quality securities because the market for them is less broad. The market for corporate bonds unrated by any NRSRO is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its portfolio securities. The Fund will be more dependent on the Investment Manager research and analysis when investing in these securities.
A general description of Moody’s, S&P’s and Fitch’s ratings of bonds is set forth in Appendix A of the Prospectus. The ratings of Moody’s, S&P and Fitch generally represent their opinions as to the quality of the bonds they rate. It should be emphasized, however, that such ratings are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk and liquidity of the securities. Consequently, bonds with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield.
Subject to rating agency guidelines, the Fund may invest a significant portion of its assets in broad segments of the bond market. If the Fund invests a significant portion of its assets in one segment, the Fund will be more susceptible to economic, business, political, regulatory and other developments generally affecting issuers in such segment of the corporate bond market.
Zero-Coupon Bonds, Step-Ups and Payment-In-Kind Securities
The Fund may invest directly or indirectly in zero-coupon securities, “step-ups” and PIKs. Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations. Like zero-coupon bonds, “step-up” bonds pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which rate may increase at stated intervals during the life of the security. PIKs are debt obligations that pay “interest” in the form of other debt obligations instead of cash. Each of these instruments is normally issued and traded at a deep discount from face value. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero-coupon bonds, step-ups and PIKs generally are more volatile than the market prices of debt instruments that pay interest currently and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality.
In order to satisfy a requirement for qualification as a “real estate investment trust” under the Code, an investment company, such as the Fund, must distribute each year at least 90% of its net investment income, including the original issue discount(“OID”) accrued on zero-coupon bonds, step-ups and PIKs. Because the Fund will not, on a current basis, receive cash payments from the issuer of these securities in respect of any accrued OID, in some years, the Fund may have to sell other portfolio holdings in order to obtain cash to satisfy the distribution requirements under the Code even though investment considerations might otherwise make it undesirable for the Fund to sell securities at such time. Under many market conditions, investments in zero-coupon bonds, step-ups and PIKs may be illiquid, making it difficult for the Fund to dispose of them or determine their current value.
Variable and Floating Rate Debt Obligations
The Fund may invest in floating rate debt instruments, including senior loans. Variable and floating rate securities are securities that pay interest at rates that adjust whenever a specified interest rate changes, float at a fixed margin above a generally recognized base lending rate and/or reset or are redetermined (e.g., pursuant to an auction) on specified dates (such as the last day of a month or calendar quarter). These instruments may include, without limitation, variable-rate preferred securities, bank loans, money market instruments and certain types of mortgage-backed and other asset backed instruments. Due to their variable- or floating-rate features, these instruments will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. For the same reason, the market value of a variable- or floating-rate instrument is generally expected to have less sensitivity to fluctuations in market interest rates than a fixed-rate instrument, although the value of a floating-rate instrument may nonetheless decline as interest rates rise and due to other factors, such as changes in credit quality.
The Fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or U.S. Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, the Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.
The Fund may also invest without limit in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. See “Mortgage-Related and Other Asset-Backed Instruments Risk” in the Prospectus. The Fund’s investments in variable- and floating-rate securities may require the Fund to accrue and distribute income not yet received. As a result, in order to generate cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it would otherwise have continued to hold. See “Certain U.S. Federal Income Tax Considerations.”
High Yield Securities (“Junk Bonds”) and Securities of Distressed Companies
The Fund may invest without limit in debt instruments that are, at the time of purchase, rated below investment grade (below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB- by either S&P Global Ratings (“S&P”) or Fitch, Inc. (“Fitch”)), or unrated but determined by PIMCO to be of comparable quality. The Fund may also invest in defaulted securities and debtor-in-possession financings. A description of the ratings categories used is set forth in Appendix A to the Prospectus.
A security is considered to be below “investment grade” quality if it is either (1) not rated in one of the four highest rating categories by one of the nationally recognized statistical rating organizations (“NRSROs”) (i.e., rated Ba or below by Moody’s, BB or below by S&P or BB or below by Fitch) or (2) if unrated, determined by PIMCO to be of comparable quality. Investments in securities rated below investment grade are described as “speculative” by Moody’s, S&P and Fitch and are commonly referred to as “high yield” securities or “junk bonds.” Additional information about Moody’s, S&P’s and Fitch’s securities ratings is included in Appendix A to the Prospectus.
Investment in lower rated corporate debt securities (“high yield” securities or “junk bonds”) and securities of distressed companies generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but it also typically entails greater price volatility and principal and income risk. Securities of distressed companies include both debt and equity securities. High yield securities and debt securities of distressed companies are regarded as predominantly speculative with respect to the issuer’s continuing ability to make timely principal and interest payments. Issuers of high yield and distressed company securities may be involved in restructurings or bankruptcy proceedings that may not be successful. Analysis of the creditworthiness of issuers of debt securities that are high yield or debt securities of distressed companies may be more complex than for issuers of higher quality debt.
The Fund’s investment in high yield securities, debt securities of distressed companies and unrated securities of similar credit quality may subject it to greater levels of credit risk, call (or “repayment”) risk and liquidity risk than funds that do not invest in such securities. These securities are considered predominately speculative with respect to an issuer’s continuing ability to make timely principal and interest payments, and may be more volatile than other types of securities. An economic downturn or individual corporate developments could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities at an advantageous time or price.
A projection of an economic downturn, for example, could cause a decline in prices of high yield securities and debt securities of distressed companies because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities, and a high yield security may lose significant market value before a default occurs. If an issuer defaults, in addition to risking payment of all or a portion of interest and principal, the Fund, by investing in such securities, may incur additional expenses to seek recovery of its investments. In the case of securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.
High yield and distressed company securities and securities of distressed companies may have the right to “call” or redeem the issue prior to maturity, which may result in the Fund having to reinvest the proceeds in other high yield securities that may pay lower interest rates. The Fund may also be subject to greater levels of liquidity risk than funds that do not invest in these securities. In addition, the high yield securities and securities of distressed companies in which the Fund invests may not be listed on any exchange and a secondary market for such securities may be comparatively less liquid relative to markets for other more liquid fixed income securities. Consequently, transactions in high yield and distressed company securities may involve greater costs than transactions in more actively traded securities, which could adversely affect the price at which the Fund could sell a high yield or distressed company security, and could adversely affect the daily net asset value of the shares. A lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make high yield and distressed company debt more difficult to sell at an advantageous time or price than other types of securities or instruments. These factors may result in the Fund being unable to realize full value for these securities and/or may result in the Fund not receiving the proceeds from a sale of a high yield or distressed company security for an extended period after such sale, each of which could result in losses to the Fund. Because of the risks involved in investing in high yield securities and securities of distressed companies, an investment in the Fund should be considered speculative.
Analysis of the creditworthiness of issuers of high yield securities and distressed company securities may be more complex than for issuers of higher quality debt securities, and achievement of the Fund’s investment objectives may, to the extent of its investments in high yield and distressed company securities, depend more heavily on PIMCO’s creditworthiness analysis than would be the case if the Fund were investing in higher quality securities.
High yield securities structured as “zero-coupon” bonds or “payment-in-kind” securities (“PIKs”) tend to be especially volatile as they are particularly sensitive to downward pricing pressures from rising interest rates or widening spreads and may require the Fund to make taxable distributions of income greater than the total amount of cash interest the Fund has actually received. Even though such securities do not pay current interest in cash, the Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income on a current basis. Thus, the Fund could be required at times to sell other investments in order to satisfy its distribution requirements (including when it is not advantageous to do so).
The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield security, and could adversely affect the daily net asset value of the shares. Lower liquidity in secondary markets could adversely affect the value of high yield/high risk securities held by the Fund. While lower rated securities typically are less sensitive to interest rate changes than higher rated securities, the market prices of high yield/high risk securities structured as zero coupon bonds or PIKs may be affected to a greater extent by interest rate changes. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market. When secondary markets for high yield and distressed company securities are less liquid than the market for other types of securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.
The use of credit ratings as the sole method of evaluating high yield securities and debt securities of distressed companies can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments of a debt security, not the market value risk of a security. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. PIMCO does not rely solely on credit ratings when selecting debt securities for the Fund and develops its own independent analysis of issuer credit quality. If a credit rating agency changes the rating of a debt security held by the Fund, the Fund may retain the security.
U.S. Government Obligations
Securities issued or guaranteed by U.S. government agencies and instrumentalities include obligations that are supported by: (a) the full faith and credit of the Treasury (e.g., Ginnie Mae Certificates); (b) the limited authority of the issuer or guarantor to borrow from the Treasury (e.g., obligations of Federal Home Loan Banks); or (c) only the credit of the issuer or guarantor (e.g., Freddie Mac Certificates). In the case of obligations not backed by the full faith and credit of the Treasury, the agency issuing or guaranteeing the obligation is principally responsible for ultimate repayment.
Agencies and instrumentalities that issue or guarantee debt securities and that have been established or sponsored by the U.S. government include, in addition to those identified above, the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Intermediate Credit Banks, the Federal Land Banks, Fannie Mae and the Student Loan Marketing Association.
Leverage and Borrowing
Leverage and Borrowing
The Fund currently intends, subject to favorable market conditions, to add leverage to its portfolio by issuing Preferred Shares and may also choose to add leverage through the use of tender option bonds, reverse repurchase agreements, credit default swaps, dollar rolls/buy backs or borrowings, such as through bank loans or commercial paper and/or other credit facilities. The Fund may also enter into transactions other than those noted above that may give rise to a form of leverage including, among others, futures and forward contracts (including foreign currency exchange contracts), total return swaps and other derivative transactions, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions.
The Fund intends to utilize certain kinds of leverage, including, without limitation, tender option bonds, opportunistically and may choose to increase or decrease, or eliminate entirely, its use of leverage over time and from time to time based on PIMCO's assessment of the yield curve environment, interest rate trends, market conditions and other factors. The Fund may also determine to increase its leverage through the issuance of Preferred Shares and, if and when used, may later decrease the leverage that it maintains through any outstanding Preferred Shares through redemptions or tender offers. The Fund may or may not determine to replace reduced leverage (whether via reductions in outstanding Preferred Shares or otherwise) through other sources. The Fund may issue Preferred Shares without the approval of holders of common shares (“Common Shareholders”). If and when the Fund issues Preferred Shares in the future, all costs and expenses relating to the issuance and ongoing maintenance of the Preferred Shares will be borne by the Common Shareholders, and these costs and expenses may be significant. The net proceeds the Fund obtains from the use of tender option bonds, the issuance of any Preferred Shares or other forms of leverage will be invested in accordance with the Fund's investment objectives and policies as described in the Prospectus. So long as the rate of return, net of applicable Fund expenses, on the debt obligations and other investments purchased by the Fund exceeds the dividend rates payable on the Preferred Shares together with the costs to the Fund of the leverage it utilizes and the dividend rates payable on any Preferred Shares, the investment of the Fund's assets attributable to leverage will generate more income than will be needed to pay the costs of the leverage. If so, and all other things being equal, the excess may be used to pay higher dividends to Common Shareholders than if the Fund were not so leveraged.

Under the Act, the Fund is not permitted to issue Preferred Shares unless, immediately after such issuance, the value of the Fund’s total net assets (as defined below) is at least 200% of the liquidation value of any outstanding Preferred Shares and the newly issued Preferred Shares plus the aggregate amount of any senior securities of the Fund representing indebtedness (i.e., such liquidation value plus the aggregate amount of senior securities representing indebtedness may not exceed 50% of the Fund’s total net assets). In addition, should Preferred Shares be issued, the Fund would not be permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund’s total net assets satisfies the above-referenced 200% coverage requirement.
The Act currently also generally prohibits the Fund from engaging in most forms of leverage representing indebtedness (including the use of tender option bonds, to the extent that these instruments are not covered as described below), which does not include Preferred Shares, unless immediately after the issuance of the leverage the Fund has satisfied the asset coverage test with respect to senior securities representing indebtedness prescribed by the Act; that is, the value of the Fund’s total assets less all liabilities and indebtedness not represented by senior securities (for these purposes, “total net assets”) is at least 300% of the senior securities representing indebtedness (effectively limiting the use of leverage through senior securities representing indebtedness to 33 1/3% of the Fund’s total net assets, including assets attributable to such leverage). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, this asset coverage test is satisfied. The Fund may (but is not required to) cover its commitments under tender option bonds or other derivatives instruments by the segregation of liquid assets, or by entering into offsetting transactions or owning positions covering its obligations. Currently (but see “The New SEC Derivatives Rule and Potential Implications for the Fund” above), to the extent that certain of these instruments are so covered, they will not be considered “senior securities” under the Act and related SEC guidance currently in effect, and therefore will not be subject to the Act 300% asset coverage requirement otherwise applicable to forms of senior securities representing indebtedness used by the Fund. However, such instruments, even if covered, represent a form of economic leverage and create special risks. The use of these forms of leverage increases the volatility of the Fund’s investment portfolio and could result in larger losses to Common Shareholders than if these strategies were not used. See “Principal Risks of the Fund—Leverage Risk” in the Prospectus. To the extent that the Fund engages in borrowings, it may prepay a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain asset coverage requirements could result in an event of default.
If and when the Fund issues Preferred Shares, the Fund’s ability to utilize leverage may also be limited by asset coverage requirements and other guidelines imposed by the terms of the Preferred Shares and may be imposed by rating agencies that provide ratings for the Preferred Shares, which may be more restrictive than the limitations imposed by the Act noted above. Please see “Description of Capital Structure and Shares-Preferred Shares.”
Leveraging is a speculative technique and there are special risks and costs involved. The Fund cannot assure you that its use of various forms of leverage (such as tender option bonds), including its anticipated issuance of Preferred Shares, will be successful or result in a higher yield on your Common Shares. When leverage is used, the net asset value of the Common Shares and the yield to Common Shareholders will be more volatile. In addition, dividends paid on any Preferred Shares (including any Preferred Shareholder Gross-Up (as defined and described below)) and interest and other expenses borne by the Fund with respect to its use of tender option bonds or other forms of leverage are borne by the Common Shareholders (and not by any Preferred Shareholders) and result in a reduction of the net asset value of the Common Shares. In addition, because the fees received by the Investment Manager are based on the total managed assets of the Fund, which includes total assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar rolls/buy backs, tender option bonds, borrowings and Preferred Shares that may be outstanding, if any), the Investment Manager has a financial incentive for the Fund to use certain forms of leverage (e.g., tender option bonds and Preferred Shares), which may create a conflict of interest between the Investment Manager, on the one hand, and the Common Shareholders, on the other hand. For purposes of calculating “total managed assets,” the Fund’s derivatives will be valued based on their market value. Please see “Leverage” and “Principal Risks of the Fund-Leverage Risk” for additional information regarding leverage and related risks.
The Fund also may borrow money in order to repurchase its shares or as a temporary measure for extraordinary or emergency purposes, including for the payment of dividends or the settlement of securities transactions which otherwise might require untimely dispositions of portfolio securities held by the Fund.

Reverse Repurchase Agreements
The Fund may enter into reverse repurchase agreements and economically similar transactions for hedging or cash management purposes or to add leverage to its portfolio. See the sections “Leverage” in the Prospectus and “Leverage and Borrowing” above. A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund to another party coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. Such treatment would, among other things, restrict the aggregate of such transaction (plus any other borrowings) to one-third of the Fund’s total assets.
The Fund also may effect simultaneous purchase and sale transactions that are known as “sale- buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale- buyback, the counterparty that purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security.
Loans of Portfolio Securities
Subject to certain conditions described in the Prospectus and below, the Fund may make secured loans of its portfolio securities to brokers, dealers and other financial institutions amounting to no more than one-third of its total assets. The risks in lending portfolio securities, as with other extensions of credit, include possible delay in recovery of the securities or possible loss of rights in the collateral should the borrowers (which typically include broker-dealers and other financial services companies) fail financially. However, such loans will be made only to borrowers that are believed by PIMCO to be of satisfactory credit standing. Securities loans are made to broker- dealers pursuant to agreements requiring that loans be continuously secured by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. The borrower pays to the Fund, as the lender, an amount equal to any dividends or interest received on the securities lent.
The Fund may invest only the cash collateral received in interest-bearing, short-term securities or receive a fee from the borrower. In the case of cash collateral, the Fund typically pays a rebate to the lender. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved. The Fund’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of either interest, through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities.
Rule 144A Securities
The Fund may invest in securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the 1933 Act. Rule 144A permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the 1933 Act. Rule 144A Securities may be deemed illiquid, although the Fund may determine that certain Rule 144A Securities are liquid.
Restricted Securities and Securities with Limited Trading Markets
The Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. If the Fund were to assume substantial positions in securities with limited trading markets, the activities of the Fund could have an adverse effect upon the liquidity and marketability of such securities and the Fund might not be able to dispose of its holdings in those securities at then current market prices. Circumstances could also exist (to satisfy redemptions, for example) when portfolio securities might have to be sold by the Fund at times which otherwise might be considered to be disadvantageous so that the Fund might receive lower proceeds from such sales than it had expected to realize. Investments in securities which are “restricted” may involve added expenses to the Fund should the Fund be required to bear registration costs with respect to such securities. The Fund could also be delayed in disposing of such securities which might have an adverse effect upon the price and timing of sales and the liquidity of the Fund. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on net asset value. As more fully described above, the Fund may purchase Rule 144A securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act.
Convertible Securities and Synthetic Convertible Securities  The Fund may invest in convertible securities, which may offer higher income than the common stocks into which they are convertible. A convertible security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities or preferred securities, as applicable. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.
Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer.
If the convertible security’s “conversion value,” which is the market value of the underlying common stock that would be obtained upon the conversion of the convertible security, is substantially below the “investment value,” which is the value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield), the price of the convertible security is typically governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will typically be principally influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.
A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objectives. The Fund generally would invest in convertible securities for their favorable price characteristics and total return potential.
The Fund may invest in so-called “synthetic convertible securities,” which are composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. A third party or PIMCO may create a “synthetic” convertible security by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred securities and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a single market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing component and its convertible component. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.

More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two components are issued by a single issuer, thus making the synthetic convertible security similar to the traditional convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers, when PIMCO believes that such a combination may better achieve the Fund’s investment objectives. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, the Fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.
A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index or security involved in the convertible component, causing a decline in the value of the security or instrument, such as a call option or warrant purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the income-producing component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing component.
The Fund also may purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issues the convertible note, rather than the issuer of the underlying common stock into which the note is convertible, assumes credit risk associated with the underlying investment, and the Fund in turn assumes credit risk associated with the convertible note.
Contingent Convertible Instruments.  Contingent convertible securities (“CoCos”) are a form of hybrid debt security issued primarily by non-U.S. issuers, which have loss absorption mechanisms built into their terms. CoCos have no stated maturity, have fully discretionary coupons and are typically issued in the form of subordinated debt instruments. CoCos generally either convert into common stock of the issuer or have their principal written down upon the occurrence of certain triggering events (“triggers”) triggers generally linked to regulatory capital thresholds or regulatory actions calling into question the issuing banking institution’s continued viability as a going-concern. In certain scenarios, investors in CoCos may suffer a loss of capital ahead of equity holders or when equity holders do not. There is no guarantee that the Fund will receive a return of principal on CoCos. Any indication that an automatic write-down or conversion event may occur can be expected to have an adverse effect on the market price of CoCos. CoCos are often rated below investment grade and are subject to the risks of high yield securities. Because CoCos are issued primarily by financial institutions, CoCos may present substantially increased risks at times of financial turmoil, which could affect financial institutions more than companies in other sectors and industries. Further, the value of an investment in CoCos is unpredictable and will be influenced by many factors and risks, including interest rate risk, credit risk, market risk and liquidity risk. An investment by the Fund in CoCos may result in losses to the Fund.
Some additional risks associated with CoCos include, but are not limited to:
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Loss absorption risk. CoCos may be subject to an automatic write-down (i.e., the automatic writedown of the principal amount or value of the securities, potentially to zero, and the cancellation of the securities) under certain circumstances, which could result in the Fund losing a portion or all of its investment in such securities. In addition, the Fund may not have any rights with respect to repayment of the principal amount of the securities that has not become due or the payment of interest or dividends on such securities for any period from (and including) the interest or dividend payment date falling immediately prior to the occurrence of such automatic write-down. An automatic write-down could also result in a reduced income rate if the dividend or interest payment is based on the security’s par value. In addition, CoCos have fully discretionary coupons. This means coupons can potentially be cancelled at the issuer’s discretion or at the request of the relevant regulatory authority in order to help the issuer absorb losses and may be suspended in the event there are insufficient distributable reserves.
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Subordinated instruments. CoCos will, in the majority of circumstances, be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. Accordingly, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the CoCos, such as the Fund, against the issuer in respect of or arising under the terms of the CoCos shall generally rank junior to the claims of all holders of unsubordinated obligations of the issuer. In addition, if the CoCos are converted into the issuer’s underlying equity securities following a conversion event (i.e., a “trigger”), each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument.
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Market value will fluctuate based on unpredictable factors. The trading behavior of a given issuer’s CoCos may be strongly impacted by the trading behavior of other issuers’ CoCos, such that negative information from an unrelated CoCo may cause a decline in value of one or more CoCos held by the Fund. Accordingly, the trading behavior of CoCos may not follow the trading behavior of other similarly structured securities. The value of CoCos is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.
Credit Linked Notes
Credit linked notes are structured securities typically issued by banks whose principal and interest payments are contingent on the performance of the reference issuer. Credit linked notes are created by embedding a credit default swap in a funded asset to form an investment whose credit risk and cash flow characteristics resemble those of a bond or loan. These credit linked notes pay an enhanced coupon to the investor for taking on the added credit risk of the reference issuer.
Derivatives
The Fund may, but is not required to, utilize various derivative strategies (both long and short positions) involving the purchase or sale of futures and forward contracts (including foreign currency exchange contracts), call and put options, credit default swaps, total return swaps, basis swaps and other swap agreements and other derivative instruments for investment purposes, leveraging purposes or in an attempt to hedge against market, credit, interest rate, currency and other risks in the portfolio.
Generally, derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index and may relate to, among other things, stocks, bonds, interest rates, currencies or currency exchange rates, commodities, related indexes and other assets. The following describes certain derivative instruments and products in which the Fund may invest and risks associated therewith. The derivatives market is always changing and the Fund may invest in derivatives other than those shown below.
In pursuing its investment objectives, the Fund may, to the extent permitted by its investment objective and policies, purchase and sell (write) both put options and call options on securities, swap agreements, securities indexes, commodity indexes and foreign currencies, and enter into interest rate, foreign currency, index and commodity futures contracts and purchase and sell options on such futures contracts (“futures options”) for hedging purposes, or as part of its overall investment strategies. The Fund also may purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund also may enter into swap agreements with respect to interest rates, commodities, indexes of securities or commodities and, to the extent it may invest in foreign currency-denominated securities, may enter into swap agreements with respect to foreign currencies. The Fund may invest in structured notes. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, the Fund also may use those instruments, provided that the Board of Trustees determines that their use is consistent with the Fund’s investment objectives.
The value of some derivative instruments in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of PIMCO to forecast interest rates and other economic factors correctly. If PIMCO incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to additional, unforeseen risks, including the risk of loss.
The Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If PIMCO incorrectly forecasts interest rates, market values or other economic factors in using a derivatives strategy for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise. This is due, in part, to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable, or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions. As described below, the SEC adopted a final rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and coverage transactions reflected in the Fund’s asset segregation and cover practices discussed herein. In addition, the Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally subject to tax when distributed to shareholders at ordinary income tax rates) than if it had not used such instruments. If the Fund gains exposure to an asset class using derivative instruments backed by a collateral portfolio of fixed income instruments, changes in the value of the fixed income instruments may result in greater or lesser exposure to that asset class than would have resulted from a direct investment in securities comprising that asset class.
Participation in the markets for derivative instruments involves investment risks and transaction costs to which the Fund may not be subject absent the use of these strategies. The skills needed to successfully execute derivative strategies may be different from those needed for other types of transactions. If the Fund incorrectly forecasts the value and/or creditworthiness of securities, currencies, interest rates, counterparties or other economic factors involved in a derivative transaction, the Fund might have been in a better position if the Fund had not entered into such derivative transaction. In evaluating the risks and contractual obligations associated with particular derivative instruments, it is important to consider that certain derivative transactions may be modified or terminated only by mutual consent of the Fund and its counterparty and certain derivative transactions may be terminated by the counterparty or the Fund, as the case may be, upon the occurrence of certain Fund-related or counterparty-related events, which may result in losses or gains to the Fund based on the market value of the derivative transactions entered into between the Fund and the counterparty. In addition, such early terminations may result in taxable events and accelerate gain or loss recognition for tax purposes. It may not be possible for the Fund to modify, terminate, or offset the Fund’s obligations or the Fund’s exposure to the risks associated with a derivative transaction prior to its termination or maturity date, which may create a possibility of increased volatility and/or decreased liquidity to the Fund. Upon the expiration or termination of a particular contract, the Fund may wish to retain the Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling or unable to enter into the new contract and no other appropriate counterparty can be found, which could cause the Fund not to be able to maintain certain desired investment exposures or not to be able to hedge other investment positions or risks, which could cause losses to the Fund. Furthermore, after such an expiration or termination of a particular contract, the Fund may have fewer counterparties with which to engage in additional derivative transactions, which could lead to potentially greater counterparty risk exposure to one or more counterparties and which could increase the cost of entering into certain derivatives. In such cases, the Fund may lose money.
The Fund may engage in investment strategies, including the use of derivatives, to, among other things, seek to generate current, distributable income without regard to possible declines in the Fund’s net asset value. The Fund’s income and gain-generating strategies, including certain derivatives strategies, may generate current, distributable income, even if such strategies could potentially result in declines in the Fund’s net asset value. The Fund’s income and gain-generating strategies, including certain derivatives strategies, may generate current income and gains taxable as ordinary income sufficient to support distributions, even in situations when the Fund has experienced a decline in net assets due to, for example, adverse changes in the broad U.S. or non-U.S. securities markets or the Fund’s portfolio investments, or arising from its use of derivatives. Consequently, shareholders may receive distributions subject to tax at ordinary income rates at a time when their investment in the Fund has declined in value, which may be economically similar to a taxable return of capital.
The tax treatment of certain derivatives may be open to different interpretations. Any recharacterization of payments made or received by the Fund pursuant to derivatives potentially could affect the amount, timing or characterization of Fund distributions. In addition, the tax treatment of such investment strategies may be changed by regulation or otherwise.

Options on Securities and Indexes.  The Fund may, to the extent specified herein or in the Prospectus, purchase and sell both put and call options on equity, fixed-income or other securities (including securities to be purchases in when-issued, delayed delivery and forward commitment transactions) or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) System or on an OTC market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.
An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of an option that is on an index or cash-settled) at a specified exercise price, often at any time during the term of the option for American options or only at expiration for European options. The writer of an option on a security that requires physical delivery has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put). Certain put options written by the Fund, which counterparties may use as a source of liquidity, may be structured to have an exercise price that is less than the market value of the underlying securities that would be received by the Fund. Upon exercise, the writer of an option on an index or a cash-settled option on a security is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the option. An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.
The Fund will “cover” its obligations when it writes call options or put options. In the case of a call option on a debt obligation or other security that requires physical delivery, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by PIMCO in such amount are segregated by its custodian or “earmarked”) upon conversion or exchange of other securities held by the Fund. A call option on a security or index is also “covered” if the Fund does not hold the underlying security or have the right to acquire it, but the Fund segregates or “earmarks” assets determined by PIMCO to be liquid in an amount equal to the value of the underlying security (in the case of an option that requires physical delivery) or to the fund’s net obligation (in the case of an option that requires cash settlement, including an option on an index and any option with respect to which the Fund has entered into a contractual arrangement with a third party broker-dealer or counterparty that requires cash settlement), minus any collateral deposited with a broker-dealer or other financial institution), on a mark-to-market basis (a so-called “naked” call option).
For a written call option on an index, the option is covered if the Fund segregates or “earmarks” assets determined to be liquid in an amount equal to the value of the underlying index. A call option is also covered if the Fund holds a call on the same index or security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated or “earmarked” liquid assets. A put option on a security or an index is “covered” if the Fund segregates or “earmarks” assets determined to be liquid equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated or “earmarked” liquid assets. Obligations under written call and put options so covered will not be construed to be “senior securities” for purposes of the Fund's investment restrictions concerning senior securities and borrowings. As described below, the SEC adopted a final rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and coverage transactions reflected in the Fund’s asset segregation and cover practices discussed herein.
If an option written by the Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. In addition, the Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to the exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.

The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.
The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and ask prices.
The Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient liquid assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or where the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate or “earmark” liquid assets equivalent to the amount, if any, by which the put is “in the money.” As described below, the SEC adopted a final rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and coverage transactions reflected in the Fund’s asset segregation and cover practices discussed herein.
OTC Options.  Pursuant to policies adopted by the Fund’s Board, purchased OTC options and the assets used as cover for OTC options written by the Fund may be treated as liquid.
Risks Associated with Options on Securities and Indexes.  There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well- conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
The writer of an American option often has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. To the extent the Fund writes a put option, the Fund has assumed the obligation during the option period to purchase the underlying investment from the put buyer at the option’s exercise price if the put buyer exercises its option, regardless of whether the value of the underlying investment falls below the exercise price. This means that the Fund that writes a put option may be required to take delivery of the underlying investment and make payment for such investment at the exercise price. This may result in losses to the Fund and may result in the Fund holding the underlying investment for some period of time when it is disadvantageous to do so. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.
There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.
If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

To the extent that the Fund writes a call option on a security it holds in its portfolio and intends to use such security as the sole means of “covering” its obligation under the call option, the Fund has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price during the option period, but, as long as its obligation under such call option continues, has retained the risk of loss should the price of the underlying security decline. Under current regulatory requirements, if the Fund were unable to close out such a call option, the Fund would not be able to sell the underlying security unless the option expired without exercise.
Foreign Currency Options.  The Fund may buy or sell put and call options on foreign currencies. In addition, the Fund may buy or sell put and call options on foreign currencies either on exchanges or in the OTC market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options. OTC options differ from traded options in that they are bilateral contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. Under definitions adopted by the CFTC and SEC, many foreign currency options are considered swaps for certain purposes, including determination of whether such instruments need to be exchange-traded and centrally cleared as discussed further in “Risks of Potential Government Regulation of Derivatives.”
Futures Contracts and Futures Options.  A futures contract is an agreement to buy or sell a security or other asset for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, a party can close out its position on the exchange for cash, without delivering the underlying security or other underlying asset. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract from or to the writer of the option, at a specified price and on or before a specified expiration date. The Fund may invest in futures or options on futures with respect to interest rates, foreign currencies, securities or commodity indexes. The Fund may invest in foreign exchange futures contracts and options thereon (“futures options”) that are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system as an adjunct to their securities activities. In addition, the Fund may purchase and sell futures contracts on various securities indexes (“Index Futures”) and related options for hedging purposes and for investment purposes. The Fund purchase and sale of Index Futures is limited to contracts and exchanges which have been approved by the CFTC. Through the use of Index Futures and related options, the Fund may diversify risk in its portfolio without incurring the substantial brokerage costs which may be associated with investment in the securities of multiple issuers. The Fund may also avoid potential market and liquidity problems which may result from increases in positions already held by the Fund.
An interest rate, commodity, foreign currency or index futures contract provides for the future sale or purchase of a specified quantity of a financial instrument, commodity, foreign currency or the cash value of an index at a specified price and time. A Futures contract on an index is an agreement pursuant to which a party agrees to pay or receive an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an Index might be a function of the value of certain specified securities, no physical delivery of these securities is made.
A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies, including, but not limited to: the S&P 500; the S&P Midcap 400; the Nikkei 225; the Markit CDX credit index; the iTraxx credit index; U.S. Treasury bonds; U.S. Treasury notes; U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future. Certain futures contracts on indexes, financial instruments or foreign currencies may represent new investment products that lack performance track records.
The Fund might use financial futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund’s securities or the price of the securities which the Fund intends to purchase. The Fund’s hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce the Fund’s exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

The Fund may also invest in commodity futures contracts and options thereon. A commodity futures contract is an agreement to buy or sell a commodity, such as an energy, agricultural or metal commodity at a later date at a price and quantity agreed-upon when the contract is bought or sold.
The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A call option is “in the money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option.
Limitations of Use of Futures and Futures Options.  When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian a specified amount of assets determined to be liquid by PIMCO (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking-to-market.” Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark- to-market its open futures positions.
The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund. Customer account agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the CFTC. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining.
Although some futures contracts call for making or taking delivery of the underlying securities or commodities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing an offsetting futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss.
Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.
When purchasing a futures contract that cash settles, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid that, when added to the amounts deposited with a FCM as margin, are equal to the daily marked- to-market net obligation (if any) of the futures contract. Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.
When selling a futures contract that cash settles, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid that are equal to the daily marked- to-market net obligation of the futures contract. Alternatively, the Fund may “cover” its position by owning the instruments underlying the futures contract (or, in the case of an Index Future, a portfolio with a volatility substantially similar to that of the Index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund’s custodian).
With respect to futures contracts that “physically settle,” the Fund may cover the open position by setting aside or “earmarking” liquid assets in an amount equal to the full notional value of the futures contract. With respect to futures that are required to “cash settle,” however, the Fund is permitted to set aside or “earmark” liquid assets in an amount equal to the Fund’s daily marked- to-market net obligation, if any, (in other words, the Fund’s daily net liability, if any) rather than the full notional value of the futures contract. By setting aside or “earmarking” assets equal to only its net obligation under cash-settled futures, the Fund will have the ability to utilize these contracts to a greater extent than if the Fund were required to segregate or “earmark” assets equal to the full notional value of the futures contract. Futures contracts that are not required to “cash settle” may be treated as such for asset segregation or “earmarking” purposes when the Fund has entered into a contractual arrangement with a third party FCM to require the trade to be closed out or cash settled prior to or in lieu of physical settlement.
When selling a call option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by PIMCO that, when added to the amounts deposited with a FCM as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.
When selling a put option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by PIMCO that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.
To the extent that securities with maturities greater than one year are used to segregate or “earmark” liquid assets to cover the Fund’s obligations under futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by limiting the overall duration of the Fund’s portfolio securities. Thus, the use of a longer-term security may require the Fund to hold offsetting short-term securities to balance the Fund’s portfolio such that the Fund’s duration does not exceed the maximum permitted for the Fund in the Prospectus.
As described below, the SEC adopted a final rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and coverage transactions reflected in the Funds’ asset segregation and cover practices discussed herein. The requirements for qualification as a real estate investment trust also may limit the extent to which the Fund may enter into futures, futures options and forward contracts. See “Certain U.S. Federal Income Tax Considerations.”
Commodity Pool Operators and Commodity Trading Advisors.  The CFTC has adopted regulations that subject registered investment companies and their investment advisers to regulation by the CFTC if the registered investment company invests more than a prescribed level of its liquidation value in futures, options on futures or commodities, swaps, or other financial instruments regulated under the Commodity Exchange Act (“CEA”) and the rules thereunder (“commodity interests”), or if the Fund markets itself as providing investment exposure to such instruments. The Investment Manager is registered with the CFTC as a “commodity pool operator” (“CPO”); however, with respect to the Fund, the Investment Manager has claimed an exclusion from registration as a CPO pursuant to CFTC Rule 4.5. For the Investment Manager to remain eligible for this exclusion, the Fund must comply with certain limitations, including limits on its ability to use any commodity interests and limits on the manner in which the Fund holds out its use of such commodity interests. These limitations may restrict the Fund’s ability to pursue its investment objectives and strategies, increase the costs of implementing its strategies, result in higher expenses for the Fund, and/or adversely affect the Fund’s total return. To the extent the Fund becomes ineligible for this exclusion from CFTC regulation, the Fund may consider steps in order to continue to qualify for exemption from CFTC regulation, or may determine to operate subject to CFTC regulation.
Risks Associated with Futures and Futures Options.  There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objective. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted. To the extent, however, that the Fund enters into such futures contracts, the value of such futures will not vary in direct proportion to the value of such Fund’s holdings of U.S. Government securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.
Additionally, the price of Index Futures may not correlate perfectly with movement in the relevant index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, trading hours for foreign stock Index Futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock Index Future relates. This may result in a disparity between the price of Index Futures and the value of the relevant index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying index.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.
There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or a futures option position, and that the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.
Risks Associated with Commodity Futures Contracts.  There are several additional risks associated with transactions in commodity futures contracts, including but not limited to:
Storage.  Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.
Reinvestment.  In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.
Other Economic Factors.  The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity- linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject the Fund’s investments to greater volatility than investments in traditional securities.
Additional Risks of Options on Securities, Futures Contracts, Futures Options and Forward Currency Exchange Contracts and Options Thereon.  Options on securities, futures contracts, futures options, forward currency exchange contracts and options on forward currency exchange contracts may be traded on foreign (non-U.S.) exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign (non-U.S.) securities. The value of such positions also could be adversely affected by: (i) other complex non-U.S. political, legal and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in the Fund’s ability to act upon economic events occurring in non-U.S. markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lesser trading volume.
Swap Agreements and Options on Swap Agreements.  The Fund may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps. To the extent the Fund may invest in foreign (non-U.S.) currency denominated securities, it also may invest in currency exchange rate swap agreements. The Fund also may enter into options on swap agreements (“swaptions”).
The Fund may enter into swap transactions for any legal purpose consistent with its investment objectives and policies, such as attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in a more cost efficient manner.
OTC swap agreements are bilateral contracts entered into primarily by institutional investors for periods ranging from a few weeks more than one year. In a standard OTC swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or change in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities or commodities representing a particular index. A “quanto” or “differential” swap combines both an interest rate and a currency transaction. Certain swap agreements, such as interest rate swaps, are traded on exchanges and cleared through central clearing counterparties. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A total return swap agreement is a contract in which one party agrees to make periodic payments to another party based on the change in market value of underlying assets, which may include a single stock, a basket of stocks, or a stock index during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Consistent with the Fund’s investment objectives and general investment policies, the Fund may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, the Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the Fund may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the Fund may be required to pay a higher fee at each swap reset date.
The Fund also may enter into combinations of swap agreements in order to achieve certain economic results. For example, the Fund may enter into two swap transactions, one of which offsets the other for a period of time. After the offsetting swap transaction expires, the Fund would be left with the economic exposure provided by the remaining swap transaction. The intent of such an arrangement would be to lock in certain terms of the remaining swap transaction that the Fund may wish to gain exposure to in the future without having that exposure during the period the offsetting swap is in place.
The Fund also may enter into swaptions. A swaption is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swaptions.
Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.
Most types of swap agreements entered into by the Fund will calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Under current regulatory requirements, the Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation or “earmarking” of assets determined to be liquid by PIMCO. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.
The Fund also may enter into OTC and cleared credit default swap agreements. The credit default swap agreement may reference one or more debt securities or obligations that are not currently held by the Fund. The protection “buyer” in an OTC credit default swap contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract until a credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased.
As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. The spread of a credit default swap is the annual amount the protection buyer must pay the protection seller over the length of the contract, expressed as a percentage of the notional amount. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the credit soundness of the issuer of the reference obligation and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on ABS and credit indices, the quoted market prices and resulting values, as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.
Credit default swap agreements sold by the Fund may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk (with respect to OTC credit default swaps) and credit risk. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. In addition, there may be disputes between the buyer and seller of a credit default swap agreement or within the swaps market as a whole as to whether a credit event has occurred or what the payment should be. Such disputes could result in litigation or other delays, and the outcome could be adverse for the buyer or seller. The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). Under current regulatory requirements, in connection with credit default swaps in which the Fund is the buyer, if the Fund covers its position through asset segregation, the Fund will segregate or “earmark” cash or assets determined to be liquid by PIMCO, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a mark to market basis. Under current regulatory requirements, in connection with credit default swaps in which the Fund is the seller, if the Fund covers its position through asset segregation, the Fund will segregate or “earmark” cash or assets determined to be liquid by PIMCO with a value at least equal to the full notional amount of the Fund’s obligation under the swap. Such segregation or “earmarking” seeks to ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and could have the effect of limiting any potential leveraging of the Fund’s portfolio. Such segregation or “earmarking” will not limit the Fund’s exposure to loss.
The Dodd-Frank Act and related regulatory developments require the clearing and exchange- trading of certain standardized OTC derivative instruments that the CFTC and SEC have defined as “swaps.” The CFTC has implemented mandatory exchange-trading and clearing requirements under the Dodd-Frank Act and the CFTC continues to approve contracts for central clearing. Uncleared swaps are subject to certain margin requirements that mandate the posting and collection of minimum margin amounts on certain uncleared swaps transactions, which may result in the Fund and its counterparties posting higher margin amounts for uncleared swaps than would otherwise be the case. PIMCO will continue to monitor developments in this area, particularly to the extent regulatory changes affect the Fund’s ability to enter into swap agreements.
Whether the Fund’s use of swap agreements or swaptions will be successful in furthering its investment objectives will depend on PIMCO’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on the Fund by the Code may limit the Fund’s ability to use swap agreements. The swaps market is subject to increasing regulations, in both U.S. and non-U.S. markets. It is possible that developments in the swaps market, including additional government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.
Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the reference asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Because OTC swap agreements are bilateral contracts that may be subject to contractual restrictions on transferability and termination and because they may have remaining terms of greater than seven days, swap agreements may be considered to be illiquid and subject to regulatory limitations on investments in illiquid investments. Please refer to “Illiquid Investments” below for further discussion of regulatory considerations and constraints relating to investment liquidity. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.
Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund’s interest. The Fund bears the risk that PIMCO will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. If PIMCO attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.
Many swaps are complex and often valued subjectively.
The Fund also may enter into recovery locks. A recovery lock is an agreement between two parties that provides for a fixed payment by one party and the delivery of a reference obligation, typically a bond, by the other party upon the occurrence of a credit event, such as a default, by the issuer of the reference obligation. Recovery locks are used to “lock in” a recovery amount on the reference obligation at the time the parties enter into the agreement. In contrast to a credit default swap where the final settlement amount may be dependent on the market price for the reference obligation upon the credit event, a recovery lock fixes the settlement amount in advance and is not dependent on the market price of the reference obligation at the time of the credit event. Unlike certain other types of derivatives, recovery locks generally do not involve upfront or periodic cash payments by either of the parties. Instead, payment and settlement occurs after there has been a credit event. If a credit event does not occur prior to the termination date of a recovery lock, the agreement terminates and no payments are made by either party. The Fund may enter into a recovery lock to purchase or sell a reference obligation upon the occurrence of a credit event.
Recovery locks are subject to the risk that PIMCO will not accurately forecast the value of a reference obligation upon the occurrence of a credit event. For example, if the Fund enters into a recovery lock and agrees to deliver a reference obligation in exchange for a fixed payment upon the occurrence of a credit event, the value of the reference obligation or eventual recovery on the reference obligation following the credit event may be greater than the fixed payment made by the counterparty to the Fund. If this occurs, the Fund will incur a loss on the transaction. In addition to general market risks, recovery locks are subject to illiquidity risk, counterparty risk and credit risk. The market for recovery locks is relatively new and is smaller and less liquid than the market for credit default swaps and other derivatives. Elements of judgment may play a role in determining the value of a recovery lock. It may not be possible to enter into a recovery lock at an advantageous time or price. The Fund will only enter into recovery locks with counterparties that meet certain standards of creditworthiness.
The Fund’s obligations under a recovery lock will be determined daily. In connection with recovery locks in which the Fund is the seller, the Fund will segregate or “earmark” cash or assets determined to be liquid by PIMCO, or enter into certain offsetting positions, with a value at least equal to the Fund’s obligations, on a marked-to-market basis. Under current regulatory requirements, in connection with recovery locks in which the Fund is the buyer, the Fund will segregate or “earmark” cash or assets determined to be liquid by PIMCO, or enter into offsetting positions, with a value at least equal to the fixed payment amount of the recovery lock (minus any amounts owed to the Fund, if applicable). Such segregation or “earmarking” will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund’s portfolio.
Structured Notes.  The Fund may invest in “structured” notes, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate, such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Depending on the terms of the note, the Fund may forgo all or part of the interest and principal that would be payable on a comparable conventional note. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage which will serve to magnify the potential for gain and the risk of loss. The Fund may use structured notes to add leverage to the portfolio and for investment as well as risk management purposes. Like other sophisticated strategies, the Fund’s use of structured notes may not work as intended.

Risks of Potential Government Regulation of Derivatives.  It is possible that additional government regulation of various types of derivative instruments, including futures, options and swap agreements, and regulation of certain market participants’ use of the same, may limit or prevent the Fund from using such instruments as a part of its investment strategy, and could ultimately prevent the Fund from being able to achieve its investment objective. It is impossible to fully predict the effects of past, present or future legislation and regulation by multiple regulators in this area, but the effects could be substantial and adverse. It is possible that legislative and regulatory activity could limit or restrict the ability of the Fund to use certain instruments as a part of its investment strategy.
There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to implement its investment strategies. The futures, options and swaps markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.
The regulation of futures, options and swaps transactions in the United States is a changing area of law and is subject to modification by government and judicial action. The CFTC and various exchanges have rules limiting the maximum net long or short positions which any person or group may own, hold or control in any given futures contract or option on such futures contract. PIMCO will need to consider whether the exposure created under these contracts might exceed the applicable limits in managing the Funds, and the limits may constrain the ability of the Fund to use such contracts. In addition, the CFTC in October 2020 adopted amendments to its position limits rules that establish certain new and amended position limits for 25 specified physical commodity futures and related options contracts traded on exchanges, other futures contracts and related options directly or indirectly linked to such 25 specified contracts, and any OTC transactions that are economically equivalent to the 25 specified contracts. PIMCO will need to consider whether the exposure created under these contracts might exceed the new and amended limits in anticipation of the applicable compliance dates, and the limits may constrain the ability of a Fund to use such contracts. The amendments also modify the bona fide hedging exemption for which certain swap dealers are currently eligible, which could limit the amount of speculative OTC transaction capacity each such swap dealer would have available for the Funds prior to the applicable compliance date. In particular, the Dodd- Frank Act sets forth a legislative framework for OTC derivatives, including financial instruments, such as swaps, in which the Fund may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and requires clearing and exchange trading of many OTC derivatives transactions.
Provisions in the Dodd-Frank Act include capital and margin requirements and the mandatory use of clearinghouse mechanisms for many OTC derivative transactions. The CFTC, SEC and other federal regulators have adapted the rules and regulations enacting the provisions of the Dodd-Frank Act. However, swap dealers, major market participants and swap counterparties are experiencing, and will continue to experience, new and additional regulations, requirements, compliance burdens and associated costs. The Dodd-Frank Act and the rules promulgated thereunder may negatively impact the Fund’s ability to meet its investment objectives either through limits or requirements imposed on it or upon its counterparties. In particular, new position limits imposed on the Fund or its counterparties may impact its ability to invest in futures, options and swaps in a manner that efficiently meets its investment objectives. In addition, and as described below, the SEC adopted a final rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and coverage transactions reflected in the Fund’s asset segregation and cover practices discussed herein. New requirements, even if not directly applicable to the Fund, including margin requirements, changes to the CFTC speculative position limits regime and mandatory clearing, discussed further below in “Additional Risk Factors in Cleared Derivatives Transactions,” may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.
Additionally, the U.S. government and the EU have adopted mandatory minimum margin requirements for bilateral derivatives. Such requirements could increase the amount of margin required to be provided by the Fund in connection with its derivatives transactions and, therefore, make derivatives transactions more expensive.
Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under new special resolution regimes adopted in the United States, the EU and various other jurisdictions. Such regimes provide government authorities broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, in the EU, governmental authorities could reduce, eliminate, or convert to equity the liabilities to the Fund of a counterparty experiencing financial difficulties (sometimes referred to as a “bail in”).
The New SEC Derivatives Rule and Potential Implications for the Fund.  On October 28, 2020, the SEC adopted Rule 18f-4 under the Act providing for the regulation of the use of derivatives and certain related instruments by registered investment companies. Rule 18f-4 prescribes specific value-at-risk leverage limits for certain derivatives users. In addition, Rule 18f-4 requires certain derivatives users to adopt and implement a derivatives risk management program (including the appointment of a derivatives risk manager and the implementation of certain testing requirements), and prescribes reporting requirements in respect of derivatives. Subject to certain conditions, if a fund qualifies as a “limited derivatives user,” as defined in Rule 18f-4, it is not subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, the SEC rescinded certain of its prior guidance regarding asset segregation and coverage requirements in respect of derivatives transactions and related instruments. With respect to reverse repurchase agreements or other similar financing transactions in particular, Rule 18f-4 permits a fund to enter into such transactions if the Fund either (i) complies with the asset coverage requirements of Section 18 of the Act, and combines the aggregate amount of indebtedness associated with all tender option bonds or similar financing with the aggregate amount of any other senior securities representing indebtedness when calculating the relevant asset coverage ratio or (ii) treats all tender option bonds or similar financing transactions as derivatives transactions for all purposes under Rule 18f-4. Compliance with Rule 18f-4 will not be required until August 19, 2022. As the Fund comes into compliance, the Fund’s approach to asset segregation and coverage requirements described in this Statement of Additional Information will be impacted. In addition, Rule 18f-4 could restrict the Fund’s ability to engage in certain derivatives transactions and/or increase the costs of such derivatives transactions, which could adversely affect the value or performance of the Fund and the Common Shares and/or distribution rate.
Additional Risk Factors in Cleared Derivatives Transactions.  Some types of swaps (including interest rate swaps and credit default index swaps on North American and European indices) are required to be centrally cleared, and additional types of swaps may be required to be centrally cleared in the future. In a cleared derivatives transaction, the Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives transactions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.
In many ways, centrally cleared derivative arrangements are less favorable to registered funds than bilateral arrangements. For example, the Fund may be required to provide greater amounts of margin for cleared derivatives transactions than for bilateral derivatives transactions. Also, in contrast to bilateral derivatives transactions, following a period of notice to the Fund, a clearing member generally can require termination of existing cleared derivatives transactions at any time or increases in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate transactions at any time. Any increase in margin requirements or termination by the clearing member or the clearing house could interfere with the ability of the Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could also expose the Fund to greater credit risk to its clearing member, because margin for cleared derivatives transactions in excess of clearing house margin requirements typically is held by the clearing member. Also, the Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that PIMCO expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Fund and its clearing members generally provides that the clearing members will accept for clearing all transactions submitted for clearing that are within credit limits (specified in advance) for the Fund, the Fund is still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and/or loss of hedging protection offered by the transaction. In addition, the documentation governing the relationship between the Fund and the clearing members is developed by the clearing members and generally is less favorable to the Fund than typical bilateral derivatives documentation. For example, this documentation generally includes a one-way indemnity by the Fund in favor of the clearing member, indemnifying the clearing member against losses it incurs in connection with acting as the Fund’s clearing member, and the documentation typically does not give the Fund any rights to exercise remedies if the clearing member defaults or becomes insolvent.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility (a “SEF”). A SEF is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. This execution requirement may make it more difficult and costly for funds, such as the Fund, to enter into highly tailored or customized transactions. Trading swaps on a SEF may offer certain advantages over traditional bilateral OTC trading, such as ease of execution, price transparency, increased liquidity and/or favorable pricing. Execution through a SEF is not, however, without additional costs and risks, as parties are required to comply with SEF and CFTC rules and regulations, including disclosure and recordkeeping obligations, and SEF rights of inspection, among others. SEFs typically charge fees, and if the Fund executes derivatives on a SEF through a broker intermediary, the intermediary may impose fees as well. The Fund also may be required to indemnify a SEF, or a broker intermediary who executes swaps on a SEF on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the SEF. In addition, the Fund may be subject to execution risk if it enters into a derivatives transaction that is required to be cleared, and no clearing member is willing to clear the transaction on the Fund’s behalf. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the trade.
These and other new rules and regulations could, among other things, further restrict the Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These regulations are new and evolving, so their potential impact on the Fund and the financial system are not yet known. While the new regulations and the central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause a number of those dealers to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the new clearing mechanisms will achieve that result, and in the meantime, as noted above, central clearing will expose the Fund to new kinds of risks and costs.
A Note on Commodity-Linked Derivatives.  The Fund may seek to gain exposure to the commodity markets by investing in commodity-linked derivative instruments, swap transactions, or index- linked or commodity linked structured notes.
The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions and therefore they are less liquid investments than exchange-traded instruments. The Fund bears the risk that the counterparty could default under a swap agreement. See “Swap Agreements and Options on Swap Agreements” above for further detail about swap transactions. Further, the Fund may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are “commodity- linked” or “index-linked” notes, and are sometimes referred to as “structured notes” because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. See “Structured Notes” above for further discussion of these notes.
The value of these notes will rise or fall in response to changes in the underlying commodity or related index of investment. These notes expose the Fund economically to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. Therefore, at the maturity of the note, the Fund may receive more or less principal that it originally invested. The Fund might receive interest payments on the note that are more or less than the stated coupon interest payments.
The Fund’s investments in commodity-linked instruments may bear on or be limited by the Fund’s intention to qualify as a real estate investment trust under the Code. See “Certain U.S. Federal Income Tax Considerations.”
Asset Segregation.  Certain of the transactions described above can be viewed as constituting a form of borrowing or financing transaction by the Fund. In such event, under current regulatory requirements, the Fund will cover its commitment under such transactions by segregating or “earmarking” assets, in which case such transactions will not be considered “senior securities” by the Fund. With respect to forwards and futures contracts and interest rate swaps that are contractually required to cash settle (i.e., where physical delivery of the underlying reference asset is not permitted), the Fund is permitted to segregate or earmark liquid assets equal to the Fund’s daily marked-to-market net obligation under the derivative instrument, if any, rather than the derivative’s full notional value, but may segregate full notional value, as applicable, with respect to other derivative instruments (including written credit default swaps and written options) that contractually require or permit physical delivery of securities or other underlying assets. By segregating or earmarking liquid assets equal to only its net marked-to-market obligation under forwards and futures contracts and interest rate swaps that are required to cash settle, the Fund will have the ability to employ leverage to a greater extent than if the Fund were to segregate or earmark liquid assets equal to the full notional value of such derivatives.
Tax Consequences of Hedging
Under applicable tax law, the Fund may be required to limit its gains from hedging in foreign currency forwards, futures, and options. Although the Fund is expected to comply with such limits, the extent to which these limits apply is subject to tax regulations as yet unissued. Hedging also may result in the application of the mark-to-market and straddle provisions of the Code. Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the Fund and could affect whether dividends paid by the Fund are classified as capital gains or ordinary income.
Common Stock
Subject to the Fund’s investment policies, the Fund may hold common stocks and other equity securities from time to time, including without limitation those it has received through the conversion of a convertible security held by the Fund or in connection with the restructuring of a debt security. The market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself. The values of equity securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities. These risks are generally magnified in the case of equity investments in distressed companies.
Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. In addition to common stock, equity securities may include preferred securities, convertible securities and warrants, which are discussed elsewhere in the Prospectus and this Statement of Additional Information. Equity securities other than common stock are subject to many of the same risks as common stock, although possibly to different degrees. The risks of equity securities are generally magnified in the case of equity investments in distressed companies.
Preferred Securities
Preferred securities represent an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred securities also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies.
The value of a company’s preferred securities may fall as a result of factors relating directly to that company’s products or services. A preferred security’s value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs.

The value of preferred securities may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than those of larger companies.
Illiquid Investments
To the extent consistent with the applicable liquidity requirements for interval funds under Rule 23c-3 of the Act, the Fund may invest without limit in illiquid investments. PIMCO may be subject to significant delays in disposing of illiquid investments, and transactions in illiquid investments may entail registration expenses and other transaction costs that are higher than those for transactions in liquid investments. The term “illiquid investments” for this purpose means any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
Non-U.S. Investments
The Fund may invest in a range of countries and, as such, the value of the Fund’s assets may be affected by uncertainties such as international political developments, including the imposition of sanctions and other similar measures, changes in government policies, changes in taxation, restrictions on foreign investment and currency repatriation, currency fluctuations, changes or uncertainty in exchange rates (and related risks, such as uncertainty regarding the reliability of issuers’ financial reporting) and other developments in the laws and regulations of countries in which investment may be made.
Regulatory Risk
Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objectives. See, for example, “The New SEC Derivatives Rule and Potential Implications for the Fund” above. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. Many of the changes required by the Dodd-Frank Act could materially impact the profitability of the Fund and the value of assets they hold, expose the Fund to additional costs, require changes to investment practices, and adversely affect the Fund’s ability to pay dividends. For example, the Volcker Rule’s restrictions on proprietary trading have negatively impacted fixed-income market making capacity, which resulted in reduced liquidity in certain fixed-income markets. Other regulations, such as the Risk Retention Rules, have increased costs for certain securitization transactions. Additional legislative or regulatory actions to address perceived liquidity or other issues in fixed-income markets generally, or in particular markets such as the municipal securities market, may alter or impair the Fund’s ability to pursue its investment objectives or utilize certain investment strategies and techniques. While there continues to be uncertainty about the full impact of these and other regulatory changes, it is the case that the Fund will be subject to a more complex regulatory framework, and may incur additional costs to comply with new requirements as well as to monitor for compliance in the future.
Actions by governmental entities may also impact certain instruments in which a Fund invests. For example, certain instruments in which a Fund may invest rely in some fashion upon LIBOR. LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. On July 27, 2017, the Chief Executive of the Financial Conduct Authority (“FCA”), the United Kingdom’s financial regulatory body and regulator of LIBOR, announced that after 2021 it would cease its active encouragement of banks to provide the quotations needed to sustain LIBOR due to the absence of an active market for interbank unsecured lending and other reasons. On March 5, 2021, the FCA publicly announced that all U.S. Dollar LIBOR settings will either cease to be provided by any administrator or will no longer be representative (i) immediately after December 31, 2021 for one-week and two-month U.S. Dollar LIBOR settings and (ii) immediately after June 30, 2023 for the remaining U.S. Dollar LIBOR settings. As of January 1, 2022, as a result of supervisory guidance from U.S. regulators, some U.S. regulated entities have ceased entering into new LIBOR contracts with limited exceptions. While publication of the one-, three- and six- month Sterling and Japanese yen LIBOR settings will continue at least through calendar year 2022 on the basis of a changed methodology (known as “synthetic LIBOR”), these rates have been designated by the FCA as unrepresentative of the underlying market they seek to measure and are solely available for use in legacy transactions. Certain bank-sponsored committees in other jurisdictions, including Europe, the United Kingdom, Japan and Switzerland, have selected alternative reference rates denominated in other currencies. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. For example, certain of a Fund’s investments may involve individual contracts that have no existing fallback provision or language that contemplates the discontinuation of LIBOR, and those investments could experience increased volatility or reduced liquidity as a result of the transition process. In addition, interest rate provisions included in such contracts may need to be renegotiated in contemplation of the transition away from LIBOR. On March 15, 2022, the Adjustable Interest Rate (LIBOR) Act was signed into law. This law provides a statutory fallback mechanism on a nationwide basis to replace LIBOR with a benchmark rate that is selected by the Board of Governors of the Federal Reserve System and based on SOFR for certain contracts that reference LIBOR and contain no, or insufficient, fallback provisions. It is expected that implementing regulations in respect of the law will follow. The transition of investments from LIBOR to a replacement rate as a result of amendment, application of existing fallbacks, statutory requirements or otherwise may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund. Additionally, alteration of the terms of a debt instrument or a modification of the terms of other types of contracts to replace LIBOR or another interbank offered rate (“IBOR”) with a new reference rate could result in a taxable exchange and the realization of income and gain/loss for U.S. federal income tax purposes. The IRS has issued final regulations regarding the tax consequences of the transition from IBOR to a new reference rate in debt instruments and non-debt contracts. Under the final regulations, alteration or modification of the terms of a debt instrument to replace an operative rate that uses a discontinued IBOR with a qualified rate (as defined in the final regulations) including true up payments equalizing the fair market value of contracts before and after such IBOR transition, to add a qualified rate as a fallback rate to a contract whose operative rate uses a discontinued IBOR or to replace a fallback rate that uses a discontinued IBOR with a qualified rate would not be taxable. The IRS may provide additional guidance, with potential retroactive effect.
In October 2020, the SEC adopted a final rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and cover transactions reflected in the Fund’s asset segregation and cover practices discussed herein. As the Fund comes into compliance with the final rule, their approach to asset segregation and coverage requirements and treatment of certain transactions described herein will be impacted. The final rule requires the Fund to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to value-at-risk (“VaR”) leverage limits and derivatives risk management program and reporting requirements. Generally, these requirements apply unless the Fund satisfies a “limited derivatives users” exception that is included in the final rule. Under the final rule, when the Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether the Fund satisfies the limited derivatives users exception, but for portfolios subject to the VaR testing requirement, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. The SEC also provided guidance in connection with the new rule regarding the use of securities lending collateral that may limit a Fund’s securities lending activities. In addition, under the final rule, a Fund will be permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security (as defined under Section 18(g) of the 1940 Act), provided that, (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). A Fund may otherwise engage in when-issued, forward-settling and non-standard settlement cycle securities transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Fund treats any such transaction as a

“derivatives transaction” for purposes of compliance with the final rule. Furthermore, under the final rule, the Fund will be permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. Compliance with these new requirements will be required after an eighteen-month transition period ending August 19, 2022. Following the compliance date, these requirements may limit the ability of the Fund to use derivatives, and reverse repurchase agreements and similar financing transactions as part of its investment strategies. These requirements may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors. PIMCO cannot predict the effects of these regulations on the Fund. PIMCO intends to monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objectives, but there can be no assurance that it will be successful in doing so.
In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the 1940 Act, and the SEC noted that this definition will apply in all contexts under the 1940 Act. The SEC adopted an 18-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Funds is uncertain at this time.
In May 2022, the SEC proposed amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The proposed amendments would expand the scope of the current rule in a number of ways that would result in an expansion of the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the proposed amendments would modify the circumstances under which a fund may deviate from its 80% investment policy and address the use and valuation of derivatives instruments for purposes of the rule. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.
In May 2022, the SEC proposed a framework that would require certain registered funds (such as the Funds) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide Prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.
Management of the Fund
Trustees and Officers
The business of the Fund is managed under the direction of the Fund’s Board. Subject to the provisions of the Fund’s Agreement and Declaration of Trust, as may be amended from time to time (the “Declaration”), its Bylaws, as may be amended from time to time (the “Bylaws”) and Delaware law, the Trustees have all powers necessary and convenient to carry out their responsibilities, including the election and removal of the Fund’s officers.
Board Leadership Structure. The Board consists of four Trustees, three of whom are not “interested persons” (within the meaning of Section 2(a)(19) of the 1940 Act) of the Fund or of the Investment Manager (the “Independent Trustees”), which represents 75% of the Trustees that are Independent Trustees. An Independent Trustee serves as Chair of the Board and is selected by a vote of the majority of the Independent Trustees. The Chair of the Board presides at meetings of the Board and acts as a liaison with service providers, officers, attorneys and other Trustees generally between meetings, and performs such other functions as may be requested by the Board from time to time.
The Board will meet regularly four times each year to discuss and consider matters concerning the Fund, and also holds special meetings to address matters arising between regular meetings. The Independent Trustees regularly meet outside the presence of management and are advised by independent legal counsel.

The Board has established three standing Committees to facilitate the Trustees’ oversight of the management of the Fund: the Audit Oversight Committee, the Governance and Nominating Committee and the Valuation Oversight Committee. The functions and role of each Committee are described below under “Committees of the Board of Trustees.” The membership of each Committee consists of only the Independent Trustees. The Independent Trustees believe that participation on each Committee allows them to participate in the full range of the Board’s oversight duties.
The Board will review its leadership structure periodically and has determined that its leadership structure, including a supermajority of Independent Trustees and Committee membership limited to Independent Trustees, is appropriate in light of the characteristics and circumstances of the Fund. In reaching this conclusion, the Board considered, among other things, the predominant role of PIMCO in the day-to-day management of Fund affairs, the extent to which the work of the Board is conducted through the Committees, the number of funds overseen by the Board that are advised by PIMCO or have an investment adviser that is an affiliated person of PIMCO (the “Fund Complex”), the variety of asset classes those funds include, the assets of the Fund and the other funds overseen by the Board in the Fund Complex and the management, distribution and other service arrangements of the Fund and such other funds. The Board also believes that its structure, including the presence of one Trustee who is an executives with PIMCO or PIMCO-affiliated entities, facilitates an efficient flow of information concerning the management of the Fund to the Independent Trustees.
In addition, the Board has appointed a Chief Compliance Officer (“CCO”). The CCO oversees the development of compliance policies and procedures that are reasonably designed to minimize the risk of violations of the federal securities laws (“Compliance Policies”). The CCO reports directly to the Independent Trustees, interacts with individuals within PIMCO’s organization, and provides presentations to the Board at its quarterly meetings and an annual report on the application of the Compliance Policies. The Board periodically discusses relevant risks affecting the Fund with the CCO at these meetings. The Board has approved the Compliance Policies and reviews the CCO’s reports. Further, the Board annually reviews the sufficiency of the Compliance Policies, as well as the appointment and compensation of the CCO.
The Board recognizes that the reports it receives concerning risk management matters are, by their nature, typically summaries of the relevant information. Moreover, the Board recognizes that not all risks that may affect the Fund can be identified in advance; that it may not be practical or cost-effective to eliminate or mitigate certain risks; that it may be necessary to bear certain risks (such as investment-related risks) in seeking to achieve the Fund’s investment objectives; and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.
The Trustees and officers of the Fund, their year of birth, the position they hold with the Fund, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the Fund Complex that the Trustee oversees and any other public company directorships held by the Trustee are listed in the two tables immediately following. Except as shown, each Trustee’s and officer’s principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Trustee may have held different positions with such employer(s).
The charts below identify the Trustees and executive officers of the Fund. Unless otherwise indicated, the address of all persons below is c/o Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, CA 92660.
Independent Trustees(1)
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee During the Past 5 Years
Benedict Aitkenhead	Trustee	Since inception	[ ]	2	[ ]

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee During the Past 5 Years
Debra W. Huddleston	Trustee	Since inception	[ ]	2	[ ]
Anne K. Kratky	Trustee	Since inception	[ ]	2	[ ]
Interested Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served(2)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee During the Past 5 Years
Rick LeBrun	Chair of the Board and Trustee	Since inception	[ ]	2	[ ]
(1)
“Independent Trustees” are those Trustees who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act).
(2)
Under the Fund’s Declaration, a Trustee serves until his or her resignation, retirement, removal, declination to serve, incapacity, death or replacement.
(3)
The term “Fund Complex” as used herein includes the Fund and PIMCO Capital Solutions BDC Corp.
(4)
Rick LeBrun is an “interested persons” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, due to his affiliation with PIMCO.
Officers
Name, Address and Year of Birth*	Position(s) Held with Fund	Term of Office and Length of Time Served+	Principal Occupation(s) During the Past 5 Years†
Eric D. Johnson 1970	President	Since inception
Executive Vice President and
Head of Funds Business Group
Americas, PIMCO. President,
PIMCO Funds, PIMCO Variable
Insurance Trust, PIMCO ETF
Trust, PIMCO Equity Series,
PIMCO Equity Series VIT,
PIMCO Managed Accounts Trust,
PIMCO-Sponsored Interval Funds
and PIMCO-Sponsored
Closed-End Funds.

Keisha Audain-Pressley[1] 1975	Chief Compliance Officer	Since inception
Executive Vice President and
Deputy Chief Compliance Officer,
PIMCO. Chief Compliance
Officer, PIMCO Funds, PIMCO
Variable Insurance Trust, PIMCO
ETF Trust, PIMCO Equity Series,
PIMCO Equity Series VIT,
PIMCO Managed Accounts Trust,
PIMCO-Sponsored Interval Funds
and PIMCO-Sponsored
Closed-End Funds.

Name, Address and Year of Birth*	Position(s) Held with Fund	Term of Office and Length of Time Served+	Principal Occupation(s) During the Past 5 Years†
Ryan Leshaw 1980	Chief Legal Officer	Since inception
Executive Vice President and
Senior Counsel, PIMCO. Chief
Legal Officer and Secretary,
PIMCO Funds, PIMCO Variable
Insurance Trust, PIMCO ETF
Trust, PIMCO Equity Series and
PIMCO Equity Series VIT. Chief
Legal Officer, PIMCO Managed
Accounts Trust,
PIMCO-Sponsored Interval Funds
and PIMCO-Sponsored
Closed-End Funds. Formerly,
Associate, Willkie Farr &
Gallagher LLP

Jeffrey A. Byer 1976	Vice President	Since inception
Executive Vice President, PIMCO.
Vice President, PIMCO Funds,
PIMCO Variable Insurance Trust,
PIMCO ETF Trust, PIMCO
Equity Series, PIMCO Equity
Series VIT, PIMCO Managed
Accounts Trust,
PIMCO-Sponsored Interval Funds
and PIMCO-Sponsored
Closed-End Funds.

Douglas Burrill[1][ ]	Vice President	Since inception	Senior Vice President, PIMCO.
Elizabeth A. Duggan 1964	Vice President	Since inception
Executive Vice President, PIMCO.
Vice President, PIMCO Funds,
PIMCO Variable Insurance Trust,
PIMCO ETF Trust, PIMCO
Equity Series, PIMCO Equity
Series VIT, PIMCO Managed
Accounts Trust,
PIMCO-Sponsored Interval Funds
and PIMCO-Sponsored
Closed-End Funds.

Mark A. Jelic 1981	Vice President	Since inception
Senior Vice President, PIMCO.
Vice President, PIMCO Funds,
PIMCO Variable Insurance Trust,
PIMCO ETF Trust, PIMCO
Equity Series, PIMCO Equity
Series VIT, PIMCO Managed
Accounts Trust,
PIMCO-Sponsored Interval Funds
and PIMCO-Sponsored
Closed-End Funds.

Name, Address and Year of Birth*	Position(s) Held with Fund	Term of Office and Length of Time Served+	Principal Occupation(s) During the Past 5 Years†
Brian J. Pittluck 1977	Vice President	Since inception
Senior Vice President, PIMCO.
Vice President, PIMCO Funds,
PIMCO Variable Insurance Trust,
PIMCO ETF Trust, PIMCO
Equity Series, PIMCO Equity
Series VIT, PIMCO Managed
Accounts Trust,
PIMCO-Sponsored Interval Funds
and PIMCO-Sponsored
Closed-End Funds.

John W. Lane1969	Vice President	Since inception	Executive Vice President, PIMCO.
Keith A. Werber 1973	Vice President	Since inception
Executive Vice President, PIMCO.
Vice President, PIMCO Funds,
PIMCO Variable Insurance Trust,
PIMCO ETF Trust, PIMCO
Equity Series, PIMCO Equity
Series VIT, PIMCO Managed
Accounts Trust,
PIMCO-Sponsored Interval Funds
and PIMCO-Sponsored
Closed-End Funds.

Wu-Kwan Kit 1981	Vice President, Senior Counsel and Secretary	Since inception
Senior Vice President and Senior
Counsel, PIMCO. Assistant
Secretary, PIMCO Funds, PIMCO
Variable Insurance Trust, PIMCO
ETF Trust, PIMCO Equity Series
and PIMCO Equity Series VIT.
Vice President, Senior Counsel
and Secretary, PIMCO Managed
Accounts Trust,
PIMCO-Sponsored Interval Funds
and PIMCO-Sponsored
Closed-End Funds. Formerly,
Assistant General Counsel,
VanEck Associates Corp.

Bijal Y. Parikh 1978	Treasurer	Since inception
Executive Vice President, PIMCO.
Treaurer, PIMCO Funds, PIMCO
Variable Insurance Trust, PIMCO
ETF Trust, PIMCO Equity Series,
PIMCO Equity Series VIT,
PIMCO Managed Accounts Trust,
PIMCO-Sponsored Interval Funds
and PIMCO-Sponsored
Closed-End Funds.

Name, Address and Year of Birth*	Position(s) Held with Fund	Term of Office and Length of Time Served+	Principal Occupation(s) During the Past 5 Years†
Erik C. Brown[2]1967	Assistant Treasurer	Since inception
Executive Vice President, PIMCO.
Assistant Treasurer, PIMCO
Funds, PIMCO Variable Insurance
Trust, PIMCO ETF Trust, PIMCO
Equity Series, PIMCO Equity
Series VIT, PIMCO Managed
Accounts Trust,
PIMCO-Sponsored Interval Funds
and PIMCO-Sponsored
Closed-End Funds.

Brandon T. Evans 1982	Assistant Treasurer	Since inception
Senior Vice President, PIMCO.
Assistant Treasurer, PIMCO
Funds, PIMCO Variable Insurance
Trust, PIMCO ETF Trust, PIMCO
Equity Series, PIMCO Equity
Series VIT, PIMCO Managed
Accounts Trust,
PIMCO-Sponsored Interval Funds
and PIMCO-Sponsored
Closed-End Funds.

Saba Khairi 1971	Assistant Treasurer	Since inception	Executive Vice President, PIMCO.
Ryan J. Loch 1983	Assistant Treasurer	Since inception	Senior Vice President, PIMCO.
*
Unless otherwise noted, the information for the individuals listed is as of August 1, 2022.
+
Under the Fund’s Bylaws, an officer serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Officers hold office at the pleasure of the Trustees.
†
The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Access Income Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund, PIMCO Flexible Emerging Markets Income Fund, PIMCO California Flexible Municipal Income Fund and PIMCO Flexible Municipal Income Fund.
1
The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
2
The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.
Each of the Fund’s executive officers is an “interested person” of the Fund (as defined in Section 2(a)(19) of the 1940 Act) as a result of his or her position(s) set forth in the table above.
Trustee Qualifications.  The Board has determined that each Trustee is qualified to serve as such based on several factors (none of which alone is decisive). Each Trustee is knowledgeable about the Fund’s business and service provider arrangements and has had significant experience in the investment management and/or financial services industries.

Among the factors the Board considers when concluding that an individual is qualified to serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with other members of the Board; (iii) the individual’s prior experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other complex enterprises and organizations; and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.
In respect of each current Trustee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Fund, were a significant factor in the determination by the Board that the individual is qualified to serve as a Trustee of the Fund. The following is a summary of various qualifications, experiences and skills of each Trustee (in addition to business experience during the past five years set forth in the table above) that contributed to the Board’s conclusion that an individual is qualified to serve on the Board. References to qualifications, experiences and skills are not intended to hold out the Board or individual Trustees as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.
Rick LeBrun -– Mr. LeBrun is a managing director and head of alternatives business management, located in the Newport Beach office. Previously, Mr. LeBrun was deputy general counsel, primarily responsible for the firm’s alternative funds and transactions. Prior to joining PIMCO in 2005, he was an associate with Ropes & Gray, focusing on investment management and private-equity-related matters. He has 21 years of legal experience and holds a J.D. from the University of Michigan Law School where he was admitted to the Order of the Coif. He received an undergraduate degree from Northwood University. He was admitted to the bar in Massachusetts and New York.
Benedict Aitkenhead — Mr. Aitkenhead is a managing director of Pacific Oak Capital Advisors (formerly known as KBS Capital Advisors), which he joined in 2017, and principal of Beechwood Castle Consulting, which he joined in 2020. Previously, Mr. Aitkenhead has also served as independent trustee and a member of the audit committee of the Blackstone Real Estate Income Fund. Mr. Aitkenhead also was a managing director at Credit Suisse and member of the Global Fixed Income Operating Committee, co-head of Securitized Products Sales & Trading, and head of Securitized Product Sales. Mr. Aitkenhead holds a Master of Arts from New York University and received an undergraduate degree from Oxford University.
Debra W. Huddleston — Ms. Huddleston currently serves as chairman of the board of directors of National Cooperative Bank, which she joined in 2016, and is an independent non-executive member of the board of directors of Fieldpoint Private Bank, which she joined in 2021. She also joined Brean Capital in 2021 and is currently employed as a consultant and managing director, and she is a partner of Ajax Partners. Previously, Ms. Huddleston has been a managing director at financial institutions such as Centennial Bank, Ranieri Partners, Perella Weinberg Partners, BlackRock and Credit Suisse. Ms. Huddleston holds an MBA degree from the Wharton School of the University of Pennsylvania and received an undergraduate degree from Brown University.
Anne K. Kratky — Ms. Kratky has over 30 years of experience with GE Capital and GE in a variety of roles. Ms. Kratky served as the deputy chief risk officer of GE Capital from 2014 to 2017, the chief credit officer of GE Capital from 2015 to 2017, and the deputy treasurer and chief risk officer of the treasury department of GE Capital from 2011 to 2014. Ms. Kratky was also the chief risk officer of GE Capital Aviation Services. Previously, served on the board of directors of GE Financial Markets (GE Capital’s market-facing entity in Ireland) and GE Aviation Services Ltd. She also was a founding member of the board of directors of Synchrony Financial Corp., where she served on the Risk Committee. Ms. Kratky holds an undergraduate degree in systems analysis with an emphasis in finance from Miami University.
Committees of the Board of Trustees
Audit Oversight Committee. The Board has established an Audit Oversight Committee, currently consisting of Mr. Aitkenhead, and Msses. Huddleston and Kratky, each of whom is an Independent Trustee. Ms. Kratky is the current Chair of the Fund’s Audit Oversight Committee.
The Audit Oversight Committee provides oversight with respect to the internal and external accounting and auditing procedures of the Fund and, among other things, determines the selection of an independent registered public accounting firm for the Fund and considers the scope of the audit, approves all audit and permitted non-audit services proposed to be performed by those auditors on behalf of the Fund and approves non-audit services to be performed by the auditors for certain affiliates, including PIMCO and entities in a control relationship with PIMCO that provide services to the Fund where the engagement relates directly to the operations and financial reporting of the Fund. The Audit Oversight Committee considers the possible effect of those services on the independence of the Fund’s independent registered public accounting firm. Because the Fund is newly organized, the committee members did not meet during the prior fiscal year.
Valuation Oversight Committee.  The Board of Trustees has established a Valuation Oversight Committee, currently consisting of Mr. Aitkenhead, and Msses. Huddleston and Kratky. Mr. Aitkenhead is the current Chair of the Fund’s Valuation Oversight Committee.
The Valuation Oversight Commitee has been delegated responsibility by the Board for overseeing determination of the fair value of each Fund’s portfolio securities and other assets on behalf of the Board in accordance with the Fund’s valuation procedures. The Valuation Oversight Committee reviews and approves procedures for the fair valuation of each Fund’s portfolio securities and periodically reviews information from PIMCO regarding fair value determinations made pursuant to Board-approved procedures and makes related recommendations to the full Board and assists the full Board in resolving particular fair valuation and other valuation matters. In certain circumstances as specified in each Fund’s valuation policies, the Valuation Oversight Committee may also determine the fair value of portfolio holdings after consideration of all relevant factors, which determinations shall be reported to the full Board of Trustees.
Governance and Nominating Committee. The Board has established a Governance and Nominating Committee composed solely of Independent Trustees, currently consisting Mr. Aitkenhead, and Msses. Huddleston and Kratky. Ms. Huddleston is the current Chair of the Governance and Nominating Committee. The primary purposes and responsibilities of the Governance and Nominating Committee are: (i) advising and making recommendations to the Board on matters concerning Board governance and related Trustee practices, and (ii) the screening and nomination of candidates for election to the Board as Independent Trustees.
The responsibilities of the Governance and Nominating Committee include considering and making recommendations to the Fund’s Board regarding: (1) governance, retirement and other policies, procedures and practices relating to the Board and the Trustees; (2) in consultation with the Chair of the Trustees, matters concerning the functions and duties of the Trustees and committees of the Board; (3) the size of the Board and, in consultation with the Chair of the Board, the Board’s committees and their composition; and (4) Board and committee meeting procedures. The Committee will also periodically review and recommend for approval by the Board the structure and levels of compensation and any related benefits to be paid or provided by the Fund to the Independent Trustees for their services on the Board and any committees on the Board.
The Governance and Nominating Committee is responsible for reviewing and recommending qualified candidates to the Board in the event that a position is vacated or created or when Trustees are to be re-elected. Because the Fund is newly organized, the committee members did not meet during the prior fiscal year.
Qualifications, Evaluation and Identification of Trustee Nominees.  The Governance and Nominating Committee of the Fund requires that Trustee candidates have a college degree or equivalent business experience. When evaluating candidates, the Governance and Nominating Committee may take into account a wide variety of factors including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) ability, judgment and expertise and (v) overall diversity of the Board’s composition. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following sources: (i) the Fund’s current Trustees, (ii) the Fund’s officers, (iii) the Fund’s investment adviser, (iv) the Fund’s shareholders and (v) any other source the Committee deems to be appropriate. The Governance and Nominating Committee may, but is not required to, retain a third-party search firm at the Fund’s expense to identify potential candidates.
Consideration of Candidates Recommended by Shareholders.  The Governance and Nominating Committee will review and consider nominees recommended by shareholders to serve as Trustees, provided that the recommending shareholder follows the “Procedures for Shareholders to Submit Nominee Candidates for Certain PIMCO-Sponsored Interval Funds” which are set forth as Appendix B to the Fund’s Governance and Nominating Committee Charter and attached as Appendix A to this Statement of Additional Information. Among other requirements, these procedures provide that the recommending shareholders must submit any recommendation in writing to the Fund, to the attention of the Fund’s Secretary, at the address of the principal executive offices of the Fund. Once each quarter, if any shareholder recommendations have been received by the Secretary during the quarter, the Secretary will inform the Committee of the new shareholders recommendations. Because the Fund does not hold annual or other regular meetings of shareholders for the purpose of electing Trustees, the Committee will accept shareholder recommendations on a continuous basis. Any recommendation must include certain biographical and other information regarding the candidate and the recommending shareholder, and must include a written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected. The foregoing description of the requirements is only a summary. Please refer to Appendix B to the Governance and Nominating Committee Charter, which is attached to this Statement of Additional Information as Appendix A for details.
The Governance and Nominating Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board.
Diversity.  The Governance and Nominating Committee takes diversity of a particular nominee and overall diversity of the Board into account when considering and evaluating nominees for Trustee. While the Committee has not adopted a particular definition of diversity, when considering a nominee’s and the Board’s diversity, the Committee generally considers the manner in which each nominee’s professional experience, education, expertise in matters that are relevant to the oversight of the Fund (e.g., investment management, distribution, accounting, trading, compliance, legal), general leadership experience, and life experience are complementary and, as a whole, contribute to the ability of the Board to oversee the Fund.
Securities Ownership
For each Trustee, the following table discloses the dollar range of equity securities in the Fund beneficially owned by the Trustee and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Fund’s family of investment companies as of December 31, 2021:
Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Independent Trustees
Benedict Aitkenhead	None	None
Debra W. Huddleston	None	None
Anne K. Kratky	None	None
Interested Trustee
Rick LeBrun	None	None
*
The term “Family of Investment Companies” as used herein includes the Fund and PIMCO Capital Solutions BDC Corp.
To the Fund’s knowledge, the following table provides information regarding each class of securities owned beneficially in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund as of December 31, 2021 by Independent Trustees and their immediate family members:
Name of Trustee	Name of Owners and Relations to Trustee	Company	Title of Class	Value of Securities	Percent of Class
Benedict Aitkenhead	None	None	None	None	None

Name of Trustee	Name of Owners and Relations to Trustee	Company	Title of Class	Value of Securities	Percent of Class
Debra W. Huddleston	None	None	None	None	None
Anne K. Kratky	None	None	None	None	None
Rick LeBrun	None	None	None	None	None
[As of [ ], the Fund’s officers and Trustees as a group owned less than 1% of the outstanding Common Shares.]
[As of the date of this Statement of Additional Information, the Fund could be deemed to be under control of [ ], an affiliate of the Investment Manager, which had voting authority with respect to approximately 100% of the value of the outstanding interests in the Fund on such date. However, it is anticipated that [ ] will no longer be a control person once the Fund commences investment operations and its Common Shares are sold to the public.]
Trustees’ Compensation
Each Independent Trustee also serves as a director of PIMCO Capital Solutions BDC Corp.
Each Independent Trustee receives annual compensation of $[150,000 for his or her service on [the Board, payable quarterly]. The Audit Oversight Committee Chair receives an additional $20,000 annually, payable quarterly. The Valuation Oversight Committee Chair receives an additional $15,000 annually, payable quarterly. The Governance and Nominating Committee Chair receives an additional $5,000 annually, payable quarterly. Trustees are also reimbursed for meeting-related expenses.
The Fund has no employees. The Fund’s officers and Interested Trustee, Mr. LeBrun, are compensated by PIMCO or its affiliates, as applicable.
The Trustees do not currently receive any pension or retirement benefits from the Fund or the Fund Complex (see below).
It is estimated that the Trustees will receive the amounts set forth in the following table from the Fund for its initial fiscal year ending December 31, 2022. Each officer and each Trustee who is a director, officer, partner, member or employee of the Investment Manager, or of any entity controlling, controlled by or under common control with the Investment Manager, including any Interested Trustee, serves without any compensation from the Fund.
Name of Trustee	Estimated compensation from the Fund for the Fiscal Year Ended December 31, 2022*#	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex Paid to the Trustees for the Calendar Year Ending December 31, 2021
Benedict Aitkenhead	[ ]	N/A	N/A	[ ]
Debra W. Huddleston	[ ]	N/A	N/A	[ ]
Anne K. Kratky	[ ]	N/A	N/A	[ ]
Rick LeBrun	[ ]	N/A	N/A	[ ]
*
Since the Fund has not completed its first full year since organization, compensation is estimated based upon future payments to be made by the Fund during its current fiscal year ending December 31, 2022.
#
Rick LeBrun is an interested person of the Fund and does not receive compensation from the Fund for his service as a Trustee.

Codes of Ethics
The Fund, PIMCO and PIMCO Investments LLC, the Fund’s principal underwriter, have each adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund. The codes of ethics are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
Investment Manager
PIMCO, a Delaware limited liability company, serves as investment manager to the Fund pursuant to an investment management agreement (the “Investment Management Agreement”) between PIMCO and the Fund. PIMCO is located at 650 Newport Center Drive, Newport Beach, California 92660. As of [ ], PIMCO had approximately $[ ] trillion in assets under management and approximately $[ ] trillion of third-party assets under management.
PIMCO is a majority owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) with minority interests held by Allianz Asset Management of America LLC and Allianz Asset Management U.S. Holding II LLC, each, a Delaware limited liability company, and by certain current and former officers of PIMCO. Allianz Asset Management was organized as a limited partnership under Delaware law in 1987. Through various holding company structures, Allianz Asset Management is majority owned by Allianz SE. Allianz SE is a European based, multinational insurance and financial services holding company and a publicly traded German company.
The general partner of Allianz Asset Management has substantially delegated its management and control of Allianz Asset Management to a Management Board. The Management Board of Allianz Asset Management is comprised of Tucker J. Fitzpatrick.
As of the date of this Statement of Additional Information, there are no significant institutional shareholders of Allianz SE. Absent an SEC exemption or other regulatory relief, the Fund generally is precluded from effecting principal transactions with brokers that are deemed to be affiliated persons of the Fund or PIMCO, and the Fund’s ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker is subject to restrictions. Similarly, the Fund’s ability to utilize the affiliated brokers for agency transactions is subject to the restrictions of Rule 17e-1 under the Act. PIMCO does not believe that the restrictions on transactions with the affiliated brokers described above will materially adversely affect its ability to provide services to the Fund, the Fund’s ability to take advantage of market opportunities, or the Fund’s overall performance.
Legal Proceedings. On May 17, 2022, Allianz Global Investors U.S. LLC (“AGI U.S.”) pleaded guilty in connection with the proceeding United States of America v. Allianz Global Investors U.S. LLC. AGI U.S. is an indirect subsidiary of Allianz SE. The conduct resulting in the matter described above occurred entirely within AGI U.S. and did not involve PIMCO or the Distributor, or any personnel of PIMCO or the Distributor. Nevertheless, because of the disqualifying conduct of AGI U.S., their affiliate, PIMCO would have been disqualified from serving as the investment adviser, and the Distributor would have been disqualified from serving as the principal underwriter, to the Fund in the absence of SEC exemptive relief. PIMCO and the Distributor have received exemptive relief from the SEC to permit them to continue serving as investment adviser and principal underwriter for U.S.-registered investment companies, including the Fund.
Investment Management Agreement
Pursuant to the Investment Management Agreement, the Fund has agreed to pay PIMCO an annual advisory fee, payable on a monthly basis, at the annual rate of [ ]% of the Fund’s average daily net assets. “Net assets” means the net assets of the Fund. All fees and expenses are accrued daily and deducted before payment of dividends to investors.
PIMCO, subject to the supervision of the Board of Trustees, is responsible for providing investment guidance and policy direction in connection with the management of the Fund, including oral and written research, analysis, advice, and statistical and economic data and information. Consistent with the investment objectives, policies and restrictions applicable to the Fund, PIMCO determines the securities and other assets to be purchased or sold by the Fund and determines what portion, consistent with any applicable investment restrictions, shall be invested in securities or other assets, and what portion, if any, should be held uninvested. Under the Investment Management Agreement, the Fund has the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to investment advisory clients of PIMCO.
Under the terms of the Investment Management Agreement, PIMCO is obligated to manage the Fund in accordance with applicable laws and regulations. PIMCO’s investment advisory services to the Fund are not exclusive under the terms of the Investment Management Agreement. PIMCO is free to, and does, render investment advisory services to others.
Pursuant to the Administration Agreement, the Fund has agreed to pay PIMCO an annual advisory fee, payable on a monthly basis, at the annual rate of [ ]% of the Fund’s average daily net assets. In addition, under the terms of the Administration Agreement, subject to the general supervision of the Board of Trustees, PIMCO provides or causes to be furnished certain supervisory and administrative and other services reasonably necessary for the operation of the Fund, including but not limited to the supervision and coordination of matters relating to the operation of the Fund, including any necessary coordination among the custodian, transfer agent, dividend disbursement agent, and recordkeeping agent (including pricing and valuation of the Fund), accountants, attorneys, auction agents and other parties performing services or operational functions for or on behalf of the Fund; the provision of adequate personnel, office space, communications facilities, and other facilities necessary for the effective supervision and administration of the Fund, as well as the services of a sufficient number of persons competent to perform such supervisory and administrative and clerical functions as are necessary for compliance with federal securities laws and other applicable laws; the maintenance of the books and records as may be required by applicable federal or state law; the preparation of all federal, state, local and foreign tax returns and reports for the Fund; the preparation, filing and distribution of periodic reports to financial intermediaries who hold Shares of each Fund in nominee name or shareholders of each Fund as required by applicable law and/or as agreed to with such financial intermediary or shareholder, as applicable shareholders; the preparation and filing of such registration statements and other documents with the SEC and other federal and state or other regulatory authorities, securities exchanges and self-regulatory organizations as may be required to register shares of the Fund that are listed for trading on a securities exchange, if any, and qualify the Fund to do business or as otherwise required by applicable law; maintain registration of the Fund’s shares in such other jurisdictions as it deems necessary and appropriate; maintenance of a review and certification program and internal controls and procedures in accordance with relevant provisions of the Sarbanes-Oxley Act of 2002 as applicable to registered investment companies and systems necessary to provide or procure required disclosure in the Fund’s registration statements, shareholder reports, reports to securities exchanges, if applicable, and similar regulatory documents, and Fund proxy voting information; taking such other action with respect to the Fund as may be required by applicable law, including, without limitation, the rules and regulations of the SEC, including Rule 23c-3 under the 1940 Act with respect to operations as an “interval fund,” the Commodity Futures Trading Commission, securities exchanges on which the Fund’s shares may be listed for trading, if any, state securities commissions and other governmental and regulatory agencies. Such actions shall include, but are not limited to, establishment and maintenance of a compliance program in accordance with Rule 38a-1 under the 1940 Act; provision of support of the Fund’s Chief Compliance Officer, and systems and procedures necessary to effectuate the compliance program; and the provision of administrative services to shareholders as necessary, including: the maintenance of a shareholder call center; shareholder transaction processing; the provision of certain statistical information and performance of the Fund; a web servicing platform and internet website; access by PIMCO representatives to databases to assist with shareholder inquiries and reports; oversight of anti-money laundering monitoring systems and procedures; repurchase fee application and monitoring systems (if applicable); anti-market timing monitoring systems and procedures; and processing of client registration applications.
Under the Administration Agreement, PIMCO will pay all expenses incurred by it in connection with its obligations under the Administration Agreement with respect to the Fund, with the exception of certain expenses that are assumed by the Fund, as described below. In addition, PIMCO is responsible for the following expenses: expenses of all audits by the Fund’s independent public accountants; expenses of the Fund’s transfer agent, registrar, dividend disbursing agent, and shareholder recordkeeping services; expenses and fees paid to agents and intermediaries for sub-transfer agency, sub-accounting and other shareholder services on behalf of shareholders of shares of the Fund (or Shares of a particular Share class) held through omnibus and networked, record shareholder accounts (together, “Sub-Transfer Agency Expenses”), except where Sub-Transfer Agency Expenses are paid pursuant to a Rule 12b-1 or similar plan adopted by the Board of Trustees of the Fund; expenses of the Fund’s custodial services, including any recordkeeping services provided by the custodian; expenses of obtaining quotations for calculating the value of the

Fund’s net assets (but not including the cost of any third-party valuation agent engaged to assist in valuing non-pricing service Level 3 assets held by the Fund); expenses of obtaining portfolio activity reports for the Fund); expenses of maintaining the Fund’s tax records; costs and/or fees, including legal fees, incident to the preparation, printing and mailings of prospectuses, notices and reports of the Fund to its shareholders, the filing of reports with regulatory bodies, the maintenance of the Fund’s existence and qualification to do business, and the expenses of issuing, repurchasing (including expenses associated with the Fund’s repurchases pursuant to Rule 23c-3 under the 1940 Act), registering and qualifying for sale, Shares with federal and state securities authorities after the effectiveness of the Fund's initial registration statement on Form N-2 and the expense of qualifying and listing existing Common Shares with any securities exchange or other trading system; the Fund’s ordinary legal fees, including the legal fees that arise in the ordinary course of business for a Delaware statutory trust, registered as a closed-end management investment company the Fund’s pro rata portion of the fidelity bond required by Section 17(g) of the 1940 Act, or other insurance premiums (including costs relating to trustees’ and officers’ liability insurance and errors and omissions insurance) and, as applicable, that operates as an “interval fund” pursuant to Rule 23c-3 under the 1940 Act, or that is listed for trading with a securities exchange or other trading system; and costs of printing certificates representing Common Shares of the Fund, if any, and association membership dues.
The Fund (and not PIMCO) will be responsible for all fees and expenses that are not covered by the Investment Management Agreement or Administration Agreement nor specifically assumed by the Investment Manager. These include salaries and other compensation or expenses, including travel expenses, of any of the Fund’s executive officers and employees, if any, who are not officers, trustees, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates; taxes and governmental fees, if any, levied against the Fund; brokerage fees and commissions, and other portfolio transaction expenses incurred by or for the Fund (including, without limitation, fees and expenses of outside legal counsel or third-party consultants retained in connection with reviewing, negotiating and structuring specialized loans and other investments made by the Fund, and any costs associated with originating loans, asset securitizations, alternative lending-related strategies and so-called “broken-deal costs” (e.g., fees, costs, expenses and liabilities, including, for example, due diligence-related fees, costs, expenses and liabilities, with respect to unconsummated investments)); all expenses of supervising and administering the actual or potential operations of subsidiaries; expenses related to subscription services or IT services related to the ongoing management of the Fund’s investments; expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; costs, including interest expenses, of borrowing money or engaging in other types of leverage financing including, without limitation, through the use by the Fund of reverse repurchase agreements, dollar rolls/buy backs, bank borrowings, credit facilities; costs, including dividend and/or interest expenses and other costs (including, without limitation, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for Preferred Shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of Preferred Shares, commercial paper or other instruments (such as the use of reverse repurchase agreements, dollar rolls/buy backs, bank borrowings and credit facilities) for the purpose of incurring leverage; fees and expenses of any underlying funds or other pooled vehicles in which the Fund invests; expenses of any third party valuation agent engaged to assist in valuing non-pricing service level 3 assets held by the Fund; dividend and interest expenses on short positions taken by the Fund; extraordinary expenses, including extraordinary legal expenses, as may arise, including, without limitation, expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; fees and expenses, including legal, printing and mailing, solicitation and other fees and expenses associated with an incident to shareholder meetings and proxy solicitations; shareholder proposals or other matters; organizational and offering expenses of the Fund, including registration (including Shares registration fees), legal, marketing, printing, accounting and other expenses, associated with organizing the Fund in its state of jurisdiction and in connection with the initial registration of the Fund under the 1940 Act and the registration of its Common Shares under the 1933 Act (i.e., through the effectiveness of the Fund's initial registration statement on Form N-2) and fees and expenses associated with seeking, applying for and obtaining formal exemptive, no-action and/or other relief from the SEC in connection with (i) the ability of the Fund to participate in certain co-investment transactions; and (ii) certain other types of exemptive relief that the Fund may pursue from the SEC in the future except as otherwise provided as an expense of PIMCO, any expenses allocated or allocable to a specific class of shares, including Sub-Transfer Agency Expenses and distribution and/or service fees paid pursuant to a Rule 12b-1 or similar plan adopted by the Board of Trustees of the Fund for a particular share class; and all expenses of the Fund that are capitalized in accordance with generally accepted accounting principles.

PIMCO may earn a profit on the administration fee paid by the Fund. Also, under the terms of the Administration Agreement, PIMCO, and not shareholders, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets.
The Investment Management Agreement was initially approved by the Trustees of the Fund (including all of the Trustees who are not “interested persons” of the Fund) on June 22, 2022 at a meeting held for such purpose. A discussion regarding the basis for the Board of Trustees’ initial approval of the Fund’s Investment Management Agreement will be available in the Fund’s first report to shareholders, for the period ending [ ]. The Investment Management Agreement will remain in full force and effect, unless sooner terminated by the Fund, for an initial two year period, and shall continue thereafter on an annual basis provided that such continuance is specifically approved at least annually (i) by the vote of a majority of the outstanding voting securities of the Fund or by the Fund’s Board of Trustees; and (ii) by the vote, cast in person at a meeting called for such purpose, of a majority of the Fund’s Independent Trustees. It can also be terminated with respect to the Fund at any time, without payment of any penalty by a vote of a majority of the outstanding voting securities of the Fund or by a vote of a majority of the Fund’s entire Board of Trustees on 60 days’ written notice to PIMCO, or by PIMCO on 60 days’ written notice to the Fund. Additionally, the Investment Management Agreement will terminate automatically in the event of its assignment. The Investment Management Agreement may not be materially amended with respect to the Fund without a vote of a majority of the outstanding voting securities of the Fund.
The Investment Management Agreement provides that neither PIMCO nor its members, officers, trustees or employees shall be subject to any liability for, or any damages, expenses or losses incurred in connection with, any act or omission or mistake in judgment connected with or arising out of any services rendered under the Investment Management Agreement, except by reason of willful misfeasance, bad faith or gross negligence in performance of PIMCO’s duties, or by reason of reckless disregard of PIMCO’s obligations and duties under the Investment Management Agreement.
Because the Fund is newly organized, no fees were paid to the Investment Manager pursuant to the Investment Management Agreement in any prior fiscal year.
Portfolio Managers
Other Accounts Managed. The portfolio managers who are jointly and primarily responsible for the day-to-day management of the Fund also manage the other registered investment companies, other pooled investment vehicles and/or other accounts indicated below. The following table identifies, as of [ ]: (i) the number of other registered investment companies, pooled investment vehicles and other accounts managed by the portfolio managers (exclusive of the Fund); and (ii) the total assets of such companies, vehicles and accounts, and the number and total assets of such companies, vehicles and accounts with respect to which the management fee is based on performance.
	Total Number of Other Accounts	Total Assets of All Other Accounts (in $ millions)	Number of Other Accounts Paying a Performance Fee	Total Assets of Other Accounts Paying a Performance Fee (in $ millions)
[ ]
Registered Investment Companies	[ ]	[ ]	[ ]	[ ]
Other Pooled Investment Vehicles	[ ]	[ ]	[ ]	[ ]
Other Accounts	[ ]	[ ]	[ ]	[ ]
[ ]
Registered Investment Companies	[ ]	[ ]	[ ]	[ ]
Other Pooled Investment Vehicles	[ ]	[ ]	[ ]	[ ]
Other Accounts	[ ]	[ ]	[ ]	[ ]
[ ]
Registered Investment Companies	[ ]	[ ]	[ ]	[ ]
Other Pooled Investment Vehicles	[ ]	[ ]	[ ]	[ ]
Other Accounts	[ ]	[ ]	[ ]	[ ]

Conflicts of Interest
From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information (“MNPI”) about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Fund, track the same index as the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Fund. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies of the Fund in a manner beneficial to the investing account but detrimental to the Fund. Conversely, PIMCO’s duties to the Fund, as well as regulatory or other limitations applicable to the Fund, may affect the courses of action available to PIMCO-advised accounts (including certain funds) that invest in the Fund in a manner that is detrimental to such investing accounts. In addition, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause PIMCO to restrict or prohibit participation in certain investments.
PIMCO is affiliated with Allianz SE, a large multi-national financial institution (together with its affiliates, “Allianz”), conflicts similar to those described above may occur between the Fund or other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Fund or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect Client performance or the performance of the Fund or other accounts managed by PIMCO (each, a “Client” and collectively, “the Clients”). In addition, because certain Clients are affiliates of PIMCO or have investors who are affiliates or employees of PIMCO, PIMCO may have incentives to resolve conflicts of interest in favor of these Clients over other Clients.
Knowledge and Timing of Fund Trades.  A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.
Cross Trades.  A potential conflict of interest may arise in instances where the Fund buys an instrument from a Client or sells an instrument to a Client (each, a “cross trade”). Such conflicts of interest may arise, among other reasons, as a result of PIMCO representing the interests of both the buying party and the selling party in the cross trade or because the price at which the instrument is bought or sold through a cross trade may not be as favorable as the price that might have been obtained had the trade been executed in the open market. PIMCO effects cross trades when appropriate pursuant to procedures adopted under applicable rules and SEC guidance. Among other things, such procedures require that the cross trade is consistent with the respective investment policies and investment restrictions of both parties and is in the best interests of both the buying and selling accounts.
Investment Opportunities.  A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for one or more Clients, but may not be available in sufficient quantities for all accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another Client. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. In addition, regulatory issues applicable to PIMCO or the Fund, or other accounts may result in the Fund not receiving securities that may otherwise be appropriate for it.
PIMCO seeks to allocate orders across eligible Client accounts with similar investment guidelines and investment styles fairly and equitably, taking into consideration relevant factors including, among others, applicable investment restrictions and guidelines, regulatory requirements, risk tolerances and available cash. As part of PIMCO’s trade allocation process, portions of new fixed income investment opportunities are distributed among Client account categories where the relevant portfolio managers seek to participate in the investment. Those portions are then further allocated among the Client accounts within such categories pursuant to PIMCO’s trade allocation policy. Portfolio managers managing quantitative strategies and specialized accounts, such as those focused on international securities, mortgage-backed securities, bank loans, or other specialized asset classes, will likely receive an increased distribution of new fixed income investment opportunities where the investment involves a quantitative strategy or specialized asset class that matches the investment objective or focus of the Client account category.
Any particular allocation decision among Client accounts may be more or less advantageous to any one Client or group of Clients, and certain allocations will, to the extent consistent with PIMCO’s fiduciary obligations, deviate from a pro rata basis among Clients in order to address for example, differences in legal, tax, regulatory, risk management, concentration, exposure, Client guideline limitations and/or mandate or strategy considerations for the relevant Clients. PIMCO may determine that an investment opportunity or particular purchases or sales are appropriate for one or more Clients, but not appropriate for other Clients, or are appropriate or suitable for, or available to, Clients but in different sizes, terms, or timing than is appropriate or suitable for other Clients. For example, some Clients have higher risk tolerances than other Clients, such as private funds, which, in turn, allows PIMCO to allocate a wider variety and/or greater percentage of certain types of investments (which may or may not outperform other types of investments) to such Clients. Those Clients receiving an increased allocation as a result of the effect of their respective risk tolerance may be Clients that pay higher investment management fees or that pay incentive fees. In addition, certain Client account categories focusing on certain types of investments or asset classes will be given priority in new issue distribution and allocation with respect to the investments or asset classes that are the focus of their investment mandate. Legal, contractual, or regulatory issues and/or related expenses applicable to PIMCO or one or more Clients may result in certain Clients not receiving securities that may otherwise be appropriate for them or may result in PIMCO selling securities out of Client accounts even if it might otherwise be beneficial to continue to hold them. Additional factors that are taken into account in the distribution and allocation of investment opportunities to Client accounts include, without limitation: ability to utilize leverage and risk tolerance of the Client account; the amount of discretion and trade authority given to PIMCO by the Client; availability of other similar investment opportunities; the Client account’s investment horizon and objectives; hedging, cash and liquidity needs of the portfolio; minimum increments and lot sizes; and underlying benchmark factors. Given all of the foregoing factors, the amount, timing, structuring, or terms of an investment by a Client, including the Fund, may differ from, and performance may be lower than, investments and performance of other Clients, including those that may provide greater fees or other compensation (including performance-based fees or allocations) to PIMCO. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.
From time to time, PIMCO may take an investment position or action for one or more Clients that may be different from, or inconsistent with, an action or position taken for one or more other Clients having similar or differing investment objectives. These positions and actions may adversely impact, or in some instances may benefit, one or more affected Clients (including Clients that are PIMCO affiliates) in which PIMCO has an interest, or which pays PIMCO higher fees or a performance fee. For example, a Client may buy a security and another Client may establish a short position in that same security. The subsequent short sale may result in a decrease in the price of the security that the other Client holds. Similarly, transactions or investments by one or more Clients may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of another Client.
When PIMCO implements for one Client a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies of another Client, market impact, liquidity constraints or other factors could result in one or more Clients receiving less favorable trading results, the costs of implementing such portfolio decisions or strategies could be increased or such Clients could otherwise be disadvantaged. On the other hand, potential conflicts may also arise because portfolio decisions regarding a Client may benefit other Clients. For example, the sale of a long position or establishment of a short position for a Client may decrease the price of the same security sold short by (and therefore benefit) other Clients, and the purchase of a security or covering of a short position in a security for a Client may increase the price of the same security held by (and therefore benefit) other Clients.
Under certain circumstances, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment. In addition, to the extent permitted by applicable law, a Client may also engage in investment transactions that may result in other Clients being relieved of obligations, or that may cause other Clients to divest certain investments (e.g., a Client may make a loan to, or directly or indirectly acquire securities or indebtedness of, a company that uses the proceeds to refinance or reorganize its capital structure, which could result in repayment of debt held by another Client). Such Clients (or groups of Clients)

may have conflicting interests and objectives in connection with such investments, including with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment and the timeframe for, and method of, exiting the investment. When making such investments, PIMCO may do so in a way that favors one Client over another Client, even if both Clients are investing in the same security at the same time. Certain Clients may invest on a “parallel” basis (i.e., proportionately in all transactions at substantially the same time and on substantially the same terms and conditions). In addition, other accounts may expect to invest in many of the same types of investments as another account. However, there may be investments in which one or more of such accounts does not invest (or invests on different terms or on a non-pro rata basis) due to factors such as legal, tax, regulatory, business, contractual or other similar considerations or due to the provisions of a Client’s governing documents. Decisions as to the allocation of investment opportunities among such Clients present numerous conflicts of interest, which may not be resolved in a manner that is favorable to a Client’s interests. To the extent an investment is not allocated pro rata among such entities, a Client could incur a disproportionate amount of income or loss related to such investment relative to such other Client.
In addition, Clients may invest alongside one another in the same underlying investments or otherwise pursuant to a substantially similar investment strategy as one or more other Clients. In such cases, certain Clients may have preferential liquidity and information rights relative to other Clients holding the same investments, with the result that such Clients will be able to withdraw/redeem their interests in underlying investments in priority to Clients who may have more limited access to information or more restrictive withdrawal/redemption rights. Clients with more limited information rights or more restrictive liquidity may therefore be adversely affected in the event of a downturn in the markets.
Further, potential conflicts may be inherent in PIMCO’s use of multiple strategies. For example, conflicts will arise in cases where different Clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more Clients may own private securities or obligations of an issuer and other Clients may own or seek to acquire private securities of the same issuer. For example, a Client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other Clients have an equity investment, or may invest in senior debt obligations of an issuer for one Client and junior debt obligations or equity of the same issuer for another Client. PIMCO may also, for example, direct a Client to invest in a tranche of a structured finance vehicle, such as a CLO or CDO, where PIMCO is also, at the same or different time, directing another Client to make investments in a different tranche of the same vehicle, which tranche’s interests may be adverse to other tranches. PIMCO may also cause a Client to purchase from, or sell assets to, an entity, such as a structured finance vehicle, in which other Clients may have an interest, potentially in a manner that will have an adverse effect on the other Clients. There may also be conflicts where, for example, a Client holds certain debt or equity securities of an issuer, and that same issuer has issued other debt, equity or other instruments that are owned by other Clients or by an entity, such as a structured finance vehicle, in which other Clients have an interest.
In each of the situations described above, PIMCO may take actions with respect to the assets held by one Client that are adverse to the other Clients, for example, by foreclosing on loans, by putting an issuer into default, or by exercising rights to purchase or sell to an issuer, causing an issuer to take actions adverse to certain classes of securities, or otherwise. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers or taking any other actions, PIMCO may find that the interests of a Client and the interests of one or more other Clients could conflict. In these situations, decisions over items such as whether to make the investment or take an action, proxy voting, corporate reorganization, how to exit an investment, or bankruptcy or similar matters (including, for example, whether to trigger an event of default or the terms of any workout) may result in conflicts of interest. Similarly, if an issuer in which a Client and one or more other Clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, decisions over the terms of any workout will raise conflicts of interests (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, a debt holder may be better served by a liquidation of the issuer in which it may be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders. In some cases PIMCO may refrain from taking certain actions or making certain investments on behalf of Clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory or other effects on PIMCO, or may sell investments for certain Clients (in each case potentially disadvantaging the Clients on whose behalf the actions are not taken, investments not made, or investments sold). In other cases, PIMCO may not refrain from taking actions or making investments on behalf of certain Clients that have the potential to disadvantage other Clients. In addition, PIMCO may take actions or refrain from taking actions in order to mitigate legal risks to PIMCO or its affiliates or its

Clients even if disadvantageous to a Client’s account. Moreover, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment.
Additionally, certain conflicts may exist with respect to portfolio managers who make investment decisions on behalf of several different types of Clients. Such portfolio managers may have an incentive to allocate trades, time or resources to certain Clients, including those Clients who pay higher investment management fees or that pay incentive fees or allocations, over other Clients. These conflicts may be heightened with respect to portfolio managers who are eligible to receive a performance allocation under certain circumstances as part of their compensation.
From time to time, PIMCO personnel may come into possession of MNPI which, if disclosed, might affect an investor’s decision to buy, sell or hold a security. Should a PIMCO employee come into possession of MNPI with respect to an issuer, he or she generally will be prohibited from communicating such information to, or using such information for the benefit of, Clients, which could limit the ability of Clients to buy, sell or hold certain investments, thereby limiting the investment opportunities or exit strategies available to Clients. In addition, holdings in the securities or other instruments of an issuer by PIMCO or its affiliates may affect the ability of a Client to make certain acquisitions of or enter into certain transactions with such issuer. PIMCO has no obligation or responsibility to disclose such information to, or use such information for the benefit of, any person (including Clients).
PIMCO maintains one or more restricted lists of companies whose securities are subject to certain trading prohibitions due to PIMCO’s business activities. PIMCO may restrict trading in an issuer’s securities if the issuer is on a restricted list or if PIMCO has MNPI about that issuer. In some situations, PIMCO may restrict Clients from trading in a particular issuer’s securities in order to allow PIMCO to receive MNPI on behalf of other Clients. A Client may be unable to buy or sell certain securities until the restriction is lifted, which could disadvantage the Client. PIMCO may also be restricted from making (or divesting of) investments in respect of some Clients but not others. In some cases PIMCO may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice relating to certain securities if a security is restricted due to MNPI or if PIMCO is seeking to limit receipt of MNPI.
PIMCO may conduct litigation or engage in other legal actions on behalf of one or more Clients. In such cases, Clients may be required to bear certain fees, costs, expenses and liabilities associated with the litigation. Other Clients that are or were investors in, or otherwise involved with, the subject investments may or may not (depending on the circumstances) be parties to such litigation actions, with the result that certain Clients may participate in litigation actions in which not all Clients with similar investments may participate, and such non-participating Clients may benefit from the results of such litigation actions without bearing or otherwise being subject to the associated fees, costs, expenses and liabilities. PIMCO, for example, typically does not pursue legal claims on behalf of its separate accounts. Furthermore, in certain situations, litigation or other legal actions pursued by PIMCO on behalf of a Client may be brought against or be otherwise adverse to a portfolio company or other investment held by a Client.
The foregoing is not a complete list of conflicts to which PIMCO or Clients may be subject. PIMCO seeks to review conflicts on a case-by-case basis as they arise. Any review will take into consideration the interests of the relevant Clients, the circumstances giving rise to the conflict, applicable PIMCO policies and procedures, and applicable laws. Clients (and investors in the Fund) should be aware that conflicts will not necessarily be resolved in favor of their interests and may in fact be resolved in a manner adverse to their interests. PIMCO will attempt to resolve such matters fairly, but even so, matters may be resolved in favor of other Clients which pay PIMCO higher fees or performance fees or in which PIMCO or its affiliates have a significant proprietary interest. There can be no assurance that any actual or potential conflicts of interest will not result in a particular Client or group of Clients receiving less favorable investment terms in or returns from certain investments than if such conflicts of interest did not exist.
Conflicts like those described above may also occur between Clients, on the one hand, and PIMCO or its affiliates, on the other. These conflicts will not always be resolved in favor of the Client. In addition, because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described above may occur between clients of PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to PIMCO’s Clients. In many cases PIMCO will have limited or no ability to mitigate those actions or address those conflicts, which could adversely affect Client performance. In addition, certain regulatory or internal restrictions may prohibit PIMCO from using certain brokers or investing in certain companies (even if such companies are not affiliated with Allianz) because of the applicability of certain laws and regulations or internal Allianz policies applicable to PIMCO,

Allianz SE or their affiliates. An account’s willingness to negotiate terms or take actions with respect to an investment may also be, directly or indirectly, constrained or otherwise impacted to the extent Allianz SE, PIMCO, and/or their affiliates, directors, partners, managers, members, officers or personnel are also invested therein or otherwise have a connection to the subject investment (e.g., serving as a trustee or board member thereof).
Certain service providers to the Fund are expected to be owned by or otherwise related to or affiliated with a Client, and in certain cases, such service providers are expected to be, or are owned by, employed by, or otherwise related to, PIMCO, Allianz SE, their affiliates and/or their respective employees, consultants and other personnel. PIMCO may, in its sole discretion, determine to provide, or engage or recommend an affiliate of PIMCO to provide, certain services to the Fund, instead of engaging or recommending one or more third parties to provide such services. Subject to the governance requirements of a particular fund and applicable law, PIMCO or its affiliates, as applicable, will receive compensation in connection with the provision of such services. As a result, PIMCO faces a conflict of interest when selecting or recommending service providers for the Fund. Fees paid to an affiliated service provider will be determined in PIMCO’s commercially reasonable discretion, taking into account the relevant facts and circumstances, and consistent with PIMCO’s responsibilities. Although PIMCO has adopted various policies and procedures intended to mitigate or otherwise manage conflicts of interest with respect to affiliated service providers, there can be no guarantee that such policies and procedures (which may be modified or terminated at any time in PIMCO’s sole discretion) will be successful.
Performance Fees.  A portfolio manager may advise certain accounts with respect to which the management fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Fund and certain pooled investment vehicles on a fair and equitable basis over time.
Portfolio Manager Compensation
PIMCO’s approach to compensation seeks to provide professionals with a Total Compensation Plan and process that is driven by PIMCO’s mission and CORE values of collaboration, openness, responsibility and excellence. Key Principles on Compensation Philosophy include:
•
PIMCO’s compensation practices are designed to attract and retain high performers;
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PIMCO’s compensation philosophy embraces a corporate culture of rewarding behaviors aligned to our CORE values;
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PIMCO’s goal is to ensure key professionals are aligned to PIMCO’s long-term success through awards linked to firm performance; and
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PIMCO’s “Discern and Differentiate” discipline incorporates individual performance rating to guide total compensation outcomes.
The Total Compensation Plan consists of three components. The compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for PIMCO’s clients. A portfolio manager’s compensation is not based solely on the performance of the Fund or any other account managed by that portfolio manager:
Base Salary –   Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.
Performance Bonus –   Performance bonuses are designed to reward risk-adjusted performance and contributions to PIMCO’s broader investment process. The compensation process is not formulaic and the following non-exhaustive list of qualitative and quantitative criteria are considered when determining the total compensation for portfolio managers:
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Performance measured over a variety of longer- and shorter-term periods, including 5- year, 4-year, 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax total and risk-adjusted investment performance as judged against the applicable benchmarks (which may include internal investment performance-related benchmarks) for each account managed by a portfolio manager (including the Fund) and relative to applicable industry peer groups; greatest emphasis is placed on 5-year and 3-year performance, followed by 1-year performance;
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Consistency of investment performance across portfolios of similar mandate and guidelines, rewarding low dispersion and consistency of outperformance;
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Appropriate risk positioning and risk management mindset which includes consistency with PIMCO’s investment philosophy, the Investment Committee’s positioning guidance, absence of defaults, and appropriate alignment with client objectives;
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Contributions to mentoring, coaching and/or supervising members of team;
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Collaboration, idea generation, and contribution of investment ideas in the context of PIMCO’s investment process, Investment Committee meetings, and day-to-day management of portfolios;
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With much lesser importance than the aforementioned factors: amount and nature of assets managed by the portfolio manager, contributions to asset retention, and client satisfaction.
PIMCO’s partnership culture further rewards strong long term risk adjusted returns with promotion decisions almost entirely tied to long term contributions to the investment process. 10- year performance can also be considered, though not explicitly as part of the compensation process.
Deferred Compensation –   Long Term Incentive Plan (“LTIP”) is awarded to key professionals. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and/or deferred compensation. PIMCO incorporates a progressive allocation of deferred compensation as a percentage of total compensation, which is in line with market practices.
The LTIP provides participants with deferred cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long term commitment to PIMCO’s success.
Prior to March 2020, M Options were awarded to key professionals. The M Unit program provided mid-to-senior level employees with the potential to acquire an equity stake in PIMCO over their careers to better align employee incentives with the Firm’s long-term results. Options awarded under the program vest over a number of years and may be converted into non-voting PIMCO equity which shares in the profit distributions of the Firm.
Eligibility to participate in LTIP and the M Unit program is contingent upon continued employment at PIMCO and all other applicable eligibility requirements.
Profit Sharing Plan.  Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by PIMCO’s Compensation Committee, based upon an individual’s overall contribution to the firm.
Securities Ownership
Because the Fund is newly organized, no shares of the Fund were owned by the portfolio managers as of the date of this Statement of Additional Information.
Proxy Voting Policies and Procedures
PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)6 under the Advisers Act. The Fund has adopted the Proxy Policy of PIMCO when voting proxies on its behalf.
Policy Statement:  The Proxy Policy is intended to foster PIMCO’s compliance with its fiduciary obligations and applicable law; the policy applies to any voting or consent rights with respect to securities held in accounts over which

PIMCO has discretionary voting authority. The Proxy Policy is designed in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients.
Overview:  PIMCO has adopted a written Proxy Policy as required by Rule 206(4)-6 under the Advisers Act. Proxies generally describe corporate action-consent rights (relative to fixed income securities) and proxy voting ballots (relative to fixed income or equity securities) as determined by the issuer or custodian. As a general matter, when PIMCO has proxy voting authority, PIMCO has a fiduciary obligation to monitor corporate events and to take appropriate action on client proxies that come to its attention. Each proxy is voted on a case-by-case basis, taking into account relevant facts and circumstances. When considering client proxies, PIMCO may determine not to vote a proxy in limited circumstances.
Equity Securities.  The term “equity securities” means common and preferred shares, including common and preferred shares issued by investment companies; it does not include debt securities convertible into equity securities. PIMCO has retained an Industry Service Provider (“ISP”) to provide research and voting recommendations for proxies relating to equity securities in accordance with the ISP’s guidelines. By following the guidelines of an independent third party, PIMCO seeks to mitigate potential conflicts of interest PIMCO may have with respect to proxies covered by the ISP. PIMCO will follow the recommendations of the ISP unless: (i) the ISP does not provide a voting recommendation; or (ii) a portfolio manager or analyst decides to override the ISP’s voting recommendation. In either such case as described above, the Legal and Compliance department will review the proxy to determine whether a material conflict of interest, or the appearance of one, exists. When the ISP does not provide a voting recommendation, the relevant portfolio manager or analyst will make a determination regarding how, or if, the proxy will be voted by completing required documentation.
Fixed Income Securities.  Fixed income securities can be processed as proxy ballots or corporate action-consents at the discretion of the issuer/custodian. Voting or consent rights shall not include matters which are primarily decisions to buy or sell investments, such as tender offers, exchange offers, conversions, put options, redemptions, and Dutch auctions. When processed as proxy ballots, the ISP generally does not provide a voting recommendation and their role is limited to election processing and recordkeeping. In such instances, any elections would follow the standard process discussed above for equity securities. When processed as corporate action-consents, the Legal and Compliance department will review all election forms to determine whether an actual or potential conflict of interest exists with respect to the portfolio manager’s or analyst’s consent election. PIMCO’s Credit Research and Portfolio Management Groups are responsible for issuing recommendations on how to vote proxy ballots and corporation action-consents with respect to fixed income securities.
Resolution of Potential and Identified Conflicts of Interest.  The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a working group to assess and resolve the conflict (the “Proxy Working Group”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Working Group and/or other relevant procedures approved by PIMCO’s Legal and Compliance department or PIMCO’s Conflict Committee with respect to specific types of conflicts.
PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. PIMCO’s Proxy Policy, and information about how PIMCO voted a client’s proxies, is available upon request.
ISP Oversight.  Consistent with its fiduciary obligations, PIMCO will perform periodic due diligence and oversight of ISPs engaged to provide PIMCO with proxy voting research and recommendations. PIMCO’s due diligence and oversight process includes, but is not limited to, the evaluation of: the ISP’s capacity and competency to provide proxy voting research and recommendations including the adequacy and quality of the ISP’s operational infrastructure as it relates to its process for seeking timely input from issuers and its voting methodologies and the ISP’s compliance program.
Information about how PIMCO voted the Fund’s proxies for the most recent twelve-month period ended June 30th (Form N-PX) will be available no later than the following August 31st, without charge, upon request, by calling the Fund at (844) 312-2113, and on the SEC’s website at http://www.sec.gov.
DISTRIBUTION OF FUND SHARES
PIMCO Investments LLC (the “Distributor”) serves as the principal underwriter in the continuous public offering of the Fund’s shares pursuant to a distribution contract (“Distribution Contract”) with the Fund, which is subject to annual approval by the Board. The Distributor is a wholly-owned subsidiary of PIMCO and an indirect subsidiary of Allianz Asset Management. The Distributor does not participate in the distribution of non-PIMCO managed registered fund products. As noted in further detail below, under a separate marketing services agreement between PIMCO and the Distributor, PIMCO compensates the Distributor for providing various marketing services for the Fund. Furthermore, representatives of the Distributor (“Account Managers and Associates”) may also be employees or associated persons of PIMCO. Because of these affiliations with PIMCO, the interests of the Distributor may conflict with the interests of Fund investors.
As noted above, PIMCO pays the Distributor a fee for marketing and related services pursuant to a Marketing Services Agreement between PIMCO and the Distributor. These payments are made to the Distributor from PIMCO’s profits and are in addition to the revenue the Distributor earns under its Distribution Contract with the Fund. The fee is payable on a monthly basis at a current annual rate of 0.20 percent of gross fund sales in the month (“gross fund sales” includes the aggregate gross dollar value of sales of the PIMCO Interval Funds (including the Fund), PIMCO Variable Insurance Trust (“PVIT”), PIMCO Funds (“PIMCO Funds”), PIMCO Equity Series (“PES”), PIMCO Equity Series VIT (“PESVIT”) and PIMCO ETF Trust during the applicable month, excluding, however (i) the sale of a PIMCO Interval Fund’s or series of PVIT’s, PIMCO Funds’, PES, PESVIT’s or PIMCO ETF Trust’s shares to another PIMCO-managed fund and (ii) sales of any shares of PIMCO Funds that are not registered under both the Act and the 1933 Act (including but not limited to shares of any series of the PIMCO Funds: Private Account Portfolio Series)). In addition, pursuant to the Marketing Services Agreement, PIMCO pays the Distributor a fee at the annual rate of 0.10 percent of the average daily net asset value of the shares of the Fund, the PIMCO Interval Funds, PVIT, PIMCO Funds, PES and PESVIT, excluding assets in (i) any series of PIMCO Funds: Private Account Portfolio Series, (ii) any series of PES or PIMCO ETF Trust that is an exchange-traded fund, and (iii) any series of PES, PVIT, PIMCO Funds or PESVIT that operates as a fund of funds.
The Distributor, located at 1633 Broadway, New York, NY 10019, is a broker-dealer registered with the SEC and is a member of FINRA. All account inquiries should be mailed to the Fund’s Transfer Agent, and should not be mailed to the Distributor.
The Distribution Contract will continue in effect with respect to the Fund for successive one-year periods, provided that each such continuance is specifically approved: (i) by the vote of a majority of the Trustees who are not interested persons of the Fund (as defined in the Act) and who have no direct or indirect financial interest in the Distribution Contract or the Investment Management Agreement; and (ii) by the vote of a majority of the entire Board cast in person at a meeting called for that purpose.
The Distributor acts as the distributor of Common Shares for the Fund on a best efforts basis, subject to various conditions, pursuant to the terms of the Distribution Contract. The Distributor is not obligated to sell any specific amount of Common Shares of the Fund.
The Fund generally does not offer or sell its shares outside of the United States, except to certain investors in approved jurisdictions and in conformity with local legal requirements.
Account Managers’ and Associates’ Compensation
Compensation for the Account Managers and Associates discussed in this section has four main components: base pay, quarterly incentive compensation, an annual bonus, and certain special bonuses/commissions.
Base Pay.  All Account Managers and Associates receive some amount of base pay — a predetermined and fixed annual salary paid in bi-weekly installments. From time to time, the Distributor reviews the minimum base salary to confirm it is consistent with a reasonable wage and that there is an appropriate ratio between base salary and the other three compensation components.
Quarterly Incentive Compensation.   Account Managers and Associates are eligible to receive quarterly incentive payments for the sale of certain products, including mutual funds, ETFs, interval funds, private funds and retail separately managed accounts (i.e., wrap accounts). Account Managers and Associates do not receive higher compensation for selling fund classes with distribution fees, for sales at approved firms. Additionally, Account Managers and Associates receive the same incentive compensation for products eligible utilizing the same investment strategy (i.e. Total Return, Short Term, etc). Account Managers and Associates employed by the Distributor are eligible to receive compensation, ascending by product categorization, with respect to sales of the following: Base/Core, Diversifiers, Strategic, Active ETFs and Alternative Strategies (each as defined from time-to-time by the Distributor) which can be adjusted based on achievement of goals and net flows. The Distributor only distributes investment products managed by PIMCO, and accordingly Account Managers and Associates compensation does not distinguish between proprietary and non-proprietary products. The Distributor reserves the right to determine the amount of compensation payable to Account Managers and Associates in its sole discretion.
Annual Bonus.  Account Managers and Associates are eligible to receive an annual bonus. The annual bonus is determined through numerous factors, including a manager’s assessment that takes into consideration the Account Manager’s or Associate’s job and sales performance, both in absolute terms and relative to other Account Managers and Associates, as applicable, as well as PIMCO’s and the Distributor’s performance. The Distributor may use various metrics to assess or compare the job performance of Account Managers and Associates. Such metrics generally are indicative of the Account Manager’s or Associate’s success in the areas of, among others, financial adviser satisfaction and the Account Manager’s or Associate’s product knowledge, responsiveness, and effectiveness. Annual bonuses may form a significant part of an Account Manager’s or Associate’s overall compensation.
Other Compensation.  From time to time Account Managers and Associates may receive special bonuses or other rewards in connection with the Distributor’s incentive programs that reward certain performance-related metrics. Account Managers and Associates may receive commissions from the sale of other products, including closed-end funds, whose commission rates may be higher than those product types noted above.
Potential Conflicts of Interest
As described above, Account Managers and Associates are eligible to receive compensation, in addition to their base pay, which could represent a significant portion of an Account Manager’s and Associate’s compensation. A factor that is evaluated in determining such compensation is the Account Manager’s or Associate’s success in marketing and selling products distributed by the Distributor. Account Managers and Associates may have a financial incentive to offer certain types of products to you, and the offering of such products may be considered, among other factors, in the assessment of an Account Manager’s or Associate’s performance.
As described above, Account Managers and Associates who offer certain products may receive compensation as a direct or indirect result of your selection of those products, which could represent a significant portion of an Account Manager’s or Associate’s compensation, and in certain circumstances an Account Manager’s or Associate’s compensation could be reduced if you subsequently redeem such products. This compensation may be more than what the Account Manager or Associate would receive if you had selected other products. Therefore, Account Managers and Associates may have a financial incentive to offer certain products. For example, Alternatives Strategies offer higher compensation than Active ETFs, which offer higher compensation than Strategic Strategies, and so on, as noted above. Under policies applicable to all Account Managers and Associates, no Account Manager or Associate is permitted to promote, recommend, or solicit the sale of one product over another solely because that product will provide higher revenue or compensation to the Account Manager or Associate, the Distributor or PIMCO. Please review all product materials and disclosures before selecting an investment product
Additional Payments to Financial Firms
Revenue Sharing/Marketing Support.  The Distributor or PIMCO (for purposes of this subsection only, collectively, “PIMCO”) makes payments and provides other incentives to financial firms as compensation for services such as providing the Fund with “shelf space,” or a higher profile for the financial firms’ financial advisors and their customers, placing the Fund on financial firms’ preferred or recommended fund list or otherwise identifying the Fund as being part of a complex to be accorded a higher degree of marketing support than complexes whose distributor or investment adviser is not making such payments, granting PIMCO access to the financial firms’ financial professionals (including through the firms’ intranet websites or other proprietary communications systems and channels) in order to promote the Fund, promotions in communications with financial firms’ customers such as in the firms’ internet websites or in customer newsletters, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. The actual services provided, and the payments made for such services, vary from firm to firm. These payments may be significant to the financial firms.

A number of factors are considered in determining the amount of these additional payments to financial firms. On some occasions, some such payments are conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of the Fund and/or other funds sponsored by PIMCO together or a particular class of shares, during a specified period of time. PIMCO also makes payments to one or more financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Fund and the quality of the financial firm’s relationship with PIMCO and/or its affiliates.
The additional payments described above are made from PIMCO’s (or its affiliates) own assets (and sometimes, therefore referred to as “revenue sharing”) pursuant to agreements with financial firms and do not change the price paid by investors for the purchase of the Fund’s shares or the amount the Fund will receive as proceeds from such sales. These payments may be made to financial firms (as selected by PIMCO) that have sold significant amounts of shares of the Fund or other PIMCO-sponsored funds. In certain cases, the payments described above may be subject to minimum payment levels or vary based on the management fee or total expense ratio of the relevant Fund(s) which normally will not exceed the amount that would have been payable pursuant to the formula as of the effective date of the agreement.
Ticket Charges.   In addition to revenue sharing payments, PIMCO makes payments to financial firms in connection with certain transaction fees (also referred to as “ticket charges”) incurred by the financial firms.
Event Support; Other Non-Cash Compensation; Charitable Contributions.   In addition to the payments described above, PIMCO pays and/or reimburses, at its own expense, financial firms for sponsorship and/or attendance at their conferences, seminars or informational meetings (“event support”), provides financial firms or their personnel with occasional tickets to events or other entertainment, meals and small gifts or pays or provides reimbursement for reasonable travel and lodging expenses for attendees of PIMCO educational events (“other non-cash compensation”), and makes charitable contributions to valid charitable organizations at the request of financial firms (“charitable contributions”) to the extent permitted by applicable law, rules and regulations.
Visits; Training; Education.   In addition to the payments described above, wholesale representatives and employees of PIMCO or its affiliates visit financial firms on a regular basis to educate financial advisors and other personnel about the Fund and to encourage the sale or recommendation of Fund shares to their clients. PIMCO may also provide (or compensate consultants or other third parties to provide) other relevant training and education to a financial firm’s financial advisors and other personnel.
Platform Support; Leads; Consultant Services.   PIMCO also may make payments or reimbursements to financial firms or their affiliated companies, which may be used for their platform development, maintenance, improvement and/or the availability of services including, but not limited to, platform education and communications, relationship management support, development to support new or changing products, trading or order taking platforms and related infrastructure/technology and/or legal, risk management and regulatory compliance infrastructure in support of investment-related products, programs and services and may also result in the Fund receiving greater prominence on a financial firm’s sales platform (collectively, “platform support”) or for various studies, surveys, industry data, research and information about, and contact information for, particular financial advisors who have sold, or may in the future sell, shares of the Fund or other PIMCO-advised funds (i.e., “leads”). In certain instances, platform support payments are made for the purpose of supporting services provided by a financial firm’s servicing of shareholder accounts, including, but not limited to, handling toll-free telephone inquiries, processing shareholder communications and providing information to shareholders on their investments.
Subject to applicable law, PIMCO and its affiliates may also provide investment advisory services to financial firms and their affiliates and may execute brokerage transactions on behalf of the Fund with such financial firms’ affiliates. These financial firms or their affiliates may, in the ordinary course of their financial firm business, recommend that their clients utilize PIMCO’s investment advisory services or invest in the Fund or in other products sponsored or distributed by PIMCO or its affiliates.
In addition, PIMCO may pay investment consultants or their affiliated companies for certain services including, but not limited to, human resources, technology, operations, tax, or audit consulting services and may pay such firms for PIMCO’s attendance at investment forums sponsored by such firms (collectively, “consultant services”). These consultants or their affiliates may, in the ordinary course of their financial firm business, recommend that their clients utilize PIMCO’s investment advisory services or invest in the Fund or in other products sponsored or distributed by PIMCO or its affiliates.
Payments.   Payments for items including event support, platform support, leads and consultant services (but not including certain account services), as well as revenue sharing, are, in certain circumstances, bundled and allocated among these categories in PIMCO’s discretion. The financial firms receiving such bundled payments may characterize or allocate the payments differently from PIMCO’s internal allocation. In addition, payments made by PIMCO to a financial firm and allocated by PIMCO to a particular category of services can in some cases result in benefits related to, or enhance the eligibility of PIMCO or the Fund to receive, services provided by the financial firm that may be characterized or allocated to one or more other categories of services.
As of [ ], 2022, PIMCO anticipates that the firms that will receive the additional payments for marketing support for the Fund, shelf space or other services as described above include the following firms. Also included in the list below are firms with which PIMCO has an agreement pertaining to services that PIMCO categorizes as “account services,” as described below, where such agreement call for the financial firm to be identified.
[Advisor Group
Commonwealth
Dynasty Financial
FSC Securities Corporation
LPL Financial LLC
Royal Allance
SagePoint Financial
Securities America
Triad Advisors
Woodbury Financial
UBS]
PIMCO expects that additional firms may be added to this list from time to time.
Subject to applicable law, PIMCO and its affiliates may also provide investment advisory services to financial firms and their affiliates and may execute brokerage transactions on behalf of the Fund with such financial firms’ affiliates. These financial firms or their affiliates may, in the ordinary course of their financial firm business, recommend that their clients utilize PIMCO’s investment advisory services or invest in the Fund or in other products sponsored or distributed by PIMCO or its affiliates.
Account Services.   In addition to the payments, reimbursements and incentives described above, further amounts are, in certain circumstances, paid by PIMCO to financial firms for providing services with respect to shareholders holding Fund shares in nominee or street name, including, but not limited to, the following services: providing explanations and answering inquiries regarding the Fund and shareholder accounts; providing recordkeeping and other administrative services, including preparing record date shareholder lists for proxy solicitation; maintaining records of and facilitating purchases by shareholders of shares of the Fund; maintaining records of and facilitating repurchases of Common Shares by the Fund, including in connection with the Fund’s quarterly repurchase offers or other repurchases described in the Fund’s Prospectus and elsewhere in this Statement of Additional Information; processing and mailing transaction confirmations, periodic statements, prospectuses, shareholder reports, shareholder notices and other SEC-required communications to shareholders; processing, collecting and posting distributions to their accounts; issuing and mailing dividend checks to shareholders who have selected cash distributions; assisting in the establishment and maintenance of shareholder accounts; providing account designations, addresses and other information; capturing and processing tax data; establishing and maintaining automated investment plans and shareholder account registrations; providing sub-accounting services; providing recordkeeping services related to shareholder purchase and Fund repurchase transactions, including providing such information as may be necessary to assure compliance with applicable blue sky requirements; and performing similar administrative services as requested by PIMCO to the extent that the firm is permitted by applicable statute, rule or regulation to provide such information or services. The actual services provided, and the payments made for such services, vary from firm to firm and, in some instances, vary with respect to a single firm according to investment channel. Such services may be referred to under a variety of descriptions, including sub-accounting, sub-transfer agency, administrative or shareholder services.
For these services, PIMCO pays an annual fee based on a per annum percentage of the value of the assets in the relevant accounts or annual per account charges. These payments are made out of PIMCO’s own resources. Such resources may include the advisory fees paid to PIMCO under the Fund’s Investment Management Agreement. Additionally, although these payments are made out of PIMCO’s own resources, in some cases the levels of such payments may vary by share class of the Fund in relation to advisory fees, total annual operating expenses or other payments made by the applicable share class to PIMCO; additionally, in some cases, the levels of such payments varies across and within share classes of the Fund in relation to investment channel and may differ from the amounts paid by PIMCO with respect to other PIMCO-sponsored funds for which the financial firm provides shareholder services. In addition, PIMCO may pay financial firms a flat fee by Fund or share class to cover certain set-up costs. These payments, taken together in the aggregate, may be material to financial firms relative to other compensation paid by the Fund and/or PIMCO and may be in addition to any (a) distribution and/or servicing (12b-1) fees; (b) marketing support, revenue sharing, platform support or “shelf space” fees; and (c) event support, other non-cash compensation and charitable contributions disclosed above and paid to or at the request of such financial firms or their personnel. The additional servicing payments and set-up fees described above may differ depending on the share class or investment channel and may vary from amounts paid to the Fund’s transfer agent for providing similar services to other accounts.
If investment advisers, distributors or affiliated persons of funds make payments and provide other incentives in differing amounts, financial firms and their financial advisers may have financial incentives for recommending a particular fund over other funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial advisors also may have a financial incentive for recommending a particular share class over other share classes or may favor a particular investment channel over other such channels. Because financial firms may be paid varying amounts per class for sub-accounting and related recordkeeping services, the service requirements of which also may vary by class, this may create an additional incentive for financial firms and their financial advisors to favor one fund complex over another or one fund class over another. Likewise, because financial firms may be paid varying amounts across or within share classes for sub-accounting and related recordkeeping services according to investment channel, this may create an additional incentive for financial firms and their personnel to favor one investment channel over another. You should review carefully any disclosure by the financial firm or plan recordkeepers as to its compensation.
In certain circumstances, PIMCO or its affiliates may pay or reimburse financial firms for distribution and/or shareholder services out of PIMCO’s or its affiliates’ own assets when the Distributor does not receive associated distribution and/or service (12b-1) fees from the Fund. These payments and reimbursements may be made from profits received by PIMCO or its affiliates from other fees paid by the Fund. Such activities by PIMCO or its affiliates may provide incentives to financial firms to purchase or market shares of the Fund. Additionally, these activities may give PIMCO or its affiliates additional access to sales representatives of such financial firms, which may increase sales of Fund shares. The payments described in this paragraph may be significant to payors and payees.
Purchasing Shares
The following section provides basic information about how to purchase Common Shares of the Fund. The Fund typically does not offer or sell its shares to non-U.S. residents. For purposes of this policy, a U.S. resident is defined as an account with (i) a U.S. address of record and (ii) all account owners residing in the U.S. at the time of sale.
The Fund and the Distributor each reserve the right, in its sole discretion, to suspend the offering of shares of the Fund or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Fund.
In the interest of economy and convenience, certificates for shares will not be issued.
Purchases of Fund shares are discussed under the “Plan of Distribution - Purchasing Shares” section of the Prospectus, and that information is incorporated herein by reference.
Institutional Class Common Shares. Eligible investors may purchase Institutional Class Common Shares in the following ways:
Through your broker-dealer or other financial firm. Institutional Class Common Shares may be offered through certain financial firms that charge their customers transaction or other fees with respect to their customers’ investments in the Fund. Your broker-dealer or other financial firm may establish higher or lower minimum investment requirements than the Fund and may also independently charge you transaction or other fees and additional amounts (which may vary) in return for its services, which will reduce your return. Shares you purchase through your broker-dealer or other financial firm will normally be held in your account with that firm. If you purchase shares through a broker-dealer or other financial firm, instructions for buying, selling, exchanging or transferring Institutional Class Common Shares must be submitted by your financial firm or broker-dealer on your behalf.
Through the Distributor. You should discuss your investment with your financial advisor before you make a purchase to be sure the Fund is appropriate for you. Individual investors who meet the minimum investment amount and wish to invest directly in Institutional Class Common Shares may obtain an Account Application online at pimco.com or by calling [ ]. If you do not list a financial advisor and his/her brokerage firm on the Account Application, the Distributor is designated as the broker of record, but solely for purposes of acting as your agent to purchase shares.
The completed Account Application may be submitted using the following methods:
Facsimile:
844.643.0432
Overnight Mail: PIMCO Interval Funds C/O DST Systems, Inc. 430 W. 7th Street Suite 219993 Kansas City, MO 64105-1407	RegularMail: PIMCO Interval Funds P.O. Box 219993 Kansas City, MO 64121-9993
E-mail:
pimcoaltprocessing@dstsystems.com
For inquiries, please call 844.312.2113.
Payment for the purchase of Common Shares may be made by check payable to the PIMCO Interval Funds and sent to the Regular Mail address above; or by wiring federal funds to:

PIMCO Interval Funds
United Missouri Bank
928 Grand Blvd
Kansas City, MO 64106
ABA 101000695
DDA 98-7229-174-3
ACCT: Your PIMCO Account Number
FFC: Shareholder Name and Fund Identifier
Before wiring federal funds, the investor must provide order instructions to the transfer agent by facsimile at 844.643.0432 or by e-mail at pimcoaltprocessing@dstsystems.com. In order to receive the current day’s NAV, order instructions must be received in good order prior to the close of regular trading on the NYSE (ordinarily 4:00 p.m., Eastern time) (“NYSE Close”). Instructions must include the name and signature of an appropriate person designated on the Account Application (“Authorized Person”), account name, account number, name of the Fund and dollar amount. Payments received without order instructions could result in a processing delay or a return of wire. Failure to send the accompanying payment on the same day may result in the cancellation of the order.
An investor may place a purchase order for Common Shares without first wiring federal funds if the purchase amount is to be derived from an advisory account managed by PIMCO or one of its affiliates, or from an account with a broker-dealer or other financial firm that has established a processing relationship with the Fund on behalf of its customers.
Investment Minimums
Institutional Class Common Shares.  The following investment minimums apply for purchases of Institutional Class Common Shares:

Initial Investment	Subsequent Investments
$1 million per account	None
The initial investment minimums may be higher or lower for certain financial firms that submit orders on behalf of their customers. The Fund or the Distributor may lower or waive the initial investment minimums for certain classes of shares or categories of investors at their discretion. The minimum initial investment may also be modified for the Trustees and certain employees and their extended family members of PIMCO and its affiliates. For these purposes, “extended family members” shall include such person’s spouse or domestic partner, as recognized by applicable state law, children, siblings, current brother/sister-in-laws, parents, and current father/mother-in-laws.
Additional Investments.   An investor may purchase additional Institutional Class Common Shares of the Fund at any time by sending a facsimile or e-mail as outlined above. If you invest in Common Shares through a broker-dealer, contact your financial firm for information on purchasing additional Common Shares.
Other Purchase Information.   Purchases of the Fund’s Common Shares will be made in full and fractional shares.
Additional Information about Purchases.  Shares may be purchased at a price equal to their net asset value per share, plus any applicable sales charge, next determined after receipt of an order. Under normal circumstances, all purchase orders received by the Fund or its designee prior to the NYSE Close on a regular business day are processed at that day’s offering price. However, orders received by the Fund or its designee after the offering price is determined that day from financial firms or certain retirement plans will receive such offering price if the orders were received by the financial firm or retirement plan from its customer or participant prior to such offering price determination and were transmitted to and received by the Fund or its designee prior to such time as agreed upon by the Distributor or Investment Manager in accordance with an agreement or as allowed by applicable law. Purchase orders will be accepted only on days on which the Fund is open for business. If a purchase order is received on a day when the Fund is not open for business, it will be processed on the next succeeding day the Fund is open for business (according to the succeeding day’s net asset value). The Fund is “open for business” on each day the NYSE is open for trading, which excludes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. On any day that regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to: (i) advance the time as of which the NAV is calculated and, therefore, the time by which purchase orders must be received to receive that day’s NAV or (ii) accept purchase orders until, and calculate its NAV as of, the normally scheduled NYSE Close. On any day that the NYSE is closed when it would normally be open for business, the Fund may accept purchase orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE or such other time that the Fund may determine.
The Fund reserves the right to close if the primary trading markets of the Fund’s portfolio instruments are closed and the Fund’s management believes that there is not an adequate market to meet purchase requests. On any business day when the Securities Industry and Financial Markets Association recommends that the securities markets close trading early, the Fund may close trading early.
Broker-dealers and other financial firms are obligated to transmit purchase orders promptly.   The Fund and the Distributor each reserves the right, in its sole discretion, to accept or reject any order for purchase of Fund shares. The sale of shares may be suspended on any day on which the NYSE is closed and, if permitted by the rules of the SEC, when trading on the NYSE is restricted or during an emergency that makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors.
Signature Validation.  When a signature validation is called for, a Medallion signature guarantee or Signature validation program (“SVP”) stamp may be required. A Medallion signature guarantee is intended to provide signature validation for transactions considered financial in nature, and an SVP stamp is intended to provide signature validation for transactions non-financial in nature. In certain situations, a notarized signature may be used instead of a Medallion signature guarantee or an SVP stamp. A Medallion signature guarantee or SVP stamp may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a Medallion program or Signature validation program recognized by the Securities Transfer Association. When a Medallion signature guarantee or SVP stamp is required, signature validations from financial institutions which are not participating in one of these programs will not be accepted. Please note that financial institutions participating in a recognized Medallion program may still be ineligible to provide a signature validation for transactions of greater than a specified dollar amount. The Fund may change the signature validation requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemented prospectus. Shareholders should contact the Fund for additional details regarding the Fund’s signature validation requirements.
Account Registration and Privilege Changes.  Changes in registration or account privileges may be made in writing. Signature validation may be required. See “Signature Validation” above. All correspondence must include the account number and may be submitted using the following methods:
Facsimile:
844.643.0432
Overnight Mail: PIMCO Interval Funds C/O DST Systems, Inc. 430 W. 7th Street Suite 219993 Kansas City, MO 64105-1407	RegularMail: PIMCO Interval Funds P.O. Box 219993 Kansas City, MO 64121-9993
E-mail:
pimcoaltprocessing@dstsystems.com
For inquiries, please call 844.312.2113.
If you invest through a broker-dealer, contact your financial firm for information on changes in registration or account privileges.
Information for Shares of the Fund.  Broker-dealers and other financial intermediaries provide varying arrangements for their clients to purchase Fund shares. Some may establish higher or lower minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services and may independently establish and charge transaction or other fees and/or other additional amounts to their clients for such services, which charges would reduce clients’ return. Firms also may hold Fund shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund’s Transfer Agent will have no information with respect to or control over accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their broker. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients’ accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends.
Request for Multiple Copies of Shareholder Documents
To reduce expenses, it is intended that only one copy of the Fund’s Prospectus and each annual and semi-annual report, when available, will be mailed to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents and your shares are held in the Fund’s account, call the Fund at 844.312.2113. You will receive the additional copy within 30 days after receipt of your request by the Fund. Alternatively, if your shares are held through a financial institution, please contact the financial institution.
REPURCHASE OF COMMON SHARES
In order to provide some liquidity to shareholders, the Fund has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25%, or such other amount as may be permitted under applicable rules and regulations or no-action, exemptive or other relief, of its outstanding Common Shares at NAV. Subject to applicable law and approval of the Board of Trustees (the “Board” or “Board of Trustees”), for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Common Shares at NAV, which is the minimum amount permitted. Notices of each quarterly repurchase offer are sent to shareholders at least 21 days before the “Repurchase Request Deadline” (i.e., the date by which shareholders can tender their Common Shares in response to a repurchase offer). The Fund determines the NAV applicable to repurchases no later than the

14 days after the Repurchase Request Deadline (or the next business day, if the 14th day is not a business day) (the “Repurchase Pricing Date”). The Fund expects to distribute payment to shareholders within (3) business days after the Repurchase Pricing Date and will distribute such payment no later than seven (7) calendar days after such date. The Fund’s Common Shares are not listed on any securities exchange, and the Fund anticipates that no secondary market will develop for its Common Shares. Investors should consider Common Shares of the Fund to be an illiquid investment. Accordingly, you may not be able to sell Common Shares when and/or in the amount that you desire. Thus, Common Shares are appropriate only as a long-term investment. In addition, the Fund’s repurchase offers may subject the Fund and shareholders to special risks.
The section entitled “Periodic Repurchase Offers” in the Prospectus discusses the type and timing of notice for repurchase offers, the effects of oversubscribed repurchase offers, the determination of the repurchase price, payment by the Fund for Common Shares tendered in a repurchase offer, the effect of repurchase policies on the liquidity of the Fund, the consequences of repurchase offers and other details regarding the repurchase offers, including associated risks. The Fund’s fundamental policies with respect to repurchase offers are discussed in “Investment Restrictions” in this Statement of Additional Information.
See “Risks - Repurchase Offers Risk” in the Prospectus for a description of the risks associated with the Fund’s repurchase offers. In addition, the repurchase of Common Shares by the Fund will be a taxable event to shareholders. For a discussion of these tax consequences, see “Certain U.S. Federal Income Tax Considerations.”
In addition to the Fund’s policy to make periodic repurchase offers as described above, the Board may consider additional repurchases of its Common Shares on the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company (described below). The Fund cannot assure you that its Board will decide to take or propose any of these actions.
Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income and gains. Any share repurchase, tender offer or borrowing that might be approved by the Board would have to comply with the Act and the rules and regulations thereunder and other applicable law.
Notwithstanding the foregoing, at any time when the Fund’s Preferred Shares are outstanding, the Fund may not purchase, redeem or otherwise acquire for consideration any of its Common Shares unless and only if: (i) immediately after such transaction, the Fund would satisfy the asset coverage with respect to the Preferred Shares required by the Fund’s Bylaws and the Act; (ii) full cumulative dividends on the Preferred Shares on or prior to the date of the transaction have been declared and paid (or have been declared and sufficient funds for the payment thereof have been deposited with the paying agent for the Preferred Shares); and (iii) the Fund has deposited sufficient deposit securities with respect to the Preferred Shares to be redeemed for which a notice of redemption has been given or was required pursuant to the Fund’s Bylaws.
PORTFOLIO TRANSACTIONS AND BROKERAGE
Investment Decisions and Portfolio Transactions
Investment decisions for the Fund and for the other investment advisory clients of PIMCO are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Some securities considered for investments by the Fund also may be appropriate for other clients served by PIMCO. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time, including accounts in which PIMCO, its affiliates and its employees may have a financial interest. If a purchase or sale of securities consistent with the investment policies of the Fund and one or more of these clients served by PIMCO is considered at or about the same time, transactions in such securities will be allocated among the Fund and other clients pursuant to PIMCO’s trade allocation policy, as applicable, that is designed to ensure that all accounts, including the Fund, are treated fairly, equitably, and in a non-preferential manner, such that allocations are not based upon fee structure or portfolio manager preference. PIMCO may acquire on behalf of its clients (including the Fund) securities or other financial instruments providing exposure to different aspects of the capital and debt structure of an issuer, including without limitation those that relate to senior and junior/subordinate obligations of such issuer. In certain circumstances, the interests of those clients exposed to one portion of the issuer’s capital and debt structure may diverge from those clients exposed to a different portion of the issuer’s capital and debt structure. PIMCO may advise some clients or take actions for them in their best interests with respect to their exposures to an issuer’s capital and debt structure that may diverge from the interests of other clients with different exposures to the same issuer’s capital and debt structure.
PIMCO may aggregate orders for the Fund with simultaneous transactions entered into on behalf of its other clients when, in its reasonable judgment, aggregation may result in an overall economic benefit to the Fund and the other clients in terms of pricing, brokerage commissions or other expenses. When feasible, PIMCO allocates trades prior to execution. When pre-execution allocation is not feasible, PIMCO promptly allocates trades following established and objective procedures. Allocations generally are made at or about the time of execution and before the end of the trading day. As a result, one account may receive a price for a particular transaction that is different from the price received by another account for a similar transaction on the same day. In general, trades are allocated among portfolio managers on a pro rata basis (to the extent a portfolio manager decides to participate fully in the trade), for further allocation by each portfolio manager among that manager’s eligible accounts. In allocating trades among accounts, portfolio managers generally consider a number of factors, including, but not limited to, each account’s deviation (in terms of risk exposure and/or performance characteristics) from a relevant model portfolio, each account’s investment objectives, restrictions and guidelines, its risk exposure, its available cash, and its existing holdings of similar securities. Once trades are allocated, they may be reallocated only in unusual circumstances due to recognition of specific account restrictions. In some cases, PIMCO may sell a security on behalf of a client, including the Fund, to a broker-dealer that thereafter may be purchased for the accounts of one or more other clients, including the Fund, from that or another broker-dealer. PIMCO have adopted procedures they believe are reasonably designed to obtain the best execution for the transactions by each account.
Brokerage and Research Services
There is generally no stated commission in the case of fixed-income securities, which are often traded in the OTC markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. Transactions in fixed-income securities on certain foreign exchanges may involve commission payments.
PIMCO places all orders for the purchase and sale of portfolio securities, options, futures contracts, swap agreements and other instruments for the Fund and buys and sells such securities, options, futures, swap agreements and other instruments for the Fund through a substantial number of brokers and dealers. In so doing, PIMCO uses its best efforts to obtain for the Fund the best execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking best execution, PIMCO, having in mind the Fund’s best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. Changes in the aggregate amount of brokerage commissions paid by the Fund from year-to-year may be attributable to changes in the asset size of the Fund, the volume of the portfolio transactions effected by the Fund, the types of instruments in which the Fund invests, or the rates negotiated by PIMCO on behalf of the Fund. Although the Fund may use financial firms that sell Fund shares to effect transactions for the Fund’s portfolio, neither the Fund nor PIMCO will consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.
Because the Fund is newly organized, it did not pay any brokerage commissions in a prior fiscal year.
PIMCO places orders for the purchase and sale of portfolio investments for the Fund’s account with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the account of the Fund, PIMCO will seek the best price and execution of the Fund’s orders. In doing so, the Fund may pay higher commission rates than the lowest available when PIMCO believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research and brokerage products and services (together, “services”) from broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, PIMCO may receive research services from many broker-dealers with which PIMCO places the Fund’s portfolio transactions. PIMCO also may receive research or research related credits from brokers that are generated from underwriting commissions when purchasing new issues of fixed-income securities or other assets for the Fund. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities and services related to the execution of securities transactions. Some of these services are of value to PIMCO in advising various of its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. Conversely, research and brokerage services provided to the Fund by broker-dealers in connection with trades executed on behalf of other clients of PIMCO may be useful to PIMCO in managing the Fund, although not all of these services may be necessarily useful and of value to PIMCO in managing such other clients.
In reliance on the “safe harbor” provided by Section 28(e) of the Exchange Act, as amended, PIMCO may cause the Fund to pay broker-dealers which provide them with “brokerage and research services” (as defined in the Exchange Act) an amount of commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction if PIMCO determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer viewed in terms of either a particular transaction or PIMCO’s overall responsibilities to the advisory accounts for which PIMCO exercises investment discretion.
PIMCO may place orders for the purchase and sale of exchanged-listed portfolio securities with a broker-dealer that is an affiliate of PIMCO where, in the judgment of PIMCO, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers.
Pursuant to rules of the SEC, a broker-dealer that is an affiliate of PIMCO may receive and retain compensation for effecting portfolio transactions for the Fund on a national securities exchange of which the broker-dealer is a member if the transaction is “executed” on the floor of the exchange by another broker which is not an “associated person” of the affiliated broker-dealer, and if there is in effect a written contract between PIMCO and the Fund expressly permitting the affiliated broker-dealer to receive and retain such compensation.
SEC rules further require that commissions paid to such an affiliated broker dealer, or PIMCO by the Fund on exchange transactions not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.”
Because the Fund is newly organized, it did not pay any commissions to affiliated brokers in a prior fiscal year.
Holdings of Securities of the Fund’s Regular Brokers and Dealers
The Fund is newly organized and did not acquire or hold any securities of its regular broker-dealers in a prior fiscal year.
DISTRIBUTIONS
See “Distributions” in the Prospectus for information relating to distributions to Fund shareholders.
DESCRIPTION OF CAPITAL STRUCTURE AND SHARES
The following is a brief description of the capital structure of the Fund. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the Declaration and the Fund’s Bylaws, as amended and restated through the date hereof (the “Bylaws”). The Declaration and Bylaws are each exhibits to the registration statement of which this Statement of Additional Information is a part.

The Fund is a Delaware statutory trust and intends to elect to be taxed as a real estate investment trust (“REIT”) for U.S. federal income tax purposes under the Internal Revenue Code of 1986, as amended (the “Code”) established under the laws of The State of Delaware by the Declaration. The Declaration provides that the Trustees of the Fund may authorize separate classes of shares of beneficial interest. Preferred Shares may be issued in one or more series, with such par value and with such rights as determined by the Board, by action of the Board without the approval of the Common Shareholders.
Common Shares
The Declaration authorizes the issuance of an unlimited number of Common Shares. The Common Shares will be issued with a par value of $0.00001 per share. The Fund currently has one separate class of Common Shares: Institutional Class. An investment in any share class of the Fund represents an investment in the same assets of the Fund. However, the ongoing fees and expenses for each share class may be different. The fees and expenses for the Fund are set forth in “Summary of Fund Expenses” above. Certain share class details are set forth in “Plan of Distribution” above.
Common Shareholders will be entitled to the payment of dividends and other distributions when, as and if declared by the Board after payment of preferential amounts payable to Preferred Shareholders, if any. All Common Shares have equal rights to the payment of dividends and the distribution of assets upon liquidation after payment of preferential amounts payable to Preferred Shareholders, if any. Common Shares will, when issued, be fully paid and non-assessable and will have no pre-emptive or conversion rights or rights to cumulative voting. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding Preferred Shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among the Fund’s Common Shareholders.
The Fund does not intend to hold annual meetings of shareholders. If the Fund does hold a meeting of shareholders, Common Shares of the Fund entitle their holders to one vote for each Common Share held; however, separate votes are taken by each class of Common Shares on matters affecting an individual class of Common Shares. Each fractional share shall be entitled to a proportionate fractional vote, except as otherwise provided by the Declaration, Bylaws, or required by applicable law. If Preferred Shares are issued, Preferred Shareholders will be able to elect two Trustees and vote as a separate class on certain matters.
The Fund will send unaudited reports at least semiannually and audited financial statements annually to all of its Common Shareholders.
The Common Shares are not, and are not expected to be, listed for trading on any national securities exchange nor is there expected to be any secondary trading market in the Common Shares.
Preferred Shares
The Declaration authorizes the issuance of an unlimited number of preferred shares. Preferred shares may be issued in one or more classes or series, with such par value and rights as determined by the Board, by action of the Board without the approval of the Common Shareholders.
Subject to authorization by the Board, the Fund may issue Preferred Shares within one year of the date of this Statement of Additional Information. Any such decision is subject to market conditions and to the Board and PIMCO’s continuing belief that leveraging the Fund’s capital structure through the issuance of Preferred Shares is likely to achieve benefits to the Common Shareholders as described in the Prospectus. See “Leverage.” Although the terms of the Preferred Shares will be determined by the Board (subject to applicable law and the Fund’s Declaration) if and when it authorizes a Preferred Shares offering, it is expected that the preference on distribution, liquidation preference, voting rights and certain redemption provisions of the Preferred Shares will likely be as stated below.
Limited Issuance of Preferred Shares.   Under the Act, the Fund may issue Preferred Shares with an aggregate liquidation value of up to one-half of the value of the Fund’s total net assets, including any liabilities associated with borrowings, measured immediately after issuance of the Preferred Shares. “Liquidation value” means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the Preferred Shares is less than one-half of the value of the Fund’s total net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution.
Distribution Preference.   Any Preferred Shares would have complete priority over the Common Shares as to distribution of assets.
Liquidation Preference.   In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, Preferred Shareholders would be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to shareholders.
Voting Rights.   Under the Act, Preferred Shares are required to be voting shares and to have equal voting rights with Common Shares. Except as otherwise indicated in the Prospectus or this Statement of Additional Information, and except as otherwise required by applicable law, Preferred Shares would vote together with shareholders as a single class.
If the Fund issues Preferred Shares it is expected that Preferred Shareholders voting as a separate class, would be entitled to elect two of the Fund’s trustees (following the establishment of the Fund by an initial trustee, the Declaration provides for a total of no less than three trustees). The remaining trustees will be elected by shareholders and Preferred Shareholders, if issued in the future, voting together as a single class. In the unlikely event that two full years of accrued dividends are unpaid on the Preferred Shares the holders of all outstanding Preferred Shares voting as a separate class, would be entitled to elect a majority of the Fund’s trustees until all dividends in arrears have been paid or declared and set apart for payment. In order for the Fund to take certain actions or enter into certain transactions, a separate class vote of Preferred Shareholders would be required, in addition to the single class vote of the Preferred Shareholders and Common Shares.
Redemption, Purchase and Sale of Preferred Shares.   The terms of any Preferred Shares are expected to provide that they may be redeemed by the issuer at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends. Any redemption or purchase of Preferred Shares issued by the Fund will reduce the leverage applicable to Common Shares, while any issuance of shares by the Fund would increase such leverage.
If the Fund issues Preferred Shares it is expected that the Fund would apply for and obtain ratings for such shares from one or more nationally recognized statistical ratings organizations (“NRSROs”). As long as any Preferred Shares are outstanding, the composition of the Fund’s portfolio would reflect guidelines established by such NRSROs. Based on previous guidelines established by such NRSROs for the securities of other issuers, the Fund anticipates that the guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the Act. However, at this time, no assurance can be given as to the nature or extent of the guidelines that may be imposed in connection with obtaining a rating of any Preferred Shares.
Shareholder Liability
The Declaration of Trust contains an express disclaimer of Shareholder personal liability for debts or obligations or any other form of personal liability in connection with the property or actions of the Fund. Under Delaware law, the shareholders of the Fund are not generally subject to liability for the debts or obligations of the Fund. Similarly, Delaware law provides that a series of the Fund will not be liable for the debts or obligations of any other series of the Fund. However, no similar statutory or other authority limiting statutory trust shareholder liability exists in other states. As a result, to the extent that a Delaware statutory trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware statutory trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund. In view of the above, the risk of personal liability of shareholders of a Delaware statutory trust is remote.
Liability of Trustees
The Declaration provides that the obligations of the Fund are not binding upon the Trustees of the Fund individually, but only upon the assets and property of the Fund. The Declaration provides further that a Trustee or officer shall be liable for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or officer, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. No provision of the Declaration, however, shall limit or eliminate any duty under the federal securities laws (including any fiduciary duties of loyalty and care) that a Trustee or officer owes to the Fund with respect to claims asserted under the federal securities laws.
NET ASSET VALUE
As described in the Prospectus under the heading “Net Asset Value,” the NAV of the Fund’s Common Shares is determined by dividing the total value of the Fund’s investments and other assets, less any liabilities, by the total number of shares outstanding of the Fund. The Prospectus further notes that Common Shares are ordinarily valued on each day that the NYSE is open or other days that the NYSE would normally be open and the Fund determines to be open for business (a “Business Day”), and describes the time (the “Valuation Time”) as of which Common Shares are valued each Business Day. The Fund expects that the holidays upon which the NYSE will be closed are as follows: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. In accordance with regulations governing registered investment companies, the Fund’s transactions in securities and purchases and sales of Common Shares (which bear upon the number of Common Shares outstanding) are generally not reflected in NAV determined for the Business Day on which the transactions are effected (the trade date), but rather on the following Business Day.
The Board has delegated primary responsibility for determining or causing to be determined the value of the Fund’s securities and other assets (including any fair value pricing) and the NAV of the Common Shares to PIMCO, in its capacity as Investment Manager, pursuant to valuation policies and procedures approved by the Board (the “Valuation Procedures”). The Investment Manager has, in turn, delegated various of these responsibilities to State Street Bank & Trust Co., as the Fund’s custodian, the Investment Manager, and other agents. The Trustees have established a Valuation Oversight Committee of the Board to which they have delegated the responsibility of overseeing determination of the fair value of the Fund’s portfolio securities and other assets on behalf of the Board in accordance with the Valuation Procedures.
As described in the Prospectus, portfolio securities and other assets for which market quotations are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales prices are reported, as is the case for most securities traded OTC, on the basis of either: (i) the mean between representative bid and ask quotations obtained from a quotation reporting system or from established market makers; or (ii) prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). For exchange-traded securities, market value also may be determined on the basis of the exchange’s Official Closing Price or Settlement instead of the last reported sales prices. Certain exchange-traded equity options may be valued using evaluations from Pricing Services. Fixed income securities, including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or prices provided by Pricing Services, which may take into account appropriate factors such as, without limitation, institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.
Certain U.S. Federal Income Tax Considerations
The following summary describes certain of the material U.S. federal income tax considerations relating to the ownership of our Common Shares as of the date hereof by U.S. holders and non-U.S. holders, each as defined below. Except where noted, this summary deals only with Common Shares held as a capital asset and does not deal with special situations, such as those of dealers in securities or currencies, financial institutions, regulated investment companies, tax-exempt entities (except as described in “—Taxation of Tax-Exempt Holders of Our Common Shares” below), insurance companies, persons holding Common Shares as a part of a hedging, integrated, conversion or constructive sale transaction or a straddle, traders in securities that elect to use a mark-to-market method of accounting for their securities holdings, persons liable for alternative minimum tax, persons who are “foreign governments” within the meaning of Section 892 of the Code, investors in pass-through entities or U.S. holders of Common Shares whose “functional currency” is not the U.S. dollar. Furthermore, the discussion below is based upon the provisions of the Code and regulations, rulings and judicial decisions thereunder as of the date hereof, and such authorities may be repealed, revoked or modified, possibly with retroactive effect, so as to result in U.S. federal income tax consequences different from those discussed below. No ruling on the U.S. federal, state, or local tax considerations relevant to our operation or to the purchase, ownership or disposition of our Common Shares has been requested from the IRS or other tax authority. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax consequences described below. The summary is also based upon the assumption that we and our subsidiaries and affiliated entities will operate in accordance with our and their applicable organizational documents.
The U.S. federal income tax treatment of holders of our Common Shares depends in some instances on determinations of fact and interpretations of complex provisions of U.S. federal income tax law for which no clear precedent or authority may be available. In addition, the tax consequences to any particular shareholder of holding our Common Shares will depend on the shareholder’s particular tax circumstances. You are urged to consult your own tax advisors concerning the U.S. federal income tax consequences in light of your particular situation as well as consequences arising under the laws of any other taxing jurisdiction.
Our Taxation as a REIT
We intend to elect and qualify to be taxed as a REIT under the Code commencing with our taxable year ended [ ], 2021. Furthermore, we intend to operate in such a manner as to qualify for taxation as a REIT under the applicable provisions of the Code so long as our board of directors determines that REIT qualification remains in our best interest. We have not received, and do not intend to seek, any rulings from the IRS regarding our status as a REIT or our satisfaction of the REIT requirements. The IRS may challenge our status as a REIT, and a court could sustain any such challenge. Our qualification and taxation as a REIT depend upon our ability to meet on a continuing basis, through actual annual operating results, certain qualification tests set forth in the U.S. federal tax laws. Those qualification tests involve the percentage of income that we earn from specified sources, the percentage of our assets that falls within specified categories, the diversity of the ownership of our shares, and the percentage of our taxable income that we distribute. No assurance can be given that our actual results of operations for any particular taxable year will satisfy such requirements. For a discussion of the tax consequences of our failure to qualify as a REIT, see “—Failure to Qualify.”
The sections of the Code and the corresponding regulations that govern the U.S. federal income tax treatment of a REIT and its shareholders are highly technical and complex. The following discussion is qualified in its entirety by the applicable Code provisions, rules and regulations promulgated thereunder, and administrative interpretations thereof.
Taxation of REITs in General
As indicated above, our qualification and taxation as a REIT depends upon our ability to meet, on a continuing basis, various qualification requirements imposed upon REITs by the Code. The material qualification requirements are summarized below under “—Requirements for Qualification as a REIT.” While we intend to operate so that we qualify as a REIT, no assurance can be given that the IRS will not challenge our qualification, or that we will be able to operate in accordance with the REIT requirements in the future. See “—Failure to Qualify.”
Provided that we qualify as a REIT, generally we will be entitled to a deduction for dividends that we pay and therefore will not be subject to U.S. federal corporate income tax on our net taxable income that is currently distributed to our shareholders. This treatment substantially eliminates the “double taxation” at the corporate and shareholder levels that generally results from an investment in a C corporation (i.e., a corporation generally subject to U.S. federal corporate income tax). Double taxation means taxation once at the corporate level when income is earned and once again at the shareholder level when the income is distributed. In general, the income that we generate, to the extent declared as a dividend and subsequently paid to our shareholders, is taxed only at the shareholder level.
If we qualify as a REIT, we will nonetheless be subject to U.S. federal tax in the following circumstances:
•
We will pay U.S. federal income tax on our taxable income, including net capital gain, that we do not distribute to shareholders during, or within a specified time after, the calendar year in which the income is earned.
•
If we have net income from “prohibited transactions,” which are, in general, sales or other dispositions of property held primarily for sale to customers in the ordinary course of business, other than foreclosure property, such income will be subject to a 100% tax.

•
If we elect to treat property that we acquire in connection with a foreclosure of a mortgage loan or from certain leasehold terminations as “foreclosure property,” we may thereby avoid (a) the 100% tax on gain from a resale of that property (if the sale would otherwise constitute a prohibited transaction) and (b) the inclusion of any income from such property not qualifying for purposes of the REIT gross income tests discussed below, but the income from the sale or operation of the property may be subject to U.S. corporate income tax at the highest applicable rate.
•
If due to reasonable cause and not willful neglect we fail to satisfy either the 75% gross income test or the 95% gross income test discussed below, but nonetheless maintain our qualification as a REIT because other requirements are met, we will be subject to a 100% tax on the greater of the amount by which we fail the 75% gross income test or the 95% gross income test, multiplied in either case by a fraction intended to reflect our profitability.
•
If (i) we fail to satisfy the asset tests (other than a de minimis failure of the 5% asset test or the 10% vote or value test, as described below under “—Asset Tests”) due to reasonable cause and not to willful neglect, (ii) we dispose of the assets or otherwise comply with such asset tests within six months after the last day of the quarter in which we identify such failure and (iii) we file a schedule with the IRS describing the assets that caused such failure, we will pay a tax equal to the greater of $50,000 or the net income from the nonqualifying assets during the period in which we failed to satisfy such asset tests multiplied by the highest corporate tax rate.
•
If we fail to satisfy one or more requirements for REIT qualification, other than the gross income tests and the asset tests, and the failure was due to reasonable cause and not to willful neglect, we will be required to pay a penalty of $50,000 for each such failure.
•
We may be required to pay monetary penalties to the IRS in certain circumstances, including if we fail to meet recordkeeping requirements intended to monitor our compliance with rules relating to the composition of a REIT’s shareholders, as described below in “—Requirements for Qualification as a REIT.”
If we fail to distribute during each calendar year at least the sum of:
•
85% of our ordinary income for such calendar year;
•
95% of our capital gain net income for such calendar year; and
•
any undistributed taxable income from prior taxable years,
we will pay a 4% nondeductible excise tax on the excess of the required distribution over the amount we actually distributed, plus any retained amounts on which income tax has been paid at the corporate level.
•
We may elect to retain and pay income tax on our net long-term capital gain. In that case, a U.S. holder would include its proportionate share of our undistributed long-term capital gain (to the extent we make a timely designation of such gain to the shareholder) in its income, and would receive a credit or a refund for its proportionate share of the tax we paid.
•
We will be subject to a 100% excise tax on amounts received by us from a taxable REIT subsidiary (or on certain expenses deducted by a taxable REIT subsidiary) if certain arrangements between us and a taxable REIT subsidiary of ours, as further described below, are not comparable to similar arrangements among unrelated parties.
•
If we acquire any assets from a non-REIT C corporation in a carry-over basis transaction, we could be liable for specified tax liabilities inherited from that non-REIT C corporation with respect to that corporation’s “built-in gain” in its assets. Built-in gain is the amount by which an asset’s fair market value exceeds its adjusted tax basis at the time we acquire the asset. Applicable Treasury regulations, however, allow us to avoid the recognition of gain and the imposition of corporate-level tax with respect to a built-in gain asset acquired in a carry-over basis transaction from a non-REIT C corporation unless and until we dispose of that built-in gain asset during the 5-year period following its acquisition, at which time we would recognize, and would be subject to tax at the highest regular corporate rate on, the built-in gain.
•
In addition, notwithstanding our status as a REIT, we may also have to pay certain state and local income taxes, because not all states and localities treat REITs in the same manner that they are treated for U.S. federal income tax purposes. Moreover, as further described below, any domestic taxable REIT subsidiary in which we own an interest will be subject to U.S. federal corporate income tax on its net income.
Requirements for Qualification as a REIT. The Code defines a REIT as a corporation, trust or association:
(1)
that is managed by one or more trustees or directors;
(2)
the beneficial ownership of which is evidenced by transferable shares, or by transferable certificates of beneficial interest;
(3)
that would be taxable as a domestic corporation, but for its election to be subject to tax as a REIT;
(4)
that is neither a financial institution nor an insurance company subject to certain provisions of the Code;
(5)
the beneficial ownership of which is held by 100 or more persons;
(6)
of which not more than 50% in value of the outstanding shares are owned, directly or indirectly, by five or fewer individuals (as defined in the Code to include certain entities) after applying certain attribution rules;
(7)
that makes an election to be a REIT for the current taxable year or has made such an election for a previous taxable year, which has not been terminated or revoked; and
(8)
that meets other tests described below regarding the nature of its income and assets.
Conditions (1) through (4), inclusive, must be met during the entire taxable year. Condition (5) must be met during at least 335 days of a taxable year of 12 months, or during a proportionate part of a taxable year of less than 12 months other than the first taxable year for which an election to become a REIT is made. Condition (6) must be met during the last half of each taxable year, but neither conditions (5) nor (6) apply to the first taxable year for which an election to become a REIT is made. We believe that we will maintain sufficient diversity of ownership to allow us to satisfy conditions (5) and (6) above. In addition, our charter contains restrictions regarding the ownership and transfer of our shares that are intended to assist us in continuing to satisfy the share ownership requirements described in (5) and (6) above. These restrictions, however, may not ensure that we will be able to satisfy these share ownership requirements. If we fail to satisfy these share ownership requirements, we will fail to qualify as a REIT.
If we comply with regulatory rules pursuant to which we are required to send annual letters to holders of our shares requesting information regarding the actual ownership of our shares (as discussed below), and we do not know, or exercising reasonable diligence would not have known, whether we failed to meet requirement (6) above, we will be treated as having met the requirement.
To monitor compliance with the share ownership requirements, we generally are required to maintain records regarding the actual ownership of our shares. To do so, we must demand written statements each year from the record holders of significant percentages of our shares pursuant to which the record holders must disclose the actual owners of the shares (i.e., the persons required to include our dividends in their gross income). We must maintain a list of those persons failing or refusing to comply with this demand as part of our records. We could be subject to monetary penalties if we fail to comply with these record-keeping requirements. If you fail or refuse to comply with the demands, you will be required by Treasury regulations to submit a statement with your tax return disclosing your actual ownership of our shares and other information. In addition, we must satisfy all relevant filing and other administrative requirements established by the IRS to elect and maintain REIT status, use a calendar year for U.S. federal income tax purposes, and comply with the record keeping requirements of the Code and regulations promulgated thereunder.
Ownership of Partnership Interests. In the case of a REIT that is a partner in an entity that is treated as a partnership for U.S. federal income tax purposes, Treasury regulations provide that the REIT is deemed to own its proportionate share of the partnership’s assets and to earn its proportionate share of the partnership’s gross income based on its pro rata share of capital interests in the partnership for purposes of the asset and gross income tests applicable to REITs, as described below. However, solely for purposes of the 10% value test described below (see “—Asset Tests”), the determination of a REIT’s interest in a partnership’s assets will be based on the REIT’s proportionate interest in any securities issued by the partnership, excluding for these purposes, certain excluded securities as described in the Code. In addition, the assets and gross income of the partnership generally are deemed to retain the same character in the hands of the REIT. Thus, our proportionate share of the assets and items of income of partnerships in which we own an equity interest is treated as assets and items of income of our company for purposes of applying the REIT requirements described below. Consequently, to the extent that we directly or indirectly hold a preferred or other equity interest in a partnership, the partnership’s assets and operations may affect our ability to qualify as a REIT, even though we may have no control or only limited influence over the partnership.
Disregarded Subsidiaries. If a REIT owns a corporate subsidiary that is a “qualified REIT subsidiary,” the separate existence of that subsidiary is disregarded for U.S. federal income tax purposes. Generally, a qualified REIT subsidiary is a corporation, other than a taxable REIT subsidiary, all of the shares of which are owned directly or indirectly by the REIT. Other entities that are wholly-owned by us, including single member limited liability companies that have not elected to be taxed as corporations for U.S. federal income tax purposes, are also generally disregarded as separate entities for U.S. federal income tax purposes, including for purposes of the REIT income and asset tests. All assets, liabilities and items of income, deduction and credit of qualified REIT subsidiaries and disregarded subsidiaries will be treated as assets, liabilities and items of income, deduction and credit of the REIT itself. A qualified REIT subsidiary of ours is not subject to U.S. federal corporate income taxation, although it may be subject to state and local taxation in some states.
In the event that a qualified REIT subsidiary or a disregarded subsidiary ceases to be wholly owned by us (for example, if any equity interest in the subsidiary is acquired by a person other than us or another disregarded subsidiary of us), the subsidiary’s separate existence would no longer be disregarded for U.S. federal income tax purposes. Instead, it would have multiple owners and would be treated as either a partnership or a taxable corporation. Such an event could, depending on the circumstances, adversely affect our ability to satisfy the various asset and gross income tests applicable to REITs, including the requirement that REITs generally may not own, directly or indirectly, more than 10% of the value or voting power of the outstanding securities of another corporation. See “—Asset Tests” and “—Income Tests.”
Taxable REIT Subsidiaries. A “taxable REIT subsidiary” is an entity that is taxable as a corporation in which we directly or indirectly own shares and that elects with us to be treated as a taxable REIT subsidiary. The separate existence of a taxable REIT subsidiary is not ignored for U.S. federal income tax purposes. Accordingly, a domestic taxable REIT subsidiary generally is subject to U.S. federal corporate income tax on its earnings, which may reduce the cash flow that we and our subsidiaries generate in the aggregate, and may reduce our ability to make distributions to our shareholders. In addition, if a taxable REIT subsidiary owns, directly or indirectly, securities representing 35% or more of the vote or value of a subsidiary corporation, that subsidiary will also be treated as a taxable REIT subsidiary. However, an entity will not qualify as a taxable REIT subsidiary if it directly or indirectly operates or manages a lodging or health care facility or, generally, provides to another person, under a franchise, license or otherwise, rights to any brand name under which any lodging facility or health care facility is operated. We generally may not own more than 10%, as measured by voting power or value, of the securities of a corporation that is not a qualified REIT subsidiary unless we and such corporation elect to treat such corporation as a taxable REIT subsidiary. Overall, no more than 20% of the value of a REIT’s assets may consist of stock or securities of one or more taxable REIT subsidiaries.
Income earned by a taxable REIT subsidiary is not attributable to the REIT. Rather, the stock issued by a taxable REIT subsidiary to us is an asset in our hands, and we treat dividends paid to us from such taxable REIT subsidiary, if any, as income. This income can affect our income and asset tests calculations, as described below. As a result, income that might not be qualifying income for purposes of the income tests applicable to REITs could be earned by a taxable REIT subsidiary without affecting our status as a REIT. For example, we may use taxable REIT subsidiaries to perform services or conduct activities that give rise to certain categories of income such as management fees, or to conduct activities that, if conducted by us directly, would be treated in our hands as prohibited transactions.
Several provisions of the Code regarding the arrangements between a REIT and its taxable REIT subsidiaries ensure that a taxable REIT subsidiary will be subject to an appropriate level of U.S. federal income taxation. For example, a taxable REIT subsidiary is limited in its ability to deduct interest payments made to affiliate REITs. In addition, we would be obligated to pay a 100% penalty tax on some payments that we receive from, or on certain expenses deducted by, a taxable REIT subsidiary if the IRS were to assert successfully that the economic arrangements between us and a taxable REIT subsidiary are not comparable to similar arrangements among unrelated parties.
Deductions are disallowed for business interest expense (even if paid to third parties) in excess of the sum of a taxpayer’s business interest income and 30% of the adjusted taxable income of the business, which is its taxable income computed without regard to business interest income or expense, net operating losses or the pass-through income deduction (and for taxable years before 2022, excludes depreciation and amortization). Such limitations may also impact the amount of U.S. federal income tax paid by any of our taxable REIT subsidiaries.
Income Tests
To qualify as a REIT, we must satisfy two gross income requirements, each of which is applied on an annual basis. First, at least 75% of our gross income, excluding gross income from prohibited transactions and certain hedging and foreign currency transactions, for each taxable year generally must be derived directly or indirectly from:
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rents from real property;
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interest on debt secured by mortgages on real property or on interests in real property;
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dividends or other distributions on, and gain from the sale of, stock in other REITs;
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gain from the sale of real property or mortgage loans;
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abatements and refunds of taxes on real property;
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income and gain derived from foreclosure property (as described below);
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amounts (other than amounts the determination of which depends in whole or in part on the income or profits of any person) received or accrued as consideration for entering into agreements (i) to make loans secured by mortgages on real property or on interests in real property or (ii) to purchase or lease real property (including interests in real property and interests in mortgages on real property); and
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interest or dividend income from investments in stock or debt instruments attributable to the temporary investment of new capital during the one-year period following our receipt of new capital that we raise through equity offerings or public offerings of debt obligations with at least a five-year term.
Second, at least 95% of our gross income, excluding gross income from prohibited transactions and certain hedging transactions, for each taxable year must be derived from sources that qualify for purposes of the 75% test, and from (i) dividends, (ii) interest and (iii) gain from the sale or disposition of stock or securities, which need not have any relation to real property.
If we fail to satisfy one or both of the 75% and 95% gross income tests for any taxable year, we may nevertheless qualify as a REIT for that year if we are entitled to relief under the Code. These relief provisions generally will be available if our failure to meet the tests is due to reasonable cause and not due to willful neglect, and we attach a schedule of the sources of our income to our U.S. federal income tax return. It is not possible, however, to state whether in all circumstances we would be entitled to the benefit of these relief provisions. For example, if we fail to satisfy the gross income tests because nonqualifying income that we intentionally recognize exceeds the limits on nonqualifying income, the IRS could conclude that the failure to satisfy the tests was not due to reasonable cause. If these relief provisions are inapplicable to a particular set of circumstances, we will fail to qualify as a REIT. Even if these relief provisions apply, a penalty tax would be imposed based on the amount of nonqualifying income. See “—Taxation of REITs in General.”
Gross income from our sale of property that we hold primarily for sale to customers in the ordinary course of business is excluded from both the numerator and the denominator in both gross income tests. In addition, certain foreign currency gains will be excluded from gross income for purposes of one or both of the gross income tests. We will monitor the amount of our nonqualifying income, and we will manage our portfolio to comply at all times with the gross income tests. The following paragraphs discuss some of the specific applications of the gross income tests to us.
Dividends. We may directly or indirectly receive distributions from taxable REIT subsidiaries or other corporations that are not REITs or qualified REIT subsidiaries. These distributions generally are treated as dividend income to the extent of earnings and profits of the distributing corporation. Our dividend income from stock in any corporation (other than any REIT), including any taxable REIT subsidiary, will be qualifying income for purposes of the 95% gross income test, but not the 75% gross income test. Dividends that we receive from any REITs in which we own stock and our gain on the sale of the stock in those REITs will be qualifying income for purposes of both gross income tests. However, if a REIT in which we own stock fails to qualify as a REIT in any year, our income from such REIT would be qualifying income for purposes of the 95% gross income test, but not the 75% gross income test.

Interest. The term “interest,” as defined for purposes of both gross income tests, generally excludes any amount that is based in whole or in part on the income or profits of any person; however, it generally includes the following: (i) an amount that is received or accrued based on a fixed percentage or percentages of receipts or sales, and (ii) an amount that is based on the income or profits of a debtor, as long as the debtor derives substantially all of its income from the real property securing the debt by leasing substantially all of its interest in the property, and only to the extent that the amounts received by the debtor would be qualifying “rents from real property” if received directly by a REIT.
Interest on debt secured by mortgages on real property or on interests in real property (including, for this purpose, prepayment penalties, loan assumption fees and late payment charges that are not compensation for services) generally is qualifying income for purposes of the 75% gross income test. However, if the highest principal amount of a loan outstanding during a taxable year exceeds the fair market value of the real property securing the loan as of the date we agreed to originate or acquire the loan, a portion of the interest income from such loan will not be qualifying income for purposes of the 75% gross income test but will be qualifying income for purposes of the 95% gross income test. The portion of the interest income that will not be qualifying income for purposes of the 75% gross income test will be equal to the portion of the principal amount of the loan that is not secured by real property—that is, the amount by which the loan exceeds the value of the real estate that is security for the loan.
We expect that the CMBS and RMBS in which we invest generally will be treated either as interests in a grantor trust or as interests in a real estate mortgage investment conduit (“REMIC”) for U.S. federal income tax purposes and that all interest income from such CMBS and RMBS will be qualifying income for the 95% gross income test. In the case of CMBS and RMBS treated as interests in grantor trusts, we would be treated as owning an undivided beneficial ownership interest in the mortgage loans held by the grantor trust. The interest on such mortgage loans would be qualifying income for purposes of the 75% gross income test to the extent that the obligation is secured by real property, as discussed above. In the case of CMBS and RMBS treated as interests in a REMIC, income derived from REMIC interests will generally be treated as qualifying income for purposes of the 75% and 95% gross income tests. If less than 95% of the assets of the REMIC are real estate assets, however, then only a proportionate part of our interest in the REMIC and income derived from the interest will qualify for purposes of the 75% gross income test. In addition, some REMIC securitizations include imbedded interest swap or cap contracts or other derivative instruments that potentially could produce nonqualifying income for the holder of the related REMIC securities.
Interest, original issue discount and market discount income that we receive or accrue from mortgage-related assets generally will be qualifying income for purposes of both gross income tests.
Hedging Transactions. We and our subsidiaries may enter into hedging transactions with respect to one or more of our assets or liabilities. Hedging transactions could take a variety of forms, including interest rate swap agreements, interest rate cap agreements, options, futures contracts, forward rate agreements or similar financial instruments. Except to the extent provided by Treasury regulations, any income from a hedging transaction we enter into (i) in the normal course of our business primarily to manage risk of interest rate or price changes or currency fluctuations with respect to borrowings made or to be made, or ordinary obligations incurred or to be incurred, to acquire or carry real estate assets, which is clearly identified as a hedge along with the risk that it hedges within prescribed time periods specified in Treasury regulations, (ii) primarily to manage risk of currency fluctuations with respect to any item of income or gain that would be qualifying income under the 75% or 95% income tests which is clearly identified as a hedge along with the risk that it hedges within prescribed time periods, or (iii) in connection with the effective termination of certain hedging transactions described above will be excluded from gross income for purposes of both the 75% or 95% gross income tests. To the extent that we enter into other types of hedging transactions, the income from those transactions is likely to be treated as nonqualifying income for purposes of both of the 75% and 95% gross income tests. Moreover, to the extent that a position in a hedging transaction has positive value at any particular point in time, it may be treated as an asset that does not qualify for purposes of the asset tests described below. We intend to structure any hedging transactions in a manner that does not jeopardize our qualification as a REIT. No assurance can be given, however, that our hedging activities will not give rise to income or assets that do not qualify for purposes of the REIT tests, or that our hedging will not adversely affect our ability to satisfy the REIT qualification requirements.
We may conduct some or all of our hedging activities through a taxable REIT subsidiary or other corporate entity, the income of which may be subject to U.S. federal income tax, rather than by participating in the arrangements directly or through pass-through subsidiaries.

Fee Income. Any fee income that we earn will generally not be qualifying income for purposes of either gross income test. Any fees earned by a taxable REIT subsidiary will not be included for purposes of the gross income tests.
Rents from Real Property. Rents we receive will qualify as “rents from real property” in satisfying the gross income requirements for a REIT described above only if several conditions described below are met. These conditions relate to the identity of the tenant, the computation of the rent payable, and the nature of the property leased and any services provided in connection with the property. First, the amount of rent must not be based in whole or in part on the income or profits of any person. However, an amount received or accrued generally will not be excluded from rents from real property solely by reason of being based on a fixed percentage or percentages of receipts or sales. Second, rents we receive from a “related party tenant” will not qualify as rents from real property in satisfying the gross income tests unless the tenant is a taxable REIT subsidiary, at least 90% of the property is leased to unrelated tenants, the rent paid by the taxable REIT subsidiary is substantially comparable to the rent paid by the unrelated tenants for comparable space and the rent is not attributable to an increase in rent due to a modification of a lease with a “controlled taxable REIT subsidiary” (i.e., a taxable REIT subsidiary in which we own directly or indirectly more than 50% of the voting power or value of the stock). A tenant is a related party tenant if the REIT, or an actual or constructive owner of 10% or more of the REIT, actually or constructively owns 10% or more of the tenant. Whether rents paid by a taxable REIT subsidiary are substantially comparable to rents paid by other tenants is determined at the time the lease with the taxable REIT subsidiary is entered into, extended, or modified, if such modification increases the rents due under such lease. Third, if rent attributable to personal property leased in connection with a lease of real property is greater than 15% of the total rent received under the lease, then the portion of rent attributable to the personal property will not qualify as rents from real property. Finally, for rents to qualify as “rents from real property” for purposes of the gross income tests, we are only allowed to provide services that are both usually or “customarily rendered” in connection with the rental of real property and not otherwise considered “rendered to the occupant” of the property. Examples of these permitted services include the provision of light, heat, or other utilities, trash removal and general maintenance of common areas. We may, however, render services to our tenants through an “independent contractor” who is adequately compensated and from whom we do not derive revenue if certain requirements are satisfied. We may also own an interest in a taxable REIT subsidiary which provides non-customary services to tenants without tainting our rental income from the related properties.
Even if a REIT furnishes or renders services that are non-customary with respect to a property, if the greater of (i) the amounts received or accrued, directly or indirectly, or deemed received by the REIT with respect to such services, or (ii) 150% of our direct cost in furnishing or rendering the services during a taxable year is not more than 1% of all amounts received or accrued, directly or indirectly, by the REIT with respect to the property during the same taxable year, then only the amounts with respect to such non-customary services are not treated as rent for purposes of the REIT gross income tests.
We intend to cause any services that are not usually or “customarily rendered,” or that are for the benefit of a particular tenant in connection with the rental of real property, to be provided through a taxable REIT subsidiary or through an “independent contractor” who is adequately compensated and from which we do not derive revenue, and which meets certain other requirements. However, no assurance can be given that the IRS will concur with our determination as to whether a particular service is usual or customary, or otherwise in this regard.
Prohibited Transactions Tax. A REIT will incur a 100% tax on the net income derived from any sale or other disposition of property, other than foreclosure property, that the REIT holds primarily for sale to customers in the ordinary course of a trade or business. Whether a REIT holds an asset primarily for sale to customers in the ordinary course of a trade or business depends, however, on the facts and circumstances in effect from time to time, including those related to a particular asset. Nevertheless, we intend to conduct our operations so that no asset that we own (or are treated as owning) will be treated as, or as having been, held for sale to customers, and that a sale of any such asset will not be treated as having been in the ordinary course of our business. We cannot assure you that we will comply with certain safe harbor provisions or that we will avoid owning property that may be characterized as property that we hold primarily for sale to customers in the ordinary course of a trade or business. The 100% tax will not apply to gains from the sale of property that is held through a taxable REIT subsidiary or other taxable corporation, although such income will be subject to tax in the hands of such corporation at regular corporate income tax rates. We intend to structure our activities to avoid prohibited transaction characterization.
Foreclosure Property. Foreclosure property is any real property, including interests in real property, and any personal property incident to such real property:

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that is acquired by a REIT as the result of the REIT having bid on such property at foreclosure, or having otherwise reduced such property to ownership or possession by agreement or process of law, after there was a default or default was imminent on a lease of such property or on indebtedness that such property secured;
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for which the related loan was acquired by the REIT at a time when the default was not imminent or anticipated; and
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for which the REIT makes a proper election to treat the property as foreclosure property.
However, a REIT will not be considered to have foreclosed on a property where the REIT takes control of the property as a mortgagee-in-possession and cannot receive any profit or sustain any loss except as a creditor of the mortgagor.
Property generally ceases to be foreclosure property at the end of the third taxable year following the taxable year in which the REIT acquired the property, or longer if an extension is granted by the Secretary of the Treasury. This grace period terminates and foreclosure property ceases to be foreclosure property on the first day:
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on which a lease is entered into for the property that, by its terms, will give rise to income that does not qualify for purposes of the 75% gross income test, or any amount is received or accrued, directly or indirectly, pursuant to a lease entered into on or after such day that will give rise to income that does not qualify for purposes of the 75% gross income test;
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on which any construction takes place on the property, other than completion of a building or any other improvement, if more than 10% of the construction was completed before default became imminent; or
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which is more than 90 days after the day on which the REIT acquired the property and the property is used in a trade or business that is conducted by the REIT, other than through an independent contractor from whom the REIT itself does not derive or receive any income.
We will be subject to tax at the maximum corporate rate on any income from foreclosure property, including gain from the disposition of the foreclosure property, other than income that otherwise would be qualifying income for purposes of the 75% gross income test, less expenses directly connected with the production of that income. However, net income from foreclosure property, including gain from the sale of foreclosure property held for sale in the ordinary course of a trade or business, will qualify for purposes of the 75% and 95% gross income tests. Any gain from the sale of property for which a foreclosure property election has been made will not be subject to the 100% tax on gains from prohibited transactions described above, even if the property would otherwise constitute inventory or dealer property.
Phantom Income. Due to the nature of the assets in which we will invest, we may be required to recognize taxable income from certain assets in advance of our receipt of cash flow from or proceeds from disposition of such assets, and may be required to report taxable income that exceeds the economic income ultimately realized on such assets.
We may acquire debt instruments in the secondary market for less than their face amount. The amount of such discount generally will be treated as “market discount” for U.S. federal income tax purposes. Accrued market discount is reported as income when, and to the extent that, any payment of principal of the debt instrument is made, unless we elect to include accrued market discount in income as it accrues. Principal payments on certain debt instruments may be made monthly, and consequently accrued market discount may have to be included in income each month as if the debt instrument were assured of ultimately being collected in full. If we collect less on the debt instrument than our purchase price plus the market discount we had previously reported as income, we may not be able to benefit from any offsetting loss deductions.
The terms of the debt instruments that we hold may be modified under certain circumstances. These modifications may be considered “significant modifications” for U.S. federal income tax purposes that give rise to a deemed debt-for-debt exchange upon which we may recognize taxable income or gain without a corresponding receipt of cash.
Some of the debt securities that we acquire may have been issued with original issue discount. In general, we will be required to accrue non-de minimis original issue discount based on the constant yield to maturity of such debt securities, and to treat it as taxable income in accordance with applicable U.S. federal income tax rules even though such yield may exceed cash payments, if any, received on such debt instrument.

In addition, in the event that any debt instruments or debt securities acquired by us are delinquent as to mandatory principal and interest payments, or in the event payments with respect to a particular debt instrument are not made when due, we may nonetheless be required to continue to recognize the unpaid interest as taxable income. Similarly, we may be required to accrue interest income with respect to subordinated mortgage-backed securities at the stated rate regardless of whether corresponding cash payments are received.
Finally, we may be required under the terms of indebtedness that we incur to use cash received from interest payments to make principal payments on that indebtedness, with the effect of recognizing income but not having a corresponding amount of cash available for distribution to our shareholders.
As a result of each of these potential timing differences between income recognition or expense deduction and cash receipts or disbursements, there is a risk that we may have taxable income in excess of cash available for distribution. In that event, we may need to borrow funds or take other action to satisfy the REIT distribution requirements for the taxable year in which this “phantom income” is recognized. See “—Annual Distribution Requirements Applicable to REITs.”
Asset Tests
At the close of each quarter of our taxable year, we must satisfy the following tests relating to the nature of our assets:
At least 75% of the value of our total assets must be represented by the following:
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interests in real property, including leaseholds and options to acquire real property and leaseholds;
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interests in mortgages on real property;
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stock in other REITs and debt instruments issued by publicly offered REITs;
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cash and cash items (including certain receivables);
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government securities;
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investments in stock or debt instruments attributable to the temporary investment of new capital during the one-year period following our receipt of new capital that we raise through equity offerings or public offerings of debt obligations with at least a five-year term; and
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regular or residual interests in a REMIC. However, if less than 95% of the assets of a REMIC consists of assets that are qualifying real estate-related assets under U.S. federal income tax laws, determined as if we held such assets directly, we will be treated as holding directly our proportionate share of the assets of such REMIC.
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Not more than 25% of our total assets may be represented by securities, other than those in the 75% asset class described above.
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Except for securities in taxable REIT subsidiaries and the securities in the 75% asset class described in the first bullet point above, the value of any one issuer’s securities owned by us may not exceed 5% of the value of our total assets.
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Except for securities in taxable REIT subsidiaries and the securities in the 75% asset class described in the first bullet point above, we may not own more than 10% of any one issuer’s outstanding voting securities.
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Except for securities of taxable REIT subsidiaries and the securities in the 75% asset class described in the first bullet point above, we may not own more than 10% of the total value of the outstanding securities of any one issuer, other than securities that qualify for the “straight debt” exception or other exceptions discussed below.
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Not more than 20% of the value of our total assets may be represented by the securities of one or more taxable REIT subsidiaries.
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Not more than 25% of the value of our total assets may be represented by nonqualified publicly offered REIT debt instruments.

Notwithstanding the general rule, as noted above, that for purposes of the REIT income and asset tests we are treated as owning our proportionate share of the underlying assets of a subsidiary partnership, if we hold indebtedness issued by a partnership, the indebtedness will be subject to, and may cause a violation of, the asset tests unless the indebtedness is a qualifying mortgage asset or other conditions are met. Similarly, although stock of another REIT is a qualifying asset for purposes of the REIT asset tests, any non-mortgage debt that is issued by another REIT may not so qualify (although such debt will not be treated as “securities” for purposes of the 10% value test, as explained below).
Securities, for purposes of the asset tests, may include debt we hold from other issuers. However, debt we hold in an issuer that does not qualify for purposes of the 75% asset test will not be taken into account for purposes of the 10% value test if the debt securities meet the straight debt safe harbor. Subject to certain exceptions, debt will meet the “straight debt” safe harbor if the debt is a written unconditional promise to pay on demand or on a specified date a sum certain in money, the debt is not convertible, directly or indirectly, into stock, and the interest rate and the interest payment dates of the debt are not contingent on the profits of any person, the borrower’s discretion or similar factors. In the case of an issuer that is a corporation or a partnership, securities that otherwise would be considered straight debt will not be so considered if we, and any of our “controlled taxable REIT subsidiaries” as defined in the Code, hold any securities of the corporate or partnership issuer that (a) are not straight debt or other excluded securities (prior to the application of this rule), and (b) have an aggregate value greater than 1% of the issuer’s outstanding securities (including, in the case of a partnership issuer, our interest as a partner in the partnership).
In addition to straight debt, the Code provides that certain other securities will not violate the 10% asset test. Such securities include (i) any loan made to an individual or an estate, (ii) certain rental agreements pursuant to which one or more payments are to be made in subsequent years (other than agreements between a REIT and certain persons related to the REIT under attribution rules), (iii) any obligation to pay rents from real property, (iv) securities issued by governmental entities that are not dependent in whole or in part on the profits of (or payments made by) a non-governmental entity, (v) any security (including debt securities) issued by another REIT and (vi) any debt instrument issued by a partnership if the partnership’s income is of such a nature that the partnership would satisfy the 75% gross income test described above under “—Income Tests.” In applying the 10% asset test, a debt security issued by a partnership (other than straight debt or any other excluded security) is not taken into account to the extent, if any, of the REIT’s proportionate interest as a partner in that partnership.
Any stock that we hold or acquire in other REITs will be a qualifying asset for purposes of the 75% asset test. However, if a REIT in which we own stock fails to qualify as a REIT in any year, the stock in such REIT will not be a qualifying asset for purposes of the 75% asset test. Instead, we would be subject to the second, third, fourth, and fifth asset tests described above with respect to our investment in such a disqualified REIT. We will also be subject to those assets tests with respect to our investments in any non-REIT C corporations for which we do not make a taxable REIT subsidiary election.
We will monitor the status of our assets for purposes of the various asset tests and will seek to manage our portfolio to comply at all times with such tests. There can be no assurances, however, that we will be successful in this effort. Independent appraisals may not have been obtained to support our conclusions as to the value of our total assets or the value of any particular security or securities. Moreover, the values of some assets may not be susceptible to a precise determination, and values are subject to change in the future. Furthermore, the proper classification of an instrument as debt or equity for U.S. federal income tax purposes may be uncertain in some circumstances, which could affect the application of the REIT asset requirements. Accordingly, there can be no assurance that the IRS will not contend that our interests in our subsidiaries or in the securities of other issuers will not cause a violation of the REIT asset tests.
However, certain relief provisions are available to allow REITs to satisfy the asset requirements or to maintain REIT qualification notwithstanding certain violations of the asset and other requirements. For example, if we failed to satisfy the asset tests at the end of a calendar quarter, such a failure would not cause us to lose our REIT qualification if (i) we satisfied the asset tests at the close of the preceding calendar quarter and (ii) the discrepancy between the value of our assets and the asset requirements was not wholly or partly caused by an acquisition of nonqualifying assets, but instead arose from changes in the relative market values of our assets. If the condition described in (ii) were not satisfied, we could nevertheless avoid disqualification by eliminating any discrepancy within 30 days after the close of the calendar quarter in which it arose or by making use of the relief provisions described above.

In the case of de minimis violations of the 10% and 5% asset tests, a REIT may maintain its qualification despite a violation of such requirements if (i) the value of the assets causing the violation does not exceed the lesser of 1% of the REIT’s total assets and $10,000,000 and (ii) the REIT either disposes of the assets causing the failure within six months after the last day of the quarter in which it identifies the failure, or the relevant tests are otherwise satisfied within that time frame.
Even if we did not qualify for the foregoing relief provisions, one additional provision allows a REIT which fails one or more of the asset requirements for a particular tax quarter to nevertheless maintain its REIT qualification if (i) the REIT provides the IRS with a description of each asset causing the failure, (ii) the failure is due to reasonable cause and not willful neglect, (iii) the REIT pays a tax equal to the greater of (a) $50,000 per failure and (b) the product of the net income generated by the assets that caused the failure multiplied by the highest applicable corporate tax rate and (iv) the REIT either disposes of the assets causing the failure within six months after the last day of the quarter in which it identifies the failure, or otherwise satisfies the relevant asset tests within that time frame.
Annual Distribution Requirements Applicable to REITs
To qualify for taxation as a REIT, we generally must distribute dividends (other than capital gain dividends) to our shareholders in an amount at least equal to:
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the sum of (i) 90% of our REIT taxable income, computed without regard to the dividends paid deduction and our net capital gain and (ii) 90% of our net income after tax, if any, from foreclosure property; minus
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the excess of the sum of specified items of non-cash income (including original issue discount on our mortgage loans) over 5% of our REIT taxable income, computed without regard to the dividends paid deduction and our net capital gain.
Distributions generally must be made during the taxable year to which they relate. Distributions may be made in the following year in two circumstances. First, if we declare a dividend in October, November or December of any year with a record date in one of these months and pay the dividend on or before January 31 of the following year, we will be treated as having paid the dividend on December 31 of the year in which the dividend was declared. Second, distributions may be made in the following year if the dividends are declared before we timely file our tax return for the year and if made before the first regular dividend payment made after such declaration. These distributions are taxable to our shareholders in the year in which paid, even though the distributions relate to our prior taxable year for purposes of the 90% distribution requirement. To the extent that we do not distribute all of our net capital gain or we distribute at least 90%, but less than 100% of our REIT taxable income, as adjusted, we will be subject to tax on the undistributed amount at regular corporate tax rates.
To the extent that in the future we may have available net operating losses carried forward from prior tax years, such losses may reduce the amount of distributions that we must make in order to comply with the REIT distribution requirements. Such losses, however, will generally not affect the tax treatment to our shareholders of any distributions that are actually made.
If we fail to distribute during a calendar year (or, in the case of distributions with declaration and record dates falling in the last three months of the calendar year, by the end of January following such calendar year) at least the sum of (i) 85% of our ordinary income for such year, (ii) 95% of our capital gain net income for such year and (iii) any undistributed taxable income from prior years, we will be subject to a 4% excise tax on the excess of such required distribution over the sum of (x) the amounts actually distributed (taking into account excess distributions from prior years) and (y) the amounts of income retained on which we have paid corporate income tax.
Although several types of non-cash income are excluded in determining the annual distribution requirement, we will incur corporate income tax and the 4% nondeductible excise tax with respect to those non-cash income items if we do not distribute those items on a current basis. As a result of the foregoing, we may not have sufficient cash to distribute all of our taxable income and thereby avoid corporate income tax and the excise tax imposed on certain undistributed income. In such a situation, we may need to borrow funds or issue additional stock.
We may elect to retain rather than distribute all or a portion of our net capital gains and pay the tax on the gains. In that case, we may elect to have our shareholders include their proportionate share of the undistributed net capital gains in income as long-term capital gains and receive a credit for their share of the tax paid by us. Our shareholders would then increase the adjusted basis of their stock by the difference between (i) the amounts of capital gain dividends that we designated and that they include in their taxable income, minus (ii) the tax that we paid on their behalf with respect to that income. For purposes of the 4% excise tax described above, any retained amounts for which we elect this treatment would be treated as having been distributed.
We intend to make timely distributions sufficient to satisfy the distribution requirements. However, it is possible that, from time to time, we may not have sufficient cash or other liquid assets to meet the distribution requirements due to timing differences between the actual receipt of income and actual payment of deductible expenses, and the inclusion of items of income and deduction of expenses by us for U.S. federal income tax purposes. In addition, we may decide to retain our cash, rather than distribute it, in order to repay debt, acquire assets or for other reasons. In the event that such timing differences occur, and in other circumstances, it may be necessary in order to satisfy the distribution requirements to arrange for short-term, or possibly long-term, borrowings, or to pay the dividends in the form of other property (including, for example, shares of our own stock).
If our taxable income for a particular year is subsequently determined to have been understated, under some circumstances we may be able to rectify a failure to meet the distribution requirement for a year by paying deficiency dividends to shareholders in a later year, which may be included in our deduction for dividends paid for the earlier year. Thus, we may be able to avoid being taxed on amounts distributed as deficiency dividends. However, we will be required to pay interest based upon the amount of any deduction taken for deficiency dividends.
Like-Kind Exchanges
We may dispose of properties in transactions intended to qualify as like-kind exchanges under the Code. Such like-kind exchanges are intended to result in the deferral of gain for U.S. federal income tax purposes. The failure of any such transaction to qualify as a like-kind exchange could require us to pay U.S. federal income tax, possibly including the 100% prohibited transaction tax, depending on the facts and circumstances surrounding the particular transaction.
Penalty Tax
Any redetermined rents, redetermined deductions, excess interest or redetermined taxable REIT subsidiary service income we generate will be subject to a 100% penalty tax. In general, redetermined rents are rents from real property that are overstated as a result of any services furnished to any of our tenants by a taxable REIT subsidiary, and redetermined deductions and excess interest represent any amounts that are deducted by a taxable REIT subsidiary for amounts paid to us that are in excess of the amounts that would have been deducted based on arm’s length negotiations. Rents that we receive will not constitute redetermined rents if they qualify for certain safe harbor provisions contained in the Code. Redetermined taxable REIT subsidiary service income is income earned by a taxable REIT subsidiary that is attributable to services provided to us, or on our behalf to any of our tenants, that is less than the amounts that would have been charged based upon arms’ length negotiations.
Record Keeping Requirements
We are required to comply with applicable record keeping requirements. Failure to comply could result in monetary fines. For example, we must request on an annual basis information from our shareholders designed to disclose the actual ownership of our outstanding Common Shares.
Failure to Qualify
If we fail to satisfy one or more requirements of REIT qualification, other than the income tests or asset requirements, then we may still retain REIT qualification if the failure is due to reasonable cause and not willful neglect, and we pay a penalty of $50,000 for each failure.
If we fail to qualify for taxation as a REIT in any taxable year and the relief provisions do not apply, we will be subject to tax on our taxable income as a corporation. This would significantly reduce both our cash available for distribution to our shareholders and our earnings. If we fail to qualify as a REIT, we will not be required to make any distributions to shareholders and any distributions that are made will not be deductible by us. Moreover, all distributions to shareholders would be taxable as dividends to the extent of our current and accumulated earnings and profits, whether or not attributable to capital gains of ours. Furthermore, subject to certain limitations in the Code, corporate distributees may be eligible for the dividends received deduction with respect to those distributions, and individual, trust and estate distributees may be eligible for reduced U.S. federal income tax rates on such dividends. Unless we are entitled to relief under specific statutory provisions, we also will be disqualified from taxation as a REIT for the four taxable years following the year during which qualification was lost.
Tax Aspects of Our Operating Partnership and any Subsidiary Partnerships
General. All or substantially all of our property investments will be held through our operating partnership. In addition, our operating partnership may hold certain investments indirectly through subsidiary partnerships and limited liability companies which are treated as partnerships or disregarded entities for U.S. federal income tax purposes. In general, entities that are treated as partnerships or disregarded entities for U.S. federal income tax purposes are “pass-through” entities which are not required to pay U.S. federal income tax. Rather, partners or members of such entities are allocated their shares of the items of income, gain, loss, deduction and credit of the partnership or limited liability company, and are potentially required to pay tax on this income, without regard to whether they receive a distribution from the partnership or limited liability company. A partner in such entities that is a REIT will include in its income its share of these partnership and limited liability company items for purposes of the various gross income tests, the computation of its REIT taxable income, and the REIT distribution requirements. Pursuant to these rules, for purposes of the asset tests, we will include our pro rata share of assets held by our operating partnership, including our share of its subsidiary partnerships and limited liability companies, based on its capital interest in each such entity.
Entity Classification. Our interests in our operating partnership and the subsidiary partnerships and limited liability companies involve special tax considerations, including the possibility that the IRS might challenge the status of these entities as partnerships (or disregarded entities), as opposed to associations taxable as corporations for U.S. federal income tax purposes. For example, an entity that would otherwise be classified as a partnership for U.S. federal income tax purposes may nonetheless be taxable as a corporation if it is a “publicly traded partnership” and certain other requirements are met. A partnership or limited liability company would be treated as a publicly traded partnership if its interests are traded on an established securities market or are readily tradable on a secondary market or a substantial equivalent thereof, within the meaning of applicable Treasury regulations. If our operating partnership or a subsidiary partnership or limited liability company were treated as an association rather than as a partnership, it would be taxable as a corporation and would be required to pay an entity-level tax on its income. In this situation, the character of our assets and items of gross income would change and could prevent us from qualifying as a REIT. See “—Failure to Qualify” for a discussion of the effects of our failure to meet the REIT asset and income tests. In addition, a change in the tax status of our operating partnership, a subsidiary partnership or limited liability company might be treated as a taxable event. If so, we might incur a tax liability without any related cash distributions. We do not anticipate that our operating partnership or any subsidiary partnership or limited liability company will be treated as a publicly traded partnership which is taxable as a corporation.
There have been significant changes in the rules for U.S. federal income tax audits of partnerships, such as our operating partnership or any subsidiary partnerships or limited liability companies treated as partnerships for U.S. federal income tax purposes. Such audits will continue to be conducted at the entity level unless such entity qualifies for and affirmatively elects an alternative procedure, any adjustments to the amount of tax due (including interest and penalties) will be payable by the entity itself. Under an alternative procedure, if elected, a partnership would issue information returns to persons who were partners in the audited year, who would then be required to take such adjustments into account in calculating their own tax liability, and the partnership would not be liable for the adjustments. If any of the operating partnership or our subsidiary partnerships or limited liability companies is able to and in fact elects the alternative procedure for a given adjustment, the amount of taxes for which such persons will be liable will be increased by any applicable penalties and a special interest charge. There can be no assurance that any such entities will make such an election for any given adjustment. Many issues and the overall effect and implementation of these changes on us are uncertain.
Allocations of Income, Gain, Loss and Deduction. A partnership agreement (or, in the case of a limited liability company treated as a partnership for U.S. federal income tax purposes, the limited liability company agreement) will generally determine the allocation of partnership income and loss among partners. Generally, Section 704(b) of the Code and the Treasury regulations thereunder require that partnership allocations respect the economic arrangement of the partners. If an allocation of partnership income or loss does not comply with the requirements of Section 704(b) of the Code and the Treasury regulations thereunder, the item subject to the allocation will be reallocated in accordance with the partners’ interests in the partnership. This reallocation will be determined by taking into account all of the facts and circumstances relating to the economic arrangement of the partners with respect to such item. Our operating partnership’s allocations of taxable income and loss are intended to comply with the requirements of Section 704(b) of the Code and the Treasury regulations thereunder.
Tax Allocations with Respect to the Properties. Under Section 704(c) of the Code, income, gain, loss and deduction attributable to appreciated or depreciated property that is contributed to a partnership (including a limited liability company treated as a partnership for U.S. federal income tax purposes) in exchange for an interest in the partnership must be allocated in a manner so that the contributing partner is charged with the unrealized gain, or benefits from the unrealized loss, associated with the property at the time of the contribution, as adjusted from time to time. The amount of the unrealized gain or unrealized loss generally is equal to the difference between the fair market value or book value and the adjusted tax basis of the contributed property at the time of contribution (this difference is referred to as a book-tax difference), as adjusted from time to time. These allocations are solely for U.S. federal income tax purposes and do not affect the book capital accounts or other economic or legal arrangements among the partners.
Appreciated property may be contributed to our operating partnership in exchange for operating partnership units in connection with future acquisitions. The partnership agreement requires that allocations be made in a manner consistent with Section 704(c) of the Code. Treasury regulations issued under Section 704(c) of the Code provide partnerships with a choice of several methods of accounting for book-tax differences. Any book-tax differences will be accounted for using any method approved under Section 704(c) of the Code and the applicable Treasury regulations as chosen by the general partner under the partnership agreement. Any property acquired by our operating partnership in a taxable transaction will initially have a tax basis equal to its fair market value, and Section 704(c) of the Code will not apply.
Taxation of U.S. Holders of Our Common Shares
U.S. Holder.  As used in the remainder of this discussion, the term “U.S. holder” means a beneficial owner of our Common Shares that is for U.S. federal income tax purposes:
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a citizen or resident of the United States;
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a corporation (or an entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any State thereof or the District of Columbia;
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an estate the income of which is subject to U.S. federal income taxation regardless of its source; or
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a trust if it (i) is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (ii) has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.
If a partnership (or an entity treated as a partnership for U.S. federal income tax purposes) holds our Common Shares, the tax treatment of a partner will generally depend upon the status of the partner and the activities of the partnership. If you are a partner of a partnership holding Common Shares, you should consult your advisors. A “non-U.S. holder” is a beneficial owner of our Common Shares that is neither a U.S. holder nor a partnership (or an entity treated as a partnership for U.S. federal income tax purposes).
Distributions Generally. As long as we qualify as a REIT, distributions made by us to our taxable U.S. holders out of our current or accumulated earnings and profits that are not designated as capital gain dividends or “qualified dividend income” will be taken into account by them as ordinary income taxable at ordinary income tax rates and will not qualify for the reduced capital gains rates that currently generally apply to distributions by non-REIT C corporations to certain non-corporate U.S. holders. In determining the extent to which a distribution constitutes a dividend for tax purposes, our earnings and profits will be allocated first to distributions with respect to our preferred stock, if any, and then to our Common Shares. Corporate shareholders will not be eligible for the dividends received deduction with respect to these distributions. U.S. holders that are individuals, trusts and estates generally may deduct 20% of “qualified REIT dividends” (i.e., REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates). The overall deduction is limited to 20% of the sum of the taxpayer’s taxable income (less net capital gain) and certain cooperative dividends, subject to further limitations based on taxable income. The deduction, if allowed in full, equates to a maximum effective U.S. federal income tax rate on ordinary REIT dividends of 29.6%. The deduction is available through 2025.
Distributions in excess of both current and accumulated earnings and profits will not be taxable to a U.S. holder to the extent that the distributions do not exceed the adjusted basis of the holder’s stock. Rather, such distributions will reduce the adjusted basis of the stock. To the extent that distributions exceed the adjusted basis of a U.S. holder’s stock, the U.S. holder generally must include such distributions in income as long-term capital gain if the shares have been held for more than one year, or short-term capital gain if the shares have been held for one year or less.
Distributions will generally be taxable, if at all, in the year of the distribution. However, if we declare a dividend in October, November or December of any year with a record date in one of these months and pay the dividend on or before January 31 of the following year, we will be treated as having paid the dividend, and the shareholder will be treated as having received the dividend, on December 31 of the year in which the dividend was declared.
We will be treated as having sufficient earnings and profits to treat as a dividend any distribution we pay up to the amount required to be distributed in order to avoid imposition of the 4% excise tax discussed above. Moreover, any “deficiency dividend” will be treated as an ordinary or capital gain dividend, as the case may be, regardless of our earnings and profits. As a result, U.S. holders may be required to treat certain distributions that would otherwise result in a tax-free return of capital as taxable dividends.
Capital Gain Dividends. We may elect to designate distributions of our net capital gain as “capital gain dividends” to the extent that such distributions do not exceed our actual net capital gain for the taxable year. Capital gain dividends are taxed to U.S. holders of our stock as gain from the sale or exchange of a capital asset held for more than one year. This tax treatment applies regardless of the period during which the shareholders have held their stock. If we designate any portion of a dividend as a capital gain dividend, the amount that will be taxable to the shareholder as capital gain will be indicated to U.S. holders on IRS Form 1099-DIV. Corporate shareholders, however, may be required to treat up to 20% of capital gain dividends as ordinary income. Capital gain dividends are not eligible for the dividends received deduction for corporations.
Instead of paying capital gain dividends, we may elect to require shareholders to include our undistributed net capital gains in their income. If we make such an election, U.S. holders (i) will include in their income as long-term capital gains their proportionate share of such undistributed capital gains and (ii) will be deemed to have paid their proportionate share of the tax paid by us on such undistributed capital gains and thereby receive a credit or refund to the extent that the tax paid by us exceeds the U.S. holder’s tax liability on the undistributed capital gain. A U.S. holder of our stock will increase the basis in its stock by the difference between the amount of capital gain included in its income and the amount of tax it is deemed to have paid. A U.S. holder that is a corporation will appropriately adjust its earnings and profits for the retained capital gain in accordance with Treasury regulations to be prescribed by the IRS. Our earnings and profits will be adjusted appropriately.
We must classify portions of our designated capital gain dividend into the following categories:
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a 20% gain distribution, which would be taxable to non-corporate U.S. holders of our stock at a federal rate of up to 20%; or
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an unrecaptured Section 1250 gain distribution, which would be taxable to non-corporate U.S. holders of our stock at a maximum rate of 25%.
We must determine the maximum amounts that we may designate as 20% and 25% capital gain dividends by performing the computation required by the Code as if the REIT were an individual whose ordinary income were subject to a marginal tax rate of at least 28%. The IRS currently requires that distributions made to different classes of stock be comprised proportionately of dividends of a particular type.
Passive Activity Loss and Investment Interest Limitation. Distributions that we make and gains arising from the disposition of our Common Shares by a U.S. holder will not be treated as passive activity income, and therefore U.S. holders will not be able to apply any “passive activity losses” against such income. Dividends paid by us, to the extent they do not constitute a return of capital, will generally be treated as investment income for purposes of the investment income limitation on the deduction of the investment interest.

Qualified Dividend Income. Distributions that are treated as dividends may be taxed at capital gains rates, rather than ordinary income rates, if they are distributed to an individual, trust or estate, are properly designated by us as qualified dividend income and certain other requirements are satisfied. Dividends are eligible to be designated by us as qualified dividend income up to an amount equal to the sum of the qualified dividend income received by us during the year of the distribution from other C corporations such as taxable REIT subsidiaries, our “undistributed” REIT taxable income from the immediately preceding year, and any income attributable to the sale of a built-in gain asset from the immediately preceding year (reduced by any U.S. federal income taxes that we paid with respect to such REIT taxable income and built-in gain).
Dividends that we receive will be treated as qualified dividend income to us if certain criteria are met. The dividends must be received from a domestic corporation (other than a REIT or a regulated investment company) or a qualifying foreign corporation. A foreign corporation generally will be a qualifying foreign corporation if it is incorporated in a possession of the United States, the corporation is eligible for benefits of an income tax treaty with the United States which the Secretary of Treasury determines is satisfactory, or the stock on which the dividend is paid is readily tradable on an established securities market in the United States. However, if a foreign corporation is a passive foreign investment company, then it will not be treated as a qualifying foreign corporation, and the dividends we receive from such an entity would not constitute qualified dividend income.
Furthermore, certain exceptions and special rules apply to determine whether dividends may be treated as qualified dividend income to us. These rules include certain holding requirements that we would have to satisfy with respect to the stock on which the dividend is paid, and special rules with regard to dividends received from regulated investment companies and other REITs.
In addition, even if we designate certain dividends as qualified dividend income to our shareholders, the shareholder will have to meet certain other requirements for the dividend to qualify for taxation at capital gains rates. For example, the shareholder will only be eligible to treat the dividend as qualifying dividend income if the shareholder is taxed at individual rates and meets certain holding requirements. In general, in order to treat a particular dividend as qualified dividend income, a shareholder will be required to hold our stock for more than 60 days during the 121-day period beginning on the date which is 60 days before the date on which the stock becomes ex-dividend.
Other Tax Considerations. To the extent that we have available net operating losses and capital losses carried forward from prior tax years, such losses may reduce the amount of distributions that we must make in order to comply with the REIT distribution requirements. Such losses, however, are not passed through to shareholders and do not offset income of shareholders from other sources, nor would such losses affect the character of any distributions that we make, which are generally subject to tax in the hands of shareholders to the extent that we have current or accumulated earnings and profits.
Sales of Our Common Stock. Upon any taxable sale or other disposition of our Common Shares (except pursuant to a repurchase by us, as described below), a U.S. holder of our Common Shares will recognize gain or loss for U.S. federal income tax purposes in an amount equal to the difference between:
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the amount of cash and the fair market value of any property received on such disposition; and
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the U.S. holder’s adjusted basis in such Common Shares for tax purposes.
Gain or loss will be capital gain or loss if the Common Shares has been held by the U.S. holder as a capital asset. The applicable tax rate will depend on the holder’s holding period in the asset (generally, if an asset has been held for more than one year, it will produce long-term capital gain) and the holder’s tax bracket.
In general, any loss upon a sale or exchange of our Common Shares by a U.S. holder who has held such stock for six months or less (after applying certain holding period rules) will be treated as a long-term capital loss, but only to the extent of distributions from us received by such U.S. holder that are required to be treated by such U.S. holder as long-term capital gains.
Repurchases of Our Common Shares. A repurchase of our Common Shares will be treated as a distribution in exchange for the repurchased shares and taxed in the same manner as any other taxable sale or other disposition of our Common Shares discussed above, provided that the repurchase satisfies one of the tests enabling the repurchase to be treated as a sale or exchange. A repurchase will generally be treated as a sale or exchange if it (i) results in a complete termination of the holder’s interest in our Common Shares, (ii) results in a substantially disproportionate redemption with respect to the holder, or (iii) is not essentially equivalent to a dividend with respect to the holder. In determining whether any of these tests has been met, Common Shares actually owned, as well as Common Shares considered to be owned by the holder by reason of certain constructive ownership rules set forth in Section 318 of the Code, generally must be taken into account. The sale of Common Shares pursuant to a repurchase generally will result in a “substantially disproportionate” redemption with respect to a holder if the percentage of our then outstanding voting stock owned by the holder immediately after the sale is less than 80% of the percentage of our voting stock owned by the holder determined immediately before the sale. The sale of Common Shares pursuant to a repurchase generally will be treated as not “essentially equivalent to a dividend” with respect to a holder if the reduction in the holder’s proportionate interest in our stock as a result of our repurchase constitutes a “meaningful reduction” of such holder’s interest.
A repurchase that does not qualify as an exchange under such tests will constitute a dividend equivalent repurchase that is treated as a taxable distribution and taxed in the same manner as regular distributions, as described above under “—Distributions Generally.” In addition, although guidance is sparse, the IRS could take the position that a holder who does not participate in any repurchase treated as a dividend should be treated as receiving a constructive distribution of our Common Shares taxable as a dividend in the amount of their increased percentage ownership of our Common Shares as a result of the repurchase, even though the holder did not actually receive cash or other property as a result of the repurchase. Legislative proposals to tax or otherwise restrict corporate stock repurchases have been proposed, but the outlook for possible applicability to us of any such proposals is uncertain at this time.
Medicare Tax. Certain U.S. holders, including individuals and estates and trusts, are subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which includes net gain from a sale or exchange of Common Shares and income from dividends paid on Common Shares. U.S. holders are urged to consult their own tax advisors regarding the Medicare tax.
Taxation of Non-U.S. Holders of Our Common Shares
The rules governing the U.S. federal income taxation of non-U.S. holders are complex. This section is only a summary of such rules. We urge non-U.S. holders to consult their own tax advisors to determine the impact of federal, state and local income tax laws on ownership of the Common Shares, including any reporting requirements.
Distributions. Distributions by us to a non-U.S. holder on our Common Shares that are neither attributable to gain from sales or exchanges by us of “U.S. real property interests” nor designated by us as capital gains dividends will be treated as dividends of ordinary income to the extent that they are made out of our current or accumulated earnings and profits. These distributions generally will be subject to U.S. federal income tax on a gross basis at a rate of 30%, or a lower rate as may be specified under an applicable income tax treaty, unless the dividends are treated as effectively connected with the conduct by the non-U.S. holder of a trade or business within the United States. Under some treaties, however, lower rates generally applicable to dividends do not apply to dividends from REITs. Further, reduced treaty rates are not available to the extent the income allocated to the non-U.S. holder is excess inclusion income. Dividends that are effectively connected with the non-U.S. holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, are attributable to a U.S. permanent establishment) will be subject to tax on a net basis, that is, after allowance for deductions, at graduated rates, in the same manner as U.S. holders are taxed with respect to these dividends, and are generally not subject to withholding. Applicable certification and disclosure requirements must be satisfied to be exempt from withholding under the effectively connected income exception. Any dividends received by a corporate non-U.S. holder that is engaged in a trade or business within the United States may also be subject to an additional branch profits tax at a 30% rate, or lower applicable treaty rate.
A non-U.S. holder of our Common Shares who wishes to claim the benefit of an applicable treaty rate and avoid backup withholding, as discussed below, for our ordinary dividends will be required (i) to complete the applicable IRS Form W-8 and certify under penalty of perjury that such holder is not a U.S. person as defined under the Code and is eligible for treaty benefits or (ii) if our Common Shares is held through certain foreign intermediaries, to satisfy the relevant certification requirements of applicable Treasury regulations. Special certification and other requirements apply to certain non-U.S. holders that are pass-through entities rather than corporations or individuals.

A non-U.S. holder of our Common Shares eligible for a reduced rate of U.S. withholding tax pursuant to an income tax treaty may obtain a refund of any excess amounts withheld by timely filing an appropriate claim for refund with the IRS.
Distributions that are neither attributable to gain from sales or exchanges of “U.S. real property interests” nor designated as capital gains dividends and that are in excess of our current or accumulated earnings and profits that do not exceed the adjusted basis of the non-U.S. holder in its Common Shares will reduce the non-U.S. holder’s adjusted basis in its Common Shares and will not be subject to U.S. federal income tax. Distributions that are neither attributable to gain from sales or exchanges of “U.S. real property interests” nor designated as capital gains dividends and that are in excess of current and accumulated earnings and profits that do exceed the adjusted basis of the non-U.S. holder in its Common Shares will be treated as gain from the sale of its stock, the tax treatment of which is described below under “—Sales of Our Common Shares.” Because we generally cannot determine at the time we make a distribution whether or not the distribution will exceed our current and accumulated earnings and profits, we normally will withhold tax on the entire amount of any distribution at the same rate as we would withhold on a dividend.
We would be required to withhold at least 15% of any distribution to a non-U.S. holder in excess of our current and accumulated earnings and profits if our Common Shares constitutes a U.S. real property interest with respect to such non-U.S. holder, as described below under “—Sales of Our Common Shares.” This withholding would apply even if a lower treaty rate otherwise applies or the non-U.S. holder is not liable for tax on the receipt of that distribution. However, a non-U.S. holder may seek a refund of these amounts from the IRS if the non-U.S. holder’s U.S. tax liability with respect to the distribution is less than the amount withheld.
Distributions to a non-U.S. holder that are designated by us at the time of the distribution as capital gain dividends, other than those arising from the disposition of a U.S. real property interest, generally should not be subject to U.S. federal income taxation unless:
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The investment in the Common Shares is effectively connected with the non-U.S. holder’s conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, is attributable to a U.S. permanent establishment of the non-U.S. holder), in which case the non-U.S. holder will generally be subject to the same treatment as U.S. holders with respect to any gain, except that a holder that is a foreign corporation also may be subject to the 30% branch profits tax, as discussed above; or
•
The non-U.S. holder is an individual who is present in the United States for 183 days or more during the taxable year of the distribution and has a “tax home” in the United States, in which case the individual will be subject to a 30% tax on the individual’s capital gains.
Under the Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”), distributions to a non-U.S. holder that are attributable to gain from sales or exchanges by us of U.S. real property interests, whether or not designated as capital gain dividends, will cause the non-U.S. holder to be treated as recognizing gain that is income effectively connected with the conduct of a trade or business in the United States. Non-U.S. holders will be taxed on this gain at the same rates applicable to U.S. holders, subject to a special alternative minimum tax in the case of nonresident alien individuals. Also, this gain may be subject to a 30% (or lower applicable treaty rate) branch profits tax in the hands of a non-U.S. holder that is a corporation. A distribution is not attributable to a U.S. real property interest if we held an interest in the underlying asset solely as a creditor.
We will be required to withhold and remit to the IRS the highest rate of U.S. federal income tax applicable to each non-U.S. holder, based on the status of such holder, of any distributions to non-U.S. holders that are designated as capital gain dividends, or, if greater, the highest rate of U.S. federal income tax applicable to each non-U.S. holder, based on the status of such holder, of a distribution that could have been designated as a capital gain dividend, whether or not attributable to sales of U.S. real property interests. Distributions can be designated as capital gain dividends to the extent of our net capital gain for the taxable year of the distribution. The amount withheld, which for individual non-U.S. holders may exceed the actual tax liability, is creditable against the non-U.S. holder’s U.S. federal income tax liability.
However, the above withholding tax will not apply to any capital gain dividend with respect to (i) any class of our stock which is “regularly traded” on an established securities market located in the United States if the non-U.S. holder did not own more than 10% of such class of stock at any time during the one-year period ending on the date of such dividend or (ii) a “qualified shareholder” or a “qualified foreign pension fund”. Instead, any capital gain dividend will be treated as a distribution subject to the rules discussed above under “—Distributions.” Also, the branch profits tax would not apply to such a distribution. However, it is not anticipated that our Common Shares will be “regularly traded” on an established securities market.
Although the law is not clear on the matter, it appears that amounts we designate as undistributed capital gains in respect of the stock held by U.S. holders generally should be treated with respect to non-U.S. holders in the same manner as actual distributions by us of capital gain dividends. Under that approach, the non-U.S. holders would be able to offset as a credit against their U.S. federal income tax liability resulting therefrom their proportionate share of the tax paid by us on the undistributed capital gains, and to receive from the IRS a refund to the extent that their proportionate share of this tax paid by us were to exceed their actual U.S. federal income tax liability. If we were to designate a portion of our net capital gain as undistributed capital gain, a non-U.S. holder is urged to consult its tax advisor regarding the taxation of such undistributed capital gain.
Sales of Our Common Shares. Subject to the discussion below under “—Repurchases of Our Common Shares,” gain recognized by a non-U.S. holder upon the sale or exchange of our stock generally would not be subject to U.S. taxation unless:
•
the investment in our Common Shares is effectively connected with the non-U.S. holder’s conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, is attributable to a U.S. permanent establishment of the non-U.S. holder), in which case the non-U.S. holder will be subject to the same treatment as domestic holders with respect to any gain;
•
the non-U.S. holder is a nonresident alien individual who is present in the United States for 183 days or more during the taxable year and has a tax home in the United States, in which case the nonresident alien individual will be subject to a 30% tax on the individual’s net capital gains for the taxable year; or
•
the non-U.S. holder is not a qualified shareholder or a qualified foreign pension fund (each as defined below) and our Common Shares constitutes a U.S. real property interest within the meaning of FIRPTA, as described below.
We anticipate that our Common Shares will constitute a U.S. real property interest within the meaning of FIRPTA unless we are a domestically-controlled REIT. We will be a domestically-controlled REIT if, at all times during a specified testing period, less than 50% in value of our stock is held directly or indirectly by non-U.S. holders. No assurance can be given, however, that we are or will be a domestically-controlled REIT.
Even if we were not a domestically-controlled REIT, a sale of Common Shares by a non-U.S. holder would nevertheless not be subject to taxation under FIRPTA as a sale of a U.S. real property interest if:
•
our Common Shares were “regularly traded” on an established securities market within the meaning of applicable Treasury regulations; and
•
the non-U.S. holder did not actually, or constructively under specified attribution rules under the Code, own more than 10% of our Common Shares at any time during the shorter of the five-year period preceding the disposition or the holder’s holding period.
However, it is not anticipated that our Common Shares will be “regularly traded” on an established securities market. If gain on the sale or exchange of our Common Shares were subject to taxation under FIRPTA, the non-U.S. holder would be subject to regular U.S. income tax with respect to any gain in the same manner as a taxable U.S. holder, subject to any applicable alternative minimum tax and special alternative minimum tax in the case of nonresident alien individuals. In such a case, under FIRPTA the purchaser of Common Shares may be required to withhold 10% of the purchase price and remit this amount to the IRS.
Qualified Shareholders. Subject to the exception discussed below, a qualified shareholder who holds our Common Shares directly or indirectly (through one or more partnerships) will not be subject to FIRPTA withholding on distributions by us or dispositions of our Common Shares. While a qualified shareholder will not be subject to FIRPTA withholding on distributions by us or dispositions of our Common Shares, certain investors of a qualified shareholder (i.e., non-U.S. persons who hold interests in the qualified shareholder (other than interests solely as a creditor), and hold more than 10% of our Common Shares (whether or not by reason of the investor’s ownership in the qualified shareholder)) may be subject to FIRPTA withholding.
A qualified shareholder is a non-U.S. person that (i) either is eligible for the benefits of a comprehensive income tax treaty which includes an exchange of information program and whose principal class of interests is listed and regularly traded on one or more recognized stock exchanges (as defined in such comprehensive income tax treaty), or is a foreign partnership that is created or organized under foreign law as a limited partnership in a jurisdiction that has an agreement for the exchange of information with respect to taxes with the United States and has a class of limited partnership units representing greater than 50% of the value of all the partnership units that is regularly traded on the NYSE or NASDAQ markets, (ii) is a “qualified collective investment vehicle” (within the meaning of Section 897(k)(3)(B) of the Code), and (iii) maintains records on the identity of each person who, at any time during the foreign person’s taxable year, is the direct owner of 5% or more of the class of interests or units (as applicable) described in (i), above.
Qualified Foreign Pension Funds. Any distribution to a qualified foreign pension fund (or an entity all of the interests of which are held by a qualified foreign pension fund) who holds our Common Shares directly or indirectly (through one or more partnerships) will not be subject to FIRPTA withholding on distributions by us or dispositions of our Common Shares.
A qualified foreign pension fund is any trust, corporation, or other organization or arrangement (i) which is created or organized under the law of a country other than the United States, (ii) which is established (a) by such country (or one or more political subdivisions thereof) to provide retirement or pension benefits to participants or beneficiaries that are current or former employees (including self-employed individuals) or persons designated by such employees, as a result of services rendered by such employees to their employers or (b) by one or more employers to provide retirement or pension benefits to participants or beneficiaries that are current or former employees (including self-employed individuals) or persons designated by such employees in consideration for services rendered by such employees to such employers, (iii) which does not have a single participant or beneficiary with a right to more than 5% of its assets or income, (iv) which is subject to government regulation and with respect to which annual information reporting about its beneficiaries is provided, or is otherwise available, to the relevant tax authorities in the country in which it is established or operates, and (v) with respect to which, under the laws of the country in which it is established or operates, (a) contributions to such organization or arrangement that would otherwise be subject to tax under such laws are deductible or excluded from the gross income of such entity or arrangement or taxed at a reduced rate, or (b) taxation of any investment income of such organization or arrangement is deferred or such income is excluded from the gross income of such entity or arrangement or is taxed at a reduced rate.
We urge non-U.S. holders to consult their own tax advisers to determine their eligibility for exemption from FIRPTA withholding and their qualification as a qualified shareholder or a qualified foreign pension fund.
Repurchases of Our Common Shares. A repurchase of our Common Shares that is not treated as a sale or exchange will be taxed in the same manner as regular distributions under the rules described above. See “—Taxation of U.S. Holders of Our Common Shares—Repurchases of Our Common Shares” for a discussion of when a redemption will be treated as a sale or exchange and related matters.
A repurchase of our Common Shares generally will be subject to tax under FIRPTA to the extent the distribution in the repurchase is attributable to gains from our dispositions of U.S. real property interests. To the extent the distribution is not attributable to gains from our dispositions of U.S. real property interests, the excess of the amount of money received in the repurchase over the non-U.S. holder’s basis in the repurchased shares will be treated in the manner described above under “—Sales of Our Common Shares.” The IRS has released an official notice stating that repurchase payments may be attributable to gains from dispositions of U.S. real property interests (except when the 10% publicly traded exception would apply), but has not provided any guidance to determine when and what portion of a repurchase payment is a distribution that is attributable to gains from our dispositions of U.S. real property interests. Due to the uncertainty, we may withhold at the highest rate of U.S. federal income tax applicable to each non-U.S. holder, based on the status of such holder, from all or a portion of repurchase payments to non-U.S. holders other than qualified shareholders or qualified foreign pension funds. To the extent the amount of tax we withhold exceeds the amount of a non-U.S. holder’s U.S. federal income tax liability, the non-U.S. holder may file a U.S. federal income tax return and claim a refund. Further, legislative proposals to tax or otherwise restrict corporate stock repurchases have been proposed, but the outlook for possible applicability to us of any such proposals is uncertain at this time.
U.S. Federal Income Tax Returns. If a non-U.S. holder is subject to taxation under FIRPTA on proceeds from the sale of our Common Shares or on distributions we make, the non-U.S. holder will be required to file a U.S. federal income tax return. Prospective non-U.S. holders are urged to consult their tax advisors to determine the impact of U.S. federal, state, local and foreign income tax laws on their ownership of our Common Shares, including any reporting requirements.
Taxation of Tax-Exempt Holders of Our Common Shares
Provided that a tax-exempt holder has not held its Common Shares as “debt-financed property” within the meaning of the Code and our shares of stock are not being used in an unrelated trade or business, dividend income from us generally will not be unrelated business taxable income (“UBTI”) to a tax-exempt holder. Similarly, income from the sale of our Common Shares will not constitute UBTI unless the tax-exempt holder has held its Common Shares as debt-financed property within the meaning of the Code or has used the Common Shares in a trade or business.
Further, for a tax-exempt holder that is a social club, voluntary employee benefit association, supplemental unemployment benefit trust or qualified group legal services plan exempt from U.S. federal income taxation under Sections 501(c)(7), (c)(9), (c)(17) and (c)(20) of the Code, respectively, or a single parent title-holding corporation exempt under Section 501(c)(2) the income of which is payable to any of the aforementioned tax-exempt organizations, income from an investment in our Common Shares will constitute UBTI unless the organization properly sets aside or reserves such amounts for purposes specified in the Code. These tax-exempt holders should consult their own tax advisors concerning these “set aside” and reserve requirements.
Notwithstanding the above, however, a portion of the dividends paid by a “pension-held REIT” are treated as UBTI as to any trust which is described in Section 401(a) of the Code, is tax-exempt under Section 501(a) of the Code, and holds more than 10%, by value, of the interests in the REIT. Tax-exempt pension funds that are described in Section 401(a) of the Code are referred to below as “pension trusts.”
A REIT is a “pension-held REIT” if it meets the following two tests:
•
it would not have qualified as a REIT but for Section 856(h)(3) of the Code, which provides that stock owned by pension trusts will be treated, for purposes of determining whether the REIT is closely held, as owned by the beneficiaries of the trust rather than by the trust itself; and
•
either (i) at least one pension trust holds more than 25% of the value of the interests in the REIT, or (ii) a group of pension trusts each individually holding more than 10% of the value of the REIT’s stock, collectively owns more than 50% of the value of the REIT’s stock.
The percentage of any REIT dividend from a “pension-held REIT” that is treated as UBTI is equal to the ratio of the UBTI earned by the REIT, treating the REIT as if it were a pension trust and therefore subject to tax on UBTI, to the total gross income of the REIT. An exception applies where the percentage is less than 5% for any year, in which case none of the dividends would be treated as UBTI. The provisions requiring pension trusts to treat a portion of REIT distributions as UBTI will not apply if the REIT is not a “pension-held REIT” (for example, if the REIT is able to satisfy the “not closely held requirement” without relying on the “look through” exception with respect to pension trusts).
Dividend Reinvestment Plan
Holders who participate in the dividend reinvestment plan will recognize taxable income in the amount they would have received had they elected not to participate, even though they receive no cash. These deemed distributions will be treated as actual distributions from us to the participating holders and will retain the character and U.S. federal income tax effects applicable to all distributions. Stock received under the plan will have a holding period beginning with the day after purchase, and a U.S. federal income tax basis equal to its cost, which is the gross amount of the deemed distribution. Because of our charter’s restrictions on the number of shares of our stock that a person may own, we do not anticipate that we will become a “pension-held REIT.”

Backup Withholding Tax and Information Reporting
U.S. Holders of Common Shares. In general, information-reporting requirements will apply to payments of dividends and proceeds of the sale of our Common Shares held by U.S. holders, unless such U.S. holder is an exempt recipient. A backup withholding tax may apply to such payments if such U.S. holder fails to provide a taxpayer identification number or certification of other exempt status or fails to report in full dividend or interest income. In addition, we may be required to withhold a portion of capital gain distributions to any U.S. holders who fail to certify their U.S. status to us. Any amounts withheld under the backup withholding rules will be allowed as a credit against your U.S. federal income tax liability, provided that the required information is timely furnished to the IRS.
Brokers that are required to report the gross proceeds from a sale of our Common Shares on IRS Form 1099-B will also be required to report the customer’s adjusted basis in the Common Shares sold and whether any gain or loss with respect to such stock is long-term or short-term. In some cases, there may be alternative methods of determining the basis in the Common Shares sold, in which case your broker will apply a default method of its choosing if you do not indicate which method you choose to have applied. U.S. holders should consult their own tax advisors regarding these reporting requirements and their election options.
Non-U.S. Holders of Our Common Shares. We must report annually to the IRS and to each non-U.S. holder the amount of dividends paid to such holder and the tax withheld with respect to such dividends, regardless of whether withholding was required. Copies of the information returns reporting such dividends and withholding may also be made available to the tax authorities in the country in which the non-U.S. holder resides under the provisions of an applicable income tax treaty.
A non-U.S. holder will be subject to backup withholding for dividends paid to such holder unless such holder certifies under penalty of perjury that it is a non-U.S. holder (and the payor does not have actual knowledge or reason to know that such holder is a “United States person” as defined under the Code), or such holder otherwise establishes an exemption.
Information reporting and, depending on the circumstances, backup withholding will apply to the proceeds of a sale of our Common Shares within the United States or conducted through certain U.S.-related financial intermediaries, unless the beneficial owner certifies under penalty of perjury that it is a non-U.S. holder (and the payor does not have actual knowledge or reason to know that the beneficial owner is a “United States person” as defined under the Code), or such owner otherwise establishes an exemption.
Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against a non-U.S. holder’s U.S. federal income tax liability provided the required information is timely furnished to the IRS.
Legislative or Other Actions Affecting REITs
The present U.S. federal income tax treatment of REITs may be modified, possibly with retroactive effect, by legislative, judicial or administrative action at any time. The REIT rules are constantly under review by persons involved in the legislative process and by the IRS and the Treasury, which may result in statutory changes as well as revisions to regulations and interpretations. Changes to the U.S. federal tax laws and interpretations thereof could adversely affect an investment in our Common Shares.
State and Local Taxes
We and our shareholders may be subject to state or local taxation in various state or local jurisdictions, including those in which we or they transact business or reside. Our state and local tax treatment and that of our shareholders may not conform to the U.S. federal income tax treatment discussed above. Consequently, prospective shareholders should consult their own tax advisors regarding the effect of state and local tax laws on an investment in our Common Shares.

Tax Shelter Reporting
If a shareholder recognizes a loss with respect to stock of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file a disclosure statement with the IRS on Form 8886. Direct shareholders of portfolio securities are in many cases exempt from this reporting requirement, but shareholders of a REIT currently are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Additional Withholding Requirements
Under Sections 1471 through 1474 of the Code (such Sections commonly referred to as “FATCA”), a 30% U.S. federal withholding tax may apply to any ordinary dividends and other distributions that we pay to (i) a “foreign financial institution” (as specifically defined in the Code) which does not provide sufficient documentation, typically on IRS Form W-8BEN-E, evidencing either (x) an exemption from FATCA, or (y) its compliance (or deemed compliance) with FATCA (which may alternatively be in the form of compliance with an intergovernmental agreement with the United States) in a manner that avoids withholding, or (ii) a “non-financial foreign entity” (as specifically defined in the Code) which does not provide sufficient documentation, typically on IRS Form W-8BEN-E, evidencing either (x) an exemption from FATCA, or (y) adequate information regarding certain substantial U.S. beneficial owners of such entity (if any). If a dividend payment is both subject to withholding under FATCA and subject to withholding tax discussed above, the withholding under FATCA may be credited against, and therefore reduce, such other withholding tax. Non-U.S. holders should consult their tax advisors to determine the applicability of this legislation in light of their individual circumstances.
PERFORMANCE RELATED AND COMPARATIVE INFORMATION
The Fund may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other substantially similar closed-end funds as categorized by Broadridge Financial Solutions, Inc. (“Broadridge”), Morningstar Inc. or other independent services. Comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may obtain data from sources or reporting services, such as Bloomberg Financial and Broadridge, which the Fund believes to be generally accurate.
The Fund, in its advertisements, may refer to pending legislation from time to time and the possible effect of such legislation on investors, investment strategy and related matters. At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.
Past performance is not indicative of future results. At the time shareholders redeem their shares, they may be worth more or less than their original investment.
Control Persons and Principal Holders of Securities
A control person is a person who owns, either directly or indirectly, beneficially more than 25% of the voting securities of a company. [As of the date of the Prospectus, the Fund could be deemed to be under control of [ ], an affiliate of the Investment Manager, which had voting authority with respect to approximately 100% of the value of the outstanding interests in the Fund on such date. However, it is anticipated that [ ] will no longer be a control person once the Fund commences investment operations and its Common Shares is sold to the public.].
Independent Registered Public Accounting Firm
[ ] serves as independent registered public accounting firm for the Fund. [ ] provides audit services, tax assistance and consultation in connection with the review of SEC and IRS filings.
CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSEMENT AGENT
State Street Bank and Trust Company (“State Street”) serves as the primary custodian for assets of the Fund. State Street’s principal business address is 801 Pennsylvania, Kansas City, Missouri 64105. The primary custodian performs custodial and fund accounting services. UMB Bank, n.a. (“UMB”) also serves as a custodian of the Fund. UMB’s principal business address is [ ]. The Bank of New York Mellon Corporation (“BNY Mellon”) also serves as a custodian of the Fund for the purpose of posting regulatory initial margin for uncleared derivative transactions for the benefit of State Street or its affiliates and UMB or its affiliates, as applicable, as uncleared derivative counterparty.
DST Systems, Inc. (“DST”) serves as the Transfer Agent, and dividend disbursement agent for the Common Shares, as well as agent for the Dividend Reinvestment Plan relating to the Common Shares.
COUNSEL
Dechert LLP, 1900 K Street, N.W., Washington, D.C. 20006-1110, passes upon certain legal matters in connection with the shares offered by the Fund, and also acts as legal counsel to the Fund.
REGISTRATION STATEMENT
A Registration Statement on Form N-2, including any amendments thereto (the “Registration Statement”), relating to the Common Shares of the Fund offered hereby, has been filed by the Fund with the SEC, Washington, D.C. The Prospectus and this Statement of Additional Information are parts of, but do not contain all of the information set forth in, the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the Common Shares offered or to be offered hereby, reference is made to the Fund’s Registration Statement. Statements contained in the Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.
Additional Information
A Registration Statement on Form N-2, including amendments thereto, relating to the Common Shares offered hereby, has been filed by the Fund with the SEC in Washington, D.C. The Fund’s prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the Common Shares offered hereby, reference is made to the Fund’s Registration Statement. Statements contained in the Fund’s prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC or on the SEC’s website at http://www.sec.gov.
FINANCIAL STATEMENTS
[TO BE ADDED BY AMENDMENT]
_

Appendix A – PROCEDURES FOR SHAREHOLDERS TO SUBMIT NOMINEE CANDIDATES
(Appendix A to the Fund’s Governance and Nominating Committee Charter)
A shareholder of a Fund must follow the following procedures in order to submit properly a nominee recommendation for the Committee’s consideration.
1.
The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to a Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund. Once each quarter, if any Shareholder Recommendations have been received by the Secretary during the quarter, the Secretary will inform the Committee of the new Shareholder Recommendations. Because the Fund does not hold annual or other regular meetings of shareholders for the purpose of electing Trustees, the Committee will accept Shareholder Recommendations on a continuous basis.
2.
All Shareholder Recommendations properly submitted to a Fund will be held by the Secretary until such time as (i) the Committee convenes to consider candidates to fill Board vacancies or newly created Board positions (a “Trustee Consideration Meeting”) or (ii) the Committee instructs the Secretary to discard a Shareholder Recommendation following a Trustee Consideration Meeting or an Interim Evaluation (as defined below).
3.
At a Trustee Consideration Meeting, the Committee will consider each Shareholder Recommendation then held by the Secretary. Following a Trustee Consideration Meeting, the Committee may instruct the Secretary to discard any or all of the Shareholder Recommendations currently held by the Secretary.
4.
The Committee may, in its discretion and at any time, convene to conduct an evaluation of validly submitted Shareholder Recommendations (each such meeting, an “Interim Evaluation”) for the purpose of determining which Shareholder Recommendations will be considered at the next Trustee Consideration Meeting. Following an Interim Evaluation, the Committee may instruct the Secretary to discard any or all of the Shareholder Recommendations currently held by the Secretary.
5.
The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the number of shares of (and class, if any) of the Fund(s) owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (“SEC”) (or the corresponding provisions of any regulation or rule subsequently adopted by the SEC or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with the election of Trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Fund’s books; (iv) the number of shares of (and class, if any) of the Fund(s) owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board or to satisfy applicable law.
_
A-1

PART C—OTHER INFORMATION
Item 25: Financial Statements and Exhibits
1.	Financial Statements:

The Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial Statements indicating that the Registrant has met the net worth requirements of Section 14(a)
of the Investment Company Act of 1940, as amended (the “1940 Act”), will be filed as part of the Statement of
Additional Information.

2.	Exhibits:
	a.1	Certificate of Trust[1]
	a.2.	Agreement and Declaration of Trust dated June 22, 2022[2]
	b.	Bylaws of Registrant dated June 22, 2022.[2]
	c.	None.
	d.	None
	e.	Terms and Conditions of the Dividend Reinvestment Plan[2]
	f.	None.
	g.	Investment Management Agreement between Registrant and Pacific Investment Management Company LLC (“PIMCO”).[2]
	h.	Form of Distribution Contract.*
	i.	None.
	j.1	Custody and Investment Accounting Agreement between Registrant and State Street Bank and Trust Company.[2]
	j.2	Amendment No. 4 to Custody Agreement between PIMCO and UMB Bank[2]
	k.1	Administration Agreement between Registrant and Pacific Investment Mangement Company LLC.[2]
	k.2	Expense Limitation Agreement between Registrant and PIMCO dated September 25, 2018.*
	k.3	Amended and Restated Sub-Administration Agreement between PIMCO, on behalf of Registrant, and State Street Bank and Trust Company.[2]
	k.4	Form of [ ] Amendment to Amended and Restated Sub-Administration Agreement between PIMCO, on behalf of Registrant, and [ ].*
	k.5	Form of Distribution and Servicing plan for Class [ ] Common Shares.*
	l.	Opinion and consent of Dechert LLP.*
	m.	None.
	n.	Consent of Registrant’s independent registered public accounting firm.*
	o.	None.
	p.	Form of Subscription Agreement between Registrant and [ ].*
	q.	None.
	r.1	Code of Ethics of Registrant.*
	r.2	Code of Ethics of Pacific Investment Management Company LLC and PIMCO Investment LLC.*
	r.3	Code of Ethics Pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 for Principal Executive and Senior Financial Officers.*
	s.1	Power of Attorney for Eric D. Johnson[2]
	s.2	Power of Attorney for Bijal Y. Parikh[2]
	s.3	Power of Attorney for Benedict Aitkenhead[2]

	s.4	Power of Attorney for Debra W. Huddleston[2]
	s.5	Power of Attorney for Anne K. Kratky[2]
	s.6	Power of Attorney for Richard R. LeBrun, Jr.[2]
*	To be completed by amendment.
1	Filed as an exhibit to the Fund’s Registration Statement on Form N-2, Registration Nos. 333-262575 and 811-23779 (filed February 7, 2022)
2	Filed herewith.
Item 26: Marketing Arrangements
See Form of Distribution Agreement.
Item 27: Other Expenses of Issuance and Distribution
Securities and Exchange Commission Fees	$*
Printing and engraving expenses	*
Legal fees	*
Accounting expenses	*
Total	*
Item 28: Persons Controlled by or under Common Control with Registrant
Not applicable.
Item 29: Number of Holders of Securities
Set forth below is the number of record holders as of [ ] of each class of securities of the Registrant.
Title of Class	Number of Record Holders
Common shares of beneficial interest, $0.00001 par value per share	[ ]
Item 30: Indemnification
Reference is made to Article VIII, Sections 1 through 4, of the Registrant’s Agreement and Declaration of Trust, which is incorporated by reference herein.
Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust’s Agreement and Declaration of Trust, its Bylaws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.
Item 31: Business and Other Connections of Investment Adviser
Pacific Investment Management Company LLC (“PIMCO”) is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The list required by this Item 31 of officers and directors of PIMCO, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Form ADV filed by PIMCO pursuant to the Advisers Act (SEC File No. 801-48187).

Item 32: Location of Accounts and Records
The account books and other documents required to be maintained by the Registrant pursuant to Section 31(a) of the 1940 Act and the rules thereunder will be maintained at the offices of Pacific Investment Management Company LLC, 1633 Broadway, New York, NY 10019, the Registrant’s transfer agent, [ ] , or the Registrant’s custodian, [ ].
Item 33: Management Services
Not applicable.
Item 34: Undertakings
1.
Not applicable.
2.
Not applicable.
3.
The Registrant undertakes:
(a) To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:
(i) to include any prospectus required by Section 10(a)(3) of the 1933 Act;
(ii) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the 1933 Act if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement.
(iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.
(b) That, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof.
(c) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.
(d) that, for the purpose of determining liability under the 1933 Act to any purchaser:
(1)
if the Registrant is subject to Rule 430B under the 1933 Act: (A) each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and (B) each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) under the 1933 Act for the purpose of providing the information required by Section 10(a) of the 1933 Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or
(2)
if the Registrant is subject to Rule 430C under the 1933 Act: Each prospectus filed pursuant to Rule 424(b) under the 1933 Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.
(e) That for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities:
The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:
(1)
any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the 1933 Act;
(2)
free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;
(3)
the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and
 (4)
any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.
4.
Not applicable.
5.
Not applicable.
6.
Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.
7.
The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Prospectus or Statement of Additional Information.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Pre-Effective Amendment No. 1 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Washington in the District of Columbia on the 5th day of August, 2022.
PIMCO FLEXIBLE REAL ESTATE INCOME FUND
By:	Eric D. Johnson*
Name:	Eric D. Johnson
Title:	President
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated:
Name	Capacity	Date
Eric D. Johnson* Eric D. Johnson	President (Principal Executive Officer)	August 5, 2022
Bijal Parikh* Bijal Parikh	Treasurer (Principal Financial & Accounting Officer)	August 5, 2022
Benedict Aitkenhead* Benedict Aitkenhead	Trustee	August 5, 2022
Debra W. Huddleston* Debra W. Huddleston	Trustee	August 5, 2022
Anne K. Kratky* Anne K. Kratky	Trustee	August 5, 2022
Rick LeBrun* Rick LeBrun	Trustee	August 5, 2022

*By:	/s/ William J. Bielefeld Willaim J. Bielefeld as attorney-in-fact
*
Pursuant to powers of attorney.
*
Pursuant to power of attorney filed herewith.

INDEX OF EXHIBITS
Exhibit	Exhibit Name
a.2	Agreement and Declaration of Trust dated June 22, 2022.
b.	Bylaws of Registrant dated June 22, 2022.
e.	Terms and Conditions of the Dividend Reinvestment Plan.
g.	Investment Management Agreement between Registrant and Pacific Investment Management Company LLC (“PIMCO”)
j.1	Custody and Investment Accounting Agreement between Registrant and State Street Bank and Trust Company.
j.2	Custody Agreement between PIMCO and UMB Bank.
k.1	Administration Agreement
k.3	Amended and Restated Sub-Administration Agreement between PIMCO, on behalf of Registrant, and State Street Bank and Trust Company
s.1	Power of Attorney for Eric D. Johnson
s.2	Power of Attorney for Bijal Y. Parikh
s.3	Power of Attorney for Benedict Aitkenhead
s.4	Power of Attorney for Debra W. Huddleston
s.5	Power of Attorney for Anne K. Kratky
s.6	Power of Attorney for Richard R. LeBrun, Jr.